                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                              (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] CONFIDENTIAL, FOR USE OF THE
[_] Preliminary Proxy Statement               COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                       FRANK RUSSELL INVESTMENT COMPANY
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1.  Title of each class of securities to which transaction applies:

  2.  Aggregate number of securities to which transaction applies:

  3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  4.  Proposed maximum aggregate value of transaction:

  5.  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1.  Amount Previously Paid:

  2.  Form, Schedule or Registration Statement No.:

  3.  Filing Party:

  4.  Date Filed:

                       FRANK RUSSELL INVESTMENT COMPANY
                       VOLATILITY CONSTRAINED BOND FUND
                                 909 A STREET
                           TACOMA, WASHINGTON 98402

                              1-800-787-7354

Dear Volatility Constrained Bond Fund Shareholder:

  Enclosed is a Notice of Special Meeting in lieu of Annual Meeting of Shareholders of the Frank Russell Investment Company (the "Investment Company"). The Special Meeting has been called for Thursday, November 19, 1998 at 10:00 a.m., local time, at the offices of the Investment Company at 909 A Street, Tacoma, Washington. The accompanying Prospectus/Proxy Statement details the proposals being presented for your consideration.

  The meeting will consider several proposals, including an Agreement and Plan of Reorganization. If approved, the Agreement would authorize a merger of the Volatility Constrained Bond Fund (the "Bond Fund") into the Fixed Income II Fund (the "Fixed Income Fund"). Each Fund is a sub-trust of the Investment Company. On the date of the merger, you will receive Class S Shares of the Fixed Income Fund with an aggregate value equal to that of your Class S Shares of the Bond Fund on that date. (It is currently expected that the Fixed Income Fund will change its name to the "Short-Term Bond Fund" prior to the reorganization, and therefore, shareholders would receive shares of the Short-Term Bond Fund). After carefully studying the merits of the proposed merger of the Bond Fund into the Fixed Income Fund, the Board of Trustees of the Investment Company has determined that consolidation of the two Funds can provide substantial benefits to the Bond Fund's shareholders. To move forward, however, a majority of the shareholders of the Bond Fund must vote in favor of the transaction. Subject to shareholder approval, the merger of the Bond Fund into the Fixed Income Fund is expected to be completed on or about February 1, 1999, or at such earlier or subsequent date as the Investment Company determines to be in the interest of the Funds. In connection with the merger of the Bond Fund into the Fixed Income Fund, you should note the following:

  .The merger of the Bond Fund will be a tax free event.

  .The value of your investment will not change as a result of the merger.

  In addition to the proposed merger, shareholders of the Bond Fund will be asked to vote on other matters described in this Prospectus/Proxy Statement. Shareholders will be asked to: (i) elect the members of the Board of Trustees of the Investment Company; (ii) ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants; (iii) approve a proposed advisory agreement between the Investment Company, on behalf of the Bond Fund, and Frank Russell Investment Management Company ("FRIMCo"), restructuring the organization of FRIMCo's services and compensating FRIMCo for managing certain additional assets of the Bond Fund; (iv) approve a proposed advisory agreement between the Investment Company, on behalf of the Bond Fund, and FRIMCo, to take effect upon the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company; (v) approve a change in the Fund's fundamental investment restrictions limiting borrowing to authorize a higher borrowing level for the purpose of meeting redemptions; and
(vi) approve the elimination of certain fundamental investment restrictions applicable to the Bond Fund. The Bond Fund's shareholders will be asked to approve these latter six items for probable implementation by the Bond Fund prior to the merger of the Bond Fund into the Fixed Income Fund.

  The enclosed materials provide details of the proposals. Accordingly, a proxy card for the Special Meeting in lieu of Annual Meeting of Shareholders is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR CARD AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING. Please return your proxy card as soon as possible.

                                           Sincerely,

                                           /s/ Karl J. Ege

                                           Karl J. Ege, Esq.
                                           Secretary

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A STREET
                           TACOMA, WASHINGTON 98402

              NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                            OF SHAREHOLDERS OF THE
                       VOLATILITY CONSTRAINED BOND FUND
                                    OF THE
                       FRANK RUSSELL INVESTMENT COMPANY
                   TO BE HELD ON THURSDAY, NOVEMBER 19, 1998

To the Shareholders of Volatility Constrained Bond Fund:

  NOTICE IS HEREBY GIVEN that a Special Meeting in lieu of Annual Meeting of the Shareholders (the "Shareholders") of the Volatility Constrained Bond Fund (the "Bond Fund"), a sub-trust of Frank Russell Investment Company (the "Investment Company"), will be held at the Investment Company's offices located at 909 A Street, Tacoma, Washington, on Thursday, November 19, 1998 at 10:00 a.m., local time, for the following purposes:

    1. To approve an Agreement and Plan of Reorganization of the Investment Company, on behalf of the Bond Fund and the Fixed Income II Fund (the "Fixed Income Fund"), each a sub-trust of the Investment Company, that provides for the merger of the Bond Fund into the Fixed Income Fund, the distribution of Class S Shares of the Fixed Income Fund to the Shareholders of the Bond Fund, and the dissolution of the Bond Fund.

    2. To elect the members of the Board of Trustees of the Investment
  Company.

    3. To ratify the selection of PricewaterhouseCoopers LLP as the Investment Company's independent accountants.

    4. To approve a proposed advisory agreement with Frank Russell Investment Management Company ("FRIMCo"), the present investment manager of the Bond Fund, restructuring the manner in which services are provided to the Fund, and providing for compensation to FRIMCo for managing certain additional assets of the Bond Fund.

    5. To approve a proposed advisory agreement with FRIMCo, to take effect upon the closing of the acquisition of Frank Russell Company by The Northwestern Mutual Life Insurance Company.

    6. To approve a change to the Bond Fund's fundamental investment restriction limiting borrowing activities, authorizing a higher borrowing level for the purpose of meeting shareholder redemption requests.

    7. To approve the elimination of certain fundamental investment restrictions applicable to the Bond Fund.

  The Special Meeting also will consider and act upon any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.

  The attached Prospectus/Proxy Statement provides more information concerning the merger contemplated by the Agreement and Plan of Reorganization, and the other items upon which Shareholders will be asked to vote. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A.

  Shareholders of record as of the close of business on September 21, 1998, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                           By Order of the
                                           Board of Trustees,

                                           /s/ Karl J. Ege

                                           KARL J. EGE, ESQ.
                                           Secretary

Tacoma, Washington

October 20, 1998

 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR TO THE MEETING.

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
Cover Page...........................................................     Cover
Proposal #1: To Approve an Agreement and Plan of Reorganization by
 the Investment Company, on Behalf of the Volatility Constrained Bond
 Fund and the Fixed Income II Fund...................................         3
  Summary of the Proposed Reorganization.............................         3
  Comparison of Important Features...................................         4
  Reasons for the Reorganization.....................................         7
  Information about the Reorganization...............................         9
  Comparison of Investment Policies and Risks of Investing in the
   Bond Fund and the Fixed Income Fund...............................        11
Proposal #2: To Elect the Members of the Board of Trustees...........        12
Proposal #3: Ratification of the Selection of PricewaterhouseCoopers
 LLP as the Investment Company's Independent Accountants.............        16
Proposal #4: To Approve a New Advisory Agreement Between the
 Investment Company, on Behalf of the Bond Fund and Frank Russell
 Investment Management Company, Restructuring Services and Providing
 Compensation for Managing Additional Assets.........................        16
  Summary of the Proposed Advisory Agreement.........................        16
  Considerations by the Board........................................        19
Proposal #5: To Approve a Proposed Agreement with FRIMCo on Behalf of the Bond Fund, to Take Effect Upon the Acquisition of Frank Russell
 Company by The Northwestern Mutual Life Insurance Company...........        19
  Introduction.......................................................        19
  Board of Trustees Evaluation and Conclusions.......................        20
  Information Concerning the Transaction and Northwestern Mutual.....        22
  Required Vote......................................................        25
Proposal #6: To Approve an Amendment to the Bond Fund's Fundamental
 Investment Restrictions to Increase the Amount which the Fund May
 Borrow to Meet Redemptions..........................................        25
Proposal #7: To Approve the Elimination of Certain Fundamental
 Investment Restrictions Applicable to the Bond Fund.................        27
Information Regarding the Present Management Agreement...............        28
Information Regarding the Solicitation and Revocation of Proxies and
 Voting Information..................................................        29
Principal Shareholders...............................................        30
Information about the Bond Fund......................................        31
Information about the Fixed Income Fund..............................        31
Information about the Investment Company.............................        32
EXHIBIT A --Agreement and Plan of Reorganization.....................  Attached
EXHIBIT B --Institutional Funds' prospectus, dated May 1, 1998, as supplemented
           through October 8, 1998...................................  Attached
EXHIBIT C(1)--Institutional Funds' Annual Report to Shareholders
           relating to the Fixed Income II Fund, dated December 31,
           1997......................................................  Attached
EXHIBIT C(2)--Russell Funds' Annual Report to Shareholders relating to the Volatility Constrained Bond Fund, dated December
           31, 1997..................................................  Attached
EXHIBIT D(1)--Institutional Funds' Semi-Annual Report to Shareholders
           relating to the Fixed Income II Fund, dated June 30,
           1998......................................................  Attached
EXHIBIT D(2)--Russell Funds' Semi-Annual Report to Shareholders
           relating to the Volatility Constrained Bond Fund, dated
           June 30, 1998.............................................  Attached
EXHIBIT E --The Present Management Agreement (the "Management
           Agreement") between the Investment Company and FRIMCo.....  Attached
EXHIBIT F --The Proposed Advisory Agreement (the "Proposed Advisory
           Agreement")
           between the Investment Company and FRIMCo.................  Attached
EXHIBIT G --Proforma Financial Statements............................  Attached
EXHIBIT H --Expense Tables Reflecting Separation of Advisory and
        Administrative Fees..........................................  Attached
EXHIBIT I--Five Percent Shareholders.................................  Attached

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                          DATED OCTOBER 20, 1998

                                 MERGER OF THE

                       VOLATILITY CONSTRAINED BOND FUND

                                   INTO THE

                             FIXED INCOME II FUND

                                      OF

                       FRANK RUSSELL INVESTMENT COMPANY

                                    SUMMARY

WHAT IS THE PURPOSE OF THIS PROSPECTUS/PROXY STATEMENT?

  The principal purpose of this combined Prospectus and Proxy Statement (the "Proxy Statement") is to seek shareholder approval of the merger which is described below. The transaction will merge the Volatility Constrained Bond Fund (the "Bond Fund"), a sub-trust of Frank Russell Investment Company (the "Investment Company"), with Fixed Income II Fund (the "Fixed Income Fund"), another sub-trust of the Investment Company that has identical investment objectives, policies and limitations (the "Reorganization"). At the time of the Reorganization, the Bond Fund's shareholders (the "Shareholders") will become shareholders of the Fixed Income Fund. Shareholders of the Bond Fund and other sub-trusts in the Investment Company are also being asked to elect Trustees and ratify the selection of the independent accountants of the Investment Company.

  Shareholders of the Bond Fund are also being asked to approve other items relative to the Bond Fund's investment policies and operations, including approval of a new advisory agreement to become effective until the Reorganization. These items are expected to be implemented for the Bond Fund prior to the occurrence of the Reorganization. Shareholders will also consider approval of a new management or advisory agreement to become effective at the time of a change of control of Frank Russell Company ("FRC"), the corporate parent of the investment manager to the Investment Company.

OVERVIEW OF THE PROPOSED TRANSACTION

  The Board is recommending that you approve an Agreement and Plan of Reorganization (the "Agreement and Plan"). If the Agreement and Plan is approved, the Bond Fund will be merged into the Fixed Income Fund, and each Shareholder will receive Class S Shares of the Fixed Income Fund with an aggregate value equal to the value of the Class S Shares of the Bond Fund held by that Shareholder prior to the Reorganization. After the Class S Shares of the Fixed Income Fund are distributed to Shareholders of the Bond Fund, the Bond Fund will be liquidated.

WHO ARE THE PARTIES TO THE REORGANIZATION?

  The Bond Fund and the Fixed Income Fund (together, the "Funds") are each sub-trusts of the Investment Company, an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts, with principal offices located at 909 A Street, Tacoma, Washington 98402. The Fixed Income Fund has investment objectives which are identical to those of the Bond Fund, namely the preservation of capital and generation of current income consistent with the preservation of capital. The investment policies and restrictions and, consequently, the risks of investing in the Fixed Income Fund, are identical to those of the Bond Fund, which are described more fully under "Comparison of Investment Policies and Risks" in this Proxy Statement.

RELEVANT INFORMATION ABOUT THE TRANSACTION

  This Proxy Statement provides the information about the Fixed Income Fund that Bond Fund Shareholders should know in order to evaluate the proposed Reorganization. We suggest that you keep this for your records and future reference. The following documents are incorporated by reference into this Proxy Statement (and are also attached if indicated). All documents may be obtained without charge by writing to the address shown above or by calling 1-800-787-7354:

  . a Statement of Additional Information, dated October 20, 1998, relating to this Proxy Statement, is on file with the U.S. Securities and Exchange Commission (the "SEC") and is available upon request to the Investment Company.

  . the Prospectus of the Investment Company's Institutional Funds, including the Fixed Income Fund, dated May 1, 1998, as supplemented through October 8, 1998. Attached as EXHIBIT B.

  . the Annual Report of the Investment Company's Institutional Funds, relating to the Fixed Income Fund and the Annual Report of the Investment Company's Russell Funds relating to the Bond Fund, dated December 31, 1997. Attached as EXHIBITS C(1) AND C(2), RESPECTIVELY.

  . the Semi-annual Report of the Investment Company's Institutional Funds, relating to the Fixed Income Fund and the Semi-Annual Report of the Investment Company's Russell Funds relating to the Bond Fund, dated June 30, 1998. Attached as EXHIBITS D(1) AND D(2), RESPECTIVELY.

  . the Investment Company's Russell Funds Class S Prospectus, including the
    Bond Fund, dated May 1, 1998, as supplemented through October 8, 1998, is on file with the SEC and is available upon request to the Investment Company.

CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

  Shareholders will also be asked to approve a new investment advisory agreement with the present investment manager of the Bond Fund to restructure the services provided by the manager, and a subsequent advisory agreement, on the same terms as the agreement then in effect, to become effective upon the closing of the acquisition of FRC by The Northwestern Mutual Life Insurance Company.

  This summary of the Proxy Statement is provided for your convenience. You are urged to read the more complete information contained elsewhere in this Proxy Statement. It is expected that this Proxy Statement will first be sent to Shareholders on or about October 23, 1998.

  THE SEC HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY REPRESENTATION OR OTHER INFORMATION, YOU SHOULD NOT RELY ON THOSE REPRESENTATIONS OR OTHER INFORMATION SINCE NEITHER THE BOND FUND NOR THE FIXED INCOME FUND HAS AUTHORIZED THOSE REPRESENTATIONS.

                   PROPOSAL #1: TO APPROVE AN AGREEMENT AND
                   PLAN OF REORGANIZATION BY THE INVESTMENT
                     COMPANY, ON BEHALF OF THE VOLATILITY
              CONSTRAINED BOND FUND AND THE FIXED INCOME II FUND

                  SUMMARY OF THE PROPOSED REORGANIZATION

  This portion of Proposal #1 summarizes the proposed reorganization for your convenience. You are urged to read the more complete information contained in this Proxy Statement. The Agreement and Plan of Reorganization (the "Agreement and Plan"), and the Prospectus and the Annual Report and Semi-Annual Report of the Investment Company's Institutional Funds, relating to the Fixed Income Fund, are each attached to this Proxy Statement as Exhibits A, B, C(1) and D(1), respectively. The Annual Report and Semi-Annual Report of the Investment Company's Russell Funds, relating to the Bond Fund are each attached to this Proxy Statement as Exhibits C(2) asnd D(2), respectively.

WHY IS THE PROPOSED REORGANIZATION BEING PRESENTED AT THIS TIME?

  At its meeting on April 27, 1998, the Investment Company's Board of Trustees (the "Board" or the "Trustees") considered various alternatives for the future of the Bond Fund, given its relatively small asset base. These included continuing as a sub-trust of the Investment Company, or the merger of the Bond Fund with another sub-trust of the Investment Company. The Board concluded that the merger of the Bond Fund into the Fixed Income Fund would be in the best interests of the Bond Fund's Shareholders because the Bond Fund and the Fixed Income Fund have the same investment objectives, policies and limitations, and utilize the same money managers to manage their investments.

  Of course, each Shareholder's decision to become an investor in the Fixed Income Fund will involve an assessment of his or her own personal financial situation and objectives. For the reasons set forth below under "REASONS FOR THE REORGANIZATION," the Board concluded that the Reorganization is in the best interests of the Shareholders of the Bond Fund and of the Fixed Income Fund, and recommended that Shareholders approve the Agreement and Plan. If the Agreement and Plan is approved by Shareholders and the Reorganization takes place, the Bond Fund will be merged into the Fixed Income Fund, which will have changed its name to the "Short-Term Bond Fund" on or about January 1, 1999.

HOW WILL THE PROPOSED REORGANIZATION AFFECT BOND FUND SHAREHOLDERS?

  The Agreement and Plan approved by the Trustees and presented to the Shareholders provides for the merger of the Bond Fund into the Fixed Income Fund in exchange for Class S Shares issued by the Fixed Income Fund. The value of Class S Shares issued by the Fixed Income Fund in connection with the Reorganization will equal the value of the net assets of the Bond Fund acquired by the Fixed Income Fund. Pursuant to the Agreement and Plan, Class S Shares issued to the Bond Fund by the Fixed Income Fund will be distributed to the Shareholders of the Bond Fund in liquidation of the Bond Fund. As a result, each Shareholder of the Bond Fund will cease to be a Shareholder of the Bond Fund and will instead be the owner of that number of full and fractional Class S Shares of the Fixed Income Fund having an aggregate net asset value equal to the aggregate net asset value of the Class S Shares of the Bond Fund held by that Shareholder at the Effective Time of the Reorganization, as defined herein.

WHAT VOTE IS REQUIRED TO APPROVE THE REORGANIZATION?

  The affirmative vote of the majority of outstanding shares of the Bond Fund as of September 21, 1998, the record date ("the Record Date"), is necessary to approve the Agreement and Plan. Shareholders are being asked to vote to approve the Agreement and Plan. If the Agreement and Plan is not approved, the Bond Fund will continue to operate as a sub-trust of the Investment Company, and the Trustees will consider what further action, if any, is in the interests of the Bond Fund and its Shareholders. IF YOU RETURN A SIGNED PROXY WITH NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION FOR THE SHAREHOLDERS?

  Completion of the Reorganization is subject to the receipt of a tax opinion from counsel to the Investment Company, that, among other things:

  . no gain or loss will be recognized by the Bond Fund or its Shareholders for federal income tax purposes as a result of such Reorganization; and

  . the holding period and aggregate tax basis of the Class S Shares of the Fixed Income Fund received by a Shareholder of the Bond Fund will be the same as the holding period and aggregate tax basis of the Shareholder's Class S Shares of the Bond Fund prior to the Reorganization; and

  . the holding period and tax basis of the assets of the Bond Fund in the hands of the Fixed Income Fund as a result of the Reorganization generally will be the holding period and tax basis of those assets in the hands of the Bond Fund immediately prior to the Reorganization.

                     COMPARISON OF IMPORTANT FEATURES

HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE BOND FUND AND THE FIXED INCOME FUND COMPARE?

  The investment objectives of the Bond Fund and the Fixed Income Fund are identical-the preservation of capital and generation of current income consistent with the preservation of capital by investing in fixed income securities with low volatility characteristics. The assets of the Bond Fund and the Fixed Income Fund are invested primarily in those fixed income securities which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuation in net asset value per share, each Fund intends to maintain an average portfolio maturity of less than five years. The investment policies, limitations and restrictions of the Bond Fund and the Fixed Income Fund are identical. See "Comparison of Investment Policies and Risks of the Bond Fund and the Fixed Income Fund" in this Proxy Statement.

HOW ARE THE BOND FUND AND THE FIXED INCOME FUND EACH MANAGED?

  The management of the business and affairs of the Investment Company is the responsibility of the Board. The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with Frank Russell Investment Management Company ("FRIMCo" or the "Manager"), FRC and the Funds' money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  Both the Bond Fund and the Fixed Income Fund are managed by FRIMCo, whose address is 909 A Street, Tacoma, Washington 98402. As described in more detail in connection with Proposal #4 below, FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the custodian retained by the Funds;

  . develops investment guidelines and restrictions, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent, dividend disbursing, and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds. FRIMCo is a wholly owned subsidiary of FRC, which provides comprehensive asset management consulting services to institutional pools of investment assets. George F. Russell, Jr., Chairman of the Board of the Investment Company, is currently the Chairman of the Board and controlling shareholder of FRC.

  The Investment Company has received an exemptive order from the SEC which permits the Investment Company, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the Manager and the money managers of each sub-trust. On January 22, 1996, the shareholders of the Investment Company voted to approve this arrangement.

  As of the date of this Proxy Statement, the money managers for both the Bond Fund and the Fixed Income Fund are:

    BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154, which is a wholly-owned indirect subsidiary of PNC Bank;

    Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, which is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest; and

    STW Fixed Income Management Ltd., Trinity Hall, 43 Cedar Avenue, Hamilton HM KX, Bermuda, which is a Bermuda exempted company. William H. Williams III is the sole shareholder.

  The Fixed Income Fund's money managers will not change as a result of the Reorganization.

WHAT ARE THE VARIOUS FEES AND EXPENSES FOR THE BOND FUND AND THE FIXED INCOME FUND?

  The following summarizes the fees and expenses of the Funds under the present service agreements. Both the Bond Fund and the Fixed Income Fund are considering identical proposals to restructure the present arrangements which are described in Proposal #4 below.

 Investment Management Fees:

  Under its Management Agreement with the Investment Company, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Investment Company's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of management fees, payable by the two Funds to FRIMCo monthly on a pro rata basis, is 0.50% of each Fund's average daily net assets.

  Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the money manager for the quarter. For the year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Bond Fund, 0.17%, and Fixed Income Fund, 0.17%.

 Administrative Services:

  FRIMCo provides the Investment Company with administrative services and facilities necessary to operate the Funds. FRIMCo also serves as the dividend-paying agent, transfer agent and shareholder servicing agent for the Funds.

 Operating Expenses:

  The following information is provided in order to assist you in understanding the fees and expenses of the Bond Fund and the Fixed Income Fund.

                                                                 SHORT-TERM BOND
                                                                  FUND (FORMER
                                                                 FIXED INCOME II
                                                                      FUND)
                                              FIXED INCOME BOND    (FOLLOWING
FEES                                              FUND     FUND  REORGANIZATION)
----                                          ------------ ----  ---------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as
 a percentage of offering price)............      NONE     NONE       NONE
Maximum Deferred Sales Load.................      NONE     NONE       NONE
Maximum Sales Load Imposed on Reinvested
 Dividends..................................      NONE     NONE       NONE
Redemption Fees.............................      NONE     NONE       NONE
Exchange Fee (per transaction)..............      NONE     NONE       NONE
Annual Class S Shares Operating Expenses (as
 a percentage of average net assets)
Management Fees.............................      0.50%    0.50%      0.50%
Rule 12b-1 Fees.............................      NONE     NONE       NONE
Other Expenses..............................      0.17%    0.24%      0.17%
                                                  ----     ----       ----
 Total Class S Shares Operating Expenses....      0.67%    0.74%      0.67%
                                                  ====     ====       ====

EXAMPLE

  You would pay the following expenses on a $1,000 investment based on the level of expenses shown above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
Bond Fund.....................................  $ 7     $23     $41     $93
Short-Term Bond Fund (Former Fixed Income II
 After the Reorganization)....................  $ 7     $21     $37     $84

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AS ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. The actual return may be greater or less than the assumed amount. The various costs and expenses reflected in the foregoing Expense Table and Example are explained in more detail in the Prospectuses incorporated by reference into this Proxy Statement.

HOW ARE THE BOND FUND AND THE FIXED INCOME FUND DISTRIBUTED?

  Russell Fund Distributors, Inc. ("Distributors"), located at 909 A Street, Tacoma, WA 98402, a wholly-owned subsidiary of FRIMCo, serves as the principal underwriter of the Investment Company's shares. Distributors receives no compensation from the Investment Company for its services.

WHAT IS THE PURCHASE PRICE FOR CLASS S SHARES?

  Class S Shares of the Bond Fund and the Fixed Income Fund are sold on a continuous basis at the public offering price per share which is equal to the net asset value per share on each business day on which shares are offered. Class S Shares of the Funds are sold with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees.

  Although there is no specified minimum investment in Class S Shares of the Bond Fund, the Bond Fund, along with certain other sub-trusts of the Investment Company, is designed for investors making an aggregate investment of at least $100,000 in any combination of Class S Shares of the Investment Company's sub-trusts. Additionally, investors must qualify as "Eligible Investors," as described in the Investment Company's Russell Funds' prospectus.

  At the present time, there is a $5 million minimum aggregate investment requirement in the Class S Shares of the Fixed Income Fund. The Board has authorized the restructuring of the Investment Company, so that prior to the completion of the Reorganization, the Class S Shares of the Fixed Income Fund will be offered through the Investment Company's Specialty Funds prospectus. There is no minimum investment requirement applicable to the sub-trusts in that group, although any account with less than $5,000 will be subject to an account maintenance fee of $12.50 per annum, which will be deducted from distributions or paid by the redemption of shares.

WHAT ARE THE DIVIDEND AND DISTRIBUTION POLICIES FOR THE BOND FUND AND THE FIXED INCOME FUND?

  The Bond Fund and the Fixed Income Fund have policies of distributing substantially all of their net investment income and net capital gains to their respective shareholders each year. The Bond Fund declares income dividends from its net investment income monthly--currently for Shareholders of record on the last business day of the month, payable early the following month. The Fixed Income Fund pays dividends from net investment income and capital gains, if any, quarterly. Dividends and capital gains distributions are automatically reinvested by the Bond Fund and the Fixed Income Fund in additional shares unless and until a shareholder elects to receive them in cash.

HOW DO THE RISK FACTORS AND THE INVESTMENT POLICIES OF THE FIXED INCOME FUND AND THE BOND FUND COMPARE?

  Because of the identical character of the investment objectives and policies of the Fixed Income Fund and the Bond Fund, the investment risks associated with an investment in the Fixed Income Fund are the same as those of the Bond Fund. See "Comparison of Investment Policies and Risks" below and the accompanying prospectus of the Investment Company's Institutional Funds, including the Fixed Income Fund.

                        REASONS FOR THE REORGANIZATION

WHY IS THE BOARD RECOMMENDING THE REORGANIZATION?

  The Trustees of the Investment Company considered the fact that the asset base of the Bond Fund was at a level which did not produce sufficient economies of scale for the Shareholders. FRIMCo was asked to develop recommendations for the consideration of the Board. In determining how to best address the Bond Fund's relatively low asset base, FRIMCo suggested that a merger with a larger fund could provide the Bond Fund's Shareholders with appropriate economies of scale. FRIMCo proposed, and the Board concluded, that the Fixed Income Fund is a larger fund which offers appropriate economies of scale, and has investment objectives and policies that are identical to the Bond Fund's objectives and policies.

  The Agreement and Plan was presented to the Board at a meeting held on April 27, 1998. At the meeting the Trustees questioned FRIMCo about the potential benefits to be gained by Shareholders of the Bond Fund, as well as any additional costs to be borne. In determining whether to recommend approval of the Reorganization to Shareholders, the Board considered, among others, the following factors:

    (1) the expense ratio of the Fixed Income Fund, as well as similar funds;
  and

    (2) the comparative investment performance of the Fixed Income Fund with the performance of similar funds; and

    (3) the compatibility of the investment objectives, policies, restrictions and portfolios of the Fixed Income Fund with the Bond Fund; and

    (4) the tax consequences of the Reorganization.

WHAT ARE THE ADVANTAGES OF THE REORGANIZATION?

  After carefully considering the proposal for the merger of the Bond Fund, the Reorganization has been recommended by the Board on behalf of the Bond Fund for the following reasons:

    (1) combining the Bond Fund with a larger portfolio will better diversify its investments and enable the Bond Fund to make investments on better terms and with attendant savings in investment costs for the Bond Fund and the Shareholders; and

    (2) the Reorganization would permit Shareholders to pursue their investment goals in a larger fund which should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility; and

    (3) combining the Bond Fund with the Fixed Income Fund means higher aggregate net assets which should enable shareholders to obtain the benefits of economies of scale in operational costs; and

    (4) combining the Bond Fund with the Fixed Income Fund will enable Shareholders to continue to obtain the services of the same service providers, including FRIMCo and the money managers, which currently provide services to such Shareholders invested in the Bond Fund.

  Shareholders in a larger fund generally benefit when fixed costs of fund operations and certain duplicative costs and expenses are spread over a larger asset base. As a general rule, this effect can be expected to be realized primarily with respect to fixed expenses. Expenses that are based on the value of assets or the number of shareholder accounts, such as certain custody and transfer agent fees, would be largely unaffected by the Reorganization, unless the schedule of such fees provides for reduced fees for assets at higher levels.

HOW WILL THE REORGANIZATION BE FINANCED?

  During the course of its deliberations, the Board determined that each Fund would bear its direct operational expenses with respect to the Reorganization.

WILL THE SHARES OF EITHER FUND BE DILUTED AS A RESULT OF THE REORGANIZATION?

  In reaching the decision to recommend that Shareholders of the Bond Fund vote to approve the Reorganization, the Board of Trustees concluded that the Reorganization is in the best interests of the Shareholders of the Bond Fund and that no dilution would result to the Shareholders of the Bond Fund from the Reorganization.

  The Board of Trustees also determined that the Reorganization was in the best interests of the Class S shareholders of the Fixed Income Fund and that no dilution would result to the current Class S shareholders of the Fixed Income Fund as a result of the Reorganization.

                 FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
            TRUSTEES OF THE INVESTMENT COMPANY RECOMMENDS THAT YOU
                 VOTE FOR APPROVAL OF THE AGREEMENT AND PLAN.

  WHAT HAPPENS IF THE AGREEMENT AND PLAN IS NOT APPROVED BY THE
SHAREHOLDERS? If the Agreement and Plan is not approved by the Shareholders at the meeting, the Bond Fund will continue as a sub-trust of the Investment Company. In that event, the Board would have to determine what additional actions, if any, it would recommend to the Shareholders of the Bond Fund.

                     INFORMATION ABOUT THE REORGANIZATION

  The following is a summary of the Agreement and Plan of Reorganization. It is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement and Plan, a copy of which is attached as Exhibit A.

  WHAT IS THE METHOD OF CARRYING OUT THE REORGANIZATION? If the Shareholders approve the Agreement and Plan, it is expected that the Reorganization will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied. (See "Conditions Precedent to Closing.") Consummation of the Reorganization (the "Effective Time of the Reorganization") is expected to occur on or about February 1, 1999, or such other date as is agreed to by the Bond Fund and the Fixed Income Fund. The Agreement and Plan may be terminated at any time before or after its approval by Shareholders by action of the Board.

  The Agreement and Plan provides, first, that substantially all of the assets of the Bond Fund will be transferred to the Fixed Income Fund, which will assume all of the Bond Fund's liabilities. The Bond Fund Shareholders will receive a number of Class S Shares of the Fixed Income Fund with the same aggregate net asset value as the Class S Shares of the Bond Fund held immediately prior to the Reorganization. The Bond Fund's Shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the Class S Shares of the Fixed Income Fund.

  The Agreement and Plan provides that the Bond Fund will declare a dividend and/or other distribution prior to the Reorganization which, together with all previous distributions, will have the effect of distributing to the Shareholders of the Bond Fund all of its investment company taxable income and net capital gain, if any, realized by the Bond Fund up to and including the Effective Time of the Reorganization.

  Following the transfer of assets and assumption of liabilities of the Bond Fund to the Fixed Income Fund, and the issuance of Class S Shares by the Fixed Income Fund to the Bond Fund, the Bond Fund will distribute the Class S Shares of the Fixed Income Fund pro rata to the Bond Fund Shareholders as described above in liquidation of the Bond Fund. In addition to the Class S Shares, each Bond Fund Shareholder will have a right to receive any declared and unpaid dividends or other distributions. Following the Reorganization, shareholders of the Bond Fund will be shareholders of the Fixed Income Fund. While not required by the Agreement and Plan, it is contemplated that prior to the Reorganization, the Fixed Income Fund will have changed its name to the Short-Term Bond Fund.

  CONDITIONS PRECEDENT TO CLOSING. The Reorganization is subject to a number of conditions, including approval of the Agreement and Plan and the transaction contemplated thereby as described in this Proxy Statement by the Shareholders of the Bond Fund; the receipt of certain legal opinions described in the Agreement and Plan; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Agreement and Plan and other matters; and the parties' performance in all material respects of their agreements and undertakings in the Agreement and Plan.

  EXPENSES OF THE TRANSACTION. The Bond Fund and the Fixed Income Fund will each pay its direct expenses incurred in connection with entering into, and completing, the transaction described in the Agreement and Plan.

  TAX CONSIDERATIONS. It is expected that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). No gain or loss will be recognized as a consequence of the Reorganization by the Shareholders of the Bond Fund, the Bond Fund, the shareholders of the Fixed Income Fund, or the Fixed Income Fund. The completion of the Reorganization is subject to the receipt by the Bond Fund and the Fixed Income Fund of an opinion of counsel to that effect.

  Shareholders of the Bond Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, as to state and local tax consequences, if any, of the Reorganization.

  DESCRIPTION OF CLASS S SHARES OF THE FIXED INCOME FUND. The Investment Company issues shares of beneficial interest divisible into an unlimited number of sub-trusts, each of which sub-trust is a separate trust under Massachusetts law, and the sub-trusts' shares may be offered in multiple classes. As of the date of this Proxy Statement, the Fixed Income Fund does not offer shares of beneficial interest in any class other than the Class S Shares, although it may do so in the future. Shares of each class of a sub-trust, including the Fixed Income Fund's Class S Shares, represent proportionate interests in the assets of the specific sub-trust attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the sub-trust. Shares of each class of a sub-trust are entitled to such dividends and distributions earned on the assets belonging to the sub-trust as may be declared by the Board. Shares of each class of a sub-trust have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a sub-trust has one vote; there are no cumulative voting rights.

  Class S Shares of the Fixed Income Fund will be issued to Shareholders of the Bond Fund in accordance with the procedures under the Agreement and Plan as described above. Each Class S Share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no preemptive or conversion rights and will be transferable upon the books of the Fixed Income Fund. In accordance with the Fixed Income Fund's normal procedures as specified in its the Investment Company's Institutional Funds' prospectus, the Fixed Income Fund will not issue certificates for shares of beneficial interest to former Shareholders of the Bond Fund, unless requested in writing by the Shareholder or by his or her financial intermediary. As of the Effective Time of the Reorganization, all certificates representing shares of the Bond Fund shall be deemed to represent an interest of the Shareholder in the new Class S Shares of the Fixed Income Fund issued to the Shareholder in the Reorganization. If a certificate for Class S Shares of the Bond Fund is outstanding, a new certificate for Class S Shares of the Fixed Income Fund issued in the transaction will not be issued until the old certificate is delivered to the transfer agent.

  As shareholders of the Fixed Income Fund, former Shareholders of the Bond Fund will have substantially similar voting rights and rights upon dissolution with respect to the Fixed Income Fund as they currently have with respect to the Bond Fund.

  The terms of the Amended Master Trust Agreement do not confer upon Shareholders of the Bond Fund any appraisal rights; however, after the Effective Time of the Reorganization, such Shareholders may redeem their Class S Shares in the Fixed Income Fund at net asset value or exchange their Fixed Income Fund Class S Shares into shares of certain other sub-trusts of the Investment Company.

  The Investment Company is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Amended Master Trust Agreement of the Investment Company contains an express disclaimer of shareholder liability for acts or obligations of the Investment Company and provides for indemnification and reimbursement of expenses out of the Investment Company's property for any shareholder held personally liable for the obligations of the Investment Company. The Amended Master Trust Agreement also provides that the Investment Company may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Investment Company, the shareholders of the sub-trust, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability also is limited to circumstances in which both inadequate insurance exists and the Investment Company itself is unable to meet its obligations.

  Under Massachusetts law, the Investment Company is not required to hold annual meetings. In the past, the Bond Fund and the Fixed Income Fund have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. Either Fund may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. In addition, a meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders such as that provided in Section 16(c) of the 1940 Act. The Bond Fund is holding the Special Meeting in lieu of an annual meeting because of the items that must be presented for Shareholders' consideration and approval.

  CAPITALIZATION. The following table sets forth, as of September 21, 1998:
(i) the capitalization of the Bond Fund; (ii) the capitalization of the Fixed Income Fund; and (iii) the pro forma capitalization of the Fixed Income Fund as adjusted to give effect to the proposed Reorganization. The capitalization of the Fixed Income Fund, which is expected to be renamed the Short-Term Bond Fund, is likely to be different when the Reorganization is consummated.

                                                               SHORT-TERM BOND
                                                              FUND (FORMER FIXED
                                                    FIXED      INCOME II FUND)
                                     VOL. CON.    INCOME II    PRO FORMA AFTER
                                     BOND FUND       FUND       REORGANIZATION
                                    ------------ ------------ ------------------
Net Assets......................... $201,666,718 $253,456,249    $455,122,967
Net Asset Value per Share.......... $      19.23 $      18.72    $      18.72
Shares Outstanding.................   10,487,602   13,539,000      24,311,795

  To the extent permitted by law, the Agreement and Plan may be amended without shareholder approval by a writing of the Board. The Agreement and Plan may be terminated and the Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of Shareholders of the Bond Fund by mutual consent of the parties to the Agreement and Plan.

                COMPARISON OF INVESTMENT POLICIES AND RISKS OF
             INVESTING IN THE BOND FUND AND THE FIXED INCOME FUND

  THE BOND FUND AND THE FIXED INCOME FUND. The investment objectives of the Bond Fund and the Fixed Income Fund are identical--the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics./1/ The Funds are managed in an identical manner by their money managers (which, as discussed earlier in this Proxy Statement, are the same). The Funds invest primarily in fixed income securities, emphasizing those securities which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Funds maintain an average portfolio maturity of less than five years. The Funds' money managers seek to identify and invest in a managed portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies.

  Although the Funds invest primarily in debt securities denominated in the U.S. dollar, the money managers actively manage the Funds' portfolios in accordance with a multi-market investment strategy, allocating investments among securities denominated in the U.S. dollar and the currencies of a number of foreign countries and, where consistent with their policy of investing only in high-quality securities, within each such country, among different types of debt securities. The money managers which invest in foreign denominated securities maintain a substantially neutral currency exposure relative to the U.S. dollar, and establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will
---------------------

/1/Based upon the consideration by the Shareholders of the significant matters set forth in this Proxy Statement, the prospectuses of Funds in the Investment Company, including the Short Term Bond Fund, will be amended following the Special Meeting. While the description of the investment techniques or policies will be improved in the revised materials, no substantive change of policies will be made.

vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the U.S. dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by the money managers in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Funds' investment portfolios.

  For a complete description of the investment policies, limitations and restrictions applicable to the Funds, please refer to the Investment Company's Institutional Funds' prospectus, dated May 1, 1998, as supplemented through October 8, 1998, which is attached to this Proxy Statement as Exhibit B. The investment objectives, policies, limitations and restrictions of the Bond Fund and the Fixed Income Fund are identical. SEE PROPOSAL #6 AND PROPOSAL #7 BELOW CONCERNING PROPOSED CHANGES WHICH WILL BE CONSIDERED BY THE SHAREHOLDERS OF EACH FUND AT THIS MEETING.

  RISK FACTORS. The investment risks of the Bond Fund and the Fixed Income Fund are identical. The Funds may invest in foreign securities, including securities denominated in currencies other than the U.S. dollar (including currencies denominated in the "Euro"). The Funds may enter into forward foreign currency exchange contracts, and may purchase and sell (write) call and put options on portfolio securities. These types of investments and related techniques involve certain risks, which are described in the Investment Company's Institutional Funds' prospectus, attached as Exhibit B to this Proxy Statement, and in the Investment Company's Statement of Additional Information, dated May 1, 1998, as supplemented through August 20, 1998, which is available upon request.

  To be approved, the Agreement and Plan must receive the affirmative vote of a "majority of the outstanding voting securities" of the Bond Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Bond Fund means the lesser of (i) 67% or more of the shares of the Bond Fund represented at the Special Meeting, if more than 50% of the outstanding shares are present at the Special Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares of the Bond Fund.

          PROPOSAL #2: TO ELECT THE MEMBERS OF THE BOARD OF TRUSTEES

  At its meeting held on October 5, 1998, the Trustees determined to present the election of the Board of Trustees to Shareholders at the Special Meeting. Messrs. Russell, Lynn L. Anderson, Paul E. Anderson, Baxter, Gingrich, Dr. Anton and Ms. Palmer (the "Current Trustees"), after due consideration, unanimously approved each nominee identified below to stand for election to the Board of Trustees. Mr. Russell will not stand for reelection as a voting Trustee of the Investment Company, although he has been elected to serve as a Trustee Emeritus immediately upon the completion of his present service as a Trustee. In considering the nominees for election as Trustees of the Investment Company, the Trustees took into account the qualifications of each of the nominees and the concern for the continued efficient conduct of the Investment Company's business.

  In particular, the Trustees considered the requirements of the Investment Company Act of 1940 (the "1940 Act") as they apply to the election of Trustees. One factor considered by the Board is the requirement imposed by the 1940 Act's Rule 12b-1 that the selection and nomination of trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) under the Investment Company's Rule 12b-1 Plans (the "Independent Trustees") must be committed, in the first instance, to the Independent Trustees then in office. The Independent Trustees met separately with Investment Company counsel, and proposed the nomination of the Independent Trustees whose names are set forth below.

  At its meeting held on October 5, 1998, the Board also noted the proposed change in control of FRC described in Proposal #5 below. Under Section 15(f) of the 1940 Act, for a period of three years following a change of control, at least 75% of the members of the Board of Trustees must be individuals who are not "interested persons" of FRIMCo or its predecessor entities. Based upon the current affiliations of the nominees for election, the election of a Board comprised of the six nominees set forth in this Proposal #2 will satisfy that requirement.

  The Current Trustees will continue to serve as Trustees until the Trustees elected by the Shareholders take office, although Mr. Russell will resign as a voting Trustee effective December 30, 1998, or at such date as may be considered appropriate to assure that the composition of the Board complies with Section 15(f). Upon the election and qualification of the new Trustees, the six nominees listed below will constitute the Board of Trustees of the Investment Company. It is anticipated that the nominees will take office at the first regularly scheduled Board meeting following their election, which Board meeting is currently anticipated to be held in January 1999. Mr. Russell and Mr. Lynn Anderson are, and will continue to be, "interested persons" of the Investment Company. Mr. Russell has been designated by the Board of Trustees as a Trustee Emeritus of the Investment Company as described above pursuant to the Amended Master Trust Agreement. As a Trustee Emeritus, he will be expected to attend meetings of the Board, will participate in discussions of the business of the Investment Company, and may continue to provide the benefit of his advice and experience to the Board. Under the Amended Master Trust Agreement, a Trustee Emeritus does not vote on any matter before the Board, and is not liable for the actions taken or omitted by the Board.

  Because the Investment Company does not hold regular annual meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified. The Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or required or permitted by the Amended Master Trust Agreement and by-laws of the Investment Company. In compliance with the 1940 Act, shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by shareholders.

THE NOMINEES

  The following information is provided for each of the six nominees. It includes the nominee's name, principal occupation(s) or employment during the past five years, and directorships with other companies which file reports periodically with the SEC. Unless otherwise noted, the mailing address for each nominee is Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402. Each of the nominees is currently a Trustee of the Investment Company and, except as otherwise indicated, has served as a Trustee since 1984.

  Mr. Lynn Anderson is the only nominee for election as a Trustee who is an "interested person" of the Investment Company as defined in the 1940 Act. This designation results from his ownership interest and position as an officer of certain FRC affiliates. As used in the list below, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

  *Lynn L. Anderson--59 years old--Trustee, President and Chief Executive Officer since 1987. Trustee, President and Chief Executive Officer, Russell Insurance Funds; Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee, Chairman of the Board, President, and Treasurer, The SSgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Trust Company; Director and Chairman of the Board, Frank Russell Investment Company Public Limited PLC; Director and shareholder, Frank Russell Company; Director, Frank Russell Investments (Ireland) Limited, Frank Russell Investments (Cayman) Ltd. and Frank Russell Investments (UK) Ltd., Russell Insurance Agency, Inc., and Frank Russell Investment Company, PLC; June 1993 to November 1995, Director, Frank Russell Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company); November 1995 to December 1996, Director and Chairman, Russell MLC Management Company; December 1996 to March 1997, Director and Chairman, Frank Russell Company (Delaware), Inc.

  Paul E. Anderson--67 years old--Trustee. 23 Forest Glen Lane, Tacoma, Washington 98409. Trustee, Russell Insurance Funds; 1996 to Present, President, Forest Limited Partnership. 1984 to 1996, President, Vancouver Door Company, Inc.

  Paul Anton, Ph.D.--78 years old--Trustee since 1985. PO Box 212, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds. President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.

  William E. Baxter--73 years old--Trustee. 800 North C Street, Tacoma, Washington 98403. Trustee, Russell Insurance Funds, Retired.

  Lee C. Gingrich--68 years old--Trustee. 1730 North Jackson, Tacoma, Washington 98406. Trustee, Russell Insurance Funds. President, Gingrich Enterprises, Inc. (Business and Property Management).

  Eleanor W. Palmer--72 years old--Trustee. 2025 Narrows View Circle #232-D, P.O. Box 1057, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds; Director of Frank Russell Trust Company.

  The Investment Company pays fees only to the Independent Trustees of the Investment Company. Compensation of officers and Trustees who are "interested persons" of the Investment Company (as indicated by an asterisk) is paid by FRIMCo or its affiliates.

  All of the nominees attended each regular Board of Trustees meeting held in 1997 and the special meeting of the Board of Trustees held on June 6, 1997, except for Paul Anderson, who was absent from two meetings, Lynn L. Anderson, who was absent from three meetings, and Eleanor W. Palmer, who was absent from one meeting. The Board of Trustees has an Audit Committee, which is composed of the Independent Trustees of the Investment Company. The function of the Audit Committee is to advise the Board with regard to the appointment of the Investment Company's independent accountants, review and approve audit and non-audit services of the Investment Company's independent accountants, and meet with the Investment Company's financial officers to review the conduct of accounting and internal controls. The Committee also serves as a vehicle for these Trustees to consult separately with the Investment Company's outside counsel. The Audit Committee met once during the year ended December 31, 1997. All members of the Audit Committee attended the Audit Committee meeting. The Board does not have standing nominating or compensation committees.

  The following represents the compensation paid to each Current Trustee for the year ending December 31, 1997:

                                          AGGREGATE      TOTAL COMPENSATION FROM
                                        COMPENSATION     THE INVESTMENT COMPANY
                                     FROM THE INVESTMENT  AND THE FUND COMPLEX
                TRUSTEE                    COMPANY          PAID TO TRUSTEES
                -------              ------------------- -----------------------
   Lynn L. Anderson.................       $     0               $     0
   Paul E. Anderson.................       $20,000               $31,263*
   Paul Anton, Ph.D. ...............       $20,000               $31,263*
   William E. Baxter................       $20,000               $31,263*
   Lee C. Gingrich..................       $20,000               $31,263*
   Eleanor W. Palmer................       $20,000               $31,263*
   George F. Russell................       $     0               $     0

---------------------
* The Trustees received $11,263 for service as trustees on the Board of Trustees for the Russell Insurance Funds ($4,000 of which was for services during 1996).

OFFICERS OF THE INVESTMENT COMPANY

  Information about the Investment Company's principal executive officers (other than Lynn Anderson), including their names, ages, position(s) with the Investment Company, and principal occupation or employment during the past five years, is set forth below. An asterisk (*) indicates that the officer is an "interested person" of the Investment Company as defined in the 1940 Act. As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

  *George F. Russell, Jr.--66 years old--Trustee and Chairman of the Board since 1984. Trustee and Chairman of the Board of Russell Insurance Funds since 1996; Director, Chairman of the Board and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc., Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board, and President, Russell 20/20 Association.

  *Mark E. Swanson--34 years old--Treasurer and Chief Accounting Officer since August 1998. Treasurer and Chief Accounting Officer, Russell Insurance Funds; Interim Director, Finance and Operations, Frank Russell Trust Company; Assistant Secretary and Principal Accounting Officer, SSgA Funds (investment company); Interim Director of Fund Administration and Accounting, Frank Russell Investment Management Company; Manager, Funds Accounting and Taxes, Russell Fund Distributors, Inc. April 1996 to August 1998, Assistant Treasurer, Frank Russell Investment Company; August 1996 to August 1998, Assistant Treasurer, Russell Insurance Funds; November 1995 to July 1998, Assistant Secretary, the Seven Seas Series Fund; February 1997 to July 1998, Manager, Funds Accounting and Taxes, Frank Russell Investment Management Company.

  *Randall P. Lert--45 years old--Director of Investments since 1991. Director of Investments, Russell Insurance Funds; Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc. Director-Futures Trading, Frank Russell Investments (Ireland) Limited and Frank Russell Investments (Cayman) Ltd.; Senior Vice President and Director of Portfolio Trading, Frank Russell Canada Limited/Limitee. April 1990 to November 1995, Director of Investments of Frank Russell Investment Management Company.

  *Karl J. Ege--57 years old--Secretary and General Counsel since 1994. Secretary and General Counsel of Russell Insurance Funds. Director, Secretary and General Counsel, Russell Fiduciary Services Co., Frank Russell Capital, Inc.; Director, Secretary, General Counsel and Managing Director--Law and Government Affairs of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company Inc., Russell International Services Co., Inc. and Russell 20-20 Association; Director and Assistant Secretary of Frank Russell Company Limited (London) and Russell Systems Ltd.; Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company PLC, Frank Russell Investments (Ireland) Limited, Frank Russell Company S.A., Frank Russell Japan Co. Ltd., Frank Russell Company (NZ) Limited, Russell Investment Nominee Co PTY Ltd and Frank Russell Investments
(UK) Ltd.; Secretary, A Street Investments, Inc., Director and Secretary, Frank Russell Investments (Delaware), Inc.; July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation.

  *Peter Apanovitch--53 years old--Manager of Short-Term Investment Funds since 1991. Manager of Short-Term Investment Funds, Russell Insurance Funds; Manager of Short-Term Investment Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.

  The persons named in the proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of each nominee. A Shareholder may vote for or withhold authority with respect to any or all of the nominees. If an executed proxy is returned without voting instructions, the shares will be voted for all nominees named herein. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Investment Company knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named in the proxy will exercise their voting power to vote for such substitute person or persons as the Current Trustees of the Investment Company may recommend. If any nominee is not approved by the shareholders of the Investment Company, the Board will consider alternative nominations.

  The nominees who receive the greatest number of votes cast by the shareholders of the Investment Company who are present at the Meeting in person or by proxy will be declared elected.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                  SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE
                         NOMINEES FOR ELECTION TO THE
                  BOARD OF TRUSTEES OF THE INVESTMENT COMPANY


                 PROPOSAL #3: RATIFICATION OF THE SELECTION OF
                       PRICEWATERHOUSECOOPERS LLP AS THE
                 INVESTMENT COMPANY'S INDEPENDENT ACCOUNTANTS

  At its meeting on April 27, 1998, pursuant to a request by the management of the Investment Company, the Board, including a majority of the Independent Trustees of the Investment Company, selected the firm of PricewaterhouseCoopers LLP to be independent accountants for the Investment Company for the fiscal year ended December 31, 1998. Shareholders of all of the sub-trusts of the Investment Company are being asked at the Special Meeting to ratify the selection of PricewaterhouseCoopers LLP, a firm formed by the recent merger of the Investment Company's accountant with another prominent accounting firm.

  Services in connection with the audit function to be performed by the Investment Company's independent accountants include: (i) the examination of the annual financial statements of the Investment Company; (ii) all services rendered in order to permit the accountants to render a formal opinion on the Investment Company's financial statements; and (iii) provision of assistance and consultations with respect to filings with the SEC. PricewaterhouseCoopers LLP does not have any direct or indirect financial interest in the Investment Company. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the Special Meeting. If a representative is present, he or she will have an opportunity to make a statement if he or she desires to do so, and would be available to respond to appropriate questions.

  To be ratified, the appointment of PricewaterhouseCoopers LLP must receive the affirmative vote of a majority of the securities of the Investment Company which are present at the Meeting in person or by proxy, and vote on this proposal.

                       THE BOARD OF TRUSTEES RECOMMENDS
                     THAT SHAREHOLDERS VOTE TO RATIFY THE
                  SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
               THE INVESTMENT COMPANY'S INDEPENDENT ACCOUNTANTS


                    PROPOSAL #4: TO APPROVE A NEW ADVISORY
                   AGREEMENT BETWEEN THE INVESTMENT COMPANY,
                 ON BEHALF OF THE BOND FUND, AND FRANK RUSSELL
                 INVESTMENT MANAGEMENT COMPANY, RESTRUCTURING
                      SERVICES AND PROVIDING COMPENSATION
                        FOR MANAGING ADDITIONAL ASSETS

                SUMMARY OF THE PROPOSED ADVISORY AGREEMENT

  The Board of the Investment Company has approved and recommended to the shareholders of the Investment Company, including the Shareholders of the Bond Fund, a new investment advisory agreement which (i) would distinguish investment advisory services from administrative services provided to the Investment Company, and (ii) would assign additional investment supervisory duties to the Manager and provide compensation for those services.

WHAT ARE THE CURRENT ARRANGEMENTS FOR INVESTMENT SUPERVISORY SERVICES FOR THE BOND FUND?

  From the inception of the Investment Company to the present time, the Investment Company has received both its investment advisory and its administrative services from FRIMCo pursuant to a management agreement between the Investment Company and FRIMCo. The current management agreement with FRIMCo (the "Management Agreement"), dated April 1, 1995, as revised to add additional sub-trusts from time to time, was approved by the shareholders of each sub-trust of the Investment Company, including the Bond Fund, at a special meeting held on January 22, 1996 (which special meeting was specifically called to consider and approve the Management Agreement). The Management Agreement was continued until April 30, 1999, by the Board, including all of the Trustees who are not "interested persons" of FRIMCo, at its meeting held on April 27, 1998. The continuance of the current Management Agreement assured that the Investment Company would continue to receive the services of FRIMCo after April 30, 1998. The current Management Agreement is attached hereto as Exhibit E.

WHAT CHANGES WOULD BE MADE UNDER THE NEW ADVISORY AGREEMENT?

  The Board has concluded that the Investment Company would benefit from the approval of a new investment advisory agreement (the "Advisory Agreement") to replace the current Management Agreement. This portion of the Proxy Statement describes the proposed Advisory Agreement and the current Management Agreement. The Board recommends that the Shareholders approve the proposed Advisory Agreement. The proposed Advisory Agreement reflects two changes:

    (i) The investment advisory and administrative services which are currently provided under the Management Agreement will be separated into an Advisory Agreement and a separate administration agreement.

    (ii) FRIMCo will assume the responsibility for managing additional assets of the Bond Fund that are not treated as net assets under the present agreement, and will be compensated for that responsibility at a rate not to exceed 0.07 of 1% per annum (0.0007) of those additional assets.

  Set forth below is a discussion of the reasons for each of these changes, and a summary of the terms of proposed Advisory Agreement. A copy of the proposed Advisory Agreement is attached as Exhibit F to this Proxy Statement.

HOW WILL THE NEW AGREEMENT RESTRUCTURE AND SEPARATE DIFFERENT SERVICES?

  As noted above, since the inception of the Investment Company, FRIMCo has provided both advisory and administrative services under a single agreement. The current Management Agreement follows this pattern. Both advisory services and administrative services, and the aggregate fee paid for both types of services, are provided for in the Management Agreement. The combination of two types of services (and of the consolidated fee for those services) in a single agreement causes the advisory fees paid by the Investment Company's sub-trusts, including the Bond Fund, to appear to be higher than those which some competitors pay for investment advisory services. In addition, under the 1940 Act, a change to the current Management Agreement affecting only administrative services still must be approved by Shareholders because the Management Agreement also covers advisory services. This makes it difficult for the Investment Company to refine or enhance the scope of administrative services that it receives from FRIMCo, although this effort and expense normally is not imposed on other investment companies which make changes to a purely administrative agreement.

  To address these concerns, management asked the Board to consider a proposal to separate the Management Agreement into two separate agreements -- the proposed Advisory Agreement and an Administration Agreement.

Having a separate Advisory Agreement would enable the Investment Company to present fee information in a manner that conforms with the format used by most other mutual funds. This will allow potential investors to more easily and conveniently compare the Bond Fund's advisory fees with those of similar mutual funds. The stated advisory fee will reflect only amounts paid for advisory services, while administrative costs will be identified under the other expense categories. Expense tables reflecting the separation of the two components of the current fee are included as Exhibit H to this Proxy Statement. Having a separate Administration Agreement will allow the Investment Company more flexibility in adjusting the administrative services it receives from FRIMCo. The Administration Agreement will not deal with the Investment Company's advisory services and will not be subject to
Section 15 of the 1940 Act. Thus, changes can be made to the Administration Agreement upon Board approval without the need to hold a shareholder meeting.

  At its meeting on June 3, 1998, the Board reviewed the combination of investment advisory and administrative services currently provided to the Investment Company under the current Management Agreement. The Board then considered the scope of the two sets of services which will be provided to the Investment Company under the proposed Advisory Agreement and the Administration Agreement. FRIMCo has advised the Board, and the Board has determined after further analysis, that the services which will be provided under the two proposed agreements are essentially identical in scope to those currently provided under the current Management Agreement. The Board has also concluded that, while changes in the scope of and cost to the sub-trusts of administrative services could be authorized by the Board in the future, the scope and cost at this time will not be changed by the adoption of the proposed agreements. FRIMCo has advised the Board that there is no current expectation of any reduction in services to, or any material increase in fees payable by, the Investment Company under the proposed agreements as a result of this restructuring of the current Management Agreement.

HOW WILL THE BOND FUND COMPENSATE FRIMCO FOR ADDITIONAL INVESTMENT RESPONSIBILITIES?

  The current Management Agreement provides that the Bond Fund will pay to FRIMCo an investment management fee which is based upon the net assets of the sub-trusts under the supervision of FRIMCo. The assets upon which the fee is based include only that portion of the Bond Fund's assets which are included in the "net assets" of the Bond Fund.

  The development of new investment practices available to investment companies, or the use by investment companies of some investment techniques to a greater extent than had been possible in the past, has offered the Investment Company the opportunity to seek additional investment opportunities which can benefit its shareholders. Certain of these techniques require that the Investment Company assume responsibility for investment oversight of cash or other collateral which the Investment Company receives from other parties to a transaction. For example, if a sub-trust lends a portfolio security which it owns to a third party (typically, a broker dealer), it will require that party to deliver to the sub-trust as collateral for the return of the security an amount of cash which is greater in amount than the value of the security loaned. The sub-trust then benefits by a portion of the additional income, after payment of such items as additional costs and fees, which it can obtain by the investment of that cash collateral in U.S. Government securities or repurchase agreements secured by U.S. Government securities. Neither the collateral, nor the instrument in which the collateral is invested, are deemed to be a part of the net assets of the sub-trust upon which FRIMCo's current management fee is computed.

  For the Bond Fund and the other sub-trusts of the Investment Company to obtain the benefit of these transactions, however, the investment of these assets is required. The Board has requested that FRIMCo, as the Manager of the Investment Company, supervise the investment of these additional assets, and has concluded that the careful use of these techniques by the Investment Company, and the receipt of the services of FRIMCo required to utilize these techniques, is in the interests of the sub-trusts and the shareholders of the sub-trusts, including the Bond Fund. The Board has determined that obtaining these benefits for the Bond Fund is in the interests of its shareholders, and believes that assigning this responsibility to FRIMCo will allow the Bond Fund greater control over risks of such investment activities. FRIMCo has proposed, and the Trustees have agreed, that it is reasonable to compensate FRIMCo for its supervision of these additional assets. (FRIMCo does not receive any other fees for its services in connection with the lending of portfolio securities.) The Board has therefore concluded that it is reasonable that the proposed Advisory Agreement should include a provision which will permit a sub-trust to compensate FRIMCo for investment management of these assets which are not treated as net assets of the Fund at a rate not to exceed 0.07 of 1% per annum of such assets. Such fee is payable on such assets only as and when they are held by the Bond Fund and subject to oversight by FRIMCo.

                       CONSIDERATIONS BY THE BOARD

  In its deliberations at the June Board meeting, the Trustees requested and evaluated information which the Trustees considered appropriate to evaluate the new structure and compensation arrangements. The Board also considered information relating to the previous performance of FRIMCo; extensive annual financial, personnel, and expense information obtained by the Board in connection with consideration of the extension of the current Management Agreement; and the duty of the Board to carefully weigh such information in order to determine whether to approve the Advisory Agreement. While the Board recognizes that changes under the Administration Agreement could provide for either increases or decreases in services or fees, any amendment to the Administration Agreement would have to be approved not only by a majority of the Board, but also by a majority of the Trustees who are not interested persons of FRIMCo. The Trustees also noted that the independence of the Board is enhanced because, as discussed above, the Investment Company has in effect Plans of Distribution pursuant to which the selection of the Independent Trustees is committed to the discretion of the Independent Trustees then in office. The Board considered the fiduciary duty of the Board in connection with continuance of or amendment to any advisory agreement.

  Based upon the information obtained by the Board, the Trustees concluded that the approval of the proposed Advisory Agreement, including the advisory fee for management of assets which are not deemed to be part of the net assets of a sub-trust, is in the interests of the Investment Company (including the Bond Fund) and its shareholders. In reaching this decision, the Board did not determine the relative importance of the factors which were discussed. The discussion by the Trustees with counsel to the Bond Fund reflected consideration by the Board of all of the issues considered. Although Proposal #1 above requests the approval of Shareholders for a merger of the Bond Fund into the Fixed Income Fund, Shareholders of the Bond Fund are being asked to approve the new form of the Advisory Agreement so that the Bond Fund can operate in a manner consistent with that of the other sub-trusts of the Investment Company if, as is likely, the Reorganization of the Bond Fund, described in Proposal #1, is not completed prior to the implementation of the new agreements by the other sub-trusts of the Investment Company.

  To be approved, the Advisory Agreement must receive the affirmative vote of a "majority of the outstanding voting securities" of the Bond Fund, as defined in the 1940 Act, and as described in more detail in the last paragraph under Proposal #1.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                   SHAREHOLDERS VOTE TO APPROVE THE PROPOSED
               ADVISORY AGREEMENT WITH FRIMCO FOR THE BOND FUND,

               INCLUDING THE RESTRUCTURING OF SERVICES AND
                  COMPENSATION FOR MANAGING ADDITIONAL ASSETS


                      PROPOSAL #5: TO APPROVE A PROPOSED

          AGREEMENT WITH FRIMCO, ON BEHALF OF THE BOND FUND, TO
           TAKE EFFECT UPON THE ACQUISITION OF FRANK RUSSELL COMPANY
               BY THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

INTRODUCTION

  FRIMCo currently serves as the investment manager to the Bond Fund pursuant to the Management Agreement described above in Proposal #4. If Proposal #4 is approved and implemented, FRIMCo will continue to serve as the investment adviser to the Bond Fund pursuant to the new Advisory Agreement. On August 10, 1998, FRC entered into an Agreement and Plan of Merger (the "Transaction Agreement") with The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") pursuant to which Northwestern Mutual will acquire at the effective time all of the outstanding common stock of FRC through the merger of Project Rainier Corp., a wholly-owned subsidiary of Northwestern Mutual, with and into FRC (the "Transaction"). Northwestern Mutual is a Milwaukee-based mutual insurance company with assets of more than

$76 billion at June 30, 1998, and annual revenues of more than $12.3 billion for the year ended December 31, 1997. Northwestern Mutual Investment Services, LLC ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual, serves as investment adviser to the Mason Street Funds, Inc. (a family of retail mutual funds sponsored by Northwestern Mutual) and Northwestern Mutual Series Fund, Inc. (the investment fund for Northwestern Mutual's variable annuity and life insurance contracts). NMIS had approximately $9 billion under management at June 30, 1998. The mailing address of Northwestern Mutual is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

  Pursuant to the Transaction Agreement, FRC will be the surviving corporation in the merger, and will continue to exist as a Washington corporation, as a subsidiary of Northwestern Mutual. The corporate headquarters of FRC will remain in Tacoma, Washington. FRC will retain its name and operating independence and will continue to operate globally as a separate company. George F. Russell, Jr. will continue as Chairman of the Board of Directors of FRC. Michael J. A. Phillips will continue as Chief Executive Officer of FRC and as a member of FRC's Board of Directors.

  Consummation of the Transaction will constitute an "assignment," as that term is defined in the 1940 Act, of either the Management Agreement or the Advisory Agreement, whichever agreement is then in effect. As required by the 1940 Act, each of these Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transaction/2/ and the resulting termination, a new investment agreement (the "New Agreement") between the Bond Fund and FRIMCo is being submitted for approval by shareholders of the Bond Fund. A copy of the Management Agreement is attached hereto as Exhibit E. A copy of the Advisory Agreement is attached hereto as Exhibit F. THE NEW AGREEMENT FOR THE BOND FUND WILL CONTAIN IN ALL MATERIAL RESPECTS EITHER THE SAME TERMS AS THE MANAGEMENT AGREEMENT, OR THE SAME TERMS AS THE ADVISORY AGREEMENT, THAT ARE THEN IN EFFECT AT THE TIME OF THE CONSUMMATION OF THE TRANSACTION, other than the effective date of the respective agreement.

BOARD OF TRUSTEES EVALUATION AND CONCLUSIONS

  At a Board of Trustees meeting on August 10, 1998, the Board was advised that FRC and Northwestern Mutual had entered into the Transaction Agreement. The Board directed the officers of the Investment Company to obtain additional information concerning Northwestern Mutual, the terms of the Transaction, and the impact of the Transaction on the Investment Company. Extensive information was provided to the Board by FRC and Northwestern Mutual, and this information was reviewed by the Board. In addition, the Independent Trustees also consulted with the Investment Company's outside counsel concerning these matters. After a careful review and evaluation of this information, a special meeting of the Board was held on October 5, 1998 to consider the information provided by FRC and Northwestern Mutual.

  At its October meeting, the Board of the Investment Company focused upon the effect of the proposed Transaction on the Investment Company. Representatives of FRC and Northwestern Mutual attended the meeting and described the terms of the proposed Transaction and the perceived benefits to the FRC organization, FRIMCo and FRIMCo's investment advisory clients. In the course of these discussions, FRIMCo and FRC advised the Independent Trustees that they did not expect that the proposed Transaction would have a material effect on the operations of the Investment Company or its shareholders. FRC has advised the Independent Trustees that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of FRIMCo, or in the way that FRIMCo provides services to the Investment Company. Representatives of Northwestern Mutual have informed the Trustees that Northwestern Mutual currently intends to maintain the separate existence of the investment companies that FRIMCo advises, and the funds that NMIS manages.

  Though no specific plans have been developed at this time, the Trustees have been advised by FRC that there may be some changes in personnel currently involved in providing services to the Investment Company in
---------------------
/2It/is currently anticipated that the Transaction, if approved, will be completed prior to the completion of the Reorganization described above in Proposal #1. This Proposal #5 is being presented to the shareholders of the Bond Fund to assure that FRIMCo's services may continue to be provided to the Bond Fund prior to the implementation of Proposal #1 or if Proposal #1 is not approved.

order to combine the strengths and efficiencies of FRC and Northwestern Mutual. With respect to non-investment advisory services, Northwestern Mutual and FRC will seek to identify ways in which FRIMCo and other subsidiaries of Northwestern Mutual (including Robert W. Baird & Co. Incorporated) can more effectively meet the administrative needs of the Investment Company and its affiliates. Any changes in investment advisory services would require approval of the Board and Shareholders in accordance with the 1940 Act. Any restructuring of non-advisory services provided by FRIMCo will be subject to the review and approval of the Board of Trustees, including the Trustees who are not "interested persons" of FRC or Northwestern. In their discussions with the Trustees, Northwestern Mutual representatives also emphasized the strengths of the Northwestern Mutual organization and its commitment to provide the FRC organization, including FRIMCo, with the resources necessary to continue to provide high quality services to the Investment Company and the other investment advisory clients of the FRC organization.

  The Board of the Investment Company was advised that the Transaction Agreement provides for FRC to rely, and that FRC intends to rely, on Section 15(f) of the 1940 Act, which provides a safe harbor for an investment adviser to an investment company (and the adviser's affiliated persons) to retain any amount or benefit received in connection with a change in control of the investment adviser so long as the two conditions described below are met.

  First, for a period of three years after the Transaction, at least 75% of the members of the Board of Trustees of the Investment Company must not be "interested persons" of the Investment Company's investment adviser or its predecessor adviser. Assuming the election of the nominees listed in Proposal #2, the Board of the Investment Company would be in compliance with this provision of Section 15(f) at the time of, or prior to, the consummation of the Transaction. (See Proposal #2 concerning the election of the Board of Trustees.)

  Second, an "unfair burden" must not be imposed upon the Investment Company as a result of such Transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Investment Company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Investment Company (other than ordinary fees for bona fide services as principal underwriter for the Investment Company). No compensation agreements which would violate Section 15(f) are contemplated in connection with the Transaction.

  FRIMCo has undertaken to pay the incremental costs associated with the preparation, filing, printing, and distribution of these proxy materials, and of holding the Special Meeting in lieu of Annual Meeting, as well as any other fees and expenses incurred by the Investment Company in connection with the Transaction, including the fees and expenses of legal counsel to the Investment Company, to the extent that such costs are more than those associated with the annual meeting costs which the Investment Company would bear in the absence of this proposal.

  During the course of their deliberations, the Independent Trustees considered a variety of factors. These factors included the nature, quality and extent of the services furnished by FRIMCo to the Investment Company; the investment record of FRIMCo in managing the Funds in the Investment Company, including the special role of FRIMCo as a "manager of managers"; the increased complexity of the domestic and international securities markets; and comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios. The Board also considered the risks assumed by FRIMCo by serving as adviser to the Investment Company; the necessity for FRIMCo to maintain and enhance its ability to retain and attract capable personnel to serve the Investment Company; FRIMCo's profitability from advising the Investment Company; and other benefits received by FRIMCo from serving the Investment Company. In connection with the acquisition of FRC by Northwestern Mutual, the Board noted that there could be possible economies of scale or other advantages to the Investment Company of having an adviser with a parent which also serves other investment companies. The Board also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage experienced personnel and to provide services to competing investment companies; and the financial resources of FRIMCo and the continuance of appropriate incentive compensation arrangements to assure that FRIMCo will continue to furnish high quality services to the Investment Company.

  In addition to the foregoing factors, the Independent Trustees gave careful consideration to the likely impact of the Transaction on the FRC organization. In this regard, the Independent Trustees considered, among other things, the following factors: the structure of the Transaction, which is expected to afford FRIMCo executives significant autonomy over FRIMCo's operations and could potentially provide meaningful FRC equity participation and incentives for certain FRIMCo employees; FRIMCo's, FRC's and Northwestern Mutual's commitment to enable FRIMCo to pay compensation adequate to attract and retain top quality personnel; information regarding the financial resources and business reputation of Northwestern Mutual; the complementary nature of various aspects of the business of FRIMCo and the Northwestern Mutual organization; and the current intention of Northwestern Mutual to maintain separate Frank Russell and Northwestern Mutual brands in the mutual fund business. Based on the foregoing, the Independent Trustees concluded that the Transaction should cause no reduction in the quality of services provided to the Investment Company and concluded that the Transaction should enhance FRIMCo's ability to provide such services. The Independent Trustees considered the foregoing factors with respect to each of the sub-trusts of the Investment Company, and the Investment Company collectively. The Trustees, including the Independent Trustees, concluded that the on-going reorganization of the organizational and operational structure of the sub-trusts of the Investment Company permitted the Trustees to conclude that no sub-trust would be affected differently from the Investment Company as a whole in these respects, and therefore determined that the conclusions of the Board with respect to these matters would have equal impact with respect to every sub-trust in the Investment Company.

  As a result of these deliberations, at the Board of Trustees meeting on October 5, 1998, the Trustees of the Investment Company, including the Independent Trustees, approved the New Agreement for the Investment Company, and recommended that shareholders of each of the sub-trusts in the Investment Company approve the New Agreement, to become effective upon the completion of the change of control of FRC and the termination of the agreement then in effect. (See Proposal #4 concerning the current investment management agreement, and the proposed advisory agreement.) In reaching this decision, the Board did not determine the relative importance of the factors which were discussed. The discussion by the Trustees with counsel to the Bond Fund reflected consideration by the Board of all of the issues considered.

  The Board has not determined what action would be taken in the event that any sub-trust does not approve the New Agreement for that sub-trust, and the Transaction closes. In such a circumstance, the Board would seek to obtain for the sub-trust suitable advisory services from FRIMCo or another investment advisor on both an interim and/or a continuing basis. The approval of continuing arrangements would be subject to the approval of the shareholders of the affected sub-trust. The Trustees have determined that, in the event the Transaction is not completed, FRIMCo will continue to serve the Investment Company under the terms of the agreement then in effect.

INFORMATION CONCERNING THE TRANSACTION AND NORTHWESTERN MUTUAL

  Under the Transaction Agreement, at the effective time of the Transaction, each share of FRC common stock then outstanding (other than shares for which dissenters' rights have been exercised) will be converted into the right to receive $905,000,000 divided by the number of fully diluted units of equity of FRC (taking into account all outstanding shares of FRC capital stock, options to acquire shares of FRC capital stock, equity appreciation units and other equity related rights), adjusted as described below. Such share price will be increased or reduced based on the change (taking into account certain pro forma adjustments) in FRC's net worth per share between March 31, 1998 and closing. In addition, $90,000,000 of the $905,000,000 will be held back by Northwestern Mutual at the closing to cover any adjustments occasioned by changes in the net worth of FRC and for any losses incurred by Northwestern Mutual or FRC as a result of the breach by FRC of certain specified representations made by FRC in the Transaction Agreement, and will be distributed to the former FRC shareholders and other former holders of FRC equity related rights no earlier than October 1, 1999, to the extent there are no such adjustments or claims in respect of the breach of the specified representations. FRC currently has approximately 200 shareholders.

  Certain shareholders of FRC who have held their shares of common stock for less than twelve months will have the option to convert such shares of common stock into FRC preferred stock prior to the closing. Such preferred stock will be subject to certain put and call rights during certain periods (at a price per share equal to the amount that would have been paid if the preferred stock had been common stock at the effective time of the Transaction, plus a percentage of cumulative earnings per share of FRC on a fully diluted basis from such effective time to the quarter preceding the put or call) but will convert to FRC common stock if not redeemed or repurchased after four years. George Russell, his family members and their related trusts are expected to own approximately 59% in the aggregate of the fully diluted equity units of FRC at the effective time of the Transaction. Lynn Anderson is also a shareholder of FRC and is expected to own approximately 1% of the fully diluted equity units of FRC at the effective time of the Transaction.

  At and after the effective time of the Transaction, FRC will be a subsidiary of Northwestern Mutual. FRIMCo will remain a wholly-owned subsidiary of FRC. In connection with the Transaction, 50,000,000 shares of new FRC common stock will be reserved for future issuance under a FRC Incentive Payments Plan. The Incentive Payments Plan will be established to enhance the value of FRC and its subsidiaries, including FRIMCo, by motivating superior performance of management and key employees of the FRC organization after the closing of the Transaction through the award of shares of FRC common stock and cash (to cover certain income tax consequences of any stock award) to certain employees of FRC and its subsidiaries. Over the course of a five-year period from the effective time of the Transaction, participants in the Incentive Payments Plan could collectively earn awards constituting up to 20% of the outstanding common stock of FRC, depending upon FRC's cumulative growth in earnings over the five-year period. George Russell and his wife, Jane Russell, will be awarded 20% in the aggregate of the total number of incentive shares that may be issued under the Incentive Payments Plan. Lynn Anderson is expected to participate in the Incentive Payments Plan. The number of incentive shares to be granted to Mr. Anderson will be determined after the closing of the Transaction.

  At the closing, FRC and Northwestern Mutual will enter into a Governance Agreement (the "Governance Agreement"). Under the Governance Agreement, the Board of Directors of FRC will be comprised of five persons. Initially, Northwestern Mutual will elect to the FRC Board George F. Russell, Jr., Michael J.A. Phillips (both of whom are currently members of FRC's Board) and three other Northwestern Mutual-designated persons. Thereafter, Northwestern Mutual has agreed to take all actions within its power to cause the FRC Board at all times to be comprised of (i) FRC's Chief Executive Officer and one other senior officer or employee of FRC designated by the Chief Executive Officer and approved by a majority of the other FRC directors then in office (with Messrs. Russell and Phillips, each a "Russell-designated director"); and
(ii) three other persons designated by Northwestern Mutual.

  The names, addresses and principal occupations of the initial Russell-designated directors are as follows:

    George F. Russell, Jr., 909 A Street, Tacoma, Washington, 98402; Trustee and Chairman of the Board since 1984, Frank Russell Investment Company; Trustee and Chairman of the Board, Russell Insurance Funds; Director, Chairman of the Board, and Chief Executive Officer, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Company, Frank Russell Securities, Inc., Frank Russell Trust Company, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20/20 Association.

    Michael J.A. Phillips, 909 A Street, Tacoma, Washington, 98402; Director, President and Chief Executive Officer, Frank Russell Company; Director and President, Frank Russell Investments (Delaware), Inc.; Director, Frank Russell Capital Inc., Frank Russell Japan Co., Ltd., Frank Russell Trust Company, Russell Systems Limited, Frank Russell Company Limited and Frank Russell Company Pty Limited.

  The three initial directors to be designated by Northwestern Mutual have not yet been determined, but will be selected prior to the closing of the Transaction. It is currently anticipated that such directors will be selected from among the executive officers of Northwestern Mutual.

  The Governance Agreement, which will terminate no later than December 31, 2008, vests the officers of FRC with the responsibility for day-to-day management and implementation of FRC's annual operating budget and strategic plan. However, FRC Board approval is required before certain specified actions may be taken by FRC or its subsidiaries including, (i) the registration, issuance and/or sales of securities of FRC and its subsidiaries; (ii) the merger, consolidation or sale of a substantial portion of assets with or to another entity (other than another FRC company); (iii) entering into certain joint ventures, partnerships or other business combinations or acquisitions;
(iv) entering into any material business or line of business other than investment management, investment consulting, securities trading, analytical services, and other similar financial services, or discontinuing any material line of business; (v) entering into material exclusivity contracts, or other agreements, which materially restrict the manner in which FRC or its subsidiaries conduct their investment management business in any jurisdiction, or any U.S. distribution agreements with any life insurance company or life insurance marketing company other than Northwestern Mutual and its affiliates;
(vi) selling, leasing or otherwise disposing of certain assets or property;
(vii) assuming, incurring, or becoming liable for certain material indebtedness for borrowed money; (viii) pledging, mortgaging or encumbering certain assets; (ix) amending its articles of incorporation or bylaws or undertaking any recapitalization or similar plan; (x) changing FRC's heads of internal audit or compliance; (xi) approving any transaction with key employees or certain related parties; (xii) taking any action with respect to a FRC stockholder meeting; (xiii) declaring dividends or distributions on FRC's shares; or (xiv) taking any action required to be taken or approved by the FRC Board under Washington State corporate law. With respect to (iv) and
(v) above, FRC Board approval must include the approval of the Chief Executive Officer of FRC. In addition, for a period of ten years from the date of the Governance Agreement, FRC may not change its name or move its principal place of business to a location other than Tacoma, Washington, without the unanimous vote or consent of the FRC Board.

  The closing of the Transaction is subject to a number of conditions, including, among others, approval by FRC shareholders; a determination that at the closing date FRC's annualized revenues from investment advisory, retainer consulting and analytical services (neutralized for market effect and currency fluctuations) have not fallen below 90% of the level of such revenues as of July 31, 1998; the absence of any restraining order or injunction preventing the Transaction, or any litigation seeking such an injunction; the continued accuracy of the representations and warranties contained in the Transaction Agreement; delivery and/or filing of certain documents contemplated by the Transaction Agreement; all material governmental approvals having been obtained; holders of not more than 2% of the outstanding FRC common stock having exercised their statutory appraisal rights; and compliance in all material respects with all agreements and obligations contained in the Transaction Agreement. Holders entitled to vote a percentage of shares of FRC sufficient to approve the Transaction have entered into an agreement with Northwestern Mutual in which they have agreed to vote such shares in favor of the approval of the Transaction. The Transaction is expected to close on or about December 30, 1998, with the merger becoming effective on January 1, 1999.

  The information set forth under this Proposal #5 concerning FRC and the Transaction has been provided to the Bond Fund by FRC, and the information set forth under this Proposal #5 concerning Northwestern Mutual has been provided to the Bond Fund by Northwestern Mutual.

  Founded in 1857, Northwestern Mutual is a mutual insurance corporation organized under the laws of Wisconsin. Its home office is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797. Northwestern Mutual's products consist of a full range of permanent and term life insurance, disability income insurance, long term care insurance, mutual funds and annuities for personal, estate, retirement, business and benefits planning. Northwestern Mutual provides its insurance products and services through an exclusive network of approximately 7,200 agents associated with over 100 general agencies nationwide. Northwestern Mutual leads the U.S. in both individual life insurance sold annually (approximately $78 billion in 1997) and total individual life insurance in force (more than $500 billion at June 30, 1998). Northwestern Mutual employs over 3,600 people, mostly in Milwaukee, Wisconsin.

  FRC, one of the world's leading investment management and consulting firms, provides investment advice, analytical tools and funds to institutional and individual investors in more than 30 countries. FRC, through its subsidiaries, currently manages approximately $40 billion in assets and provides investment strategy consulting, including manager selection, for more than $1 trillion in retainer client assets. It is also well known for its family of market indexes, including the Russell 2000(R). Russell indexes provide complete sets of performance benchmarks for investors in Australia, Canada, Japan and the United States. FRC is a three-time winner of Washington CEO magazine's "Best Large Company to Work For" award in Washington state, and in 1997 was chosen from among some 12 million family companies to receive the "National Family Business of the Year" Award. Founded in 1936, the FRC organization is an established presence in the asset management and mutual fund industry.

REQUIRED VOTE

  Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Bond Fund, as defined in the 1940 Act, and as described in more detail in the last paragraph under Proposal #1.

              THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

               VOTE TO APPROVE THE PROPOSED AGREEMENT WITH
               FRIMCO ON BEHALF OF THE BOND FUND, TO TAKE EFFECT
              UPON THE ACQUISITION OF FRC BY NORTHWESTERN MUTUAL


                    PROPOSAL #6: TO APPROVE AN AMENDMENT TO
                    THE BOND FUND'S FUNDAMENTAL INVESTMENT
                 RESTRICTIONS TO INCREASE THE AMOUNT WHICH THE
                      FUND MAY BORROW TO MEET REDEMPTIONS

WHAT IS THE CURRENT LIMITATION ON BORROWING BY THE FUNDS?

  Section 18(f)(1) of the 1940 Act provides that it shall be unlawful for any registered open-end investment company to issue any class of senior security or to sell any senior security of which it is the issuer, except that any such registered company shall be permitted to borrow from any bank; provided, that immediately after any such borrowing, there is an asset coverage of at least 300 per cent for all borrowings of the investment company; and provided further, that in the event that such asset coverage shall at any time fall below 300 per cent the registered company shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may allow, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per cent.

  The Investment Company, including the Bond Fund, has previously adopted a fundamental investment restriction that limits the borrowing authority of each sub-trust to less than the amount that is permitted by the 1940 Act as described in the prior paragraph. Specifically, the Bond Fund's investment restriction on borrowing currently provides:

    "[The Bond Fund will not:] Borrow amounts more than 5% of the Fund's total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes, except that [the] Fund may engage in reverse repurchase agreements to meet redemption requests without immediately selling any portfolio instruments. The Fund will not mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets. Collateral arrangements with respect to margin for futures contracts are not deemed a pledge of assets."

WHY IS AN INCREASE IN THE BORROWING LIMITATION PROPOSED?

  At a Board meeting held on April 27, 1998, management reported to the Board on the prospects for entering into a line of credit for the Investment Company with a commercial bank, whereby the Investment Company's sub-trusts would be permitted to borrow money under the line of credit in order to meet redemption requests. This practice would permit the Bond Fund to pay redemption proceeds to shareholders without the need to make untimely and disadvantageous dispositions of securities. Given the current investment restriction of the Investment Company, borrowings by the Bond Fund for this purpose would be limited to five percent of the Bond Fund's assets.

  At the Board meeting, management recommended that the Trustees consider approving a revision to the fundamental restriction that would authorize a higher borrowing level for the purpose of efficiently meeting shareholder redemption requests. FRIMCo, in advocating an increase in the borrowing limits for the Investment Company's sub-trusts, noted that raising the maximum level of borrowing to conform to the 1940 Act's limitation would give the Investment Company's money managers greater flexibility in meeting shareholder redemption requests.

  The officers of the Investment Company noted that an increase in the maximum level of borrowing permitted to the Investment Company's sub-trusts, including the Bond Fund, would permit the Investment Company to negotiate a larger line of credit with a bank, although the officers advised the Board that there is no current intention to do so at this time.

  At a meeting on June 3, 1998, the Board approved a proposal to increase the borrowing limit under the Bond Fund's fundamental investment restriction, and directed that the officers of the Investment Company submit to Shareholders a proposal to approve such amendment to permit borrowing at a higher level by the Bond Fund. If approved, the Bond Fund's investment restriction would be revised to state:

    "[The Bond Fund will not:] Borrow money, except that the Fund may borrow as a temporary measure for extraordinary or emergency purposes, and not in excess of five percent of its net assets; provided, that the Fund may borrow to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced to the extent necessary to comply with this limitation within three days. Reverse repurchase agreements will not be considered borrowings for purposes of the foregoing restriction, provided that the Fund will not purchase investments when borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets."

  The revised fundamental investment restriction will take effect after receipt of approval by Shareholders.

  To be approved, the proposal must receive the affirmative vote of "a majority of the outstanding voting securities" of the Bond Fund, as defined in the 1940 Act and as described in more detail in the last paragraph under Proposal #1.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                   SHAREHOLDERS VOTE TO APPROVE A CHANGE IN
           THE BOND FUND'S FUNDAMENTAL RESTRICTIONS TO INCREASE THE
                   LIMITS ON BORROWING MONEY FOR THE PURPOSE
                            OF MEETING REDEMPTIONS

                  PROPOSAL #7: TO APPROVE THE ELIMINATION OF
                  CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                          APPLICABLE TO THE BOND FUND

  In October 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA") to promote efficiency and capital formation in the financial markets. Among its provisions, NSMIA preempted states from regulating the offering of securities of registered investment companies, such as the Investment Company. In practical effect, NSMIA nullified a body of differing state securities laws applicable to operational and investment requirements that had historically been imposed on investment companies by some states.

  As a result of the enactment of NSMIA, certain of the fundamental and non-fundamental investment policies and restrictions adopted in the past by the Bond Fund to comply with state qualification requirements were rendered no longer necessary. At the Board meeting held on November 4, 1996, management recommended that the Trustees approve, subject to Shareholder approval, the elimination of certain fundamental and non-fundamental investment policies and restrictions, which appear in the Investment Company's Statement of Additional Information. The fundamental restrictions of the Bond Fund which are proposed to be eliminated are substantially as follows:

    1) The Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs;

    2) The Bond Fund will not invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities; and

    3) The Bond Fund will not purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Investment Company, or one or more of the officers or directors of the money manager responsible for the investment or its directors or officers, individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

  Management believes that the fundamental restrictions identified above limit the Bond Fund's money managers without a commensurate reduction in risk for the Bond Fund, and hence, benefit neither the Bond Fund nor its Shareholders. Since NSMIA has preempted the states' ability to compel the Bond Fund's compliance with these investment restrictions, the Board approved the elimination, subject to Shareholder approval, of each of the restrictions set forth above. However, the Bond Fund has no current intention to engage in those types of investment activities from which the Bond Fund was previously restricted.

  Shareholders must vote to eliminate each investment restriction identified above individually.

  To be approved, the elimination of each fundamental investment restriction must receive the affirmative vote of "a majority of the outstanding voting securities" of the Bond Fund, as defined in the 1940 Act, and as described in more detail in the last paragraph under Proposal #1.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                SHAREHOLDERS VOTE TO APPROVE THE ELIMINATION OF
                  CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                          APPLICABLE TO THE BOND FUND

                       INFORMATION REGARDING THE PRESENT
                             MANAGEMENT AGREEMENT

  The table below sets forth (i) the net assets of the Bond Fund as of the Investment Company's year ended December 31, 1997; and (ii) the rate of management fee, computed daily and payable monthly, to which FRIMCo is entitled for the services provided and expenses assumed pursuant to the Management Agreement. The table also reflects the actual management fee (net of waivers) paid by the Bond Fund for the year ended December 31, 1997.

                                   ANNUAL MANAGEMENT FEE         MANAGEMENT FEES (NET OF
   NET ASSETS AS OF 12/31/97   (BASED ON AVERAGE NET ASSETS) WAIVERS) FOR YEAR ENDED 12/31/97
   -------------------------   ----------------------------- --------------------------------
    $172,976,445                            .50%                         $812,308

  Included in the total management fee is the amount that FRIMCo, as agent for the Investment Company, pays as fees to the Bond Fund's money managers for their investment selection services. For the year ending December 31, 1997, FRIMCo paid fees to the money managers of the Bond Fund of $282,055.

  For the year ended December 31, 1997, the Bond Fund did not pay any brokerage commissions and did not enter into any brokerage transactions. The Bond Fund, however, engages in transactions with dealers acting as principal and the costs of such transactions involve dealer spreads rather than brokerage commissions.

  FRIMCo serves as the manager for the following Investment Company sub-trusts that have investment objectives similar to those of the Bond Fund:

   INVESTMENT COMPANY SUB-         NET ASSETS           MAXIMUM ANNUAL MANAGEMENT
   TRUST                     (AS OF SEPT. 21, 1998) FEE (BASED ON AVERAGE NET ASSETS)
   -----------------------   ---------------------- ---------------------------------
   Diversified Bond Fund*..       $814,952,124                    0.45%
   Multistrategy Bond
    Fund*..................       $546,082,780                    0.65%
   Limited Volatility Tax-
    Free Fund*.............       $121,612,703                    0.50%
   Fixed Income I Fund*....       $977,769,051                    0.30%
   Fixed Income II Fund*...       $253,456,249                    0.50%
   Fixed Income III Fund*..       $468,284,118                    0.55%

DIRECTORS AND OFFICERS OF FRIMCO

  Set forth below are the names and current positions of the officers and directors of FRIMCo, along with their positions with FRC and/or the Investment Company, as applicable:

          NAME             INVESTMENT COMPANY         FRIMCO             FRC
          ----             ------------------         ------             ---
George F. Russell, Jr...  Trustee, Chairman of Director             Director,
                          the Board                                 Chairman of
                                                                    the Board
Lynn L. Anderson........  Trustee, President,  Director, Chairman   Director
                          and Chief Executive  of the Board and
                          Officer              Chief Executive
                                               Officer
Randall P. Lert.........  Director of          Director             --
                          Investments
Eric A. Russell.........  --                   Director, President  Director
Karl J. Ege.............  Secretary and        Secretary and        Director,
                          General Counsel      General Counsel      Secretary and
                                                                    General
                                                                    Counsel
Peter F. Apanovitch.....  Manager of Short     Manager of Short     --
                          Term Investment      Term Investment
                          Funds                Funds
Mark E. Swanson.........  Treasurer and Chief  Interim Director of  --
                          Accounting Officer   Fund Administration
                                               and Accounting

---------------------
*FRIMCo may from time to time waive its management fees and change any waivers at any time.

             INFORMATION REGARDING THE SOLICITATION AND REVOCATION
                       OF PROXIES AND VOTING INFORMATION

  This Proxy Statement is provided on behalf of the Board of Trustees of the Investment Company in connection with a Special Meeting in lieu of Annual Meeting of Shareholders of the Bond Fund to be held at the offices of the Investment Company at 909 A Street, Tacoma, Washington 98402, on Thursday, November 19, 1998 at 10:00 a.m., local time, and at any or all adjournments thereof. This Proxy Statement is first being mailed to shareholders on or about October 23, 1998. You may revoke your proxy at any time before it is exercised by delivering a written notice to the Investment Company expressly revoking your proxy, by signing and forwarding to the Investment Company a later-dated proxy, or by attending the Special Meeting and casting your votes in person.

  The Investment Company requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. The Investment Company may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by each Fund, to the extent of its direct operational expenses, and by FRIMCo. In addition to solicitations by mail, some of the officers and employees of the Investment Company and FRIMCo, without extra remuneration, may conduct additional solicitations by telephone, telegraph and personal interviews. The Investment Company has engaged Management Information Systems to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $100,000 and $125,000 for the entire Investment Company.

WHO MAY VOTE AT THE SPECIAL MEETING?

  The Board of the Investment Company has fixed the close of business on September 21, 1998, as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. The holders of 5% or more of the Bond Fund's shares are listed in the section "Principal Shareholders" below. At the close of business on the Record Date, the total number of voting shares of the Bond Fund issued and outstanding was 10,072,487.644, and the total number of voting shares of the Investment Company issued and outstanding was 1,264,526,959.366.

  The holder of record of each full share of beneficial interest of the Bond Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the meeting or any adjournments thereof, with a proportionate vote for each fractional share.

WHAT OTHER BUSINESS WILL BE DISCUSSED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING?

  The Board of Trustees does not intend to present any matters before the Special Meeting in lieu of Annual Meeting other than as described in this Proxy Statement, and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. IF ANY OTHER MATTER LEGALLY COMES BEFORE THE MEETING, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE BOARD OF TRUSTEES OF THE INVESTMENT COMPANY, AND IN THE JUDGMENT OF THE NAMED PROXIES.

WHAT IF A QUORUM IS NOT PRESENT AT THE SPECIAL MEETING IN LIEU OF ANNUAL
MEETING?

  In the event a quorum is not present at the Special Meeting in lieu of Annual Meeting or sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Special Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. An adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such proposal. They will vote in favor of an adjournment all other proxies which they are entitled to vote. The costs of any such additional solicitation and of any adjourned session will be borne by the Investment Company. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum. Abstentions (but not broker non-votes) have the effect of a "no" vote when determining whether a proposal has received sufficient votes to be approved.

                            PRINCIPAL SHAREHOLDERS

  As of September 21, 1998, all of the respective officers and Trustees of the Investment Company, as a group, owned less than 1% of the outstanding voting securities of the Class S Shares of the Bond Fund and of the Fixed Income Fund, as relevant. The beneficial owners, as of September 21, 1998, of more than 5% of the Frank Russell Investment Company are listed in the table in
Exhibit I. As of September 21, 1998, no Class E Shares of either Fund were issued or outstanding, and the following persons were known by the Investment Company to be beneficial owners of more than 5% of the voting securities of the Class S Shares of the Bond Fund and the Fixed Income Fund:

  TITLE OF CLASS: Fixed Income Fund

                NAME AND ADDRESS                      AMOUNT AND
                 OF BENEFICIAL                        NATURE OF       PERCENT OF
                     OWNER                       BENEFICIAL OWNERSHIP   CLASS
                ----------------                 -------------------- ----------
Anchor/Russell Capital Advisors, Inc. ..........     845,193 Shares      6.25
 One Post Office Square, 38th Floor
 Boston, MA 02109
Corus Asset Management..........................     853,008 Shares      6.31
 2401 N. Halsted
 Chicago, IL 60614
First Tennessee Bank, N.A.......................   1,288,377 Shares      9.53
 Plaza Tower, 5th Floor
 800 South Gay Street
 Knoxville, TN 37995-1230
Reber & Associates..............................   1,166,029 Shares      8.63
 1225 Seventeenth Street, Suite 1400
 Denver, CO 80202-5820
Ronald Blue & Co. ..............................   4,053,239 Shares     29.98
 1100 Johnson Ferry Road, N.E.,
 Suite 600
 Atlanta, GA 30342

  TITLE OF CLASS: Class S Shares of Bond Fund

                NAME AND ADDRESS                      AMOUNT AND
                 OF BENEFICIAL                        NATURE OF       PERCENT OF
                     OWNER                       BENEFICIAL OWNERSHIP   CLASS
                ----------------                 -------------------- ----------
Harbor Capital Management, Inc. ................    855,154 Shares       8.50
 831 E. Morehead St., Suite 350
 Charlotte, NC 28202

  There are three shareholders which hold more than 5% of the total shares of the entire Investment Company. They are:

 BENEFICIAL OWNER NAME
      AND ADDRESS                                           SHARES      PERCENT
 ---------------------                                  --------------- -------
Ronald Blue & Co. ..................................... 249,972,380.534 19.768%
 1100 Johnson Ferry Road, N.E.
 Atlanta, GA 30342
Anchor/Russell Capital Advisors, Inc. .................  93,222,375.280  7.372%
 One Post Office Square, 38th Floor
 Boston, MA 02109
Miller/Russell and Associates, Inc. ...................  81,373,172.206  6.435%
 2929 E. Camelback Road
 Suite 223
 Phoenix, AZ 85016

                        INFORMATION ABOUT THE BOND FUND

  Information about the Bond Fund and the Investment Company is incorporated herein by reference from the current Prospectus and Annual Report of the Investment Company's Russell Funds, dated May 1, 1998, as supplemented through October 8, 1998, and December 31, 1997, respectively, and the Investment Company's Statement of Additional Information, dated May 1, 1998, as supplemented through August 20, 1998, copies of which may be obtained without charge by writing or calling the Investment Company at the address and telephone number shown on the cover page of this Proxy Statement. The Annual Report and Semi-Annual Report of the Investment Company's Russell Funds, relating to the Bond Fund, are attached to this Proxy Statement (as Exhibits C(2) and D(2), respectively). Reports and other information filed by the Bond Fund may be inspected and copied at prescribed rates, at the Public Reference Facilities maintained by the SEC at 450 Fifth Street NW, Washington, DC 20549, at the Los Angeles Regional Office of the Securities and Exchange Commission at 5757 Wilshire Boulevard, Suite 500 East, Los Angeles, California 90036-3648, and at the Midwest Regional Office of the Securities and Exchange Commission at 500 West Madison Street, Chicago, Illinois 60661-2511. Information may also be obtained from the Internet Web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

                    INFORMATION ABOUT THE FIXED INCOME FUND

  Information about the Fixed Income Fund is included in the current Prospectus and the Annual Report and Semi-Annual Report of the Investment Company's Institutional Funds relating to the Fixed Income Fund, each of which is attached to this Proxy Statement (as Exhibits B, C(1), and D(1), respectively) and incorporated by reference herein. Additional information about the Fixed Income Fund is included in the Investment Company's Statement of Additional Information, dated May 1, 1998, as supplemented through August 20, 1998. Both the Investment Company's Statement of Additional Information and the Institutional Funds' Prospectus have been filed with the SEC and are incorporated by reference herein. A copy of the Investment Company's Statement of Additional Information may be obtained without charge by writing to the Investment Company at the address on the cover page of this Proxy Statement or calling 1-800-787-7354.

                   INFORMATION ABOUT THE INVESTMENT COMPANY

  The Investment Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the Securities and Exchange Commission. These materials may be inspected and copied, at prescribed rates, at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street NW, Washington, DC 20549, at the Los Angeles Regional Office of the Securities and Exchange Commission at 5757 Wilshire Boulevard, Suite 500 East, Los Angeles, California 90036-3648, and at the Midwest Regional Office of the Securities and Exchange Commission at 500 West Madison Street, Chicago, Illinois 60661-2511. Information may also be obtained from the Internet Web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

                             EXHIBITS TO COMBINED
                          PROSPECTUS/PROXY STATEMENT

EXHIBIT

A.
   Agreement and Plan of Reorganization by Frank Russell Investment Company (the "Investment Company"), for the Volatility Constrained Bond Fund (the "Bond Fund") and the Fixed Income II Fund (the "Fixed Income Fund").

B.
   Prospectus dated May 1, 1998, as supplemented through October 8, 1998, of the Investment Company's Institutional Funds relating to the Fixed Income Fund.

C(1).

   Annual Report dated December 31, 1997 for the Investment Company's Institutional Funds, relating to the Fixed Income Fund. (Information relating to other Funds omitted.)

C(2).

   Annual Report dated December 31, 1997 for the Investment Company's Russell Funds, relating to the Bond Fund. (Information relating to other Funds omitted).

D(1).

   Semi-Annual Report of the Investment Company's Institutional Funds, relating to the Fixed Income Fund, dated June 30, 1998. (Information relating to other Funds omitted.)

D(2).

   Semi-Annual Report of the Investment Company's Russell Funds, relating to the Bond Fund, dated June 30, 1998. (Information relating to other Funds omitted).

E. Current Management Agreement (the "Management Agreement") between the Investment Company and FRIMCo.

F. Proposed Advisory Agreement ("Proposed Advisory Agreement") between the Investment Company and FRIMCo.

G. Proforma Financial Statements.

H. Expense Tables Reflecting Separation of Advisory and Administrative Fees.

I.
   Five Percent Shareholders.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                    FOR THE

                       FRANK RUSSELL INVESTMENT COMPANY,
                         A MASSACHUSETTS BUSINESS TRUST

                                ON BEHALF OF ITS
                              FIXED INCOME II FUND

                                      AND

                                ON BEHALF OF ITS
                        VOLATILITY CONSTRAINED BOND FUND

                             NOVEMBER 20, 1998

                                    CONTENTS

                                                                          PAGE
                                                                          ----
 I.     Transfer of Assets of the Acquired Portfolio....................   A-3
               Liquidating Distributions and Termination of the Acquired
 II.    Portfolio.......................................................   A-4
 III.   Effective Time of the Reorganization............................   A-4
               Certain Representations, Warranties and Agreements of the
 IV.    Acquired Portfolio..............................................   A-4
               Certain Representations, Warranties and Agreements of the
 V.     Acquiring Portfolio.............................................   A-6
 VI.    Shareholder Action on Behalf of the Acquired Portfolio..........   A-7
 VII.   N-14 Registration Statement and Proxy Solicitation Materials....   A-8
 VIII.  Delivery of Assets and Shares...................................   A-8
 IX.    Conditions of the Acquiring Portfolio...........................   A-8
 X.     Conditions of the Acquired Portfolio............................  A-10
 XI.    Tax Documents...................................................  A-11
 XII.   Finder's Fees...................................................  A-11
 XIII.  Announcements...................................................  A-11
 XIV.   Further Assurances..............................................  A-11
 XV.    Termination of Representations and Warranties...................  A-12
 XVI.   Termination of Agreement........................................  A-12
 XVII.  Agreement and Waiver............................................  A-12
 XVIII. Governing Law...................................................  A-12
 XIX.   Successors and Assigns..........................................  A-12
 XX.    Beneficiaries...................................................  A-12
                   Liability of the Acquired Portfolio and the Acquiring
 XXI.   Portfolio.......................................................  A-12
 XXII.  Notices.........................................................  A-13
 XXIII. Expenses........................................................  A-14
 XXIV.  Entire Agreement................................................  A-14
 XXV.   Counterparts....................................................  A-14

                     AGREEMENT AND PLAN OF REORGANIZATION

  AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") made as of November 20, 1998 by FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust (the "Trust"), on behalf of the Fixed Income II Fund (the "Acquiring Portfolio") of the Trust, and on behalf of the Volatility Constrained Bond Fund (the "Acquired Portfolio") of the Trust.

  WHEREAS, the Trust currently consists of twenty-eight investment portfolios organized as Sub-Trusts of the Trust, including the Acquired Portfolio and the Acquiring Portfolio; and

  WHEREAS, the Trust intends that the Acquired Portfolio shall be merged into, and the assets and liabilities of the Acquired Portfolio, as of the Effective Time of the Reorganization (as defined in Article III) shall be transferred to, and be acquired and assumed by, the Acquiring Portfolio, in exchange for Class S Shares of the Acquiring Portfolio, which shall thereafter be distributed by the Trust to the holders of the Class S Shares of the Acquired Portfolio (the "Reorganization"); and

  WHEREAS, the parties intend that the Acquiring Portfolio shall assume the investment operations of the Acquired Portfolio after the Reorganization; and

  WHEREAS, the parties intend that the merger of the Portfolios and the transfer of assets, assumption of liabilities, and distribution of Class S Shares involving the Acquiring Portfolio and the Acquired Portfolio be treated as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"); and

  WHEREAS, the parties intend that in connection with the Reorganization and the termination of the business of the Acquired Portfolio, the Acquired Portfolio shall be terminated and shall be dissolved as described in this Agreement;

  NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and subject to the terms and conditions hereof, and intending to be legally bound hereby, the Trust, on behalf of the Acquired Portfolio and the Acquiring Portfolio, resolves as follows:

I. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO.

  1.01 At the Effective Time of the Reorganization (as defined in Article
III), all property of every description, and all interests, rights, privileges and powers of the Acquired Portfolio other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Article IV, Section 4.01(h) (such assets, the "Acquired Portfolio Assets"), shall be transferred and conveyed by the Acquired Portfolio to the Trust on behalf of the Acquiring Portfolio, and shall be accepted by the Trust on behalf of the Acquiring Portfolio, and the Trust, in its Acquiring Portfolio, shall assume all known liabilities, whether accrued, absolute, contingent or otherwise, of the Acquired Portfolio reflected in the calculation of the Acquired Portfolio's net asset value (the "Acquired Portfolio Liabilities"), so that at and after the Effective Time of the Reorganization: (i) all assets of the Acquired Portfolio shall become and be a part of the assets of the Acquiring Portfolio; and (ii) all known liabilities of the Acquired Portfolio reflected as such in the calculation of the Acquired Portfolio's net asset value shall attach to the Acquiring Portfolio as aforesaid and may thenceforth be enforced against the Acquiring Portfolio to the extent as if the same had been incurred by it. Without limiting the generality of the foregoing, the Acquired Portfolio Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Acquired Portfolio, and any deferred or prepaid expenses shown as an asset on the Acquired Portfolio's books, at the Effective Time of the Reorganization, and all good will, all other intangible property and all books and records belonging to the Acquired Portfolio. Recourse by any person for the Acquired Portfolio Liabilities assumed by the Acquiring Portfolio shall, at and after the Effective Time of the Reorganization, be limited to the Acquiring Portfolio.

  1.02 In exchange for the transfer of the Acquired Portfolio Assets and the assumption of the Acquired Portfolio Liabilities, the Trust shall simultaneously issue at the Effective Time of the Reorganization to the shareholders of the Acquired Portfolio a number of full and fractional (to the third decimal place) Class S Shares of the Acquiring Portfolio, all determined and adjusted as provided in this Agreement. The number of Class S Shares of the Acquiring Portfolio so issued will have an aggregate net asset value equal to the net value of the Acquired Portfolio Assets that are received in the Acquiring Portfolio, all determined and adjusted as provided in this Agreement.

  1.03 The net asset value of the Class S Shares of the Acquiring Portfolio and the aggregate value of the assets of the Acquired Portfolio shall be determined as of the Effective Time of the Reorganization.

  1.04 The net asset value of the Class S Shares of the Acquiring Portfolio to be issued by the Trust shall be computed in the manner set forth in the Acquiring Portfolio's then current prospectuses under the Securities Act of 1933, as amended (the "1933 Act"). In determining the value of the securities transferred by the Acquired Portfolio to the Acquiring Portfolio, each security shall be priced in accordance with the policies and procedures of the Trust described in its then current prospectuses and statement of additional information and adopted by the Trust's Board of Trustees (the "Board"). For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by the Trust, such determination being subject to the approval of the Trust, and shall be subject to adjustment by the amount, if any, agreed to by the parties hereto.

II. LIQUIDATING DISTRIBUTIONS AND TERMINATION OF THE ACQUIRED PORTFOLIO.

  Immediately after the Effective Time of the Reorganization the Trust, on behalf of the Acquiring Portfolio, shall distribute in complete liquidation pro rata to the record holders of the Acquired Portfolio shares at the Effective Time of the Reorganization the Class S Shares of the Acquiring Portfolio. Except as otherwise directed, such Class S Shares shall be distributed to the former record holders of the shares of the Acquired Portfolio by book entry. In addition, each shareholder of record of the Acquired Portfolio shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the shares of the Acquired Portfolio that are held by the shareholder at the Effective Time of the Reorganization. The Trust shall record on its books the ownership of Class S Shares of the Acquiring Portfolio by the former record holders of the shares of the Acquired Portfolio. No redemption or repurchase of the Acquiring Portfolio shares credited to the Acquired Portfolio shareholders of record with respect to the Acquired Portfolio shares represented by share certificates shall be permitted until such certificates have been surrendered to the Trust's transfer agent for cancellation. All of the issued and outstanding shares of the Acquired Portfolio shall be canceled on the books of the Trust at the Effective Time of the Reorganization and shall thereafter represent only the right to receive Class S Shares of the Acquiring Portfolio, following which the Acquired Portfolio's transfer books shall be closed permanently. As soon as practicable after the Effective Time of the Reorganization and the termination of the regular business of the Acquired Portfolio, the Trust shall make all filings and take all other steps as shall be necessary and proper to effect the complete dissolution of the Acquired Portfolio. After the Effective Time of the Reorganization and the merger of the Acquired Portfolio, the Acquired Portfolio shall not conduct any business.

III. EFFECTIVE TIME OF THE REORGANIZATION.

  The Effective Time of the Reorganization shall be 4:00 p.m., Eastern Time, on February 1, 1999, or on such other date as may be agreed to in writing by the duly authorized officers of the Trust.

IV. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRED
PORTFOLIO.

  4.01 The Trust, on behalf of itself and the Acquired Portfolio, represents and warrants to, and agrees with, the following:

  4.01(a) The Trust is a Massachusetts business trust duly created pursuant to its Amended Master Trust Agreement, dated July 26, 1984 and as amended from time to time (the "Trust Agreement"), for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (the "SEC") as an open-end, management investment company under the 1940 Act and such registration is in full force and effect.

    4.01(b) The Acquired Portfolio has power to own all of its properties and assets and, subject to the approval of shareholders referred to herein, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations which counsel to the Trust advises are required to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

    4.01(c) This Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquired Portfolio, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust Agreement or the Trust's By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

    4.01(d) The Acquired Portfolio has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company until the Effective Time of the Reorganization.

    4.01(e) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the Acquired Portfolio Assets due or properly shown to be due on any return filed by or on behalf of the Acquired Portfolio with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Acquired Portfolio Assets. At the Effective Time of the Reorganization, all returns and reports of the Trust and the Acquired Portfolio respecting Taxes required by law to have been filed by such time shall have been filed.

    4.01(f) The financial statements of the Acquired Portfolio for its fiscal year ended December 31, 1997, examined by PricewaterhouseCoopers LLP, copies of which have been previously furnished to the Acquiring Portfolio, present fairly the financial position of the Acquired Portfolio as of such date and the results of its operations, and changes in its net assets for the year then ended, in conformity with generally accepted accounting principles.

    4.01(g) The unaudited financial statements of the Acquired Portfolio for the six-month period ended June 30, 1998, copies of which have been previously furnished to the Acquiring Portfolio, present fairly the financial position of the Acquired Portfolio as of such date and the results of its operations and changes in its net assets for the six-month period then ended, in conformity with generally accepted accounting principles.

    4.01(h) Prior to the Effective Time of the Reorganization, the Acquired Portfolio shall have declared a dividend, with a record date and ex-dividend date prior thereto, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net Trust income, if any, for the taxable year ended on December 31, 1997 and for the period from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in such taxable year and period.

    4.01(i) At the Effective Time of the Reorganization, there shall be no known liabilities of the Acquired Portfolio, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its outstanding shares.

    4.01(j) There are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Trust or the Acquired Portfolio which could result in liability on the part of the Trust or the Acquired Portfolio.

    4.01(k) Subject to the approval of shareholders referred to herein, at the Effective Time of the Reorganization, the Acquired Portfolio shall have full right, power and authority to sell, assign, transfer and deliver the Acquired Portfolio Assets and, upon delivery and payment for the Acquired Portfolio Assets as contemplated herein, the Acquiring Portfolio shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

    4.01(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as may be required, in the opinion of counsel to the parties hereunder, under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, and state securities laws.

    4.01(m) Insofar as the following relate to the Acquired Portfolio, the registration statement filed by the Trust on Form N-14 relating to the shares of the Acquiring Portfolio that will be registered with the SEC pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Trust and the prospectus of the Acquiring Portfolio with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meetings referred to herein and at the Effective Time of the
  Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    4.01(n) All of the issued and outstanding shares of the Acquired Portfolio have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of the Acquired Portfolio has any preemptive right of subscription or purchase in respect of such shares.

    4.01(o) The Acquired Portfolio has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

V. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRING
PORTFOLIO.

  5.01 The Trust, on behalf of itself and the Acquiring Portfolio, represents and warrants to, and agrees with, the following:

    5.01(a) The Trust is a Massachusetts business trust duly created pursuant to the Trust Agreement for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts. It is registered with the SEC as an open-end, management investment company under the 1940 Act and such registration is in full force and effect.

    5.01(b) The Acquiring Portfolio has power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

    5.01(c) This Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquiring Portfolio, and represents the Trust's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust Agreement or the Trust's By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

    5.01(d) The Acquiring Portfolio has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and intends to continue to so qualify as a regulated investment company.

    5.01(e) The financial statements of the Acquiring Portfolio for its fiscal year ended December 31, 1997, examined by PricewaterhouseCoopers LLP, copies of which have been previously furnished to the Acquired Portfolio, present fairly the financial position of the Acquiring Portfolio as of such date and the results of its operations and changes in its net assets for the year then ended, in conformity with generally accepted accounting principles.

    5.01(f) The unaudited financial statements of the Acquiring Portfolio for the six-month period ended June 30, 1998, copies of which have been previously furnished to the Acquired Portfolio, present fairly the financial position of the Acquiring Portfolio as of such date and the results of its operations, and changes in its net assets for the six-month period then ended, in conformity with generally accepted accounting principles.

    5.01(g) At the Effective Time of the Reorganization, there shall be no known liabilities applicable to the Class S Shares of the Acquiring Portfolio, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of the Acquiring Portfolio's Class S Shares.

    5.01(h) There are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Trust or the Acquiring Portfolio which could result in liability on the part of the Trust or the Acquiring Portfolio.

    5.01(i) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as may be required, in the opinion of counsel to the parties hereunder, under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, and state securities laws.

    5.01(j) Insofar as the following relate to the Acquiring Portfolio, the N-14 Registration Statement on its effective date, at the time of any shareholders' meeting referred to herein and at the Effective Time of the
  Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    5.01(k) The Class S Shares of the Acquiring Portfolio to be issued and delivered by the Acquiring Portfolio to the record holders of shares of the Acquired Portfolio pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Trust shall have any preemptive right of subscription or purchase in respect thereto.

    5.01(l) The Acquiring Portfolio has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

    5.01(m) The Board complies with the requirements of Section 15(f)(1)(A) of the 1940 Act as of the date hereof. If the Board ceases to comply with such requirements at any time within three years after the Effective Time of the Reorganization, the Trust will take such action as is necessary to restore such compliance as soon as is reasonably practicable.

VI. SHAREHOLDER ACTION ON BEHALF OF THE ACQUIRED PORTFOLIO.

  6.01 As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Effective Time of the Reorganization and as a condition to the Reorganization, the Trust shall hold a meeting of the shareholders of the Acquired Portfolio for the purpose of considering and voting upon:

    6.01(a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

      (i) The transfer of the Acquired Portfolio Assets to the Acquiring Portfolio, and the assumption by the Acquiring Portfolio of the Acquired Portfolio Liabilities, in exchange for the issuance by the Acquiring Portfolio of Class S Shares.

      (ii) The distribution by the Acquiring Portfolio to the record holders of the Acquired Portfolio of Class S Shares of the Acquiring Portfolio as described in this Agreement.

    6.01(b) Such other matters as may be determined by the Trust.

  6.02 Approval of this Agreement and the transactions contemplated herein by the shareholders of the Acquired Portfolio shall constitute the waiver of the application of any fundamental policy of the Acquired Portfolio that might be deemed to prevent it from taking the actions necessary to effectuate the Reorganization as described, and such policies, if any, shall be deemed to have been amended accordingly.

VII. N-14 REGISTRATION STATEMENT AND PROXY SOLICITATION MATERIALS.

  The Trust shall file (i) the N-14 Registration Statement under the 1933 Act, and (ii) the combined prospectus/proxy statement contained therein under the 1934 Act and 1940 Act proxy rules, with the SEC as promptly as practicable. The Trust has furnished and shall continue to furnish the information relating to itself and affiliated persons thereof that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the N-14 Registration Statement.

VIII. DELIVERY OF ASSETS AND SHARES.

  Delivery of the Acquired Portfolio Assets and the Class S Shares of the Acquiring Portfolio to be issued pursuant to Article I shall occur at the Effective Time of the Reorganization, or on such other date, and at such place and time, as may be determined by the President or any Vice President of each party hereto. To the extent the Acquired Portfolio Assets are, for any reason, not transferred at the Effective Time of the Reorganization, the Trust shall cause the Acquired Portfolio Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

IX. CONDITIONS OF THE ACQUIRING PORTFOLIO.

  9.01 The obligations of the Acquiring Portfolio hereunder shall be subject to the following conditions precedent:

    9.01(a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board and by the shareholders of the Acquired Portfolio, in the manner required by law.

    9.01(b) The Trust, on behalf of the Acquired Portfolio shall have duly executed and delivered to the Acquiring Portfolio such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as may be necessary or desirable to transfer all right, title and interest of the Acquired Portfolio in and to the Acquired Portfolio Assets. The Acquired Portfolio Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

    9.01(c) All representations and warranties of the Trust on behalf of the Acquired Portfolio made in this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization. As of the Effective Time of the Reorganization, there shall have been no material adverse change in the financial condition of the Acquired Portfolio since December 31, 1997, other than those changes incurred in the ordinary course of business as an Trust. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    9.01(d) The Trust, on behalf of the Acquiring Portfolio, shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, addressed to the Trust in form reasonably satisfactory to the Trust and dated the Effective Time of the Reorganization, substantially to the effect that: (i) the Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the shares of the Acquired Portfolio outstanding at the Effective Time of the Reorganization are duly authorized, validly issued, fully paid and non-assessable by the Acquired Portfolio, and to such counsel's knowledge no shareholder of the Acquired Portfolio has any option, warrant or preemptive right to subscription or purchase in respect thereof; (iii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by the Acquired Portfolio and represent its legal, valid and binding contracts or instruments, enforceable against the Acquired Portfolio in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the Acquired Portfolio and its assets; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust Agreement or By-Laws of the Trust or any material agreement known to such counsel to which the Trust is a party or by which the Trust is bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, and such as may be required under state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Acquiring Portfolio.

    9.01(e) The Trust, on behalf of the Acquiring Portfolio, shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, addressed to the Trust in form reasonably satisfactory to the Trust and dated the Effective Time of the Reorganization, substantially to the effect that for federal income tax purposes (i) the transfer by the Acquired Portfolio of all of the Acquired Portfolio Assets and Acquired Portfolio Liabilities to the Acquiring Portfolio, in exchange for the issuance to shareholders of the Acquired Portfolio of Class S Shares of the Acquiring Portfolio, and the distribution of said Class S Shares to the shareholders of the Acquired Portfolio, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and with respect to the reorganization, the Acquired Portfolio and the Acquiring Portfolio will each be considered "a party to a reorganization" within the meaning of
  Section 368(b) of the Code; (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Acquired Portfolio as a result of such transactions; (iii) in accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Portfolio as a result of such transactions; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Portfolio on the distribution to them by the Acquired Portfolio of Class S Shares of the Acquiring Portfolio in exchange for their shares of the Acquired Portfolio; (v) in accordance with
  Section 358(a)(1) of the Code, the aggregate basis of Class S Shares of the Acquiring Portfolio received by each holder of shares of the Acquired Portfolio will be the same as the aggregate basis of the shareholder's Acquired Portfolio shares immediately prior to the transactions; (vi) in accordance with Section 362(b) of the Code, the basis of the Acquired Portfolio Assets to the Acquiring Portfolio will be the same as the basis of the Acquired Portfolio Assets in the hands of the Acquired Portfolio immediately prior to the exchange; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for Class S Shares of the Acquiring Portfolio will be determined by including the period for which the shareholder held the shares of the Acquired Portfolio exchanged therefor, provided that the shareholder held such shares of the Acquired Portfolio as a capital asset; (viii) in accordance with Section 1223 of the Code, the holding period of the Acquiring Portfolio with respect to the Acquired Portfolio Assets will include the period for which the Acquired Portfolio Assets were held by the Acquired Portfolio; and (ix) in accordance with Section 381(a) of the Code, the Acquiring Portfolio will succeed to the tax attributes of the Acquired Portfolio described in
  Section 381(c) of the Code.

    9.01(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

    9.01(g) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted nor, to the knowledge of the Acquiring Portfolio, is contemplated by the SEC to prevent or limit the completion of the transactions, and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

    9.01(h) The Acquired Portfolio shall have delivered or caused to be delivered to the Acquiring Portfolio each account, book, record or other document of the Acquired Portfolio applicable to the Acquired Portfolio which is required to be maintained by Section 31(a) of the 1940 Act and Rule 31a-1 to 31a-3 thereunder (regardless of what person possesses the same), and a copy of all agreements and instruments to which the Acquired Portfolio is a party or signatory. The Acquired Portfolio has instructed its service contractors to provide the Acquiring Portfolio upon request with access to and copies of all documents belonging to the Acquired Portfolio. The Acquired Portfolio shall have delivered to the Acquiring Portfolio a list of the tax costs of the securities of the Acquired Portfolio by lot and the holding periods of such securities, as of the Effective Time of the Reorganization.

    9.01(i) The President or any Vice President of the Trust shall have certified that the Acquired Portfolio has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

    9.01(j) The Acquired Portfolio Assets to be transferred to the Acquiring Portfolio under this Agreement shall not include assets which the Acquiring Portfolio may not properly acquire pursuant to its investment objective, policies or limitations, or may not otherwise lawfully acquire.

X. CONDITIONS OF THE ACQUIRED PORTFOLIO.

  10.01 The obligations of the Acquired Portfolio hereunder shall be subject to the following conditions precedent:

    10.01(a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the shareholders of the Acquired Portfolio in the manner required by law.

    10.01(b) All representations and warranties of the Trust on behalf of the Acquiring Portfolio made in this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization. As of the Effective Time of the Reorganization, there shall have been no material adverse change in the financial condition of the Acquiring Portfolio since December 31, 1997, other than those changes incurred in the ordinary course of business as an Trust. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    10.01(c) The Trust, on behalf of the Acquired Portfolio, shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, addressed to the Trust in form reasonably satisfactory to it and dated the Effective Time of the Reorganization, substantially to the effect that: (i) the Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the Class S Shares of the Acquiring Portfolio to be delivered at such time to the Acquired Portfolio as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Acquiring Portfolio, and to such counsel's knowledge no shareholder of the Acquiring Portfolio has any option, warrant or preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Portfolio and represents its legal, valid and binding contract, enforceable against the Acquiring Portfolio in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the Acquiring Portfolio and its assets; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust Agreement or By-Laws of the Trust, or any material agreement known to such counsel to which the Trust is a party or by which the Trust is bound; and (v) to such counsel's knowledge no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Acquired Portfolio.

    10.01(d) The Trust, on behalf of the Acquired Portfolio, shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, addressed to the Trust in form reasonably satisfactory to the Trust and dated the Effective Time of the Reorganization, with respect to the matters specified in Article IX, Section 9.01(e).

    10.01(e) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness has been instituted, nor, to the knowledge of the Acquiring Portfolio, is contemplated by the SEC seeking to limit or prevent the transactions, and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

    10.01(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

    10.01(g) The President or any Vice President of the Trust shall have certified that the Acquiring Portfolio has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

XI. TAX DOCUMENTS.

  The Acquired Portfolio shall deliver to the Acquiring Portfolio at the Effective Time of the Reorganization confirmations or other adequate evidence as to the adjusted tax basis of the Acquired Portfolio Assets delivered to the Acquiring Portfolio in accordance with the terms of this Agreement.

XII. FINDER'S FEES.

  Each party represents and warrants to each of the other parties hereto that there is no person who is entitled to any finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

XIII. ANNOUNCEMENTS.

  Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein shall be at such time and in such manner as the Trust shall determine; provided, that nothing herein shall prevent the Trust from making such public announcements as its counsel may consider advisable in order to satisfy the party's legal and contractual obligations.

XIV. FURTHER ASSURANCES.

  Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments, and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

XV. TERMINATION OF REPRESENTATIONS AND WARRANTIES.

  The representations and warranties of the Trust with respect to the Acquiring Portfolio and the Acquired Portfolio set forth in this Agreement shall terminate upon the consummation of the Reorganization.

XVI. TERMINATION OF AGREEMENT.

  16.01 This Agreement may be terminated by the Trust at any time at or prior to the Effective Time of the Reorganization, by action of the Board of Trustees of the Trust.

  16.02 If the Trust terminates this Agreement because one or more of the conditions precedent have not been fulfilled, this Agreement will become null and void without any liability of either portfolio to the other; provided, however, that if such termination is by the Acquiring Portfolio pursuant to
Section 16.01(a) as a result of a breach by the Acquired Portfolio of any of its representations, warranties or covenants in this Agreement, or such termination is by the Acquired Portfolio pursuant to Section 16.01(b) as a result of a breach by the Acquiring Portfolio of any of its representations, warranties or covenants in this Agreement, nothing herein shall affect the non-breaching party's right to damages on account of such other party's breach.

XVII. AGREEMENT AND WAIVER.

  At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of the Acquired Portfolio, (a) the Trust may, by written agreement authorized by the Board or its authorized officers and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) the Trust may waive any breach or failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the Trust with or without the approval of the Trust's shareholders).

XVIII. GOVERNING LAW.

  This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law principles otherwise applicable therein.

XIX. SUCCESSORS AND ASSIGNS.

  This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

XX. BENEFICIARIES.

  Nothing contained in this Agreement shall be deemed to create rights in or eliminate liabilities of persons not parties hereto, other than the successors and permitted assigns of the parties.

XXI. LIABILITY OF THE ACQUIRED PORTFOLIO AND THE ACQUIRING PORTFOLIO.

  21.01 The names "Frank Russell Investment Company" and "Board of Trustees of Frank Russell Investment Company" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Trust Agreement, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with any sub-trust of shares of the Trust must look solely to the trust property belonging to such sub-trust for the enforcement of any claims against the Trust.

  21.02 It is acknowledged and agreed that any liability of the Trust under this Agreement with respect to the Acquired Portfolio, or in connection with the transactions contemplated herein with respect to the Acquired Portfolio, shall be discharged only out of the assets of the Acquired Portfolio and that no other portfolio of the Trust shall be liable with respect thereto.

  21.03 It is acknowledged and agreed that any liability of the Trust under this Agreement with respect to the Acquiring Portfolio, or in connection with the transactions contemplated herein with respect to the Acquiring Portfolio, shall be discharged only out of the assets of the Acquiring Portfolio and that no other portfolio of the Trust shall be liable with respect thereto.

XXII. NOTICES.

  All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

    If to the Acquired Portfolio:

      Frank Russell Investment Company
      c/o Gregory J. Lyons, Esquire
      Frank Russell Company
      909 A Street
      Tacoma, Washington 98402

      Telecopier Number: (253) 596-3284

      With a copy to:

      Steven M. Felsenstein, Esquire
      Stradley, Ronon, Stevens & Young, LLP
      2600 One Commerce Square
      Philadelphia, PA 19103

      Telecopier Number: (215) 564-8120

    If to the Acquiring Portfolio:

      Frank Russell Investment Company
      c/o Gregory J. Lyons, Esquire
      Frank Russell Company
      909 A Street
      Tacoma, Washington 98402

      Telecopier Number: (253) 596-3284

      With a copy to:

      Steven M. Felsenstein, Esquire
      Stradley, Ronon, Stevens & Young, LLP
      2600 One Commerce Square
      Philadelphia, PA 19103

      Telecopier Number: (215) 564-8120

XXIII. EXPENSES.

  The Trust shall be responsible for the payment of all of its respective expenses incurred in connection with this Agreement and the transactions contemplated hereby.

XXIV. ENTIRE AGREEMENT.

  This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

XXV. COUNTERPARTS

  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.


Attest:                                   Frank Russell Investment Company, on
                                           behalf of the Fixed Income II Fund


_____________________________________
                                          By: _________________________________

Attest:                                   Frank Russell Investment Company, on
                                           behalf of the Volatility
                                           Constrained Bond Fund

_____________________________________

                                          By: _________________________________

                                                                 EXHIBIT B

                                                           INSTITUTIONAL FUNDS

                       FRANK RUSSELL INVESTMENT COMPANY
                       SUPPLEMENT DATED OCTOBER 8, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998
                    AS SUPPLEMENTED THROUGH AUGUST 20, 1998

Effective October 8, 1998, Frank Russell Investment Company makes the following changes to its Institutional Funds Prospectus.

In the section captioned "Money Manager Profiles Equity I Fund," the subsection captioned "Schneider Capital Management" is revised to read in its entirety as follows:

  Schneider Capital Management, 460 East Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. The Trust and Wellington Management Company LLP have entered into a settlement which terminates certain litigation concerning use by the Trust of the services of Schneider Capital Management ("SCM"). Under the terms of the settlement FRIMCo expects to be selecting another Money Manager to supervise assets presently assigned to SCM and, after a suitable transition, SCM will no longer serve as a Money Manager for the Trust. It is expected that the new Money Manager will be selected shortly.

Equity III Fund will be managed by the following Money Managers:

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

  Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO 80302, is indirectly controlled by Metropolitan Life Insurance Company.

International Fund will be managed by the following Money Managers:

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph P. Jordan, Arthur M. Tyson and Theodore J. Tyson.

  Oeschle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110, is a Delaware limited liability company that is controlled by the following members: S. Dewey Keesler, Stephen P. Langer, Walter Oeschle, L. Sean Roche, Steven H. Schaefer, Warren R. Walker and Andrew S. Parlin.

  Rowe Price-Fleming International, Inc. 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed: 51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which

                                     B-(i)
  is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein, Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew
  S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor, Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                                    B-(ii)

INSTITUTIONAL FUNDS

                       FRANK RUSSELL INVESTMENT COMPANY
                       SUPPLEMENT DATED AUGUST 20, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998
                     AS SUPPLEMENTED THROUGH JUNE 15, 1998

  Effective August 20, 1998, Frank Russell Investment Company makes the following changes to the Institutional Funds Prospectus.

  In the section captioned "General Management of the Funds" The following is added as a new second paragraph:

    "On August 10, 1998, Frank Russell Company and the Northwestern Mutual Life Insurance Company ("Northwestern Mutual") announced that they had agreed that Northwestern Mutual would acquire Frank Russell Company, the sole shareholder of Frank Russell Investment Management Company. Frank Russell Company and Northwestern Mutual have signed a definitive purchase agreement, and it is expected that the transaction will be finalized at the end of 1998. Frank Russell Company will retain its identity and operating independence, and will continue to operate globally as a separate company."

  In the section captioned "How to Purchase Shares--Paying for Shares," the second paragraph shall be revised to read in its entirety as follows:

    "Cash, third party checks and checks drawn on credit card accounts generally will not be accepted. However exceptions may be made by prior special arrangement with certain Financial Intermediaries."

  In the section captioned "How to Redeem Shares," the first paragraph shall be revised to read in its entirety as follows:

    "Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check may not be available for liquidation for 15 days following the purchase to assure payment has been collected."

  Equity II Fund will be managed by the following money managers:

    Delphi Management, Inc., 30 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

     Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

     GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marelli.

     Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

     Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly-owned subsidiary of United Asset Management Company, a publicly traded corporation.

     Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

     Westpeak Investment Advisors, L.P., 1011 Walnut Street, Suite 400, Boulder, CO 80302, is indirectly controlled by Metropolitan Life Insurance Company.

                                    B-(iii)

                       FRANK RUSSELL INVESTMENT COMPANY
                        909 A STREET, TACOMA, WA 98402
                           TELEPHONE (800) 972-0700
                         IN WASHINGTON (253) 627-7001

  Frank Russell Investment Company (the "Trust") is an open-end, management investment company with 28 different investment series or portfolios ("Funds"). This Prospectus describes and offers interests in the Class S Shares of eight Funds:

            Equity I Fund                         International Fund
            Equity II Fund                        Fixed Income I Fund
            Equity III Fund                       Fixed Income II Fund
            Equity Q Fund                         Fixed Income III Fund

  Each Fund has its own investment objective and policies designed to meet different investment goals. As with all mutual funds, attainment of each Fund's investment objective cannot be assured.

  Frank Russell Investment Management Company ("FRIMCo") operates and administers the Funds. Class S Shares are sold at their net asset value, with no sales load, no commissions, no Rule 12b-1 fees and no exchange fees. There is a $5 million minimum initial investment requirement for the Funds described in this Prospectus in combination with the Fund's described in the Trust's Specialty Funds Prospectus, in an allocated investment portfolio and investors must qualify as Eligible Investors, as described in this Prospectus.

  SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

  This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it before investing and retain it for future reference. A Statement of Additional Information ("SAI"), dated May 1, 1998, and supplemented June 15, 1998, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is incorporated into this Prospectus by reference and is available without charge by writing to the address listed above or by telephoning (800) 972-0700.

  This Prospectus relates only to the Class S Shares of the Funds. The Funds listed do not currently offer interests in any other classes of shares.

  The SAI, material incorporated by reference into this Prospectus, and further information regarding the Trust and the Funds is maintained electronically with the SEC at its Internet Web site (http://www.sec.gov).

      PROSPECTUS DATED MAY 1, 1998 AS SUPPLEMENTED THROUGH JUNE 15, 1998

                               TABLE OF CONTENTS

            CERTAIN TERMS USED IN THIS PROSPECTUS ARE DEFINED IN THE

          GLOSSARY, WHICH BEGINS ON PAGE B-42 OF THIS PROSPECTUS.

Summary...................................................................  B-3
Annual Fund Operating Expenses............................................  B-4
Financial Highlights......................................................  B-6
The Purpose of the Funds--Multi-Style, Multi-Manager Diversification...... B-14
Eligible Investors........................................................ B-15
General Management of the Funds........................................... B-16
Expenses of the Funds..................................................... B-18
The Money Managers........................................................ B-18
Investment Objectives, Policies and Practices............................. B-19
Portfolio Transaction Policies............................................ B-28
Dividends and Distributions............................................... B-28
Taxes..................................................................... B-29
Performance Information................................................... B-31
How Net Asset Value Is Determined......................................... B-31
How to Purchase Shares.................................................... B-32
How to Redeem Shares...................................................... B-34
Additional Information.................................................... B-36
Money Manager Profiles.................................................... B-37
Glossary.................................................................. B-42

                                    SUMMARY

  The Funds are designed to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's ("Russell") "multi-style, multi-manager diversification" techniques and money manager evaluation services. Unlike most investment companies that have a single organization that acts as both administrator and investment adviser, the Trust divides responsibility for corporate management and investment advice between FRIMCo and a number of different money managers. See "The Purpose of the Funds--Multi-Style, Multi-Manager Diversification."

  Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

  EQUITY I FUND -- Income and capital growth by investing principally in equity securities.

  EQUITY II FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Equity I Fund, by investing in equity securities.

  EQUITY III FUND -- A high level of current income, while maintaining the potential for capital appreciation by investing in income-producing equity securities.

  EQUITY Q FUND -- Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

  INTERNATIONAL FUND -- Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

  FIXED INCOME I FUND -- Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  FIXED INCOME II FUND -- Preservation of capital and generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

  FIXED INCOME III FUND -- Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

  The Trust's Funds had aggregate net assets of approximately $13.6 billion on April 1, 1998. The net assets of the Funds described in this Prospectus on April 1, 1998 were:

Equity I...................................................   $1,342,186,760.20
Equity II..................................................   $  565,197,418.13
Equity III.................................................   $  268,588,956.64
Equity Q...................................................   $1,137,119,684.51
International Fund.........................................   $1,108,581,403.76
Fixed Income I.............................................   $  871,239,142.81
Fixed Income II............................................   $  240,672,356.85
Fixed Income III...........................................   $  430,057,483.03

  You may buy and sell Class S Shares of the Fund through an authorized Financial Intermediary. All Class S Shares are sold without a sales charge, commission, or Rule 12b-1 fee. Except as indicated below, Class S Shares are redeemed at net asset value. You may also exchange shares of one Fund for shares of another Fund. See "How to Purchase Shares" and "How to Redeem Shares."

  You should be aware of the general risks associated with investments in mutual funds. One or more Funds may make investments and engage in investment practices and techniques that involve risks, including entering into repurchase agreements, lending portfolio securities and entering into hedging transactions. Also, foreign securities in which International Fund may invest may be subject to certain risks in addition to those inherent in

US investments. These risks are described in "Risk Considerations" in "Investment Objectives, Policies and Practices" and in the Glossary.

SHAREHOLDER TRANSACTION EXPENSES

  You would pay the following charges when buying or redeeming Class S Shares of a Fund:

   MAXIMUM SALES       MAXIMUM SALES
   LOAD IMPOSED       LOAD IMPOSED ON       DEFERRED     REDEMPTION   EXCHANGE
   ON PURCHASES     REINVESTED DIVIDENDS   SALES LOAD*      FEES        FEES
   -------------    --------------------   -----------   ----------   --------
       None                 None              None          None        None

---------------------
* If you purchase shares of any of the Funds, you may pay a quarterly shareholder investment services fee ("Services Fee") directly to FRIMCo pursuant to a separate asset management agreement between you and FRIMCo. The fee is calculated as a percentage of the amount you have invested in the Funds.

    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                                                      TOTAL FUND
                                                 MANAGEMENT   OTHER   OPERATING
                                                    FEE     EXPENSES* EXPENSES*+
                                                 ---------- --------- ----------
Equity I Fund...................................   0.60%      0.10%     0.70%
Equity II Fund..................................   0.75%      0.18%     0.93%
Equity III Fund.................................   0.60%      0.15%     0.75%
Equity Q Fund...................................   0.60%      0.08%     0.68%
International Fund..............................   0.75%      0.26%     1.01%
Fixed Income I Fund.............................   0.30%      0.11%     0.41%
Fixed Income II Fund............................   0.50%      0.17%     0.67%
Fixed Income III Fund...........................   0.55%      0.16%     0.71%

---------------------
+ Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.
* Restated to reflect changes to the Trust's Transfer and Dividend Paying Agent agreement, which became effective June 8, 1998.

  Because the Funds described in this Prospectus are designed for investors with an aggregate investment of at least $5 million, as described in the "Eligible Investors" section, beginning January 1, 1999, any shareholder account with respect to any Fund described in this Prospectus with a balance of less than $10,000 will be subject to an account maintenance fee equal to $12.50 per year. The fee will be deducted from dividends payable to each applicable account or by liquidating shares in the account, or both. The fees will be waived for: (i) accounts held by retirement plans representing multiple participants; (ii) accounts of trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates; and (iii) classes of accounts for which maintenance costs are absorbed by a third-party.

  These tables are intended to assist you in understanding the various expenses of each Fund. Operating expenses are paid out of a Fund's assets and are factored into the Fund's share price. Each Fund estimates that it will have the expenses listed (expressed as a percentage of average net assets) for the current fiscal year.

EXAMPLE OF EXPENSES FOR THE FUNDS

  Assume that each Fund's annual return is 5% and that its operating expenses are as described above, and that you sell your shares after the number of years shown. These are projected expenses for each $1000 that you invest:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Equity I Fund...................................  $ 7     $22     $39     $ 88
Equity II Fund..................................  $ 9     $29     $51     $117
Equity III Fund.................................  $ 8     $24     $41     $ 94
Equity Q Fund...................................  $ 7     $21     $38     $ 86
International Fund..............................  $10     $32     $56     $ 27
Fixed Income I Fund.............................  $ 4     $13     $23     $ 52
Fixed Income II Fund............................  $ 7     $21     $37     $ 84
Fixed Income III Fund...........................  $ 7     $22     $39     $ 89

                  FINANCIAL HIGHLIGHTS OF THE EQUITY I FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY I FUND

                            1997      1996     1995     1994     1993     1992     1991     1990     1989     1988
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $   30.34  $ 28.00  $ 23.32  $ 24.91  $ 25.00  $ 25.17  $ 21.13  $ 25.39  $ 22.20  $ 20.18
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..        .34      .42      .52      .62      .60      .61      .75      .91      .88      .81
 Net realized and
  unrealized gain (loss)
  on investments........       8.89     5.96     7.71     (.41)    2.18     1.54     5.61    (2.37)    5.79     2.46
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations ..........       9.23     6.38     8.23      .21     2.78     2.15     6.36    (1.46)    6.67     3.27
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..       (.34)    (.42)    (.52)    (.62)    (.60)    (.62)    (.75)    (.90)   (1.01)    (.77)
 Net realized gain on
  investments...........      (8.72)   (3.62)   (3.03)    (.94)   (2.11)   (1.70)   (1.57)   (1.90)   (2.47)    (.48)
 In excess of net
  realized gain on
  investments...........        --       --       --      (.24)    (.16)     --       --       --       --       --
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...      (9.06)   (4.04)   (3.55)   (1.80)   (2.87)   (2.32)   (2.32)   (2.80)   (3.48)   (1.25)
                          ---------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $   30.51  $ 30.34  $ 28.00  $ 23.32  $ 24.91  $ 25.00  $ 25.17  $ 21.13  $ 25.39  $ 22.20
                          =========  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(A).....      32.02    23.58    35.94      .79    11.61     9.02    31.22    (5.64)   30.79    16.42
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net
  assets (a)............        .70      .71      .59      .12      .14      .15      .19      .23      .18      .17
 Net investment income
  to average net
  assets (a) ...........        .96     1.38     1.91     2.52     2.36     2.53     3.14     3.66     3.41     3.68
 Portfolio turnover.....     110.75    99.51    92.04    75.02    91.87    71.14   119.55   101.30    61.27    67.59
 Net assets, end of year
  ($000 omitted)........  1,136,373  961,953  751,497  547,242  514,356  410,170  330,507  221,543  300,814  243,691
 Average commission rate
  paid per share of
  security
  ($ omitted)...........      .0511    .0464      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY II FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY II FUND

                            1997     1996     1995     1994     1993     1992     1991     1990     1989    1988
                           -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........   $ 30.05  $ 28.88  $ 25.00  $ 26.58  $ 27.71  $ 26.32  $ 19.24  $ 23.32  $22.50  $19.99
                           -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..       .11      .16      .27      .36      .32      .30      .41      .51     .61     .52
 Net realized and
  unrealized gain (loss)
  on investments........      8.11     4.96     6.80     (.86)    3.97     3.13     7.65    (3.91)   4.74    2.51
                           -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
  Total From Investment
   Operations...........      8.22     5.12     7.07     (.50)    4.29     3.43     8.06    (3.40)   5.35    3.03
                           -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..      (.11)    (.16)    (.29)    (.31)    (.31)    (.30)    (.41)    (.50)   (.71)   (.52)
 Net realized gain on
  investments...........     (5.20)   (3.79)   (2.90)    (.21)   (4.72)   (1.74)    (.57)    (.18)  (3.82)    --
 In excess of net real-
  ized gain on invest-
  ments ................       --       --       --      (.56)    (.39)     --       --       --      --      --
                           -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
  Total Distributions...     (5.31)   (3.95)   (3.19)   (1.08)   (5.42)   (2.04)    (.98)    (.68)  (4.53)   (.52)
                           -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
NET ASSET VALUE, END
 OF YEAR................   $ 32.96  $ 30.05  $ 28.88  $ 25.00  $ 26.58  $ 27.71  $ 26.32  $ 19.24  $23.32  $22.50
                           =======  =======  =======  =======  =======  =======  =======  =======  ======  ======
TOTAL RETURN (%)(A).....     28.66    18.51    28.67    (2.60)   16.70    13.31    42.40   (14.76)  24.63   15.22
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................       .92      .95      .83      .23      .34      .32      .37      .48     .41     .35
 Net investment income
  to average net assets
  (a)...................       .35      .52      .97     1.46     1.14     1.10     1.79     2.40    2.45    2.40
 Portfolio turnover.....    103.00   120.78    89.31    58.04    87.25    43.33    42.16    80.27   77.55   56.38
 Net assets, end of year
  ($000 omitted)........   482,159  365,955  279,566  202,977  171,421  120,789  101,206   60,668  70,588  63,903
 Average commission rate
  paid per share of
  security ($ omitted)..     .0390    .0381      N/A      N/A      N/A      N/A      N/A      N/A     N/A     N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                 FINANCIAL HIGHLIGHTS OF THE EQUITY III FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY III FUND

                           1997     1996     1995     1994     1993     1992     1991     1990    1989     1988
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $ 27.08  $ 23.30  $26.49  $ 24.03  $ 20.74
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .60      .70      .82      .93      .89      .98     1.08    1.33     1.26     1.15
 Net realized and
  unrealized gain (loss)
  on investments........     8.69     5.10     7.73     (.85)    2.99     2.24     5.21   (2.85)    5.35     3.40
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
  Total From Investment
   Operations...........     9.29     5.80     8.55      .08     3.88     3.22     6.29   (1.52)    6.61     4.55
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.60)    (.71)    (.83)    (.91)    (.90)    (.99)   (1.07)  (1.30)   (1.40)   (1.14)
 In excess of net
  investment income.....     (.01)     --       --       --       --       --       --      --       --       --
 Net realized gain on
  investments...........    (8.56)   (4.52)   (2.79)   (1.94)   (2.68)   (2.56)   (1.44)   (.37)   (2.75)    (.12)
 In excess of net
  realized gain on
  investments...........      --       --       --      (.10)     --       --       --      --       --
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
  Total Distributions...    (9.17)   (5.23)   (3.62)   (2.95)   (3.58)   (3.55)   (2.51)  (1.67)   (4.15)   (1.26)
                          -------  -------  -------  -------  -------  -------  -------  ------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 29.80  $ 29.68  $ 29.11  $ 24.18  $ 27.05  $ 26.75  $ 27.08  $23.30  $ 26.49  $ 24.03
                          =======  =======  =======  =======  =======  =======  =======  ======  =======  =======
TOTAL RETURN (%)(A).....    33.13    20.90    35.96     1.16    14.95    12.30    27.86   (5.73)   28.07    22.19
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .78      .79      .65      .17      .16      .20      .25     .27      .23      .20
 Net investment income
  to average net assets
  (a)...................     1.77     2.23     2.90     3.39     3.09     3.57     4.05    4.91     4.58     4.96
 Portfolio turnover.....   128.86   100.78   103.40    85.92    76.77    84.56    56.99   65.74    83.13    57.28
 Net assets, end of year
  ($000 omitted)........  242,112  221,778  222,541  177,807  181,630  166,782  138,076  94,087  135,245  106,695
 Average commission rate
  paid per share of
  security ($ omitted)..    .0415    .0447      N/A      N/A      N/A      N/A      N/A     N/A      N/A      N/A

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE EQUITY Q FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

EQUITY Q FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23  $ 24.90  $ 20.20  $ 22.45  $ 18.85  $16.67
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .44      .58      .59      .69      .66      .67      .75      .81      .78     .69
INCOME
 Net realized and
  unrealized gain (loss)
  on investments........    10.01     6.33     8.52     (.41)    2.71     1.73     5.58    (1.89)    4.26    2.15
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total income from
   Investment
   Operations...........    10.45     6.91     9.11      .28     3.37     2.40     6.33    (1.08)    5.04    2.84
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
LESS DISTRIBUTIONS:
 Net investment income..     (.44)    (.58)    (.61)    (.69)    (.66)    (.68)    (.75)    (.79)    (.86)   (.66)
 In excess of net
  investment income.....      --      (.01)     --       --       --       --       --       --       --      --
 Net realized gain on
  investments...........    (7.05)   (3.78)   (2.53)    (.97)   (1.85)   (1.39)    (.88)    (.38)    (.58)    --
 In excess of net
  realized gain on
  investments...........      --       --       --      (.22)    (.06)     --       --       --       --      --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
  Total Distributions...    (7.49)   (4.37)   (3.14)   (1.88)   (2.57)   (2.07)   (1.63)   (1.17)   (1.44)   (.66)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 35.90  $ 32.94  $ 30.40  $ 24.43  $ 26.03  $ 25.23    24.90  $ 20.20  $ 22.45  $18.85
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  ======
TOTAL RETURN (%)(A)(B)..    33.07    23.67    37.91      .99    13.80     9.97    32.14    (4.81)   27.10   17.16
RATIOS (%) SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (b)(c)................      .68      .71      .58      .11      .15      .18      .23      .31      .33     .33
 Net investment income
  to average net
  assets (b)(c).........     1.17     1.80     2.07     2.74     2.50     2.80     3.23     3.70     3.68    3.82
 Portfolio turnover
  (c)...................    94.89    74.59    74.00    45.87    54.69    58.35    51.37    66.51    88.03   52.21
 Net assets, end of year
  ($000 omitted)........  987,760  818,281  620,259  430,661  382,939  290,357  215,779  133,869  129,680  89,320
 Average commission rate
  paid per share of
  security ($ omitted)..    .0350    .0332      N/A      N/A      N/A      N/A      N/A      N/A      N/A     N/A

---------------------
(a) Periods less than one year are not annualized.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(c) The ratios for the period ended December 31, 1987 are annualized.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

INTERNATIONAL FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 37.39  $ 36.26  $ 34.28  $ 37.34  $ 28.92  $ 31.96  $ 29.18  $ 38.52  $ 35.44  $ 35.50
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..      .46      .44      .48      .61      .58      .67      .73     1.23      .85      .95
 Net realized and
  unrealized gain (loss)
  on investments (a)....     (.28)    2.41     3.16      .65     9.63    (2.62)    3.16    (7.27)    7.46     5.77
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Income From
   Investment
   Operations...........      .18     2.85     3.64     1.26    10.21    (1.95)    3.89    (6.04)    8.31     6.72
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..     (.37)    (.35)    (.64)    (.36)    (.57)    (.67)    (.80)   (1.19)   (1.02)   (1.11)
 In excess of net
  investment income.....     (.18)     --      (.08)     --      (.16)     --       --       --       --       --
 Net realized gain on
  investments...........    (1.95)   (1.37)    (.94)   (3.73)   (1.06)    (.42)    (.31)   (2.11)   (4.21)   (5.67)
 In excess of net
  realized gain on
  investments...........     (.47)     --       --      (.23)     --       --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (2.97)   (1.72)   (1.66)   (4.32)   (1.79)   (1.09)   (1.11)   (3.30)   (5.23)   (6.78)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 34.60  $ 37.39  $ 36.26  $ 34.28  $ 37.34  $ 28.92  $ 31.96  $ 29.18  $ 38.52  $ 35.44
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(B).....      .58     7.98    10.71     5.38    35.56    (6.11)   13.47   (15.94)   24.06    20.13
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses,
  net, to average net
  assets (b)............     1.00     1.04      .88      .32      .39      .45      .48      .50      .44      .45
 Operating expenses,
  gross, to average net
  assets (b)............     1.00     1.05      .89      .34      .41      .46      .48      .50      .44      .45
 Net investment income
  to average net assets
  (b)...................     1.14     1.20     1.41     1.63     1.83     2.46     2.61     3.14     2.38     2.52
 Portfolio turnover.....    79.45    42.69    36.78    71.09    62.04    48.99    53.13    78.30    53.49    51.17
 Net assets, end of year
  ($000 omitted)........  972,735  944,380  796,777  674,180  562,497  348,869  252,828  171,613  186,742  149,064

---------------------
(a) Provision for federal income tax for the year ended December 31, 1991 amounted to $.024 per share.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
(c) In certain foreign markets the relationship between the translated US dollar price per share and commission paid per share may vary from that of domestic markets.
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE FIXED INCOME I FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME I FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, BEGIN-
 NING OF YEAR...........  $ 20.99  $ 21.59  $ 19.59  $ 21.74  $ 21.61  $ 22.29  $ 20.86  $ 20.91  $ 20.50  $ 20.48
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.37     1.38     1.42     1.46     1.50     1.63     1.71     1.77     1.93     1.73
 Net realized and
  unrealized gain (loss)
  on investments........      .54     (.62)    2.02    (2.06)     .72     (.07)    1.49     (.05)     .71      .01
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations ..........     1.91      .76     3.44     (.60)    2.22     1.56     3.20     1.72     2.64     1.74
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income..    (1.39)   (1.36)   (1.44)   (1.44)   (1.50)   (1.62)   (1.69)   (1.77)   (1.92)   (1.72)
 In excess of net
  investment income.....      --       --       --       --      (.01)     --       --       --       --       --
 Net realized gain on
  investments...........      --       --       --       --      (.58)    (.62)    (.08)     --      (.31)     --
 In excess of net real-
  ized gain on invest-
  ments ................      --       --       --      (.11)     --       --       --       --       --       --
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (1.39)   (1.36)   (1.44)   (1.55)   (2.09)   (2.24)   (1.77)   (1.77)   (2.23)   (1.72)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $ 21.51  $ 20.99  $ 21.59  $ 19.59  $ 21.74  $ 21.61  $ 22.29  $ 20.86  $ 20.91  $ 20.50
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(A).....     9.42     3.75    18.03    (2.97)   10.46     7.26    16.01     8.60    13.35     8.76
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .42      .42      .35      .10      .09      .10      .10      .11      .12      .13
 Net investment income
  to average net assets
  (a)...................     6.54     6.57     6.82     7.06     6.71     7.45     8.08     8.70     8.96     8.28
 Portfolio turnover.....   165.81   147.31   138.05   173.97   173.27   211.26   121.91   114.15   196.18   186.54
 Net assets, end of year
  ($000 omitted)........  798,252  662,899  638,317  496,038  533,696  530,857  458,201  329,091  297,721  223,216

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE FIXED INCOME II FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME II FUND

                           1997     1996     1995     1994     1993     1992     1991     1990     1989    1988
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $ 18.36  $ 18.55  $ 17.98  $ 18.99  $ 18.56  $ 19.68  $ 18.94  $ 18.69  $18.51  $18.63
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..     1.08     1.04     1.16     1.21      .84     1.35     1.52     1.53    1.69    1.61
 Net realized and
  unrealized gain (loss)
  on investments........      --       .19      .59    (1.07)     .44     (.83)     .72      .23     .27    (.12)
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
  Total From Investment
   Operations...........     1.08      .85     1.75      .14     1.28      .52     2.24     1.76    1.96    1.49
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
LESS DISTRIBUTIONS:
 Net investment income..    (1.09)   (1.04)   (1.18)   (1.15)    (.71)   (1.36)   (1.50)   (1.51)  (1.78)  (1.61)
 Net realized gain on
  investments...........      --       --       --       --       --      (.28)     --       --      --      --
 Tax return of capital..      --       --       --       --      (.14)     --       --       --      --      --
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
  Total Distributions...    (1.09)   (1.04)   (1.18)   (1.15)    (.85)   (1.64)   (1.50)   (1.51)  (1.78)  (1.61)
                          -------  -------  -------  -------  -------  -------  -------  -------  ------  ------
NET ASSET VALUE, END OF
 YEAR...................  $ 18.35  $ 18.36  $ 18.55  $ 17.98  $ 18.99  $ 18.56  $ 19.68  $ 18.94  $18.69  $18.51
                          =======  =======  =======  =======  =======  =======  =======  =======  ======  ======
TOTAL RETURN (%)(A).....     6.02     4.76     9.95      .82     6.98     2.74    12.31     9.71   10.99    8.20
RATIOS (%)/SUPPLEMENTAL
 DATA:
 Operating expenses to
  average net assets
  (a)...................      .66      .70      .58      .19      .16      .19      .13      .15     .17     .13
 Net investment income
  to average net assets
  (a)...................     5.70     5.70     6.41     6.52     6.16     7.21     8.06     8.45    8.97    8.56
 Portfolio turnover.....   213.14   264.40   269.31   233.75   229.07   330.58   188.30   184.38  320.16  217.58
 Net assets, end of year
  ($000 omitted)........  229,470  222,983  183,577  144,030  138,619  182,735  156,685  119,853  83,313  86,052

---------------------
(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE FIXED INCOME III FUND*

  The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Trust's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Trust.

FIXED INCOME III FUND

                                     1997     1996     1995     1994    1993++
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 YEAR.............................  $ 10.17  $ 10.34  $  9.37  $ 10.44  $ 10.00
                                    -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income............      .63      .64      .67      .66      .49
 Net realized and unrealized gain
  (loss) on investments...........      .32     (.16)     .97    (1.07)     .52
                                    -------  -------  -------  -------  -------
   Total From Investment Opera-
    tions.........................      .95      .48     1.64     (.41)    1.01
                                    -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income............     (.62)    (.64)    (.67)    (.66)    (.48)
 In excess of net investment in-
  come............................     (.02)    (.01)     --       --       --
 Net realized gain on invest-
  ments...........................     (.06)     --       --       --      (.08)
 In excess of net realized gain on
  investments.....................      --       --       --       --      (.01)
                                    -------  -------  -------  -------  -------
   Total Distributions............     (.70)    (.65)    (.67)    (.66)    (.57)
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, END OF YEAR......  $ 10.42  $ 10.17  $ 10.34  $  9.37  $ 10.44
                                    =======  =======  =======  =======  =======
TOTAL RETURN (%)(A)(C)............     9.64     4.88    17.99    (3.89)   10.22
RATIOS (%)/SUPPLEMENTAL DATA:
 Operating expenses, net, to aver-
  age net assets (b)(c)...........      .70      .73      .61      .20      .20
 Operating expenses, gross, to av-
  erage net assets (b)(c).........      .70      .73      .61      .20      .40
 Net investment income to average
  net assets (b)..................     6.13     6.32     6.83     7.02     6.30
 Portfolio turnover (b)...........   274.84   144.26   141.37   134.11   181.86
 Net assets, end of year ($000
  omitted)........................  382,433  292,077  252,465  166,620  124,234

---------------------
 ++ For the period January 29, 1993 (commencement of operations) to December
    31, 1993.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1993 are annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.
 * See the notes to financial statements which appear in the Trust's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

     THE PURPOSE OF THE FUNDS--MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

  The Funds offer Eligible Investors the opportunities to use FRIMCo's and Russell's "multi-style, multi-manager diversification" investment method and to obtain FRIMCo's and Russell's money manager evaluation services.

  Russell acts as consultant to the Funds. Russell was founded in 1936 and has been providing comprehensive asset management consulting services for almost 30 years to institutional investors, principally large corporate employee benefit plans. Russell and its affiliates have offices around the world--in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo.

  Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

  When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns.

  FRIMCo and Russell believe investors should seek to hold fully diversified portfolios that reflect both their own individual investment time horizons and their ability to accept risk. FRIMCo and Russell believe that for many, this can be accomplished through strategically purchasing shares in one or more of the Funds which have been structured to provide access to specific asset classes in a multi-style, multi-manager environment.

  Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

  Studies have shown that no one investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. It is largely for this reason that no single manager has consistently outperformed the market over extended periods. While performance cycles tend to repeat themselves, they do not do so predictably.

  FRIMCo and Russell believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. FRIMCo combines these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to any one investment style going out of favor.

  By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.

                              ELIGIBLE INVESTORS

  Shares of the Funds are currently offered only to Eligible Investors. Eligible Investors include:

  . Institutional investors and Financial Intermediaries investing for their own accounts or in fiduciary or agency capacity, which have entered into asset management services agreements ("Agreements") with FRIMCo. "Financial Intermediaries" include bank trust departments, registered investment advisers, broker-dealers, employee benefit plans and other financial services organizations;

  . Institutions or individuals who have acquired shares through institutional investors and Financial Intermediaries; and

  . Trustees, officers, employees and certain third-party contractors of the Trust and its affiliates.

  The initial minimum aggregate investment in any combination of the Funds described in this Prospectus and in the Trust's Specialty Funds Prospectus is $5 million. You may be eligible to purchase shares of these Funds if you do not meet the required initial minimum investment. FRIMCo at its discretion may waive the initial minimum investment for some employee benefit plans and other plans or if the requirements are met for a combined purchase privilege, cumulative quantity discount or statement of intention. You should consult your Financial Intermediary for details. Trustees, officers, employees, and certain third-party contractors of the Trust and its affiliates are not subject to any initial minimum investment requirement.

  The Funds do not generally offer their shares directly to individual (i.e., retail) investors, although they may choose to do so. Financial Intermediaries that have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. Under the Agreements, FRIMCo provides objective-setting and asset-allocation assistance and services to Financial Intermediaries, which in turn provide similar services to their customers. Financial Intermediaries receive no compensation from FRIMCo or Class S Shares of the Funds. However, Financial Intermediaries may charge their customers a fee for providing these services and other trust or investment-related services.

  Each Agreement with respect to the Funds provides that a shareholder investment services fee (the "Services Fee") may be paid to FRIMCo. The Services Fee is usually expressed as a percentage of the client's assets invested in the Funds. The Services Fee may include a fixed-dollar fee for certain specific services. The client and FRIMCo agree to the Services Fee, which is determined by the amount of assets the client expects to invest in the Funds, the nature and extent of services that FRIMCo agrees to provide to the client, and other factors.

  Either the client or FRIMCo may terminate an Agreement upon written notice. FRIMCo does not anticipate terminating any Agreement unless a client does not
(i) promptly pay fees due to FRIMCo, or (ii) invest sufficient assets in the Trust's Funds to compensate FRIMCo for its services. If an Agreement is terminated, FRIMCo will no longer provide asset-allocation, objective-setting or other services to the client.

                        GENERAL MANAGEMENT OF THE FUNDS

  The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with FRIMCo, Russell and the money managers. The Trust's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.

  FRIMCo:

  . provides or supervises the general management and administration, investment advisory and portfolio management, and distribution services for the Funds;

  . furnishes the Funds with office space, equipment and personnel to operate and administer the Funds' business, and supervises services provided by third parties, such as the money managers and the Custodian;

  . develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results;

  . manages, or hires money managers to manage, the Liquidity Portfolio; and

  . provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services.

  FRIMCo pays the expenses of providing these services (other than transfer agent and shareholder recordkeeping), as well as a portion of the costs of preparing and distributing materials that describe the Funds.

  FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since
    1989.

  . Mark D. Amberson, who has been a Portfolio Manager of FRIMCo since
    January 1998. From 1991 to 1997, Mr. Amberson was a Portfolio Manager in Russell's Money Market Trading Group. Mr. Amberson, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Diversified Bond, Fixed II, Volatility Constrained Bond, Fixed III, and Multistrategy Bond Funds.

  . Randal C. Burge, who has been a Portfolio Manager of FRIMCo since 1995.
    From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge, jointly with another portfolio manager identified herein, has primary responsibility for management of the Fixed I, Fixed II, Fixed III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, and Emerging Markets Funds.

  . Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994.
    From 1990 to 1994, Ms. Carter was a Client Executive in Russell's Investment Group. Ms. Carter, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January
    1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates. Ms. Duncan, jointly with another portfolio manager identified herein, has primary responsibility for management of the International, and International Securities Funds.

  . James M. Imhof, Manager of FRIMCo's Portfolio Trading, manages the Trust on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Russell. Mr. Jornlin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Emerging Markets and Real Estate Securities Funds.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department. Mr. Trittin, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  . C. Nola Williams, who has been a Portfolio Manager of FRIMCo since
    January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Russell. Ms. Williams, jointly with another portfolio manager identified herein, has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth, and Equity Income Funds.

  Russell provides to the Funds and FRIMCo the asset management consulting services--including objective-setting and asset-allocation technology, and money manager research and evaluation assistance--that Russell provides to its other consulting clients. Russell does not receive any compensation from the Funds for its consulting services.

  As affiliates, Russell and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Chairman of the Trust, is the Chairman of the Board and controlling shareholder of Russell. FRIMCo is a wholly owned subsidiary of Russell.

  The Trust has received an exemptive order from the SEC which permits the Trust, with the approval of the Board, to engage and terminate money managers without a shareholder vote and to disclose the aggregate fees paid to the money managers of each Fund. On January 22, 1996, the shareholders of the Trust's Funds voted to approve this arrangement.

  Under its Management Agreement with the Trust, FRIMCo receives a management fee from each Fund for FRIMCo's services. From this fee, FRIMCo, as the Trust's agent, pays the money managers for their investment selection services. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets; Equity I Fund, 0.60%; Equity II Fund, 0.75%; Equity III Fund, 0.60%; Equity Q Fund, 0.60%; International Fund, 0.75%; Fixed Income I Fund, 0.30%; Fixed Income II Fund, 0.50%; and Fixed Income III Fund, 0.55%.

  FRIMCo has voluntarily agreed to waive all or a portion of its management fees for certain Funds. This arrangement is not part of the Management Agreement with the Trust and may be changed or discontinued at any time. FRIMCo currently calculates its management fee based on a Fund's average daily net assets less any management fee incurred on the Fund's assets to the extent the Fund incurs management fees for investing a portion of its assets in the Trust's Money Market Fund.

  The Board has approved, subject to approval by the shareholders of the applicable Funds at a meeting to be held during 1998 (the "1998 Shareholder Meeting"), an amendment to the Management Agreement. Under the amendment, in addition to the fees set forth above (restructured as described in the next paragraph), the Funds will pay FRIMCo a fee which compensates FRIMCo for managing collateral which the Funds have received in securities lending and certain other portfolio transactions. If the amendment is approved by shareholders, each Fund will pay a fee to FRIMCo for its services in managing the Fund's cash, securities and other investment assets which are not treated as net assets of that Fund ("additional assets") in determining the Fund's net asset value per share. If approved, the additional fee payable to FRIMCo will equal an amount up to 0.07% of each Fund's additional assets on an annualized basis.

  It is also proposed that the services which FRIMCo provides to the Funds under the present Management Agreement will be divided into two components. Those services which are investment advisory in nature will be provided pursuant to a new Advisory Agreement. Other services which are administrative in nature will be provided pursuant to a new Administrative Agreement. It is not anticipated that this restructuring of services provided to the Fund will materially affect the costs of these services to the Funds, or affect FRIMCo's current voluntary fee waivers.

                             EXPENSES OF THE FUNDS

  The Funds (and each class, when appropriate) pay all their expenses other than those expressly assumed by FRIMCo. The Funds' expenses for Class S Shares for the year ended December 31, 1997, as a percentage of each Fund's average net assets, are shown in the Financial Highlights tables in this Prospectus. Principal expenses are:

  . the management, transfer agent, and recordkeeping fees payable to FRIMCo;

  . fees for custody, preparing tax records, and portfolio accounting, payable to the Custodian; and

  . fees for independent auditing and legal services; and filing and registration fees payable to the SEC.

                              THE MONEY MANAGERS

  Each Fund's assets are allocated among the money managers listed in "Money Manager Profiles" in this Prospectus. FRIMCo may change the allocation of a Fund's assets among money managers at any time. FRIMCo may employ or terminate a money manager at any time, subject to the approval by the Board. A Fund will notify its shareholders within 60 days of when a money manager begins providing services. The money managers are selected for the Funds based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager for any Fund.

  From its management fees, FRIMCo, as the Trust's agent, pays fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average of all assets allocated to the manager for the quarter. For the year ended December 31, 1997, management fees paid to the money managers were equivalent to the following annual rates, expressed as a percentage of each Fund's average daily net assets: Equity I Fund, 0.23%; Equity II Fund, 0.40%; Equity III Fund, 0.19%; Equity Q Fund, 0.19%; International Fund, 0.39%; Fixed Income I Fund, 0.08%; Fixed Income II Fund, 0.17%; and Fixed Income III Fund, 0.21%.

  Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after the Trust has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or legal expense limitations. Some money managers may receive investment research prepared by Russell as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds.

  Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within the Fund's investment objectives, restrictions and policies and the more specific strategies developed by FRIMCo. Although the money managers' activities are subject to general oversight by the Board and the Trust's officers, neither the Board, the officers, FRIMCo nor Russell evaluate the investment merits of the money managers' individual security selections.

                 INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

  The investment objective and general investment policies of each Fund are described in "Investment Objectives." Types of portfolio securities that may be purchased by the Funds are described in "Fund Investment Securities." Specific investment practices that may be employed by the Funds are identified in "Other Investment Practices." The risks associated with portfolio investments by the Funds are described in those sections, as well as in "Risk Considerations." Certain terms used in these sections are described in the Glossary in this Prospectus.

SUMMARY COMPARISON OF THE FUNDS

                                    ANTICIPATED MAXIMUM
                                      EQUITY      DEBT
               FUND                  EXPOSURE   EXPOSURE          FOCUS
               ----                 ----------- --------          -----
Equity I Fund......................   65-100%       35%  Total return
Equity II Fund.....................   65-100%       35%  Maximum total return
Equity III Fund....................   65-100%       35%  Current income
Equity Q Fund......................      100%       --%  Total return
International Fund.................   65-100%       35%  Total return
Fixed Income I.....................       35%   65-100%  Diversification
Fixed Income II Fund...............       35%   65-100%  Preservation of capital
Fixed Income III Fund..............       --%      100%  Maximum total return

INVESTMENT OBJECTIVES

  Each Fund's investment objective is "fundamental," which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. Certain investment policies may also be fundamental. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its investment objective. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers believe a conservative approach is desirable, or when suitable investments are unavailable.

                                 EQUITY I FUND

  Equity I Fund's objective is to provide income and capital growth by investing principally in equity securities. Equity I Fund may invest in common and preferred stocks, convertible securities, rights and warrants.

                                EQUITY II FUND

  Equity II Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than Equity I Fund. Equity II Fund seeks to achieve its objective by investing in equity securities.

  The Fund also seeks to provide current income. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies (i.e., companies not listed in the Russell 1000(R) Index). A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies or companies characterized as "special situations." "Emerging growth-type" companies tend to reinvest most of their earnings, rather than pay significant cash dividends. "Special situation" companies are those which the money managers believe present opportunities for capital growth because of cyclical developments in the securities markets, the industry, or the issuer.

                                EQUITY III FUND

  Equity III Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation. Equity III Fund seeks to achieve its objective by investing primarily in income-producing equity securities.

  The income objective of the Fund is to exceed the yield on the S&P 500 Index. The index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that delivered by Funds such as Equity II Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.

                                 EQUITY Q FUND

  Equity Q Fund's objectives are to provide a total return greater than the total return of the US stock market (as measured by the Russell 1000(R) Index over a market cycle of four to six years), while maintaining volatility and diversification similar to the Index. Equity Q Fund seeks to achieve its objectives by investing in equity securities.

  The Fund's portfolio will be structured similarly to the Russell Index, as the Fund will maintain industry weights and economic sector weights near those of the Index. As a result, the Fund's money managers generally select stocks from the set of stocks comprising the Russell 1000(R) Index; however, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index to meet the Fund's investment objectives. The money managers anticipate that the Fund's average price/earnings ratio, yield and other fundamental characteristics will be near the averages of the Russell Index.

  The money managers of the Fund will seek to achieve the Fund's objectives by using various quantitative management techniques in selecting investments. A quantitative manager bases its investment decisions primarily on quantitative investment models. Money managers use these models to determine the investment potential of a particular portfolio security and to rank securities based upon their ability to outperform the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index. FRIMCo believes quantitative management over a market cycle should provide consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee that the Fund will have these characteristics at any one time.

  The Fund will attempt to be fully invested in common stock at all times. However, the Fund is permitted to hold up to 20% of Fund assets in liquid investments to meet redemption requests.

                              INTERNATIONAL FUND

  International Fund's objectives are to provide favorable total return and additional diversification for US investors. International Fund attempts to achieve its objectives by investing primarily in equity and fixed-income securities of foreign companies, and securities issued by foreign governments. The Fund invests primarily in equity securities of companies domiciled outside the United States. The Fund may also invest in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

  The Fund may invest in equity and debt securities denominated in foreign currencies and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                              FIXED INCOME I FUND

  Fixed Income I Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

  The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between commercial paper issuers and institutional lenders, such as the Fund.) Money managers will select investments based on fundamental economic and market factors. Money managers will evaluate potential investments by sector, maturity, quality and other criteria. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P; A or Prime-2 by Moody's; or, if unrated, judged by the money managers to be of at least equal credit quality to those designations.

                             FIXED INCOME II FUND

  Fixed Income II Fund's objectives are the preservation of capital and the generation of current income consistent with preservation of capital, by investing primarily in fixed-income securities with low-volatility characteristics.

  The Fund will invest primarily in those fixed-income securities which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years.

  Although the Fund will invest primarily in debt securities denominated in the US dollar, the money managers will actively manage the Fund's portfolio in accordance with a multi-market investment strategy. Accordingly, the money managers will allocate the Fund's investments among securities denominated in the currencies of the United States and selected foreign countries. The Fund may also invest in high-quality, foreign debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the US dollar. Money managers of the Fund will consider fundamental economic strength, credit quality and interest rate trends in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single foreign currency, and FRIMCo currently intends to limit total investments in non-US dollar securities to no more than 25% of the Fund's total assets.

  The Fund will generally invest in the foreign debt securities of countries whose governments it considers to be stable (the Fund may invest in countries considered unstable or undeveloped, provided that it believes it is able to hedge substantially the risk of a decline in the currency in which the securities are denominated). In addition to the US dollar, such currencies include (among others) the Australian Dollar, Austrian Schilling, Belgian Franc, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

  In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers. Accordingly, the Fund's portfolio will consist only of: (a) US Government securities; (b) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities; (c) obligations issued or guaranteed by supranational entities, all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, determined to be of comparable quality by the money managers; (d) investment grade corporate debt securities (or, if unrated, corporate debt securities which the money managers determine to be of equivalent quality); (e) bank instruments; and (f) commercial paper.

  The Fund intends to use interest rate swaps as a hedge and not as a speculative investment. For more information on risks, see "Risk
Considerations."

                             FIXED INCOME III FUND

  Fixed Income III Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios. Fixed Income III Fund seeks to achieve its objective by investing in fixed-income securities.

  The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes; bank instruments; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

  The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. For more information on risks, see "Risk Considerations."

FUND INVESTMENT SECURITIES

 Commercial Paper

  Fixed Income II and Fixed Income III Funds may invest in commercial paper. Commercial paper represents a debt obligation of a company which is unsecured. Fixed Income II and Fixed Income III Funds will invest in commercial paper which is rated A-1 or A-2 by S&P; Prime-1 or Prime-2 by Moody's; Fitch-1 or Fitch-2 by Fitch Investors Service, Inc.; Duff 1 or Duff 2 by Duff & Phelps, Inc.; or TBW-1 or TBW-2 by Thomson Bank Watch, Inc. Fixed Income II and Fixed Income III Funds may also invest in commercial paper which is not rated if it is issued by US or foreign companies which the money managers conclude are of high-quality and have outstanding debt securities which are rated AAA, AA or A by S&P; or Aaa, Aa or A by Moody's.

DEBT SECURITIES

  The Funds may purchase debt securities that complement their respective investment objectives. The Funds, except Fixed Income III Fund, do not invest in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Funds, other than Fixed Income III Fund, will sell securities whose ratings drop below these minimum ratings, in a prudent manner as determined by the money managers. The market value of debt securities generally varies inversely with interest rates.

EQUITY SECURITIES

  Equity I, Equity II, Equity III, Equity Q and International Funds invest primarily in equity securities. Equity I, Equity II, Equity III and Equity Q Funds may invest in common stock equivalents. The following constitute common stock equivalents: rights and warrants and convertible securities. Common stock equivalents may be converted into or provide the holder with the right to common stock. Equity I, Equity II, Equity III and Equity Q Funds may also invest in other types of equity securities, including preferred stocks.

INTEREST RATE SWAPS

  Fixed Income II and Fixed Income III Funds may enter into interest rate swaps. When a Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date.

INVESTMENT COMPANY SECURITIES

  Each Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which a Fund may otherwise invest. Each Fund may invest its cash reserves in the Trust's Money Market Fund. Because of restrictions on direct investment by US entities in certain countries, other investment companies may provide the most practical or only way for International Fund to invest in certain markets. These investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act. International Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" ("PFIC"), regardless of whether the PFIC makes distributions to the Fund. See "Taxes" in this Prospectus and in the SAI.

OTHER DEBT SECURITIES

  Fixed Income II and Fixed Income III Funds may invest in debt securities issued by supranational organizations such as:

    The World Bank -- An international bank which was chartered to finance development projects in developing member countries.

    The European Economic Community -- An organization which consists of certain European states engaged in cooperative economic activities.

    The European Coal and Steel Community -- An economic union of various European nations' steel and coal industries.

    The Asian Development Bank -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

  Fixed Income II Fund may also invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies. The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.

US GOVERNMENT OBLIGATIONS

  The Funds may invest in fixed-rate and floating or variable rate US government obligations. Certain of the obligations, including US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Short-term US government securities generally are considered to be among the safest short-term investments. However the US government does not guarantee the net asset value of the Funds' shares. With respect to US government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the US Treasury, there is no guarantee that the US government will provide support to such agencies or instrumentalities. Accordingly, such US government securities may involve risk of loss of principal and interest.

  The following table illustrates the investments that the Funds primarily invest in or are permitted to invest in:

                                                                                FIXED     FIXED     FIXED
   TYPE OF PORTFOLIO      EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL INCOME I INCOME II INCOME III
        SECURITY            FUND     FUND       FUND      FUND       FUND        FUND     FUND       FUND
   -----------------      -------- --------- ---------- -------- ------------- -------- --------- ----------
Common stocks...........      X         X         X         X           X
Common stock equivalents
 (warrants).............      X         X         X         X           X
Common stock equivalents
 (options) .............      X         X         X         X           X
Common stock equivalents
 (convertible debt
 securities) ...........      X         X         X         X
Common stock equivalents
 (depository receipts)..                                                X
Preferred stocks........      X         X         X         X           X
Equity derivative secu-
 rities.................      X         X         X         X           X
Debt securities (below
 investment grade or
 junk bonds)............                                                                               X
US government securi-
 ties...................      X         X         X         X           X          X         X         X
Municipal obligations...                                                                               X
Investment company
 securities.............      X         X         X         X           X          X         X         X
Foreign securities......                                                X                              X

OTHER INVESTMENT PRACTICES

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the principal investment practices of the Funds, each of which may involve certain special risks. The Glossary describes each of the investment techniques identified below. The SAI, under the heading "Investment Restrictions, Policies and Certain Investments," contains more detailed information about certain of these practices, including limitations designed to reduce risks.

                                                                               FIXED     FIXED     FIXED
                         EQUITY I EQUITY II EQUITY III EQUITY Q INTERNATIONAL INCOME I INCOME II INCOME III
    TYPE OF PRACTICE       FUND     FUND       FUND      FUND       FUND        FUND     FUND       FUND
    ----------------     -------- --------- ---------- -------- ------------- -------- --------- ----------
Cash reserves...........     X         X         X         X           X          X         X         X
Repurchase agreements
 (1) ...................     X         X         X         X           X          X         X         X
When-issued and forward
 commitment securities
 .......................     X         X         X         X           X          X         X         X
Reverse repurchase
 agreements ............     X         X         X         X           X          X         X         X
Lending portfolio
 securities, not to
 exceed 33 1/3% of total
 Fund assets............     X         X         X         X           X          X         X         X
Illiquid securities
 (limited to 15% of
 Fund's net assets).....     X         X         X         X           X          X         X         X
Forward currency con-
 tracts (2).............
Write (sell) call and
 put options on
 securities, securities
 indexes and foreign
 currencies (3).........     X         X         X         X           X          X         X         X
Purchase options on
 securities, securities
 indexes, and
 currencies (3).........     X         X         X         X           X          X         X         X
Interest rate futures
 contracts, stock index
 futures contracts,
 foreign currency
 contracts and options
 on futures (4) ........     X         X         X         X           X          X         X         X
Liquidity portfolio.....     X         X         X         X           X

---------------------
(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) International, Fixed Income I, Fixed Income II, and Fixed Income III Funds may not invest more than 25% of their assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 33% of the value of its net assets. Only the Fixed Income III Fund currently intends to write or purchase options on foreign currency.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.

  Investment Restrictions. If a Fund changes its investment objective or policies, you should consider whether the Fund remains right for you. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental.

RISK CONSIDERATIONS

  High Risk Bonds. Fixed Income III Fund may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Fund's money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. While this debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Fixed Income III Fund's money managers will seek to reduce the risks associated with investing in lower-rated debt securities by limiting the Fund's holding in the securities and by the depth of the managers' credit analysis. For additional information, refer to the SAI.

  Hedging and Risk Management Practices. In seeking to protect against the effect of adverse changes in financial markets or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Funds, each of the Funds may employ certain risk management practices using certain derivative securities and techniques (known as "derivatives"). Markets in some countries currently do not have instruments available for hedging transactions. To the extent that such instruments do not exist, a money manager may not be able to hedge a Fund's investment effectively in such countries. Furthermore, a Fund engages in hedging activities only when its money managers deem it to be appropriate, and does not necessarily engage in hedging transactions with respect to each investment.

  Hedging transactions involve certain risks. Although a Fund may benefit from the use of hedging positions, unanticipated changes in interest rates or securities prices may result in poorer overall performance for a Fund than if it had not entered into a hedging position. If the correlation between a hedging position and a portfolio position is not properly protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss. In addition, a Fund pays commissions and other costs in connection with such investments.

  Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

  Foreign Debt Securities. Fixed Income III Fund's portfolio may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. The Fund anticipates that no more than 25% of its net assets will be denominated in foreign currencies. The Fund will only use foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt.

  The risks associated with investing in foreign securities are heightened for investments in developing or emerging markets. For purposes of the International and Fixed Income III Funds' policy of investing in securities of issuers located in emerging markets, those Funds will consider emerging markets to be countries with developing economies and markets. These countries generally include every country in the world except the

United States, Canada, Japan, Australia and most countries located in Western Europe. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  The Fund may invest in the following types of emerging market debt--bonds; notes and debentures of emerging market governments; and debt and other fixed income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks, or by banks or other companies in emerging markets which money managers believe are suitable investments for the Fund. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

  Fixed Income III Fund may invest in bank instruments, which include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money manager when evaluating credit risk in the selection of investment for the Fixed Income III Fund.

  Variable and Floating Rate Securities. Fixed Income III Fund may invest in variable and floating rate securities. The variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index. The adjustment intervals may be regular, (i.e., daily, monthly, annually, etc.) event based, (i.e., a change in the prime rate). The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

  Borrowing. The Funds are authorized to borrow from banks to obtain cash to pay redemption requests. Currently, each Fund may borrow up to 5% of its total assets. The Board has approved, subject to approval by the shareholders of the respective Funds at the 1998 Shareholder Meeting, a proposal to revise the Funds' fundamental policy on borrowing. If approved by shareholders, this limit would be increased to up to 33 1/3% of the current value of the Funds' total assets. Please see the SAI for a more complete discussion of the Funds' permissible borrowing activities.

                        PORTFOLIO TRANSACTION POLICIES

  Money managers make decisions to buy and sell securities for the Fund assets assigned to them. FRIMCo makes determinations for any other Fund assets. The Funds do not seek to realize long-term (rather than short-term) capital gains while making portfolio investment decisions.

  Each money manager makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a money manager's services are terminated, the new money manager may significantly restructure an investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for the Funds are shown in the Financial Highlights tables in this Prospectus.

  FRIMCo and the money managers arrange for the purchase and sale of the Trust's securities and the selection of brokers and dealers (including affiliates) ("Brokers") that, in the best judgment of FRIMCo and the money managers, provide prompt and reliable execution at favorable prices and reasonable commission rates. In addition to price and commission rates, Brokers may be selected based on research, statistical or other services that they provide. The Trust may pay commission rates that exceed rates that other Brokers may have charged if the Trust concludes the commissions are reasonable in relation to the value of the brokerage and/or research services.

  The Funds may effect portfolio transactions through Frank Russell Securities, Inc. ("Russell Securities"), an affiliate of FRIMCo, when a money manager believes a Fund will receive competitive execution, price, and commissions. When these transactions are completed, Russell Securities will refund up to 70% of the commissions paid by the Fund after reimbursement for research services provided to FRIMCo. Also, the Funds may effect portfolio transactions through and pay brokerage commissions to Brokers that are affiliates of the money managers.

                          DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS

  Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed--all distributions are at the Board's discretion. Currently the Board intends to declare dividends from net investment income and net short-term capital gains (if any) according to the following schedule:

      DECLARED                        PAYABLE                            FUNDS
      --------                        -------                            -----
Quarterly...........     Mid: April, July, October and De-  Equity I, Equity II, Equity III,
                          cember                             Equity Q, Fixed Income I, Fixed
                                                             Income II and Fixed Income III
                                                             Funds
Annually................ Mid-December                       International Fund

CAPITAL GAINS DISTRIBUTIONS

  The Board annually intends to declare capital gains distributions through October 31 (excess of capital gains over capital losses), generally in mid-December. To meet certain legal requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in that month. These distributions are deemed to have been paid by a Fund and received by you on December 31 of the prior year, provided that you receive them by January 31. Capital gains realized during November and December will be distributed to you during February of the following year.

BUYING A DIVIDEND

  If you purchase shares just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called "buying a dividend." Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends.

AUTOMATIC REINVESTMENT

  Your dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the payment date to the Transfer Agent, at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                     TAXES

  Each Fund has elected and intends to continue to qualify for taxation as a regulated investment company under Subchapter M of the Code. Each Fund must distribute substantially all of its net investment income and net capital gains to shareholders and meet other requirements of the Code relating to the sources of its income and diversification of assets. Accordingly, a Fund will generally not be liable for federal income or excise taxes based on net income except to the extent its earnings are not distributed or are distributed in a manner that does not satisfy the requirements of the Code. International Fund may incur tax liability to the extent it invests in PFICs. See "Portfolio Securities" and the SAI. The Funds may be subject to nominal, if any, state and local taxes.

  For federal income tax purposes, the dividends from net investment income and any excess of net short-term capital gains over net long-term capital loss that you receive from the Funds are considered ordinary income. However, depending upon the relevant state tax rules, a portion of the dividends paid by Fixed Income I, Fixed Income II and Fixed Income III Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. 28% and 20% capital gains distributions declared by the Board are taxed at the respective capital gains rates regardless of the length of time you have held the shares. Distributions of income and capital gains are taxed in the manner described above, whether you receive them in cash or reinvest them in additional shares of the Funds. Distributions paid in excess of a Fund's earnings will be treated as a nontaxable return of capital.

  A Fund will notify you of the source of its dividends and distributions at the time they are paid. After the close of each calendar year, the Funds will advise their shareholders of the amounts of:

  . ordinary income dividends, 28% capital gains dividend, and 20% capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year;

  . dividends which qualify for the 70% dividends-received deduction available to corporations;

  . any foreign taxes assessed against International, Fixed Income I, Fixed
    Income II and Fixed Income III Funds;

  . income which is a tax preference item (if any) for alternative minimum tax purposes; and

  . the percentages of Fixed Income I, Fixed Income II and Fixed Income III
    Funds' income attributable to US government, Treasury and agency securities.

  If you are a corporate investor, a portion of the dividends from net investment income paid by Equity I, Equity II, Equity III and Equity Q Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion depends on the aggregate qualifying dividend income received by each Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. You should consult your tax adviser.

  The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on the sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  FRIMCo expects the International, Fixed Income I, Fixed Income II and Fixed Income III Funds to invest more than 50% of their total assets in foreign securities. In connection with those investments, FRIMCo intends to file specified elections with the IRS. These elections will permit shareholders to either deduct (as an itemized deduction in the case of an individual) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Fund's taxable shareholders must include their pro rata portion of the taxes withheld on their gross income for federal income tax purposes.

  Shareholders of the Funds with foreign holdings should also be aware that foreign exchange losses realized by a Fund are treated as ordinary losses for federal income tax purposes. This treatment may reduce Fund income which is available for distribution to shareholders.

  The Fixed Income I, Fixed Income II and Fixed Income III Funds may acquire zero coupon securities which were issued with original issue discount. When holding these types of securities, the Funds will have to include a portion of the original issue discount that accrues on the security for the taxable year in taxable income. This requirement is imposed even if the Funds receive no payment on the security during the year. Also, because the Funds must distribute substantially all of their net investment income annually, the Funds may be required to distribute a dividend that is greater than the total amount of cash the Funds actually received in a particular year. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities (if necessary). The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

  Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

  Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the SAI.

                            PERFORMANCE INFORMATION

  From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged. The average annual total returns for Class S Shares of the Funds are as follows:

                                 5 YEARS      10 YEARS
                       1 YEAR     ENDED        ENDED     INCEPTION TO
                       ENDED     DEC. 31,     DEC. 31,     DEC. 31,
                      DEC. 31,     1997         1997         1997     INCEPTION
                        1997   (ANNUALIZED) (ANNUALIZED) (ANNUALIZED)   DATE
                      -------- ------------ ------------ ------------ ---------
Equity I.............  32.02%     20.06%       17.76%       16.70%    10/15/81
Equity II............  28.66%     17.40%       15.98%       14.87%    12/28/81
Equity III...........  33.13%     20.54%       18.35%       17.73%    11/27/81
Equity Q.............  33.07%     21.14%       18.31%       15.40%    05/29/87
International........   0.58%     11.42%        8.65%       14.92%    01/31/83
Fixed Income I.......   9.42%      7.51%        9.12%       11.35%    10/15/81
Fixed Income II......   6.02%      5.66%        7.19%        9.28%    10/30/81
Fixed Income III.....   9.64%        --%          --%        7.65%    01/29/93

  Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged. The 30-day yields for the year ended December 1, 1997 for the Class S Shares of the Fixed Income I, Fixed Income II and Fixed Income III Funds were, respectively, 6.13%, 5.56% and 5.80.

  Each Fund may also advertise non-standardized performance information which is for periods in addition to those that are legally required by the SEC.

                       HOW NET ASSET VALUE IS DETERMINED

NET ASSET VALUE PER SHARE

  The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or redemption orders are tendered. For the Funds, a business day is one on which the NYSE is open for trading. Net asset value per share is computed for Class S Shares of a Fund by dividing the current value of the Fund's assets attributable to the Class S Shares, less liabilities attributable to the Class S Shares, by the number of Class S Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine their net asset value as of the close of the NYSE (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

  With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price, or if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

  Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

  International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.

  Money market instruments maturing within 60 days of the valuation date held by Funds are valued on the basis of "amortized cost." Under this method, a portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with the Rule. These money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

  The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.

                            HOW TO PURCHASE SHARES

  Russell Funds are generally available only through a select network of qualified Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call Russell Investor Services at
(800) RUSSEL4 (787-7354) for assistance in contacting an investment professional near you.

  Certain information noted below, including trade deadlines and payment procedures, are included for informational purposes only. Contact your Financial Intermediary for further details.

PAYING FOR SHARES

  Shares of the Funds may be purchased without a sales load on any business day the Funds are open. Purchase orders are processed at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section), and acceptance of the order. Please note the following:

  Cash, third party checks and checks drawn on credit card accounts will not be accepted.

  All purchases must be made in U.S. dollars.

  Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "Frank Russell Investment Company."

  The Funds reserve the right to reject any purchase order for any reason including, but not limited to, receiving a check which does not clear the bank or a payment which does not arrive in proper form by settlement date. An overdraft charge may also be applied.

OFFERING DATES AND TIMES

  Orders must be received by the Transfer Agent on any day when Fund shares are offered, prior to the close of the NYSE (currently 4:00 p.m. Eastern time).

ORDER AND PAYMENT PROCEDURES

  There are several ways to invest in the Funds. Purchase orders must be placed through a Financial Intermediary and can be paid for by mail or electronic funds transfer. Initial purchases require a completed and signed Application for each new account regardless of the investment method. Specific payment arrangements should be made with your Financial Intermediary.

BY MAIL

  For new accounts, please mail the completed Application to the Financial Intermediary. Payment for orders may be made by check or other negotiable bank draft and sent to the Funds' Transfer Agent. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds. Third party checks will not be accepted. Checks should be made payable to "Frank Russell Investment Company."

BY FEDERAL FUNDS WIRE

  Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company. All wires must include the investor's account registration and account number for identification. Inability to properly identify a wire transfer may prevent or delay timely settlement of an investor's purchase.

BY AUTOMATED CLEARING HOUSE ("ACH")

  An investor can make initial or subsequent investments through ACH to the Funds' Custodian, State Street Bank and Trust Company. Funds transferred by ACH may not be converted into federal funds the same day, depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted on the day received by the Funds' Custodian. In that case, the order would be placed on the next business day.

AUTOMATED INVESTMENT PROGRAM

  An investor can make regular investments (minimum $50) in Funds in an established account on a monthly, quarterly, semiannual or annual basis by automatic electronic funds transfer from a bank account. A separate transfer is required for each Fund in which shares are purchased. An investor may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program and an enrollment form.

THREE DAY SETTLEMENT PROGRAM

  The Funds will accept orders from Financial Intermediaries to purchase shares of the Funds for settlement on the third business day following the receipt of the order. These orders are paid for by a federal funds wire if the Financial Intermediary has enrolled in the program and agreed in writing to indemnify the Funds against any losses resulting from non-receipt of payment.

                              EXCHANGE PRIVILEGE

BY MAIL OR TELEPHONE

  Investors may exchange shares of any Fund they own for shares of any other Fund on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Trust through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses for other Funds, contact your Financial Intermediary.

  Exchanges may be made by mail or by telephone if the registration of the two accounts is identical. Contact your Financial Intermediary for assistance in exchanging shares. To request an exchange in writing, please follow the procedures in the "Written Instructions" section before mailing to your Financial Intermediary.

  An exchange is a redemption of shares and is treated as a sale for income tax purposes. Thus, capital gain or loss may be realized. Please consult your tax adviser for more information. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request).

IN-KIND EXCHANGE OF SECURITIES

  FRIMCo, in its capacity as investment manager of the Trust, may, at its discretion, permit you to purchase Fund shares by exchanging securities you currently own for Fund shares. Any securities exchanged must: meet the investment objective, policies and limitations of the particular Fund, have a readily ascertainable market value, be liquid and not be subject to restrictions on resale, and have market value, plus any cash, equal to at least $100,000.

  Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. This usually occurs within 15 days following the purchase by exchange. If you are a taxable investor, you will generally realize a gain or loss for federal income tax purposes on the exchange. Investors contemplating an in-kind exchange should consult their tax adviser.

  The basis of the exchange will depend upon the relative net asset value of the Fund shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

                             HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed on any business day the Funds are open at the next net asset value per share calculated after receipt of an order in proper form (defined in the "Written Instructions" section). Payment will ordinarily be made within seven days after receipt of your request in proper form. Shares recently purchased by check will not be available for liquidation for 15 days following the purchase to assure payment has been collected.

  The Funds reserve the right to reject or delay a redemption on certain legal grounds or to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

REDEMPTION DATES AND TIMES

  Redemption requests must be placed by a Financial Intermediary and received by the Transfer Agent prior to the close of the NYSE (currently 4:00 p.m. Eastern time). Requests can be made by mail or telephone on any day when Fund shares are offered, or through the Systematic Withdrawal Program.

BY MAIL OR TELEPHONE

  Shareholders may redeem shares by calling or writing to their Financial Intermediary. Written requests to sell shares are in proper form when the instructions are signed by all registered owners, with a signature guarantee if necessary.

SYSTEMATIC WITHDRAWAL PROGRAM

  The systematic withdrawal program allows you to redeem your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please complete the proper section of the account application and indicate how you would like to receive your payments. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your shares under a systematic withdrawal program, it is a taxable transaction.

  You may choose to have the payments mailed to you or directed to your bank account by an ACH transfer. You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

                        PAYMENT OF REDEMPTION PROCEEDS

BY CHECK

  A check for the redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a redemption request in proper form.

BY WIRE

  If you have established the electronic redemption option, your redemption proceeds can be wired to your predesignated bank account on the next bank business day after receipt of your redemption request by the Transfer Agent. Wire transfers may be charged a fee to cover the cost of the wire (for redemptions less than $1,000) and your bank may charge an additional fee to receive the wire. Wire transfers can be sent to domestic commercial banks which are members of the Federal Reserve System.

                             WRITTEN INSTRUCTIONS

PROPER FORM: Written instructions must include:

  A description of the request
  The name of the Fund(s)
  The class of shares, if applicable
  The account number(s)
  The amount of money or number of shares being purchased, exchanged, transferred or redeemed
  The name(s) on the account(s)
  The signature(s) of all registered account owners
  For exchanges, the name of the Fund you are exchanging into Your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

  ACCOUNT TYPE              REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------
  Individual, Joint         Written instructions must be signed by each
  Tenants, Tenants in       shareholder, exactly as the names appear in the
  Common                    account registration.
--------------------------------------------------------------------------------
  UGMA or UTMA (custodial   Written instructions must be signed by the custodian
  accounts for minors)      in his/her capacity as it appears in the account
                            registration.
--------------------------------------------------------------------------------
  Corporation, Association  Written instructions must be signed by authorized person(s), stating his/her capacity as indicated by
                            the corporate resolution to act on the account.
                            A copy of the corporate resolution, certified within
                            the past 90 days, authorizing the signer to act.
--------------------------------------------------------------------------------
  Estate, Trust, Pension,   Written instructions must be signed by all trustees.
  Profit Sharing Plan       If the name of the trustee(s) does not appear in the
                            account registration, please provide a copy of the
                            trust document certified within the last 60 days.
--------------------------------------------------------------------------------
  Joint tenancy             Written instructions must by signed by the surviving
  shareholders whose        tenant(s). A certified copy of the death certificate
  co-tenants are deceased   must accompany the request.


SIGNATURE GUARANTEE

  The Funds reserve the right to require a signature guarantee under certain circumstances. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. Call your financial institution to see if it has the ability to guarantee a signature. A notary public cannot provide a signature guarantee.

                               ACCOUNT POLICIES

THIRD PARTY TRANSACTIONS

  Investors purchasing Fund shares through a program of services offered by a Financial Intermediary may be required to pay additional fees. Investors should contact their Financial Intermediary for information concerning what additional fees, if any, may be charged.

REDEMPTION IN-KIND

  A Fund may pay for any portion of the redemption amount in excess of $250,000 by a distribution in-kind of securities from the Fund's portfolio, instead of in cash. Investors will incur brokerage charges on the sale of these portfolio securities.

                            ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

  Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal distributor for Trust shares. The Distributor receives no compensation from the Trust for its services with respect to Class S Shares.

  State Street Bank and Trust Company ("Custodian"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. The Custodian may deposit securities in securities depositories or use subcustodians. The Custodian has no responsibility for the supervision and management of the Funds.

  Coopers & Lybrand L.L.P. ("Coopers"), Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.

YEAR 2000

  The services provided to the Trust and the shareholders by FRIMCo, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact of handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Trust, FRIMCo, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event. The obligation to make such adaptations, if any, would be the responsibility of the service provider that maintains the system. Therefore, the Trust does not expect to incur any material expense in that regard.

ORGANIZATION, CAPITALIZATION, AND VOTING

  The Trust is organized and operates as a Massachusetts business trust. Russell has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.

  The Trust issues shares of beneficial interest which can be divided into an unlimited number of funds. Each Fund is a separate trust under Massachusetts law. Each Fund's shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote. There are no cumulative voting rights. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Special meetings may be called by the Trustees at their discretion, but must be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares. On any matter which affects only a particular Fund or class, only shares of that Fund or class are entitled to vote.

  The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and a Trustee may be removed by the Trustees or by shareholders at a special meeting.

  At March 31, 1998, the following shareholders may be deemed by the 1940 Act to "control" the Funds listed after their names because they own more than 25% of the voting shares of the Funds: First Trust, N.A.--Equity Q, International and Fixed Income III Funds.

                            MONEY MANAGER PROFILES

  The money managers identified below have no other affiliations with the Funds, FRIMCo or with Russell. Each money manager has been in business for at least three years and is principally engaged in managing institutional investment accounts. These money managers may also serve as managers or advisers to other Funds in the Trust, or to other clients of Russell, including its wholly owned subsidiary, Frank Russell Trust Company.

                                 EQUITY I FUND

  Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.

  Barclays Global Fund Advisors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

  INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 500, Atlanta, GA 30309, is a corporation whose indirect parent is AMVESCO, PLC, a London-based financial services holding company.

  Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

  Morgan Stanley Asset Management, Inc., 1221 Avenue of the Americas, New York, NY 10020, is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held corporation.

  Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree Street N.E., Atlanta, GA 30308 Peachtree is a unit of the Smith Barney Asset Management division of Smith Barney Mutual Funds Management Inc., which is a wholly owned subsidiary of Travelers Group Inc.

  Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is an SEC registered investment adviser owned by Arnold Schneider. In response to an action brought by partners of Wellington Management Company LLP ("Wellington") on December 13, 1996 to enforce a non-compete provision of its partnership agreement, a judge of the Middlesex County Superior Court in the Commonwealth of Massachusetts issued an order on February 17, 1998 enjoining Mr. Schneider from providing investment advisory services to certain former clients of Wellington. Though not a party to that litigation, the Trust would have been affected by that order. On April 7, 1998 the Trust joined a suit brought by its investment manager and certain other persons in the United States District Court for the Eastern District of Pennsylvania. On April 13, 1998, that Court issued a preliminary injunction restraining Wellington from enforcing the non-compete provision in its partnership agreement against Mr. Schneider.

  Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                                EQUITY II FUND

  Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

  Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

  GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and an SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

  Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

  Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

  Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.

                                EQUITY III FUND

  Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201
N. Walnut Street, Wilmington, DE 19801, is a wholly owned subsidiary of Legg Mason, Inc.

  Equinox Capital Management, Inc., See: Equity I Fund.

  Trinity Investment Management Corporation, See: Equity I Fund.

                                 EQUITY Q FUND

  Barclays Global Fund Advisors, See: Equity I Fund.

  Franklin Portfolio Associates LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

  J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                              INTERNATIONAL FUND

  J.P. Morgan Investment Management, Inc., See: Equity Q Fund.

  Marathon Asset Management Limited, Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

  Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, is a Washington limited liability corporation that is controlled by the following founding members: Thomas M. Garr, Robert L. Gernstetter, Joseph
P. Jordan, Arthur M. Tyson and Theodore J. Tyson.

  Oechsle International Advisors, One International Place, 23rd Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

  Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates,

Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed: 51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc. is publicly traded with a substantial percentage of such stock owned by the company's active management.

  Sanford C. Bernstein & Co., Inc., 767 Fifth Avenue, New York, NY 10153, is a registered investment adviser. Founded in 1967, Bernstein is controlled by its Board of Directors, which consists of the following individuals: Andrew S. Adelson, Zalman C. Bernstein, Kevin R. Rine, Charles C. Cahn, Jr., Marilyn Goldstein Fedak, Michael L. Goldstein, Roger Hertog, Lewis A. Sanders and Francis H. Trainer, Jr.

  The Boston Company Asset Management, Inc., One Boston Place, 14th Floor Boston, MA 02108-4402, is 100% owned by Mellon Bank Corporation, a publicly held corporation.

                              FIXED INCOME I FUND

  Lincoln Capital Management Company, See: Equity I Fund.

  Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO managing directors.

  Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                             FIXED INCOME II FUND

  BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154, is a wholly-owned indirect subsidiary of PNC Bank.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  STW Fixed Income Management Ltd., Trinity Hall, 43 Cedar Avenue, Hamilton HM KX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                             FIXED INCOME III FUND

  BEA Associates, One Citicorp Center, 153 East 53rd Street, 58th Floor, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

  Pacific Investment Management Company, See: Fixed Income I Fund.

  Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                                   GLOSSARY

  Agreements -- Asset Management Services Agreements, which are between FRIMCo and institutional investors and Financial Intermediaries.

  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs").

  Board -- The Board of Trustees of the Trust.

  Cash reserves -- The Funds may invest their cash reserves (i.e., funds awaiting investment) in money market instruments and in debt securities of comparable quality to each Fund's permitted investments. As an alternative to a Fund directly investing in money market instruments, the Funds and their money managers may elect to invest the Funds' cash reserves in the Trust's Money Market Fund. To prevent duplication of fees, FRIMCo waives its management fee on that portion of a Fund's assets invested in the Trust's Money Market Fund.

  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Covered put option -- A put option is "covered" if the Fund has collateral assets with a value not less than the exercise price of the option or holds a put option on the underlying security.

  Custodian -- State Street Bank and Trust Company, the Trust's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor -- Russell Fund Distributors, Inc., the organization that sells the shares of the Fund under a contract with the Trust.

  Eligible Investors -- Institutional investors and Financial Intermediaries that invest in the Funds for their own accounts or in a fiduciary or agency capacity, and that have entered into an Agreement with FRIMCo, and institutions or individuals who have acquired Fund shares through institutions or Financial Intermediaries.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.

  Financial Intermediary -- Bank trust departments, registered investment advisers, broker-dealers and other Eligible Investors that have entered into Service Agreements with FRIMCo.

  FNMA -- Federal National Mortgage Association.

  Forward Commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. International, Fixed Income I, Fixed Income II, and Fixed Income III Funds generally do not enter into forward contracts with terms greater than one year, and typically enters into forward contracts only under two circumstances. First, if the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if a Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, a Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. International, Fixed Income I, Fixed Income II and Fixed Income III Funds will not enter into a forward contract if, as a result, they would have more than one-third of their assets committed to such contracts (unless they own the currency that they are obligated to deliver or have caused the Custodian to segregate segregable assets having a value sufficient to cover their obligations). Although forward contracts are used primarily to protect International, Fixed Income I, Fixed Income II, and Fixed Income III Funds from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

  FRIMCo -- Frank Russell Investment Management Company, the Trust's administrator, manager and transfer and dividend paying agent.

  Funds -- The 28 investment series of the Trust. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions. Eight Funds are described in and offered by this Prospectus.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.

  GNMA -- Government National Mortgage Association.

  Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  IRS -- Internal Revenue Service.

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below the respective percentages set forth above. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of Equity I, Equity II, Equity III, Equity Q and International Funds' assets assigned to a liquidity portfolio. The liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Money Market Funds -- Money Market, US Government Money Market and Tax-Free Money Market Funds, each a Portfolio of the Trust. Each Money Market Fund seeks to maintain a stable net asset value of $1 per share.

  Moody's -- Moody's Investors Service, Inc., an NRSRO.

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  NASD -- National Association of Securities Dealers, Inc.

  Net asset value (NAV) -- The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

  NYSE -- New York Stock Exchange.

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  PFIC -- A passive foreign investment company. International Fund may purchase interests in an issuer that is considered a PFIC under the Code.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers.

  Repurchase agreements -- Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- Each Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.

  The Rule -- Rule 2a-7 under the 1940 Act, which governs the operations of the Money Market Funds.

  Russell 1000(R) Index -- The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Equity Q Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

  Russell -- Frank Russell Company, consultant to the Trust and to the Funds.

  S&P -- Standard & Poor's Ratings Group, an NRSRO.

  S&P 500 -- Standard & Poor's 500 Composite Price Index.

  SAI -- The Trust's Statement of Additional Information, dated as noted on the first page of this Prospectus.

  SEC -- US Securities and Exchange Commission.

  Shares -- The Class S Shares in the Funds described in this prospectus. Each Class S Share of a Fund represents a share of beneficial interest in the Fund.

  Transfer Agent -- FRIMCo, in its capacity as the Trust's transfer and dividend paying agent.

  Trust -- Frank Russell Investment Company, an open-end management investment company which is registered with the SEC.

  US -- United States.

  US government securities -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

  Variable rate obligations -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of the Trust and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (253) 627-7001

                                 MONEY MANAGERS

EQUITY I FUND                             FIXED INCOME II FUND
Alliance Capital Management L.P.          BlackRock Financial Management
Barclays Global Fund Advisors             Standish, Ayer & Wood, Inc.
Equinox Capital Management, Inc.          STW Fixed Income Management Ltd.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company        FIXED INCOME III FUND
Morgan Stanley Asset Management, Inc.     BEA Associates
Peachtree Asset Management                Pacific Investment Management
Schneider Capital Management              Company
Suffolk Capital Management, Inc.          Standish, Ayer & Wood, Inc.
Trinity Investment Management Corporation
                                          MANAGER, TRANSFER AND DIVIDEND
EQUITY II FUND                            PAYING AGENT
Delphi Management, Inc.                   Frank Russell Investment Management
Fiduciary International, Inc.             Company
GlobeFlex Capital, L.P.                   909 A Street
Jacobs Levy Equity Management, Inc.       Tacoma, Washington 98402
Sirach Capital Management, Inc.
Wellington Management Company LLP
                                          CONSULTANT
EQUITY III FUND                           Frank Russell Company
Brandywine Asset Management, Inc.         909 A Street
Equinox Capital Management, Inc.          Tacoma, Washington 98402
Trinity Investment Management Corporation
                                          DISTRIBUTOR
EQUITY Q FUND                             Russell Fund Distributors, Inc.
Barclays Global Fund Advisors             909 A Street
Franklin Portfolio Associates LLC         Tacoma, Washington 98402
J.P. Morgan Investment Management, Inc.
                                          INDEPENDENT ACCOUNTANTS
INTERNATIONAL FUND                        Coopers & Lybrand L.L.P.
J.P. Morgan Investment Management, Inc.   One Post Office Square
Marathon Asset Management Limited         Boston, MA 02109
Mastholm Asset Management, LLC
Oechsle International Advisors            LEGAL COUNSEL
Rowe Price-Fleming International, Inc.    Stradley, Ronon, Stevens & Young,
Sanford C. Bernstein & Co., Inc.          LLP
The Boston Company Asset Management, Inc. 2600 One Commerce Square
                                          Philadelphia, PA 19103-7098

FIXED INCOME I FUND
Lincoln Capital Management Company        OFFICE OF SHAREHOLDER INQUIRIES
Pacific Investment Management Company     909 A Street
Standish, Ayer & Wood, Inc.               Tacoma, Washington 98402
                                          (800) 787-7354
                                          (800) RUSSEL4
                                          In Washington (253) 627-7001

                                                              EXHIBIT C(1)

     For your convenience, this annual report has been condensed to include only the Fixed Income II Fund. Please disregard any reference to other Frank Russell Investment Company Funds not relevant to the proposed plan of re-organization.

                       FRANK RUSSELL INVESTMENT COMPANY

                             FIXED INCOME II FUND

                                 ANNUAL REPORT

                               DECEMBER 31, 1997

                               TABLE OF CONTENTS

                                                                          Page
     Portfolio Management Discussion.................................... C(1)-2
     Financial Statements............................................... C(1)-4
     Notes to Financial Statements...................................... C(1)-13
     Report of Independent Accountants.................................. C(1)-17
     Manager, Money Managers and Service Providers...................... C(1)-18


FRANK RUSSELL INVESTMENT COMPANY--FIXED INCOME II FUND
Copyright (C) Frank Russell Company 1998. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance as of April 1, 1995 is reported gross of investment advisory fees. For periods thereafter, performance and yields are reported net of investment advisory fees but gross of investment services fees, descriptions of which can be obtained from the investment advisor. Investment services fees and other account expenses will reduce performance (e.g., an investment services fee of 0.2% of average managed assets will reduce a 10.0% annual return to 9.8%). The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

                                    C(1)-1

FIXED INCOME II FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1997 (Unaudited)

OBJECTIVE: To preserve capital and generate current income consistent with the preservation of capital.

INVESTS IN: Fixed-income securities with low-volatility characteristics.

STRATEGY: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk relative to other short-term bond investments. The Fund employed the investment management services of three managers using three approaches to investment in short-term fixed income securities.

                          [LINE GRAPH APPEARS HERE]

              Volatility                         Lipper(C)
Dates         Fixed II         ML 1-2.99**         Short
-----         -----------      -----------       ---------
   *            $10,000          $10,000          $10,000
1988            $10,820          $10,622          $10,687
1989            $12,009          $11,777          $11,768
1990            $13,175          $12,922          $12,719
1991            $14,796          $14,431          $14,231
1992            $15,202          $15,341          $15,042
1993            $16,264          $16,171          $15,968
1994            $16,397          $16,263          $15,910
1995            $18,028          $18,052          $17,620
1996            $18,886          $18,950          $18,405
1997            $20,023          $20,212          $19,529
               --------         --------         --------
     Total     $165,600         $164,741         $161,879
               ========         ========         ========

Fixed Income II Fund

                              PERIODS ENDED         GROWTH OF             TOTAL
                                12/31/97             $10,000              RETURN
                              -------------         ---------             ------
                              1 Year                 $10,602              6.02%
                              5 Years                $13,171              5.66%(S)
                              10 Years               $20,023              7.19%(S)


Merrill Lynch 1-2.99 Years Treasury Index

                              PERIODS ENDED         GROWTH OF             TOTAL
                                12/31/97             $10,000              RETURN
                              -------------         ---------             ------
                              1 Year                 $10,666              6.66%
                              5 Years                $13,175              5.67%(S)
                              10 Years               $20,212              7.29%(S)


Lipper(C) Short Investment Grade Debt Funds Benchmark

                              PERIODS ENDED         GROWTH OF             TOTAL
                                12/31/97             $10,000              RETURN
                              -------------         ---------             ------
                              1 Year                 $10,611              6.11%
                              5 Years                $12,983              5.36%(S)
                              10 Years               $19,529              6.92%(S)

*   Assumes initial investment on January 1, 1988
** Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.
++ Prior to April 1, 1995, fund performance results are reported gross of investment management fees. For the period following April 1, 1995, fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the fund's managers upon request.
+++ Lipper(C)+Short (1-5 Yr.) Investment Grade Debt Funds Benchmark is the average total return for the universe of funds within the Short Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates. This type of fund which invests at least 65% of assets in investment grade debt issues (rated in top four grades) with average maturities of five years or less.
(S) Annualized.

                                    C(1)-2

FIXED INCOME II FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1997 (Unaudited)

PERFORMANCE REVIEW

For the year ended December 31, 1997, the Fixed Income II Fund reflected a total return of 6.0%, as compared to the Merrill Lynch 1-2.99 Years Treasury Index which rose 6.7%. The Fund modestly underperformed the Index as the managers in the Fund maintained conservative duration positions throughout most of the year due to concerns over Fed intervention. Weak returns from corporate bonds late in the year, as the market's flight to defensive sectors favored treasuries, also contributed to the Fund's modest underperformance.

PORTFOLIO HIGHLIGHTS

Indications of the US economy's ability to sustain strong growth without inflation benefited bonds increasingly throughout 1997. However, two factors diminished the attractiveness of short-term bonds for much of the year. The first proved to be the Federal Reserve Board which threatened to increase rates during much of the year, but acted only once, late in the first quarter, when it increased the Fed Funds rate 1/4%. The second threat was directly attributable to the problems facing Asian economies during the last four months of the year. As major holders of short-term US treasuries, it was feared that Korean and Japanese investors would be forced to redeem their investments to support weakened businesses in their own countries. Although some withdrawals appeared to occur late in the year, fears of massive selling of T-bills were not realized.

The Fund was impacted by these factors in several ways. The Fed's inflammatory comments about the economy's strength and inflation risk kept the Fund's investment managers conservatively positioned in terms of portfolio duration during the first half of the year. The market's flight to quality sectors of the market in reaction to Asia's problems later in the year favored US treasuries. Other sectors were negatively impacted, particularly where credit weakness was perceived. Lower quality corporate issues lagged as yield spreads widened. Credit-sensitive asset- and mortgage-backed securities holdings were also underperformers in the fourth quarter. The Fund was able to offset some of these influences. The bond managers captured some value by extending portfolio duration in the third quarter as economic fundamentals stabilized and the Fed became less of a factor.

 TOP TEN ISSUERS

  (as a percent of Total         December 31,
  Investments)                       1997
  United States Treasury             15.9%
  World Omni Automobile Lease         3.3
  Barnett Auto Trust                  3.3
  Sears Credit Account Master
   Trust                              3.1
  Olympic Automobile Receiv-
   ables Trust                        2.5
  General Electric Capital Cor-
   poration                           2.4
  Associates Corp. North Amer-
   ica                                2.4
  Sears Roebuck Acceptance            2.4
  First Chicago Master Trust          2.2
  PNC Student Loan Trust              2.2

 PORTFOLIO CHARACTERISTICS

                                 December 31,
                                     1997
  Weighted Average Quality Di-
   versification                        AA1
  Weighted Average Years-to-Ma-
   turity                         2.7 Years
  Weighted Average Duration       1.6 Years
  Current Yield (SEC 30-day
   standardized)                        5.6%
  Number of Issues                      157
  Number of Issuers                     118

 MONEY MANAGERS

                                 STYLES
  BlackRock
   Financial
   Management       Mortgage/Asset-Backed Specialist
  STW Fixed Income
   Management,
   Inc.                         Sector Rotation Core
  Standish, Ayer &
   Wood,
   Inc.                         Corporate Specialist

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.




                                    C(1)-3

FIXED INCOME II FUND

STATEMENT OF NET ASSETS

December 31, 1997

                                                         PRINCIPAL   MARKET
                                                          AMOUNT     VALUE
                                                           (000)     (000)
                                                         --------- ----------

LONG-TERM INVESTMENTS - 92.1%
ASSET-BACKED SECURITIES - 35.6%
Advanta Home Equity Loan Trust
 Series 1994-1 Class A-2
  6.300% due 07/25/25                                     $    39  $       38
AFC Home Equity Loan Trust
 Series 1993-2 Class A
  6.000% due 01/20/13                                         386         379
AFC Mortgage Loan Trust
 Series 1996-3 Class 1A2
  7.220% due 12/25/27                                         350         350
Associates Manufactured Housing
 Pass-thru Certificate
 Series 1996-1 Class A3
  7.000% due 03/15/27                                         850         862
Banc One Auto Grantor Trust
 Series 1997-A Class A
  6.270% due 11/20/03                                       3,703       3,712
Barnett Auto Trust
 Series 1997-A Class A3
  6.030% due 11/15/01                                       7,500       7,495
Chase Credit Card Master Trust
 Series 1997-2 Class A
  6.300% due 04/15/03                                       4,479       4,514
Chase Manhattan Grantor Trust
 Series 1996-B Class A
  6.610% due 09/15/02                                       1,204       1,211
Chevy Chase Auto Receivables Trust
 Series 1996-2 Class A
  5.900% due 07/15/03                                         970         967
 Series 1997-2 Class A
  6.350% due 01/15/04                                         842         845
 Series 1997-3 Class A
  6.200% due 03/20/04 (c)                                     653         654
Contimortgage Home Equity Loan Trust Pass-thru Certifi-
 cate
 Series 1997-4 Class A2
  6.270% due 02/15/12                                         500         499
EQCC Home Equity Loan Trust
 Series 1993-4 Class A
  5.725% due 12/15/08                                          40          40
 Series 1994-1 Class A
  5.800% due 03/15/09                                         316         313
Equivantage Home Equity Loan Trust
 Series 1996-1 Class A
  6.550% due 10/25/25                                         729         732
First Chicago Master Trust II
 Credit Card Certificates
 Series 1994-L
  7.150% due 04/15/01                                       4,500       4,580

                                                  PRINCIPAL   MARKET
                                                   AMOUNT     VALUE
                                                    (000)     (000)
                                                  --------- ----------

First Omni Credit Card Master Trust
 Series 1996-A Class A
  6.650% due 09/15/03                              $   930  $      945
First Security Auto Grantor Trust
 Series 1997-A Class A
  6.300% due 08/15/03                                  998       1,000
Ford Credit Auto Lease Trust
 Series 1996-1 Class A2
  5.800% due 05/15/99                                1,168       1,167
Green Tree Financial Corp.
 Series 1996-6 Class A4
  7.050% due 09/15/27                                  500         507
 Series 1997-3 Class A2
  6.490% due 07/15/28                                  750         752
Green Tree Securitized Net Interest Margin Trust
 Series 1994-A Class A
  6.900% due 02/15/04                                  528         533
 Series 1995-A Class A
  7.250% due 07/15/05                                  413         414
Honda Auto Receivables Grantor Trust
 Series 1995-A Class A
  6.200% due 12/15/00                                  346         346
 Series 1997-B Class A
  5.950% due 05/15/03                                1,200       1,198
IMC Home Equity Loan Trust
 Series 1997-5 Class A1
  6.510% due 02/20/06 (c)                              765         765
Nationsbank Auto Owner Trust
 Series 1996-A Class A3
  6.375% due 07/15/00                                2,750       2,756
Nationsbank Credit Card Master Trust
 Series 1995-1 Class A
  6.450% due 04/15/03                                3,850       3,887
Newcourt Receivables Asset Trust
 Series 1996-2 Class A
  6.870% due 06/20/04                                  208         212
Nissan Auto Recievables Grantor Trust
 Series 1997-1 Class A
  6.150% due 02/17/03                                  372         373
Olympic Automobile Receivables
 Series 1996-B Class A4
  6.700% due 03/15/02                                1,000       1,009
 Series 1996-D Class CTFS
  6.125% due 11/15/04                                3,759       3,749
 Series 1997-A Class A2
  6.125% due 01/01/99                                  902         903
PNC Student Loan Trust I
 Series 1997-2 Class A3
  6.314% due 01/25/01                                5,000       5,041

                                     C(1)-4

FIXED INCOME II FUND

December 31, 1997

                                                  PRINCIPAL   MARKET
                                                   AMOUNT     VALUE
                                                    (000)     (000)
                                                  --------- ----------

Premier Auto Trust
 Series 1997-3 Class A4
  6.200% due 01/06/01                              $ 5,000  $    5,011
Remodelers Home Improvement Loan
 Series 1995-3 Class A2
  6.800% due 12/20/07                                  558         558
Sears Credit Account Master Trust II
 Series 1995-3 Class A
  7.000% due 10/15/04                                  900         919
 Series 1995-4 Class A
  6.250% due 01/15/03                                4,000       4,004
 Series 1996-2 Class A
  6.500% due 10/15/03                                1,500       1,510
 Series 1997-1 Class A
  6.200% due 07/16/07                                  500         500
SMS Student Loan Trust
 Series 1997-A Class A
  6.030% due 10/27/25 (c)                              500         505
SPNB Home Equity Loan
 Series 1991-1 Class B
  8.150% due 06/15/20                                  336         340
Student Loan Marketing Association
 Series 1997-3 Class CTFS
  6.259% due 08/25/12 (c)                              500         494
The Money Store Home Equity Loan Trust
 Series 1993-D Class A1
  5.675% due 12/15/08                                  389         383
 Series 1996-B Class A3
  6.820% due 03/15/10                                  124         125
TLFC IV Equipment Lease Trust
 Series 1996-1 Class A
  5.980% due 11/20/02                                  361         360
TMS Small Business Administration Loan Trust
 Series 1997-1 Class A
  6.240% due 01/15/25 (c)                              995         993
 Series 1997-1 Class B
  6.719% due 01/15/25 (c)                              497         495
UCFC Home Equity Loan Trust
 Series 1996-D1 Class A3
  6.541% due 11/15/13                                  675         677
WFS Financial Owner Trust
 Series 1996-D Class A3
  6.050% due 07/20/01 (c)                            4,500       4,508
World Omni Automobile Lease Securitization Trust
 Series 1996-B Class A3
  6.250% due 11/15/02                                1,098       1,099
 Series 1996-B Class B
  6.850% due 11/15/02 (c)                              350         352

                                                  PRINCIPAL   MARKET
                                                   AMOUNT     VALUE
                                                    (000)     (000)
                                                  --------- ----------

World Omni Automobile Lease Securitization Trust
 Series 1997-A Class A2
  6.750% due 06/25/03 (c)                          $ 5,500  $    5,549
 Series 1997-A Class A4
  6.900% due 06/25/03                                  500         508
                                                            ----------
                                                                81,638
                                                            ----------
CORPORATE BONDS AND NOTES - 25.0%
Ahmanson (H.F.)
  9.875% due 11/15/99                                  875         930
Aristar Inc.
  6.125% due 12/01/00                                  725         722
Associates Corp North America
  6.375% due 08/15/00                                5,500       5,531
Banponce Corp. (MTN)
 Series 2
  5.750% due 03/01/99                                2,075       2,063
Bear Stearns Co., Inc.
  7.625% due 09/15/99                                1,125       1,151
Chase Manhattan Corp.
  10.125% due 11/01/00                                 259         285
Chrysler Financial Corp. Series P (MTN)
  6.230% due 07/17/98                                  500         501
CIT Group Holdings, Inc. (MTN)
  6.125% due 12/15/00                                5,000       4,987
Cox Enterprises, Inc.
  6.250% due 08/26/99                                1,400       1,400
Crescent Real Estate Equities
  6.625% due 09/15/02                                  750         749
Enterprise Rent-A-Car USA Finance Co. (MTN)
  7.875% due 03/15/98                                1,100       1,104
ERP Operating, L.P.
  8.500% due 05/15/99                                1,050       1,079
Finova Capital Corp.
  6.450% due 06/01/00                                  400         401
First Chicago Corp.
  9.000% due 06/15/99                                  500         519
First Union Corp.
  6.750% due 01/15/98                                  750         750
  6.600% due 06/15/00                                1,000       1,008
Franchise Finance Corp.
  7.000% due 11/30/00                                1,000       1,010
General Electric Capital Corporation (MTN)
  6.120% due 08/15/00                                5,500       5,545
General Motors Acceptance Corp.
  7.012% due 04/01/20 (c)                              988         999

                                     C(1)-5

FIXED INCOME II FUND

December 31, 1997

                                            PRINCIPAL   MARKET
                                             AMOUNT     VALUE
                                              (000)     (000)
                                            --------- ----------

General Motors Acceptance Corp. (MTN)
  7.500% due 07/22/99                        $   925  $      944
  7.465% due 07/25/19                          1,438       1,448
Heller Financial, Inc. (MTN)
  5.928% due 03/01/99 (c)                      1,000       1,003
Hertz Corp.
  6.500% due 04/01/00                            450         453
Homeside Lending, Inc. (MTN)
  6.875% due 06/30/02                          2,000       2,037
ITT Corp.
  6.250% due 11/15/00                          1,075       1,057
JC Penney & Co., Inc. (MTN)
  6.375% due 09/15/00                          1,125       1,134
Lehman Brothers Holdings, Inc. (MTN)
 Series E
  7.110% due 09/27/99                          1,500       1,524
 Series IBC
  7.000% due 05/13/99                            800         810
MBNA Corp. (MTN)
 Series B
  6.500% due 09/15/00                          1,000       1,010
Merrill Lynch & Co., Inc. (MTN)
  7.260% due 03/25/02 (c)                      1,425       1,457
Midlantic Corp.
  9.250% due 09/01/99                            375         392
Occidental Petroleum Corp. (MTN)
  5.950% due 11/09/98                            950         948
Salomon, Inc.
  7.750% due 05/15/00                          1,000       1,032
  6.700% due 07/05/00                            500         505
Salomon, Inc. (MTN)
  5.718% due 04/05/99 (c)                      1,100       1,100
Sears Roebuck Acceptance (MTN)
  6.160% due 09/20/00                          5,500       5,501
Sovereign Bancorp, Inc. (Regd)
  6.750% due 07/01/00                            750         755
Taubman Realty Group, L.P.
  8.000% due 06/15/99                            250         256
USF&G Corp.
  7.000% due 05/15/98                          1,975       1,982
Wellsford Residential Property Trust (MTN)
  6.195% due 11/24/99 (c)                      1,300       1,302
                                                      ----------
                                                          57,384
                                                      ----------
EURODOLLAR BONDS - 2.3%
ALPS Pass-thru Trust
 Series 1994-1 Class A2
  7.150% due 09/15/04 (c)                        280         281

                                        PRINCIPAL   MARKET
                                         AMOUNT     VALUE
                                          (000)     (000)
                                        --------- ----------

Chase Manhattan Corp.
  6.062% due 12/05/09 (c)                $   200  $      195
Export-Import Bank of Korea
  7.125% due 09/20/01                        300         249
Procter & Gamble
  9.625% due 01/14/01                      3,020       3,271
Videotron Holdings PLC Step Up Bond
  Zero Coupon due 07/01/04                 1,375       1,310
                                                  ----------
                                                       5,306
                                                  ----------
MORTGAGE-BACKED SECURITIES - 11.6%
Bear Stearns Mortgage Securities, Inc.
 Series 1996-6 Class A2
  7.000% due 11/25/27                        925         923
BKD Commercial Mortgage Trust
 Series 1997-C1 Class B
  7.218% due 04/25/00 (c)                    850         851
Citicorp Mortgage Securities, Inc.
 REMIC Series 1997-5 Class A1
  6.500% due 11/25/27                        650         652
CMC Securities Corp. II
 Series 1993-2G Class A1
  7.194% due 11/25/23 (c)                    885         898
Countrywide Home Loans
 Series 1997-6 Class A1
  6.750% due 11/25/27                        675         679
Federal Home Loan Mortgage Corp. Groups
 Participation Certificate
  7.500% due 2000                            657         663
  7.500% due 2002                            150         152
  9.000% due 2005                            192         200
  7.375% due 2006 (c)                        174         179
  6.250% due 2007                            101         100
  7.500% due 2007                            276         281
  8.500% due 2017                            622         648
Federal Home Loan Mortgage Corp.
 Series 1714 Class E
  6.250% due 09/15/18                        650         651
Federal National Mortgage
 Association Pools
  8.500% due 2001                            450         469
  7.000% due 2004                            833         844
  8.500% due 2008                            115         118
  7.500% due 2009                            593         607
  8.000% due 2009                            896         932
  8.500% due 2010                            790         824

                                     C(1)-6

FIXED INCOME II FUND

December 31, 1997


                                                           PRINCIPAL   MARKET
                                                            AMOUNT     VALUE
                                                             (000)     (000)
                                                           --------- ----------

Federal National Mortgage Association Grantor Trust
 REMIC Series 1996-T6 Class C
  6.200% due 02/26/01                                       $ 1,332  $    1,324
GE Capital Mortgage Services, Inc.
 REMIC Series 1997-9 Class 1A2
  6.750% due 10/25/27                                         1,125       1,131
Government National Mortgage
 Association Pools
  9.500% due 2025                                               567         615
  7.250% due 2026                                             1,328       1,359
Merrill Lynch Credit Corp. Mortgage Investors Inc.
 Series 1996-B Class A
  6.150% due 07/15/21 (c)                                       789         806
Prudential Home Mortgage Securities
 Series 1994-19 Class A2
  7.050% due 05/25/24                                           636         640
Residential Accredited Loans, Inc.
 Series 1997-QS7 Class A1
  7.500% due 07/25/27                                           505         510
Residential Asset Securitization Trust Mortgage Pass-thru
 Certificates
 Series 1996-A8 Class A1
  8.000% due 12/25/26                                           594         601
 Series 1997-A1 Class A
  7.000% due 03/25/27                                           665         667
 Series 1997-A5 Class A3
  7.125% due 07/25/27                                         1,277       1,284
 Series 1997-A9 Class A1
  7.250% due 11/25/27                                         1,226       1,236
Residential Funding Mortgage Securities   I
 Series 1997-S12 Class A10
  6.700% due 08/25/27                                         1,500       1,510
Resolution Trust Corp.
 Mortgage Pass-thru Certificates
 Series 1992-M3 Class A1
  7.750% due 07/25/30                                            66          66
 Series 1994-C1 Class D
  8.000% due 06/25/26 (c)                                       876         892
 Series 1995-2 Class C1
  7.450% due 05/25/29 (c)                                       238         240
SASCO LLC
 Series 1997-N1 Class D
  6.217% due 09/25/28 (c)                                       800         800

                                                     PRINCIPAL   MARKET
                                                      AMOUNT     VALUE
                                                       (000)     (000)
                                                     --------- ----------

Sequoia Mortgage Trust
 Series 1 Class A1
  6.028% due 07/04/27 (c)                             $ 1,197  $    1,197
Wilshire Funding Corporation
 Series 1997-WFC1 Class AI
  7.250% due 08/25/27                                   1,024       1,035
                                                               ----------
                                                                   26,584
                                                               ----------
MUNICIPAL BONDS - 0.4%
Philadelphia, Pennsylvania Authority for Industrial
 Development Class A
  6.480% due 06/15/04                                     861         883
                                                               ----------
                                                                      883
                                                               ----------
UNITED STATES GOVERNMENT TREASURIES - 15.7%
United States Treasury Notes
  5.625% due 11/30/98                                     700         700
  5.750% due 09/30/99                                   1,250       1,252
  5.875% due 11/15/99                                     100         100
  5.875% due 02/15/00                                  16,000      16,063
  6.875% due 03/31/00                                     175         179
  5.625% due 11/30/00                                     850         848
  6.375% due 03/31/01                                     480         489
  6.250% due 06/30/02                                   3,070       3,131
  3.625% due 07/15/02                                  11,545      11,487
  5.750% due 11/30/02                                     340         340
  5.750% due 08/15/03                                   1,500       1,502
                                                               ----------
                                                                   36,091
                                                               ----------
YANKEE BONDS - 1.5%
Household International
  5.250% due 10/15/98                                   1,150       1,144
Ontario, Province of
  11.500% due 03/10/13                                    760         800
Quebec, Province of
  13.250% due 09/15/14                                    450         520
Westpac Banking, Ltd.
  7.875% due 10/15/02                                   1,000       1,060
                                                               ----------
                                                                    3,524
                                                               ----------
TOTAL LONG-TERM INVESTMENTS
(cost $211,058)                                                   211,410
                                                               ----------


                                     C(1)-7

FIXED INCOME II FUND

December 31, 1997


                                                         PRINCIPAL   MARKET
                                                          AMOUNT     VALUE
                                                           (000)     (000)
                                                         --------- ----------

SHORT-TERM INVESTMENTS - 6.7%
Chrysler Financial Corp. (MTN)
 Series P
  6.250% due 06/29/98                                     $ 1,300  $    1,302
Frank Russell Investment Company Money Market Fund, due
 on demand (a)                                             13,320      13,320
Hertz Corp.
  9.500% due 05/15/98                                         675         684
                                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
(cost $15,348)                                                         15,306
                                                                   ----------
TOTAL INVESTMENTS
(identified cost $226,406)(b) - 98.8%                                 226,716
OTHER ASSETS AND LIABILITIES,
NET - 1.2%                                                              2,754
                                                                   ----------
NET ASSETS - 100.0%                                                $  229,470
                                                                   ==========

(a)   At cost, which approximates market.
(b)   See Note 2 for federal income tax information.
(c)   Adjustable or floating rate security.

Abbreviations:
LLC - Limited Liability Corporation
L.P. - Limited Partnership
MTN - Medium Term Note
PLC - Public Limited Company
REMIC - Real Estate Mortage Investment Conduit



        The accompanying notes are an integral part of the financial statements.

                                     C(1)-8

FIXED INCOME II FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1997


                                                               Amounts in
                                                            thousands (except
                                                            per share amount)
ASSETS
Investments at market (identified cost $226,406)(Note 2)...  $      226,716
Receivables:
 Dividends and interest ...................................           2,368
 Investments sold .........................................             376
 Fund shares sold..........................................             974
                                                             --------------
  Total Assets ............................................         230,434
LIABILITIES
Payables:
 Fund shares redeemed....................... $          795
 Accrued fees to affiliates (Note 4)........            123
 Other accrued expenses.....................             46
                                             --------------
  Total Liabilities........................................             964
                                                             --------------
NET ASSETS.................................................  $      229,470
                                                             ==============
NET ASSETS CONSIST OF:
Undistributed net investment income........................  $          609
Accumulated net realized gain (loss).......................          (7,705)
Unrealized appreciation (depreciation) on investments......             310
Shares of beneficial interest..............................             125
Additional paid-in capital.................................         236,131
                                                             --------------
NET ASSETS.................................................  $      229,470
                                                             ==============
NET ASSET VALUE, offering and redemption price per share:
 ($229,469,933 divided by 12,506,712 shares of $.01 par
 value
 shares of beneficial interest outstanding)................  $        18.35
                                                             ==============

        The accompanying notes are an integral part of the financial statements.

                                     C(1)-9

FIXED INCOME II FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1997

                                                           Amounts in thousands
INVESTMENT INCOME:
 Interest.................................................   $        14,201
 Dividends from Money Market Fund (Note 5)................               889
                                                             --------------
  Total Investment Income.................................            15,090
EXPENSES (Notes 2 and 4):
 Management fees.......................... $         1,185
 Custodian fees...........................             142
 Transfer agent fees......................             144
 Bookkeeping service fees.................              15
 Professional fees........................              17
 Registration fees........................              31
 Trustees' fees...........................               4
 Miscellaneous............................              25
                                           ---------------
  Total Expenses..........................................             1,563
                                                             --------------
Net investment income.....................................            13,527
                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Notes
 2 and 3)
Net realized gain (loss) from investments.................              (118)
Net change in unrealized appreciation or depreciation of
 investments..............................................               487
                                                             --------------
Net gain (loss) on investments............................               369
                                                             --------------
Net increase (decrease) in net assets resulting from
 operations...............................................   $        13,896
                                                             ==============


   The accompanying notes are an integral part of the financial statements.

                                    C(1)-10

FIXED INCOME II FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended December 31,


                                                    Amounts in thousands
                                                     1997            1996
                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income......................... $       13,527  $       11,273
 Net realized gain (loss)......................           (118)         (1,911)
 Net change in unrealized appreciation or
  depreciation.................................            487             (86)
                                                --------------  --------------
  Net increase (decrease) in net assets
   resulting from operations...................         13,896           9,276
                                                --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income.........................        (13,676)        (11,259)
FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from
  Fund share transactions (Note 6).............          6,267          41,389
                                                --------------  --------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS....          6,487          39,406
NET ASSETS
 Beginning of period...........................        222,983         183,577
                                                --------------  --------------
 End of period (including undistributed net
  investment income of
  $609 and $402, respectively)................. $      229,470  $      222,983
                                                ==============  ==============



        The accompanying notes are an integral part of the financial statements.

                                    C(1)-11

FIXED INCOME II FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                     1997     1996     1995     1994     1993
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $ 18.36  $ 18.55  $ 17.98  $ 18.99  $ 18.56
                                    -------  -------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income............     1.08     1.04     1.16     1.21      .84
 Net realized and unrealized gain
  (loss) on investments...........      --      (.19)     .59    (1.07)     .44
                                    -------  -------  -------  -------  -------
  Total Income From Investment
   Operations.....................     1.08      .85     1.75      .14     1.28
                                    -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income............    (1.09)   (1.04)   (1.18)   (1.15)    (.71)
 Tax return of capital............      --       --       --       --      (.14)
                                    -------  -------  -------  -------  -------
  Total Distributions.............    (1.09)   (1.04)   (1.18)   (1.15)    (.85)
                                    -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD....  $ 18.35  $ 18.36  $ 18.55  $ 17.98  $ 18.99
                                    =======  =======  =======  =======  =======
TOTAL RETURN (%)(a)...............     6.02     4.76     9.95      .82     6.98
RATIOS/SUPPLEMENT DATA:
 Net Assets, end of period ($000
  omitted)........................  229,470  222,983  183,577  144,030  138,619
 Ratios to average net assets
  (%)(a):
  Operating expenses..............      .66      .70      .58      .19      .16
  Net investment income...........     5.70     5.70     6.41     6.52     6.16
Portfolio turnover rate (%).......   213.14   264.40   269.31   233.75   229.07

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See Note 4.

                                    C(1)-12

FRANK RUSSELL INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 1997


1.ORGANIZATION
 Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on the Fixed Income II Fund (the "Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

2.SIGNIFICANT ACCOUNTING POLICIES
 The Fund's financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of these financial statements.

 SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

 International fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

 Short-term investments held by the Fund maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

 The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

 INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within the fund. The Fund may lend portfolio securities but has not done so during the year ended December 31, 1997.

 INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

 AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short-term premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

 FEDERAL INCOME TAXES: As a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

 It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Fund.

 At December 31, 1997, the Fund had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                   12/31/01  12/31/02  12/31/03  12/31/04  12/31/05   TOTAL
                   -------- ---------- -------- ---------- -------- ----------
  Fixed Income II  $948,478 $3,534,633 $698,949 $1,746,912 $538,227 $7,467,199

                                    C(1)-13

FRANK RUSSELL INVESTMENT COMPANY

December 31, 1997


 The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1997 are as follows:

                                  GROSS         GROSS           NET
                  FEDERAL TAX   UNREALIZED    UNREALIZED    APPRECIATION
                      COST     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                  ------------ ------------ -------------- --------------
 Fixed Income II  $226,510,548   $617,290     $(412,006)      $205,284

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: For the Fund, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

 The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, mortgage-backed securities, and certain securities sold at a loss. Accordingly, the Fund may periodically make a reclassification among certain of its capital accounts without impacting its net asset value.

 The following reclassifications have been made to reflect activity for the year ended December 31, 1997:

                                  ACCUMULATED
                   UNDISTRIBUTED      NET
                   NET INVESTMENT  REALIZED
                       INCOME     GAIN (LOSS)
                   -------------- -----------
  Fixed Income II     $356,118     $(356,118)

 EXPENSES: The Fund will pay its own expenses other than those expressly assumed by the Management Company. Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all Funds principally based on their relative net assets.

 REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreements with several financial institutions whereby the Fund, through its custodian, receives delivery of underlying securities as collateral. The Fund's Money Managers will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The Money Managers will notify the Seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%.

 DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

 The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

 FORWARD COMMITMENTS: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (i.e., a "forward commitment," "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

                                    C(1)-14

FRANK RUSSELL INVESTMENT COMPANY

December 31, 1997


 OPTIONS: The Fund may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Fund may also purchase and sell call and put options on foreign currencies.

3.INVESTMENT TRANSACTIONS
 SECURITIES: During the year ended December 31, 1997, the Fund had purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) of $184,987,217 and $118,869,348, respectively.

 Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were $301,898,763 and $348,018,256, respectively.

4.RELATED PARTIES
 MANAGER: Frank Russell Investment Management Company ("FRIMCo" or "Manager") operates and administers all of the Funds which comprise the Investment Company, and manages the Money Market and the U.S. Government Money Market Funds (the Money Market and the U.S. Government Money Market Funds are a series of the Investment Company that are not presented in this report). FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

 For the year ended December 31, 1997, the management fee paid to FRIMCo, for the Fund, in accordance with the Investment Company's Management Agreement with that firm, amounted to $1,185,000 before waivers. Such fee is payable monthly and is equal to the annual rate of 0.50% of the average daily net assets of the Fund.

 Effective October 15, 1997, FRIMCo began calculating its management fee based on average daily net assets for the Fund less any management fee incurred on assets invested in the Money Market Fund (see Note 5) thereby eliminating any duplication of fees. Prior to October 15, 1997, FRIMCo calculated its management fee based on average daily net assets for the Fund, which may have included an investment in the Money Market Fund. Prior to October 15, 1997, the Money Market Fund waived all management fees.

 BOOKKEEPING SERVICES: Fees for bookkeeping and analytic services provided to the Fund are paid or accrued to Frank Russell Company, an affiliate of the Investment Company. Frank Russell Company provides its Portfolio Verification System ("PVS") and TruVP System to the Fund, pursuant to a written Service Agreement. The PVS computerized database system records detailed transactions data for the Fund necessary to prepare various financial and Internal Revenue Service accounting reports, whereas the TruVP System provides analytics used by the investment department. The Fund's fees for the year ended December 31, 1997 were $15,000. The PVS System portion of the service agreement was terminated during 1997.

 TRANSFER AGENT: The Fund has a contract with FRIMCo, to provide transfer agent services to the Investment Company. Total fees for the year ended December 31, 1997 were $144,000.

 DISTRIBUTOR: Russell Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Fund for its services.

 ACCRUED FEES PAYABLE TO AFFILIATES AS OF DECEMBER 31, 1997 WERE AS FOLLOWS:

                                          BOOKKEEPING
                       MANAGEMENT           SERVICE            TRANSFER
                          FEES               FEES             AGENT FEES          TOTAL
                       ----------         -----------         ----------         --------
  Fixed Income II       $96,560             $10,196            $16,741           $123,497

 BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $101,243 for the year ended December 31, 1997, and were allocated to the Fund on a pro rata basis, including 27 affiliated funds not represented herein.

5.MONEY MARKET FUND
 The Fund is permitted to invest its cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund (a series of Frank Russell Investment Company not presented herein). As of December 31, 1997, $13,320,000 of the Money Market Fund's net assets represents investments by the Fund and $694,612,000 represents the investments of other affiliated funds not presented herein.

                                    C(1)-15

FRANK RUSSELL INVESTMENT COMPANY

December 31, 1997


6.FUND SHARE TRANSACTIONS
 Share transactions for the years ended December 31, were as follows:

                                     SHARES                          DOLLARS
                          ------------------------------  ------------------------------
                               1997            1996            1997            1996
                          --------------  --------------  --------------  --------------
  FIXED INCOME II
    Proceeds from shares
     sold                      7,036,585       4,900,949  $  129,655,206  $   90,321,507
    Proceeds from
     reinvestment of
     distributions               641,394         518,160      11,742,346       9,481,619
    Payments for shares
     redeemed                 (7,319,010)     (3,169,389)   (135,131,042)    (58,413,181)
                          --------------  --------------  --------------  --------------
    Total net increase
     (decrease)                  358,969       2,249,720  $    6,266,510  $   41,389,945
                          ==============  ==============  ==============  ==============

7.SUBSEQUENT EVENTS
 On August 10, 1998, Frank Russell Company entered into an agreement with The Northwestern Mutual Life Insurance Co., an insurance organization, pursuant to which Northwestern Mutual Life will acquire all of the outstanding common stock of Frank Russell Company.

 At its meeting on April 27, 1998, the Investment Company's Board of Trustees, in an effort to meet the best interests of shareholders of the Fixed Income II Fund and the Volatility Constrained Bond Fund (a series of the Investment Company not presented herein), approved a plan of reorganization for the merger of the two Funds. The merger is subject to shareholder approval at a meeting scheduled for November 19, 1998.

                                    C(1)-16

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board
of Trustees of Frank Russell Investment Company:

We have audited the accompanying statement of assets and liabilities and statements of net assets of the Fixed Income II Fund (the "Fund") (one of the funds constituting the Frank Russell Investment Company series) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Seattle, Washington
February 17, 1998, except for
Note 7 as to which the
date is August 10, 1998
                                              /s/ PricewaterhouseCoopers LLC

                                    C(1)-17

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES
 George F. Russell, Jr., Chairman
 Lynn L. Anderson
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Lynn L. Anderson, President and Chief Executive Officer
 Peter Apanovitch, Manager of Short Term Investment Funds
 George W. Weber, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

MANAGER AND TRANSFER AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 1776 Heritage Drive
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRES
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 - One Commerce Square
 Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
 PriceWaterhouseCoopers LLP
 One Post Office Square
 Boston, MA 02109

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

MONEY MANAGERS
 BlackRock Financial Management, New York, NY
 Standish, Ayer & Wood, Inc., Boston, MA
 STW Fixed Income Management, Ltd., Hamilton, Bermuda

This report is prepared from the books and records of the Fund and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.




                                    C(1)-18

                                                              EXHIBIT C(2)

     For your convenience, this annual report has been condensed to include only the Volatility Constrained Bond Fund. Please disregard any reference to other Frank Russell Investment
     Company Funds not relevant to the proposed plan of re-organization.

                       FRANK RUSSELL INVESTMENT COMPANY
                       VOLATILITY CONSTRAINED BOND FUND

                                 ANNUAL REPORT

                               DECEMBER 31, 1997

                               TABLE OF CONTENTS

                                                                          Page
     Portfolio Management Discussion.................................... C(2)-2
     Financial Statements............................................... C(2)-4
     Notes to Financial Statements...................................... C(2)-13
     Report of Independent Accountants.................................. C(2)-17
     Manager, Money Managers and Service Providers...................... C(2)-18


FRANK RUSSELL INVESTMENT COMPANY--VOLATILITY CONSTRAINED BOND FUND
Copyright (C) Frank Russell Company 1998. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

                                    C(2)-1

VOLATILITY CONSTRAINED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1997 (Unaudited)

OBJECTIVE: To preserve capital and generate current income consistent with the preservation of capital.

INVESTS IN: Fixed-income securities with low-volatility characteristics.

STRATEGY: The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk relative to other short-term bond investments. The Fund employed the investment management services of three managers using three approaches to investment in short-term fixed income securities.

                           [LINE GRAPH APPEARS HERE]

              Volatility                         Lipper(C)
Dates         Constrained      ML 1-2.99**     Short 1-5 Yr+
-----         -----------      -----------     -------------
   *            $10,000          $10,000          $10,000
1988            $10,777          $10,622          $10,687
1989            $11,923          $11,777          $11,768
1990            $12,986          $12,922          $12,719
1991            $14,544          $14,431          $14,231
1992            $14,877          $15,341          $15,042
1993            $15,869          $16,171          $15,968
1994            $15,867          $16,263          $15,910
1995            $17,435          $18,052          $17,620
1996            $18,248          $18,950          $18,405
1997            $19,325          $20,212          $19,529
               --------         --------         --------
     Total     $161,851         $164,741         $161,879
               ========         ========         ========

 Volatility Constrained Bond Fund

PERIODS ENDED  GROWTH OF TOTAL
  12/31/97      $10,000  RETURN
-------------  --------- ------
1 Year          $10,590  5.90%
5 Years         $12,990  5.37%(S)
10 Years        $19,325  6.81%(S)

 Merrill Lynch 1-2.99 Years Treasury Index

PERIODS ENDED  GROWTH OF TOTAL
  12/31/97      $10,000  RETURN
-------------  --------- ------
1 Year          $10,666  6.66%
5 Years         $13,175  5.67%(S)
10 Years        $20,212  7.29%(S)

 Lipper(C) Short Investment Grade
 Debt Funds Benchmark

                              PERIODS ENDED         GROWTH OF             TOTAL
                                12/31/97             $10,000              RETURN
                              -------------         ---------             ------
                              1 Year                 $10,611              6.11%
                              5 Years                $12,983              5.36%(S)
                              10 Years               $19,529              6.92%(S)

*  Assumes initial investment on January 1, 1988.
** Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.
 ++Lipper(C) Short (1-5 Yr.) Investment Grade Debt Funds Benchmark is the average total return for the universe of funds within the Short Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates. This type of fund which invests at least 65% of assets in investment grade debt issues (rated in top four grades) with average maturities of five years or less.
((S) Annualized.)


                                    C(2)-2

VOLATILITY CONSTRAINED BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION

December 31, 1997 (Unaudited)

PERFORMANCE REVIEW

For the year ended December 31, 1997, the Volatility Constrained Bond Fund reflected a total return of 5.9%, as compared to the Merrill Lynch 1-2.99 Years Treasury Index which rose 6.7%. The Fund modestly underperformed the Index as the managers in the Fund maintained conservative duration positions throughout most of the year due to concerns over Fed intervention. Weak returns from corporate bonds late in the year, as the market's flight to defensive sectors favored treasuries, also contributed to the Fund's modest underperformance.

PORTFOLIO HIGHLIGHTS

Indications of the US economy's ability to sustain strong growth without inflation benefited bonds increasingly throughout 1997. However, two factors diminished the attractiveness of short-term bonds for much of the year. The first proved to be the Federal Reserve Board which threatened to increase rates during much of the year, but acted only once, late in the first quarter, when it increased the Fed Funds rate 1/4%. The second threat was directly attributable to the problems facing Asian economies during the last four months of the year. As major holders of short-term US treasuries, it was feared that Korean and Japanese investors would be forced to redeem their investments to support weakened businesses in their own countries. Although some withdrawals appeared to occur late in the year, fears of massive selling of T-bills were not realized.

The Fund was impacted by these factors in several ways. The Fed's inflammatory comments about the economy's strength and inflation risk kept the Fund's investment managers conservatively positioned in terms of portfolio duration during the first half of the year. The market's flight to quality sectors of the market in reaction to Asia's problems later in the year favored US treasuries. Other sectors were negatively impacted, particularly where credit weakness was perceived. Lower quality corporate issues lagged as yield spreads widened. Credit-sensitive asset- and mortgage-backed securities holdings were also underperformers in the fourth quarter. The Fund was able to offset some of these influences. The bond managers captured some value by extending portfolio duration in the third quarter as economic fundamentals stabilized and the Fed became less of a factor.



 TOP TEN ISSUERS

  (as a percent of Total         December 31,
  Investments)                       1997
  United States Treasury             17.6%
  Barnett Auto Trust                  3.3
  World Omni Automobile Lease         3.3
  Olympic Automobile Receiv-
   ables Trust                        2.5
  Proctor & Gamble                    2.5
  General Electric Capital Cor-
   poration                           2.4
  Associates Corp. North Amer-
   ica                                2.4
  Sears Roebuck Acceptance            2.3
  First Chicago Master Trust          2.2
  Toyota Auto Lease Trust             2.1



 PORTFOLIO CHARACTERISTICS

                                 December 31,
                                     1997
  Weighted Average Quality Di-
   versification                        AA1
  Weighted Average Years-to-Ma-
   turity                         2.6 Years
  Weighted Average Duration       1.6 Years
  Current Yield (SEC 30-day
   standardized)                        5.4%
  Number of Issues                      152
  Number of Issuers                     120



 MONEY MANAGERS

                                 Styles
  BlackRock Finan-
   cial Management  Mortgage/Asset-Backed Specialist
  STW Fixed Income
   Management,
   Inc.             Sector Rotation Core
  Standish, Ayer &
   Wood, Inc.       Corporate Specialist

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.



                                    C(2)-3

VOLATILITY CONSTRAINED BOND FUND

STATEMENT OF NET ASSETS

December 31, 1997


                                      PRINCIPAL  MARKET
                                       AMOUNT    VALUE
                                        (000)    (000)
                                      --------- --------
LONG-TERM INVESTMENTS - 90.7%
ASSET-BACKED SECURITIES - 34.6%
Advanta Home Equity Loan Trust
 Series 1994-1 Class A-2
  6.300% due 07/25/25                  $   189  $    186
AFC Home Equity Loan Trust
 Series 1993-2 Class A
  6.000% due 01/20/13                      157       154
AFC Mortgage Loan Trust
 Series 1996-3 Class 1A2
  7.220% due 12/25/27                      125       125
Associates Manufactured Housing
 Pass-thru Certificates
 Series 1996-1 Class A3
  7.000% due 03/15/27                      700       710
Banc One Auto Grantor Trust
 Series 1997-A Class A
  6.270% due 11/20/03                    2,798     2,804
Barnett Auto Trust
 Series 1997-A Class A3
  6.030% due 11/15/01                    5,700     5,696
California Infrastructure PG&E
 Series 1997-1 Class A3
  6.150% due 06/25/02                    1,600     1,604
Case Equipment Loan Trust
 Series 1997-B Class C
  6.410% due 09/15/04                      284       286
Chase Credit Card Master Trust
 Series 1997-2 Class A
  6.300% due 04/15/03                    2,900     2,922
Chase Manhattan Grantor Trust
 Series 1996-B Class A
  6.610% due 09/15/02                      783       787
Chevy Chase Auto Receivables Trust
 Series 1996-2 Class A
  5.900% due 07/15/03                      803       800
 Series 1997-3 Class A
  6.200% due 03/20/04 (c)                  868       869
Contimortgage Home Equity Loan Trust
 Pass-thru Certificate
 Series 1997-4 Class A2
  6.270% due 02/15/12                      500       499
EQCC Home Equity Loan Trust
 Series 1993-4 Class A
  5.725% due 12/15/08                       51        51
 Series 1994-1 Class A
  5.800% due 03/15/09                      260       258
Equivantage Home Equity Loan Trust
 Series 1996-1 Class A
  6.550% due 10/25/25                      486       488

                                            PRINCIPAL  MARKET
                                             AMOUNT    VALUE
                                              (000)    (000)
                                            --------- --------
Fifth Third Bank Auto Grantor Trust
 Series 1996-B Class A
  6.450% due 03/15/02                       $  1,000  $  1,003
First Chicago Master Trust II
 Credit Card Certificates
 Series 1994-L
  7.150% due 04/15/01                          3,200     3,257
First Omni Credit Card Master Trust
 Series 1996-A Class A
  6.650% due 09/15/03                            610       620
First Security Auto Grantor Trust
 Series 1997-A Class A
  6.300% due 08/15/03                            697       698
Fleetwood Credit Corporation Grantor Trust
 Series 1997-B Class A
  6.400% due 05/15/13                            378       381
Ford Credit Auto Lease Trust
 Series 1996-1 Class A2
  5.800% due 05/15/99                            809       808
Green Tree Financial Corp.
 Series 1996-6 Class A4
  7.050% due 09/15/27                            500       507
Green Tree Securitized Net
 Interest Margin Trust
 Series 1994-A Class A
  6.900% due 02/15/04                            440       444
 Series 1995-A Class A
  7.250% due 07/15/05                            354       355
Honda Auto Receivables Grantor Trust
 Series 1995-A Class A
  6.200% due 12/15/00                            346       346
 Series 1997-B Class A
  5.950% due 05/15/03                            923       922
IMC Home Equity Loan Trust
 Series 1997-5 Class A1
  6.510% due 02/20/06 (c)                        584       584
Nationsbank Auto Owner Trust
 Series 1996-A Class A3
  6.375% due 07/15/00                          2,500     2,505
Newcourt Receivables Asset Trust
 Series 1996-2 Class A
  6.870% due 06/20/04                            156       159
Nissan Auto Receivables Grantor Trust
 Series 1997-1 Class A
  6.150% due 02/17/03                            837       839

                                     C(2)-4

VOLATILITY CONSTRAINED BOND FUND

December 31, 1997


                                        PRINCIPAL  MARKET
                                         AMOUNT    VALUE
                                          (000)    (000)
                                        --------- --------
Olympic Automobile Receivables
 Series 1996-B Class A4
  6.700% due 03/15/02                   $  1,000  $  1,009
 Series 1996-D Class CTFS
  6.125% due 11/15/04                      2,860     2,852
 Series 1997-A Class A2
  6.125% due 01/01/99                        451       451
PNC Student Loan Trust I
 Series 1997-2 Class A3
  6.314% due 01/25/01                      3,500     3,529
Premier Auto Trust
 Series 1997-3 Class A4
  6.200% due 01/06/01                      3,500     3,508
Remodelers Home Improvement Loan
 Series 1995-3 Class A2
  6.800% due 12/20/07                        269       269
Sears Credit Account Master Trust II
 Series 1995-3 Class A
  7.000% due 10/15/04                        500       511
 Series 1997-1 Class A
  6.200% due 07/16/07                        500       500
SMS Student Loan Trust
 Series 1997-A Class A
  6.030% due 10/27/25 (c)                    500       505
SPNB Home Equity Loan
 Series 1991-1 Class B
  8.150% due 06/15/20                        151       153
Student Loan Marketing Association
 Series 1997-3 Class CTFS
  6.259% due 08/25/12 (c)                    400       395
The Money Store Home Equity Loan Trust
 Series 1996-B Class A3
  6.820% due 03/15/10                        130       131
TLFC IV Equipment Lease Trust
 Series 1996-1 Class A
  5.980% due 11/20/02                        305       305
TMS Small Business Administration
 Loan Trust
 Series 1997-1 Class A
  6.240% due 01/15/25 (c)                    497       497
 Series 1997-1 Class B
  6.719% due 01/15/25 (c)                    497       495
Toyota Auto Lease Trust
 Series 1997-A Class A1
  6.200% due 04/26/04                      3,600     3,603
UCFC Home Equity Loan Trust
 Series 1993-B1 Class A1
  6.075% due 07/25/14                         95        94
 Series 1996-D1 Class A3
  6.541% due 11/15/13                        275       276

                                      PRINCIPAL  MARKET
                                       AMOUNT    VALUE
                                        (000)    (000)
                                      --------- --------
WFS Financial Owner Trust
 Series 1996-D Class A3
  6.050% due 07/20/01 (c)             $  3,500  $  3,506
World Omni Automobile Lease
 Securitization Trust
 Series 1996-B Class A3
  6.250% due 11/15/02                      699       699
 Series 1996-B Class B
  6.850% due 11/15/02 (c)                  400       402
World Omni Automobile Lease
 Securitization Trust
 Series 1997-A Class A2
  6.750% due 06/25/03 (c)                3,500     3,531
 Series 1997-A Class A4
  6.900% due 06/25/03                      400       406
 Series 1997-B Class A1
  6.070% due 11/25/03                      600       601
                                                --------
                                                  59,895
                                                --------
CORPORATE BONDS AND NOTES - 21.2%
Advanta National Bank
  6.450% due 10/30/00                      250       244
Ahmanson (H.F.)
  9.875% due 11/15/99                      400       425
Aristar Inc.
  6.125% due 12/01/00                      500       498
Associates Corp. North America
  6.375% due 08/15/00                    4,000     4,023
Banponce Corp. (MTN)
 Series 2
  5.750% due 03/01/99                    1,100     1,094
Bear Stearns Co., Inc.
  7.625% due 09/15/99                      725       742
Caterpillar Financial Services (MTN)
  6.100% due 07/15/99                      500       500
CIT Group Holdings, Inc. (MTN)
  6.125% due 12/15/00                    3,100     3,092
Cox Enterprises, Inc.
  6.250% due 08/26/99                    1,000     1,000
Crescent Real Estate Equities
  6.625% due 09/15/02                      750       749
ERP Operating, L.P.
  8.500% due 05/15/99                      225       231
Finova Capital Corp.
  6.450% due 06/01/00                      625       627
First Chicago Corp.
  9.000% due 06/15/99                      500       519
First Union Corp.
  6.750% due 01/15/98                      410       410

                                     C(2)-5

VOLATILITY CONSTRAINED BOND FUND

December 31, 1997


                                            PRINCIPAL  MARKET
                                             AMOUNT    VALUE
                                              (000)    (000)
                                            --------- --------
Franchise Finance Corp.
  7.000% due 11/30/00                        $   575  $    581
General Electric Capital Corporation (MTN)
  6.120% due 08/15/00                          4,000     4,032
General Motors Acceptance Corp.
  7.012% due 04/01/20 (c)                        984       994
General Motors Acceptance Corp. (MTN)
  7.500% due 07/22/99                            850       868
  7.465% due 07/25/19                            974       981
Greyhound Financial Corp.
  8.500% due 02/15/99                            775       793
Heller Financial, Inc. (MTN)
  5.928% due 03/01/99 (c)                        600       602
Hertz Corp.
  6.625% due 07/15/00                            650       654
Homeside Lending, Inc. (MTN)
  6.875% due 06/30/02                            600       611
ITT Corp.
  6.250% due 11/15/00                            450       442
JC Penney & Co., Inc. (MTN)
  6.375% due 09/15/00                            675       680
Lehman Brothers Holdings, Inc. (MTN)
 Series E
  7.110% due 09/27/99                          1,075     1,092
 Series IBC
  7.000% due 05/13/99                            700       709
MBNA Corp. (MTN)
 Series B
  6.500% due 09/15/00                            375       379
Merrill Lynch & Co., Inc. (MTN)
  7.260% due 03/25/02 (c)                        925       946
Midlantic Corp.
  9.250% due 09/01/99                            450       471
Salomon Smith Barney Holdings
  6.625% due 07/01/02                            375       379
Salomon, Inc. (MTN)
  5.718% due 04/05/99 (c)                      1,000     1,000
Sears Roebuck Acceptance (MTN)
  6.160% due 09/20/00                          4,000     4,001
Sovereign Bancorp, Inc. (Regd)
  6.750% due 07/01/00                            475       478
USF&G Corp.
  7.000% due 05/15/98                          1,000     1,003
Wellsford Residential Property Trust (MTN)
  6.195% due 11/24/99 (c)                        850       851
                                                      --------
                                                        36,701
                                                      --------

                                    PRINCIPAL MARKET
                                     AMOUNT    VALUE
                                      (000)    (000)
                                    --------- --------
EURODOLLAR BONDS - 3.8%
ALPS Pass-thru Trust
 Series 1994-1 Class A-2
  7.150% due 09/15/04 (c)            $   351  $    353
Chase Manhattan Corp.
  6.062% due 12/05/09 (c)                800       782
Export-Import Bank of Korea
  7.125% due 09/20/01                    200       166
Procter & Gamble
  9.625% due 01/14/01                  3,900     4,224
Videotron Holdings PLC Step Up
 Bond
  Zero Coupon due 07/01/04             1,175     1,119
                                              --------
                                                 6,644
                                              --------
MORTGAGE-BACKED SECURITIES -
 11.0%
Bear Stearns Mortgage Securities,
 Inc.
 Series 1996-6 Class A2
  7.000% due 11/25/27                    750       748
BKD Commercial Mortgage Trust
 Series 1997-C1 Class B
  7.218% due 04/25/00 (c)                550       551
Citicorp Mortgage Securities, Inc.
 REMIC Series 1997-5 Class A1
  6.500% due 11/25/27                    400       401
CMC Securities Corp. II
 Series 1993-2G Class A1
  7.194% due 11/25/23 (c)                664       674
Federal Home Loan Mortgage Corp.
 Groups Participation Certificate
  7.500% due 2000                        221       223
  7.500% due 2002                        201       202
  9.000% due 2005                        256       267
  7.375% due 2006 (c)                    261       268
  7.500% due 2007                        369       374
  8.500% due 2011                        156       162
  8.000% due 2018                        758       788
Federal Home Loan Mortgage Corp.
 Series 1714 Class E
  6.250% due 09/15/18                    525       526
Federal National Mortgage
 Association Pools
  8.500% due 2001                        144       148
  7.000% due 2004                        757       767
  8.750% due 2004                         44        46
  7.000% due 2008                        325       331
  7.500% due 2009                        475       486
  8.500% due 2010                        711       741

                                     C(2)-6

VOLATILITY CONSTRAINED BOND FUND

December 31, 1997

                                  C(2)-7

                                           PRINCIPAL  MARKET
                                            AMOUNT    VALUE
                                             (000)    (000)
                                           --------- --------
Federal National Mortgage Association
 Grantor Trust
 REMIC Series 1996-T6 Class C
  6.200% due 02/26/01                       $ 1,066  $  1,059
GE Capital Mortgage Services, Inc.
 REMIC Series 1997-9 Class 1A2
  6.750% due 10/25/27                         1,000     1,005
Government National Mortgage
 Association Pools
  9.500% due 2025                               693       752
  7.250% due 2026                             1,040     1,065
Prudential Home Mortgage Securities
 Series 1994-19 Class A2
  7.050% due 05/25/24                           462       465
Residential Accredited Loans, Inc.
 Series 1997-QS7 Class Al
  7.500% due 07/25/27                           367       371
Residential Asset Securitization Trust
 Mortgage Pass-thru Certificates
 Series 1996-A8 Class A1
  8.000% due 12/25/26                           396       401
 Series 1997-A1 Class A
  7.000% due 03/25/27                           415       417
 Series 1997-A5 Class A3
  7.125% due 07/25/27                           851       856
 Series 1997-A9 Class A1
  7.250% due 11/25/27                           740       745
Residential Funding Mortgage Securities I
 Series 1997-S12 Class A10
  6.700% due 08/25/27                           850       855
Resolution Trust Corp.
 Mortgage Pass-thru Certificates
 Series 1992-M3 Class A1
  7.750% due 07/25/30                           111       111
 Series 1994-C1 Class D
  8.000% due 06/25/26 (c)                       657       669
 Series 1995-2 Class C1
  7.450% due 05/25/29 (c)                       289       292
SASCO LLC
 Series 1997-N1 Class D
  6.217% due 09/25/28 (c)                       600       600
Sequoia Mortgage Trust
 Series 1 Class A1
  6.028% due 07/04/27 (c)                       820       821
Wilshire Funding Corporation
 Series 1997-WFC1 Class AI
  7.250% due 08/25/27                           745       753
                                                     --------
                                                       18,940
                                                     --------

                                           PRINCIPAL  MARKET
                                            AMOUNT    VALUE
                                             (000)    (000)
                                           --------- --------
MUNICIPAL BONDS - 0.4%
Philadelphia, Pennsylvania, Authority for
 Industrial Development Class A
  6.480% due 06/15/04                       $   621  $    638
                                                     --------
                                                          638
                                                     --------
UNITED STATES GOVERNMENT
TREASURIES - 17.4%
United States Treasury Notes
  5.625% due 11/30/98                         1,250     1,250
  6.000% due 06/30/99                         1,500     1,508
  5.750% due 09/30/99                         1,775     1,778
  5.875% due 02/15/00                        12,500    12,549
  6.875% due 03/31/00                         1,075     1,102
  5.625% due 11/30/00                           500       499
  6.375% due 05/15/00                           600       609
  6.375% due 03/31/01                           280       285
  6.250% due 06/30/02                         2,325     2,371
  3.625% due 07/15/02                         7,027     6,992
  5.750% due 11/30/02                           170       170
  5.750% due 08/15/03                         1,000     1,000
                                                     --------
                                                       30,113
                                                     --------
YANKEE BONDS - 2.3%
Household International
  5.250% due 10/15/98                           850       845
Noranda Forest, Inc.
  8.875% due 10/15/99                           450       470
Ontario, Province of
  11.500% due 03/10/13                        1,240     1,305
Quebec, Province of
  13.250% due 09/15/14                          450       520
Westpac Banking, Ltd.
  7.875% due 10/15/02                           750       796
                                                     --------
                                                        3,936
                                                     --------
TOTAL LONG-TERM INVESTMENTS
(cost $156,911)                                       156,867
                                                     --------

VOLATILITY CONSTRAINED BOND FUND

December 31, 1997


                                       PRINCIPAL  MARKET
                                        AMOUNT    VALUE
                                         (000)    (000)
                                       --------- --------
SHORT-TERM INVESTMENTS - 8.2%
Chrysler Financial Corp. (MTN)
 Series P
  6.250% due 06/29/98                   $   850  $    851
Frank Russell Investment Company
 Money Market Fund, due on demand (a)    12,456    12,456
Goldman Sachs Group
  6.300% due 01/05/98 (a)                   900       900
                                                 --------
TOTAL SHORT-TERM INVESTMENTS
(cost $14,207)                                     14,207
                                                 --------


TOTAL INVESTMENTS
(identified cost $171,118)(b) - 98.9%            $171,074
OTHER ASSETS AND LIABILITIES,
NET - 1.1%                                          1,902
                                                 --------
NET ASSETS - 100.0%                              $172,976
                                                 ========

(a)At cost, which approximates market.
(b)See Note 2 for federal income tax information.
(c)Adjustable or floating rate securities.

Abbreviations:
MTN - Medium Term Note
PLC - Public Limited Company
REMIC - Real Estate Mortgage Investment Conduit

        The accompanying notes are an integral part of the financial statements.

                                    C(2)-8

VOLATILITY CONSTRAINED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1997


                                                               Amounts in
                                                            thousands (except
                                                            per share amount)
ASSETS
Investments at market (identified cost $171,118)(Note 2)...  $      171,074
Receivables:
 Dividends and interest....................................           1,986
 Investments sold..........................................             176
 Fund shares sold..........................................             513
                                                             --------------
  Total Assets.............................................         173,749
LIABILITIES
Payables:
 Investments purchased...................... $          598
 Accrued fees to affiliates (Note 4)........            111
 Other accrued expenses.....................             64
                                             --------------
  Total Liabilities........................................             773
                                                             --------------
NET ASSETS.................................................  $      172,976
                                                             ==============
NET ASSETS CONSIST OF:
Undistributed net investment income........................  $          708
Accumulated net realized gain (loss).......................         (10,088)
Unrealized appreciation (depreciation) on investments......             (44)
Shares of beneficial interest..............................              91
Additional paid-in capital.................................         182,309
                                                             --------------
NET ASSETS.................................................  $      172,976
                                                             ==============
NET ASSET VALUE, offering and redemption price per share:
 ($172,976,445 divided by 9,074,415 shares of $.01 par
 value
 shares of beneficial interest outstanding)................  $        19.06
                                                             ==============


        The accompanying notes are an integral part of the financial statements.

                                     C(2)-9

VOLATILITY CONSTRAINED BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1997


                                                       Amounts in thousands
INVESTMENT INCOME:
 Interest.............................................   $         9,879
 Dividends from Money Market Fund (Note 5)............               529
 Dividends............................................                39
                                                         --------------
  Total Investment Income.............................            10,447
EXPENSES (Notes 2 and 4):
 Management fees............................ $     812
 Custodian fees.............................       136
 Transfer agent fees........................       193
 Bookkeeping service fees...................        15
 Professional fees..........................        23
 Registration fees..........................        48
 Trustees' fees.............................         4
 Miscellaneous..............................        34
                                             ---------
  Total Expenses......................................             1,265
                                                         --------------
Net investment income.................................             9,182
                                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (Notes 2 and 3)
Net realized gain (loss) from investments.............              (141)
Net change in unrealized appreciation or depreciation
 of investments.......................................               325
                                                         --------------
Net gain (loss) on investments........................               184
                                                         --------------
Net increase (decrease) in net assets resulting from
 operations...........................................   $         9,366
                                                         ==============


        The accompanying notes are an integral part of the financial statements.

                                    C(2)-10

VOLATILITY CONSTRAINED BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

                                                    Amounts in thousands
                                                     1997            1996
                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income......................... $        9,182  $        9,516
 Net realized gain (loss)......................           (141)         (2,355)
 Net change in unrealized appreciation or
  depreciation.................................            325             275
                                                --------------  --------------
  Net increase (decrease) in net assets
   resulting from operations...................          9,366           7,436
                                                --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income.........................         (9,388)         (8,805)
                                                --------------  --------------
FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets from
  Fund share transactions (Note 6).............          9,801         (17,315)
                                                --------------  --------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS....          9,779         (18,684)
NET ASSETS
 Beginning of period...........................        163,197         181,881
                                                --------------  --------------
 End of period (including undistributed net
  investment income of $708 and $763,
  respectively)................................ $      172,976  $      163,197
                                                ==============  ==============


        The accompanying notes are an integral part of the financial statements.

                                    C(2)-11

VOLATILITY CONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS


The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                 1997      1996      1995      1994      1993
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  19.07  $  19.21  $  18.64  $  19.78  $  19.51
                               --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income.......      1.07      1.09      1.21      1.15       .82
 Net realized and unrealized
  gain (loss) on
  investments................       .02      (.22)      .58     (1.16)      .45
                               --------  --------  --------  --------  --------
  Total Income From
   Investment Operations.....      1.09       .87      1.79      (.01)     1.27
                               --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
 Net investment income.......     (1.10)    (1.01)    (1.22)    (1.13)     (.71)
 Tax return of capital.......       --        --        --        --       (.29)
                               --------  --------  --------  --------  --------
  Total Distributions........     (1.10)    (1.01)    (1.22)    (1.13)    (1.00)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD......................  $  19.06  $  19.07  $  19.21  $  18.64  $  19.78
                               ========  ========  ========  ========  ========
TOTAL RETURN (%).............      5.90      4.66      9.89      (.02)     6.67
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of period
  ($000 omitted).............   172,976   163,197   181,881   195,007   225,672
 Ratios to average net assets
  (%):
  Operating expenses.........       .78       .76       .71       .67       .66
  Net investment income......      5.63      5.69      6.33      5.97      5.79
 Portfolio turnover rate
  (%)........................    197.45    311.51    256.72    182.65    220.77


                                    C(2)-12

FRANK RUSSELL INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 1997


1.ORGANIZATION
 Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on the Volatility Constrained Bond Fund (the "Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value. As of July 8, 1996, the Fund has available Class S and Class C shares, however, Class C has not been funded as of December 31, 1997.

2.SIGNIFICANT ACCOUNTING POLICIES
 The Fund's financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of these financial statements.

 SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

 International fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

 Short-term investments held by the Fund maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

 The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

 INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within the fund. The Fund may lend portfolio securities but has not done so during the year ended December 31, 1997.

 INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

 AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short-term premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

 FEDERAL INCOME TAXES: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

 It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Fund.

 At December 31, 1997, the Fund had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                      12/31/02    12/31/03    12/31/04   12/31/05    TOTAL
                     ----------  ----------  ----------  --------  ----------
  Volatility
   Constrained Bond  $5,583,410  $1,871,605  $2,135,100  $201,012  $9,791,127

                                    C(2)-13

FRANK RUSSELL INVESTMENT COMPANY

December 31, 1997


 The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1997 are as follows:

                                          GROSS         GROSS           NET
                          FEDERAL TAX   UNREALIZED    UNREALIZED    APPRECIATION
                              COST     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                          ------------ ------------ -------------- --------------
  Volatility Constrained
   Bond                   $171,175,204   $998,958    $(1,100,384)    $(101,426)

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: For the Fund, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly for the equity Funds. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

 The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, mortgage-backed securities, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

 The following reclassifications have been made to reflect activity for the year ended December 31, 1997:

                                              ACCUMULATED
                               UNDISTRIBUTED      NET
                               NET INVESTMENT  REALIZED
                                   INCOME     GAIN (LOSS)
                               -------------- -----------
  Volatility Constrained Bond     $151,289     $(151,289)

 EXPENSES: The Fund will pay its own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Manager"). Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all Funds principally based on their relative net assets. In addition, Class C shares will pay 12b-1 and shareholder servicing fees along with other expenses that may be attributable to that Class.

 REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreements with several financial institutions whereby a Fund, through its custodian, receives delivery of underlying securities as collateral. The Fund's Money Managers will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The Money Managers will notify the Seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%.




 DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

 The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

 FORWARD COMMITMENTS: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (i.e., a "forward commitment", "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid highgrade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities

                                    C(2)-14

FRANK RUSSELL INVESTMENT COMPANY

December 31, 1997


 to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

 OPTIONS: The Fund may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Fund may also purchase and sell call and put options on foreign currencies.

3.INVESTMENT TRANSACTIONS
 SECURITIES: During the year ended December 31, 1997, the Fund had purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) of $122,596,258 and $84,854,304, respectively.

 Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were $183,206,901 and $215,956,623, respectively.

4.RELATED PARTIES
 MANAGER: FRIMCo operates and administers all of the Funds which comprise the Investment Company, and manages the Money Market and U.S. Government Money Market Funds (two series of the Investment Company not presented in this report). FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

 For the year ended December 31, 1997, the management fee paid to FRIMCo, for the Fund, in accordance with the Investment Company's Management Agreement with that firm amounted to $812,000 before waivers. Such fee is payable monthly and is equal to the annual rate of 0.50% of the average daily net assets of the Fund.

 Effective October 15, 1997, FRIMCo began calculating its management fee based on average daily net assets for the Fund, less any management fee incurred on assets invested in the Money Market Fund (see Note 5) thereby eliminating any duplication of fees. Prior to October 15, 1997, FRIMCo calculated its management fee based on average daily net assets for the Fund, which may have included an investment in the Money Market Fund. Prior to October 15, 1997, the Money Market Fund waived all management fees.

 BOOKKEEPING SERVICES: Fees for bookkeeping and analytic services provided to the Fund are paid or accrued to Frank Russell Company, an affiliate of the Investment Company. Frank Russell Company provides its Portfolio Verification System ("PVS") and TruVP System to the Fund, pursuant to a written Service Agreement. The PVS computerized database system records detailed transactions data for the Fund necessary to prepare various financial and Internal Revenue Service accounting reports, whereas the TruVP System provides analytics used by the investment department. The Fund's fees for the year ended December 31, 1997 were $15,000. The PVS system portion of the service agreement was terminated during 1997.

 TRANSFER AGENT: The Fund has a contract with FRIMCo to provide transfer agent services to the Investment Company. Total fees for the year ended December 31, 1997 were $193,000.

 DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Selling Agents, as defined in the Plan, an amount (the "12b-1 Fee") for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class C Shares subject to the Distribution Plan.

 The Investment Company has entered into a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of FRIMCo to promote and offer shares of Class S and Class C of the Investment Company Fund. The Distributor may enter into sub-distribution agreements with other non-affiliated parties (the "Selling/Servicing Agents"). The Distributor receives no compensation from the Investment Company for its services relating to distributing the Class S Shares.

 In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Funds.

                                    C(2)-15

FRANK RUSSELL INVESTMENT COMPANY

December 31, 1997


 The 12b-1 Fee payments shall not exceed .75% of the average daily net assets of the Fund's Class C Shares on an annual basis. Currently the Board of Trustees has determined to assess a 12b-1 Fee equal to .40% of the average daily net assets. The shareholder servicing payments shall not exceed .25% of the average daily net assets of the Fund's Class C Shares on an annual basis. The Investment Company does not pay for unreimbursed expenses of the Distributor including amounts expended by the Distributor in excess of amounts received by it from the Investment Company, interest, carrying or other financial charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or more from future payments made by the Investment Company under the Distribution plan.

 ACCRUED FEES PAYABLE TO AFFILIATES AS OF DECEMBER 31, 1997 WERE AS FOLLOWS:

                                              BOOKKEEPING     TRANSFER
                               MANAGEMENT       SERVICE        AGENT
                                  FEES           FEES           FEES        TOTAL
                               ----------     -----------     --------      -----
Volatility Constrained Bond     $72,119         $10,797       $27,585      $110,501

 BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $101,243 for the year ended December 31, 1997, and were allocated to each Fund and Class, where appropriate, on a pro rata basis, including 27 other affiliated funds not presented herein.

5.MONEY MARKET FUND
 The Fund is permitted to invest its cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund (a series of Frank Russell Investment Company not presented herein). As of December 31, 1997, $12,456,000 of the Money Market Fund's net assets represents investments by the Fund and $695,476,000 represents the investments of other affiliated Funds not presented herein.

6.FUND SHARE TRANSACTIONS
 Share transactions for each Class of shares for the years ended December 31, were as follows:

                                    SHARES                   DOLLARS
                             ----------------------  -------------------------
                                1997        1996        1997          1996
                             ----------  ----------  -----------  ------------
  VOLATILITY CONSTRAINED
   BOND
  CLASS S
  Proceeds from shares sold   4,531,595   3,498,329  $86,343,467  $ 66,587,891
  Proceeds from
   reinvestment of
   distributions                318,828     296,985    6,058,603     5,642,187
  Payments for shares
   redeemed                  (4,334,448) (4,705,618) (82,601,508)  (89,544,794)
                             ----------  ----------  -----------  ------------
  Total net increase
   (decrease)                   515,975    (910,304) $ 9,800,562  $(17,314,716)
                             ==========  ==========  ===========  ============

 There was no activity in Class C shares for Volatility Constrained Bond.

7.DIVIDENDS
 On February 2, 1998, the Board of Trustees declared a $0.0854 dividend from net investment income payable on February 10, 1998, to the Fund's shareholders of record on February 3, 1998.

8.SUBSEQUENT EVENTS
 On August 10, 1998, Frank Russell Company entered into an agreement with The Northwestern Mutual Life Insurance Co., an insurance organization, pursuant to which Northwestern Mutual Life will acquire all of the outstanding common stock of Frank Russell Company.

 At its meeting on April 27, 1998, the Investment Company's Board of Trustees, in an effort to meet the best interests of shareholders of the Volatility Constrained Bond Fund and the Fixed Income II Fund (a series of the Investment Company not presented herein) approved a plan of reorganization for the merger of the two Funds. The merger is subject to shareholder approval at a meeting scheduled for November 19, 1998.

                                    C(2)-16

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board
of Trustees of Frank Russell Investment Company:

We have audited the accompanying statement of assets and liabilities and statements of net assets of the Volatility Constrained Bond Fund (the "Fund") (one of the funds constituting the Frank Russell Investment Company series) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts
February 17, 1998, except for
Note 8 as to which the
date is August 10, 1998
                                              /s/ PricewaterhouseCoopers LLC

                                    C(2)-17

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES
 George F. Russell, Jr., Chairman
 Lynn L. Anderson
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Lynn L. Anderson, President and Chief Executive Officer
 Peter Apanovitch, Manager of Short Term Investment Funds
 George W. Weber, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

MANAGER AND TRANSFER AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 1776 Heritage Drive
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP

 2600--One Commerce Square
 Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
 PriceWaterhouseCoopers LLP
 One Post Office Square
 Boston, MA 02109

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

MONEY MANAGERS
 BlackRock Financial Management, New York, NY
 Standish, Ayer & Wood, Inc., Boston, MA
 STW Fixed Income Management, Ltd., Hamilton, Bermuda

This report is prepared from the books and records of the Fund and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.




                                    C(2)-18

                                                              EXHIBIT D(1)

     For your convenience, this semi-annual report has been condensed to include only the Fixed Income II Fund. Please disregard any reference to other Frank Russell Investment Company Funds not relevant to the proposed plan of re-organization.

                       FRANK RUSSELL INVESTMENT COMPANY

                             FIXED INCOME II FUND

                               SEMIANNUAL REPORT

                                 JUNE 30, 1998
                                  (UNAUDITED)

                               TABLE OF CONTENTS

                                                                          Page
     Financial Statements............................................... D(1)-2
     Notes to Financial Statements...................................... D(1)-11
     Manager, Money Managers and Service Providers...................... D(1)-15

FRANK RUSSELL INVESTMENT COMPANY--FIXED INCOME II FUND
Copyright (C) Frank Russell Company 1998. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance as of April 1, 1995 is reported gross of investment advisory fees. For periods thereafter, performance and yields are reported net of investment advisory fees but gross of investment services fees, descriptions of which can be obtained from the investment advisor. Investment services fees and other account expenses will reduce performance (e.g., an investment services fee of 0.2% of average managed assets will reduce a 10.0% annual return to 9.8%). The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

                                    D(1)-1

FIXED INCOME II FUND

STATEMENT OF NET ASSETS

June 30, 1998 (Unaudited)

                                                            PRINCIPAL  MARKET
                                                             AMOUNT    VALUE
                                                              (000)    (000)
                                                            --------- --------

LONG-TERM INVESTMENTS - 95.9%
ASSET-BACKED SECURITIES - 33.4%
ABFS Equipment Contract Trust
  6.100% due 10/15/05                                        $   500  $    502
Advanta Home Equity Loan Trust
 Series 1994-1 Class A-2
  6.300% due 07/25/25                                             32        32
AFC Home Equity Loan Trust
 Series 1993-2 Class A
  6.000% due 01/20/13                                            317       314
AFC Mortgage Loan Trust
 Series 1996-3 Class 1A2
  7.220% due 02/25/27                                            344       343
Arcadia Automobile Receivables Trust
 Series 1998-B Class A3
  5.950% due 11/15/02                                          1,000     1,000
Banc One Auto Grantor Trust
 Series 1997-A Class A
  6.270% due 11/20/03                                          2,917     2,935
Barnett Auto Trust
 Series 1997-A Class A3
  6.030% due 11/15/01                                          7,500     7,517
Chase Credit Card Master Trust
 Series 1997-2 Class A
  6.300% due 04/15/03                                          4,500     4,551
 Series 1997-5 Class A
  6.194% due 08/15/05                                          1,000     1,016
 Series 1996-B Class A
  6.610% due 09/15/02                                            508       512
Chemical Master Credit Card Trust I
 Series 1996-1 Class A
  5.550% due 09/15/03                                          4,000     3,961
Chevy Chase Auto Receivables Trust
 Series 1996-2 Class A
  5.900% due 07/15/03                                            748       748
 Series 1997-1 Class A
  6.500% due 10/15/03                                          1,162     1,168
 Series 1997-2 Class A
  6.350% due 01/15/04                                            660       664
 Series 1997-3 Class A
  6.200% due 03/20/04 (c)                                        526       528
Contimortgage Home Equity Loan Trust Pass-thru Certificate
 Series 1997-4 Class A2
  6.270% due 02/15/12                                            500       500
Delta Funding Home Equity Loan Trust
 Series 1998-1 Class A2A
  5.858% due 05/25/30 (c)                                        470       470
EQCC Home Equity Loan Trust
 Series 1993-4 Class A
  5.725% due 12/15/08                                             33        33

                                                            PRINCIPAL  MARKET
                                                             AMOUNT    VALUE
                                                              (000)    (000)
                                                            --------- --------

Equivantage Home Equity Loan Trust
 Series 1996-1 Class A
  6.550% due 10/25/25                                        $    23  $     23
Fingerhut Master Trust
 Series 1998-1 Class A
  6.070% due 02/15/05                                            325       325
First Chicago Master Trust II Credit Card Certificates
 Series 1994-L
  7.150% due 04/15/01                                          4,500     4,569
First Security Auto Grantor Trust
 Series 1997-A Class A
  6.300% due 08/15/03                                            716       718
Green Tree Financial Corp.
 Series 1998-1 Class A3
  5.950% due 04/01/13                                            750       751
 Series 1997-3 Class A2
  6.490% due 07/15/28                                            556       558
Green Tree Home Improvement Loan Trust
 Series 1997-A Class HIA3
  7.050% due 08/15/23                                            600       611
Honda Auto Receivables Grantor Trust
 Series 1995-A Class A
  6.200% due 12/15/00                                            209       210
 Series 1997-A Class A
  5.850% due 02/15/03                                            379       379
IMC Home Equity Loan Trust
 Series 1997-5 Class A1
  6.510% due 02/20/06 (c)                                        568       568
 Series 1998-1 Class A3
  6.410% due 04/20/18 (c)                                        700       702
Nationsbank Credit Card Master Trust
 Series 1995-1 Class A
  6.450% due 04/15/03                                          5,650     5,714
New Century Home Equity Loan Trust
 Series 1998-NC3 Class A1
  6.000% due 06/26/28                                          1,000       996
Nissan Auto Receivables Grantor Trust
 Series 1997-1 Class A
  6.150% due 02/15/03                                            281       282
NPF VI Inc.
 Series 1998-1A Class A
  6.220% due 06/01/02                                            600       601
Olympic Automobile Receivables Trust
 Series 1996-B Class A4
  6.700% due 03/15/02                                          1,000     1,010
 Series 1996-D Class CTFS
  6.125% due 04/15/02                                          3,043     3,043

                                     D(1)-2

FIXED INCOME II FUND

June 30, 1998 (Unaudited)

                                                          PRINCIPAL  MARKET
                                                           AMOUNT    VALUE
                                                            (000)    (000)
                                                          --------- --------

PBG Equipment Trust
 Series 1A Class A
  6.270% due 01/20/12                                      $   900  $    901
PNC Student Loan Trust I
 Series 1997-2 Class A3
  6.314% due 01/25/01                                        5,000     5,057
Premier Auto Trust
 Series 1997-3 Class A4
  6.200% due 01/06/01                                        5,000     5,020
Prime Credit Card Master Trust
 Series 1992-2 Class A2
  7.450% due 11/15/02                                        1,000     1,022
Remodelers Home Improvement Loan
 Series 1995-3 Class A2
  6.800% due 12/20/07                                          260       260
Rental Car Finance Corp.
 Series 1997-1 Class A1
  6.250% due 06/25/03                                          400       401
Ryder Vehicle Lease Trust
 Series 1998-A Class A
  6.100% due 09/15/08 (c)                                      500       500
Sears Credit Account Master Trust
 Series 1995-2 Class A
  8.100% due 06/15/04                                        4,300     4,420
 Series 1995-3 Class A
  7.000% due 10/15/04                                          900       918
 Series 1997-1 Class A
  6.200% due 07/16/07                                          500       503
 Series 1998-1 Class A
  5.800% due 08/15/05                                        2,800     2,793
SPNB Home Equity Loan
 Series 1991-1 Class B
  8.150% due 06/15/20                                           87        89
Standard Credit Card Master Trust
 Series 1994-4 Class A
  8.250% due 11/07/03                                        1,200     1,279
The Money Store Auto Grantor Trust
 Series 1997-4 Class A2
  6.350% due 03/20/04                                          600       604
The Money Store Small Business Administration Loan Trust
 Series 1997-1 Class A
  6.241% due 01/15/25 (c)                                      965       967
 Series 1997-1 Class B
  6.720% due 01/15/25 (c)                                      483       486
WFS Financial Owner Trust
 Series 1996-D Class A3
  6.050% due 07/20/01 (c)                                    3,789     3,800

                                                  PRINCIPAL  MARKET
                                                   AMOUNT    VALUE
                                                    (000)    (000)
                                                  --------- --------

World Omni Automobile Lease Securitization Trust
 Series 1996-B Class A3
  6.250% due 11/15/02                              $ 1,094  $  1,101
 Series 1996-B Class B
  6.850% due 11/15/02 (c)                              349       349
 Series 1997-Class A2
  6.750% due 06/25/03 (c)                            5,497     5,539
 Series 1997-A Class A4
  6.900% due 06/25/03                                  500       508
                                                            --------
                                                              84,371
                                                            --------
CORPORATE BONDS AND NOTES - 28.7%
Ahmanson (H.F.)
  9.875% due 11/15/99                                  875       917
Aristar Inc.
  6.125% due 12/01/00                                  725       727
Associates Corp. of North America
  6.375% due 08/15/00                                5,500     5,546
Banco De Latinoamerica
  6.500% due 04/02/01 (c)                            1,200     1,216
Bankamerica Corp.
  9.500% due 04/01/01                                1,250     1,354
Banponce Corp. (MTN)
 Series 2
  5.750% due 03/01/99                                2,075     2,071
Bear Stearns Co., Inc.
  7.625% due 09/15/99                                1,125     1,146
Chase Manhattan Corp.
  10.125% due 11/01/00                               1,259     1,371
  5.813% due 12/05/09 (c)                              200       197
Chrysler Financial Corp. (MTN)
  6.610% due 06/16/00                                1,150     1,164
CIT Group Holdings, Inc. (MTN)
  6.125% due 12/15/00                                5,000     5,018
Coca-Cola Put Asset Trust
  6.000% due 03/15/01                                1,000     1,001
Comdisco Inc. (MTN)
  6.070% due 05/08/00                                1,000     1,003
Conseco Inc.
  6.400% due 06/15/01 (c)                            1,000       999
Cox Enterprises, Inc.
  6.250% due 08/26/99                                1,400     1,403
Crescent Real Estate Equities
  6.625% due 09/15/02                                  750       740
ERAC USA Finance Co.
  6.375% due 05/15/03                                1,075     1,077
ERP Operating, L.P.
  8.500% due 05/15/99                                1,050     1,070

                                     D(1)-3

FIXED INCOME II FUND

June 30, 1998 (Unaudited)

                                      PRINCIPAL       MARKET
                                       AMOUNT         VALUE
                                        (000)         (000)
                                      ---------      --------
Finova Capital Corp.
  6.450% due 06/01/00                  $   400       $    403
First Chicago Corp.
  9.000% due 06/15/99                      500            514
First Industrial L.P.
  6.500% due 04/05/01 (c)                1,375          1,378
First Union Corp.
  6.600% due 06/15/00                    1,000          1,012
Fleet Financial Group
 Inc.
  6.875% due 03/01/03                      700            718
Franchise Finance Corp.
  7.000% due 11/30/00                    1,000          1,015
General Electric Capital
 Corp. (MTN)
  6.120% due 08/15/00                    5,500          5,535
General Motors Acceptance
 Corp. (MTN)
  7.500% due 07/22/99                      925            940
  7.465% due 07/25/19                    1,383          1,386
  7.012% due 04/01/20 (c)                  979            991
Heller Financial, c.
 (MTN)
  5.738% due 03/01/99 (c)                1,000          1,001
Hertz Corp.
  6.500% due 04/01/00                      450            452
Homeside Lending Inc.
 (MTN)
  6.875% due 05/15/00                    1,200          1,220
  6.875% due O6/30/02                    2,000          2,046
JC Penney & Co., Inc.
 (MTN)
  6.375% due 09/15/00                    1,125          1,137
KeyCorp
  8.400% due 04/01/99                    1,000          1,017
Lehman Brothers Holdings,
 Inc. (MTN)
  6.000% due 02/26/01                    1,250          1,248
 Series IBC
  7.000% due 05/13/99                      800            807
Liberty Property L.P.
 (MTN)
  6.600% due 06/05/02                      600            608
MBNA Corp. (MTN)
 Series B
  6.500% due 09/15/00                    1,000          1,004
MCI Communications Corp.
  6.125% due 04/15/02 (c)                1,500          1,502
Merrill Lynch & Co., Inc.
 (MTN)
  7.260% due 03/25/02                    1,425          1,463
Midlantic Corp.
  9.250% due 09/01/99                      375            388
Norwest Financial, Inc.
  6.375% due 09/15/02                      500            505
Occidental Petroleum
 Corp. (MTN)
  5.950% due 11/09/98                      950            949
Procter & Gamble
  9.625% due 01/14/01                    3,020          3,261
Salomon, Inc.
  7.750% due 05/15/00                    1,000          1,030
  6.700% due 07/05/00                      500            507
Salomon, Inc. CMT Floater (MTN)
  5.382% due 04/05/99 (c)                1,100          1,100
Sears Roebuck Acceptance Corp. (MTN)
  6.160% due 09/20/00                    5,500          5,523
Sears Roebuck Acceptance Corp. (MTN)
 Series II
  6.690% due 04/30/01                    1,050          1,069
Sovereign Bancorp, Inc. (Regd)
  6.750% due 07/01/00                    1,250          1,261
Taubman Realty Group, L.P.
  8.000% due 06/15/99                      250            254
Wellsford Residential
 Property Trust (MTN)
  6.019% due 11/24/99 (c)                1,300          1,302
                                                     --------
                                                       72,566
                                                     --------
EURODOLLAR BONDS - 0.6%
ALPS Pass-thru Trust
 Series 1994-1 Class A-2
  7.150% due 09/15/04 (c)                  210            210
Videotron Holdings PLC Step Up Bond
 Zero Coupon due 07/01/04                1,375          1,351
                                                     --------
                                                        1,561
                                                     --------
MORTGAGE-BACKED SECURITIES - 10.4%
Bayview Financial Acquisition Trust
 Series 1998-1 Class A1
  7.010% due 05/25/29                      800            812
Bear Stearns Mortgage Securities, Inc.
 Series 1996-6 Class A2
  7.000% due 11/25/27                      821            820
BKD Commercial Mortgage Trust
 Series 1997-C1 Class B
  7.218% due 04/25/00 (c)                  538            536
Chase Mortgage Finance Corp.
 Series 1998-S2 Class A1
  6.500% due 07/25/28                      700            703
Citicorp Mortgage Securities, Inc.
 REMIC Series 1997-5 Class A1
  6.500% due 11/25/27                      650            652
Credit Suisse First Boston Mortgage
  7.000% due 12/25/37                      600            600
Federal Home Loan Mortgage Corp.
 Participation Certificate
 Series 1540 Class C
  6.050% due 02/15/11                      866            866

                                     D(1)-4

FIXED INCOME II FUND

June 30, 1998 (Unaudited)

                                                     PRINCIPAL  MARKET
                                                      AMOUNT    VALUE
                                                       (000)    (000)
                                                     --------- --------

Federal Home Loan Mortgage Corp. Groups
 Participation Certificate
  7.500% due 2000                                     $   481  $    484
  9.000% due 2005                                         153       157
  7.375% due 2006                                         126       128
  6.250% due 2007                                          78        78
Federal Home Loan Mortgage Corp.
 Series 2061 Class PH
  6.000% due 05/15/16                                     600       600
Federal National Mortgage Association Pools
  7.000% due 2004                                         683       692
  8.000% due 2009                                         790       817
  8.500% due 2010                                         680       709
  6.250% due 2013                                       1,900     1,922
Federal National Mortgage Association Grantor Trust
 REMIC Series 1996-T6 Class C
  6.200% due 02/26/01                                   1,235     1,236
GE Capital Mortgage Services, Inc.
 Series 1998-10 Class 2A1
  6.500% due 05/25/13                                     600       602
GE Capital Mortgage Services, Inc.
 REMIC Series 1997-9 Class 1A2
  6.750% due 10/25/27                                     225       227
Government National Mortgage
 Association Pools
  9.500% due 2025                                         488       529
  7.250% due 2026                                       1,165     1,200
  5.000% due 2027                                       1,414     1,432
Merit Securities Corp.
 Series II Class 1A1
  6.580% due 07/28/22                                   1,400     1,400
Norwest Integrated Structured Assets, Inc.
 Series 1998-1 Class 2A1
  7.000% due 06/25/28                                     600       604
Prudential Home Mortgage Securities Co.
 Series 1993-S7 Class A4
  5.900% due 12/25/23                                   1,150     1,140
 Series 1994-19 Class A2
  7.050% due 05/25/24                                     509       513
Residential Accredited Loans, Inc.
 Series 1997-QS7 Class A1
  7.500% due 07/25/27                                     362       366

                                                           PRINCIPAL  MARKET
                                                            AMOUNT    VALUE
                                                             (000)    (000)
                                                           --------- --------

Residential Asset Secruitization Trust Mortgage Pass-thru
 Certificates
 Series 1996-A8 Class A1
  8.000% due 12/25/26                                       $    30  $     31
 Series 1997-A5 Class A3
  7.125% due 07/25/27                                            75        75
 Series 1998-A2 Class A1
  6.750% due 04/25/28                                           555       557
 Series 1998-A5 Class A1
  6.750% due 05/25/28                                           582       583
Residential Funding Mortgage Securities I
 Series 1997-S12 Class A10
  6.700% due 08/25/27                                         1,500     1,505
Resolution Trust Corp.
 Mortgage Pass-thru Certificate
 Series 1994-C1 Class D
  8.000% due 06/25/26 (c)                                       863       876
 Series 1995-2 Class C1
  7.450% due 05/25/29 (c)                                       217       220
SASCO LLC
 Series 1997-N1 Class D
  6.178% due 09/25/28 (c)                                       800       800
Structured Asset Securities Corp.
 Series 1998-C2A Class A
  6.145% due 01/25/13 (c)                                       300       300
Union Planters Mortgage Finance Corp.
 Series 1998-A Class A1
  6.350% due 01/25/28                                           625       626
Wilshire Funding Corporation
 Series 1997-WFC1 Class AI
  7.250% due 08/25/27                                           790       797
                                                                     --------
                                                                       26,195
                                                                     --------
MUNICIPAL BONDS - 0.3%
Philadelphia, Pennsylvania, Authority
 for Industrial Development Class A
  6.480% due 06/15/04                                           836       863
                                                                     --------
                                                                          863
                                                                     --------
UNITED STATES GOVERNMENT AGENCIES - 0.2%
Federal Home Loan Bank
  6.070% due 01/17/01                                           500       499
                                                                     --------
                                                                          499
                                                                     --------


                                     D(1)-5

FUND FIXED INCOME II

June 30, 1998 (Unaudited)

                              PRINCIPAL  MARKET
                               AMOUNT    VALUE
                                (000)    (000)
                              --------- --------

UNITED STATES GOVERNMENT
TREASURIES - 20.4%
United States Treasury Notes
  6.000% due 06/30/99          $   500  $    502
  5.875% due 11/15/99              100       100
  5.375% due 02/01/00            1,030     1,028
  6.875% due 03/31/00              175       179
  5.625% due 11/30/00            1,450     1,453
  5.375% due 02/15/01           25,800    25,711
  5.625% due 05/15/01              275       276
  6.500% due 08/31/01            2,625     2,696
  6.250% due 02/28/02              360       368
  3.625% due 07/15/02           13,764    13,614
  5.750% due 10/31/02              700       706
  5.750% due 11/30/02            4,445     4,482
  5.500% due 05/31/03              300       300
                                        --------
                                          51,415
                                        --------
YANKEE BONDS - 1.9%
Brascan, Ltd
  7.375% due 10/01/02            1,000     1,028
Household International
  5.250% due 10/15/98            1,150     1,149
Quebec, Province of
  13.250% due 09/15/14             450       505
Tyco International Group SA
  6.125% due 06/15/01            1,000     1,003
Westpac Banking, Ltd.
  7.875% due 10/15/02            1,000     1,060
                                        --------
                                           4,745
                                        --------
TOTAL LONG-TERM INVESTMENTS
 (cost $241,609)                         242,215
                                        --------

                                        PRINCIPAL  MARKET
                                         AMOUNT    VALUE
                                          (000)    (000)
                                        --------- --------

SHORT-TERM INVESTMENTS - 4.2%
Frank Russell Investment Company
 Money Market Fund, due on demand (a)    $10,103  $ 10,103
Goldman Sachs Group L.P.
  5.750% due 07/10/98 (a)(b)                 500       499
                                                  --------
TOTAL SHORT-TERM INVESTMENTS
(cost $10,602)                                      10,602
                                                  --------
TOTAL SHORT-TERM
(identified cost $252,211)(b) - 100.1%             252,817
OTHER ASSETS AND LIABILITIES,
Net - (0.1%)                                          (342)
                                                  --------
Net Assets - 100.0%                               $252,475
                                                  ========

(a) At cost, which approximates market.
(b) See Note 2 for federal income tax information.
(c) Adjustable or floating rate security.

Abbreviations:
MTN - Medium Term Note
PLC - Public Limited Company
RMEIC - Real Estimate Mortgage Investment Conduit



        The accompanying notes are an integral part of the financial statements.

                                     D(1)-6

FIXED INCOME II FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998 (Unaudited)

                                                                   Amounts in
                                                                thousands (except
                                                                per share amount)
ASSETS
Investments at market (identified cost $252,211) (Note 2)......  $      252,817
Receivables:
 Dividends and interest........................................           2,757
 Fund shares sold..............................................             429
Short-term investments held as collateral for securities
 loaned, at market (Note 3)....................................           9,326
                                                                 --------------
  Total Assets.................................................         265,329
LIABILITIES
Payables:
 Investments purchased (regular settlement)... $          2,715
 Fund shares redeemed.........................              120
 Accrued fees to affiliates (Note 4)..........              126
 Other accrued expenses.......................               69
 Bank overdraft...............................              498
Payable upon return of securities loaned, at
 market (Note 3) .............................            9,326
                                               ----------------
  Total Liabilities............................................          12,854
                                                                 --------------
Net Assets.....................................................  $      252,475
                                                                 ==============
NET ASSETS CONSIST OF:
Undistributed net investment income............................  $        3,361
Accumulated net realized loss..................................          (7,934)
Unrealized appreciation (depreciation) on investments..........             606
Shares of beneficial interest..................................             136
Additional paid-in capital.....................................         256,306
                                                                 --------------
NET ASSETS.....................................................  $      252,475
                                                                 ==============
NET ASSET VALUE, offering and redemption price per share:
 ($252,475,463 divided by 13,600,839 shares of $.01 par value
 shares of beneficial interest outstanding) ...................  $        18.56
                                                                 ==============


        The accompanying notes are an integral part of the financial statements.

                                     D(1)-7

FIXED INCOME II FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 1998 (Unaudited)

                                                           Amounts in thousands
INVESTMENT INCOME:
 Interest.................................................   $         6,984
 Dividends from Money Market Fund (Note 5)................               361
                                                             --------------
  Total Investment Income.................................             7,345
EXPENSES (Notes 2 and 4):
 Management fees.......................... $           589
 Custodian fees...........................              78
 Transfer agent fees......................              73
 Professional fees........................              15
 Registration fees........................              24
 Trustees' fees...........................               1
 Miscellaneous............................              13
                                           ---------------
  Total Expenses..........................................               793
                                                             --------------
Net investment income.....................................             6,552
                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Notes
 2 and 3)
Net realized gain (loss) from investments.................              (229)
Net change in unrealized appreciation or depreciation of
 investments..............................................               296
                                                             --------------
Net gain (loss) on investments............................                67
                                                             --------------
Net increase (decrease) in net assets resulting from
 operations...............................................   $         6,619
                                                             ==============


        The accompanying notes are an integral part of the financial statements.

                                     D(1)-8

FIXED INCOME II FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                  Amounts in thousands
                                          FOR THE SIX MONTHS    FOR THE YEAR
                                          ENDED JUNE 30, 1998       ENDED
                                              (UNAUDITED)     DECEMBER 31, 1997
                                          ------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income...................   $        6,552     $       13,527
 Net realized gain (loss)................             (229)              (118)
 Net change in unrealized appreciation or
  depreciation...........................              296                487
                                            --------------     --------------
  Net increase (decrease) in net assets
   resulting from operations.............            6,619             13,896
                                            --------------     --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income...................           (3,800)           (13,676)
                                            --------------     --------------
FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets
  from Fund share transactions (Note 6)..           20,186              6,267
                                            --------------     --------------
TOTAL NET INCREASE (DECREASE) IN NET
 ASSETS..................................           23,005              6,487
NET ASSETS
 Beginning of period.....................          229,470            222,983
                                            --------------     --------------
 End of period (including undistributed
  net investment income of
  $3,361 and $609, respectively).........   $      252,475     $      229,470
                                            ==============     ==============




        The accompanying notes are an integral part of the financial statements.

                                     D(1)-9

FIXED INCOME II FUND

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                            YEAR ENDED DECEMBER 31,
                                    -------------------------------------------
                            1998*    1997     1996     1995     1994     1993
                           -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $ 18.35  $ 18.36  $ 18.55  $ 17.98  $ 18.99  $ 18.56
                           -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income...      .49     1.08     1.04     1.16     1.21      .84
 Net realized and
  unrealized gain (loss)
  on investments.........      .01      --      (.19)     .59    (1.07)     .44
                           -------  -------  -------  -------  -------  -------
  Total Income From
   Investment
   Operations............      .50     1.08      .85     1.75      .14     1.28
                           -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income...     (.29)   (1.09)   (1.04)   (1.18)   (1.15)    (.71)
 Tax return of capital...      --       --       --       --       --      (.14)
                           -------  -------  -------  -------  -------  -------
  Total Distributions....     (.29)   (1.09)   (1.04)   (1.18)   (1.15)    (.85)
                           -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD..................  $ 18.56  $ 18.35  $ 18.36  $ 18.55  $ 17.98  $ 18.99
                           =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a)(c)...     2.77     6.02     4.76     9.95      .82     6.98
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, end of
  period ($000 omitted)..  252,475  229,470  222,983  183,577  144,030  138,619
 Ratios to average net
  assets (%)(b)(c):
  Operating expenses.....      .67      .66      .70      .58      .19      .16
  Net investment income..     5.51     5.70     5.70     6.41     6.52     6.16
 Portfolio turnover rate
  (%)(b).................   136.41   213.14   264.40   269.31   233.75   229.07

 * For the six months ended June 30, 1998 (Unaudited).
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended June 30, 1998 are annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
    Note 4.

                                    D(1)-10

FRANK RUSSELL INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

June 30, 1998 (Unaudited)

1. ORGANIZATION
 Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on the Fixed Income II Fund (the "Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
 The Fund's financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

 SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

 International fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

 Short-term investments held by the Funds maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

 The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

 INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within the fund. The Fund may lend portfolio securities as approved by the Board of Trustees on April 27, 1998.

 INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

 AMORTIZATION AND ACCRETION: All premiums and discounts, including original issue discounts, for the Fund are amortized/accreted for both tax and financial reporting purposes.

 FEDERAL INCOME TAXES: As a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

 It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Fund.

 At December 31, 1997, the Fund had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                   12/31/01  12/31/02  12/31/03  12/31/04  12/31/05   TOTAL
                   -------- ---------- -------- ---------- -------- ----------
  Fixed Income II  $948,478 $3,534,633 $698,949 $1,746,912 $538,227 $7,467,199


                                    D(1)-11

FRANK RUSSELL INVESTMENT COMPANY

June 30, 1998 (Unaudited)
 The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 1998 are as follows:

                                                                 NET
                                   GROSS         GROSS        UNREALIZED
                   FEDERAL TAX   UNREALIZED    UNREALIZED    APPRECIATION
                       COST     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                   ------------ ------------ -------------- --------------
  Fixed Income II  $252,106,452  $1,307,355    $(596,807)      $710,548

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: For the Fund, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid monthly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

 The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, mortgage-backed securities, and certain securities sold at a loss. Accordingly, the Fund may periodically make a reclassification among certain of its capital accounts without impacting its net asset value.

 EXPENSES: The Fund will pay its own expenses other than those expressly assumed by the Management Company. Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all Funds principally based on their relative net assets.

 REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreements with several financial institutions whereby the Fund, through its custodian, receives delivery of underlying securities as collateral. The Fund's Money Managers will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The Money Managers will notify the Seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%.

 DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

 The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.


                                    D(1)-12

FRANK RUSSELL INVESTMENT COMPANY

June 30, 1998 (Unaudited)

 FORWARD COMMITMENTS: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (i.e., a "forward commitment", "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other parry to the transaction fails to complete the transaction.

 OPTIONS: The Fund may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Fund may also purchase and sell call and put options on foreign currencies.

3.INVESTMENT TRANSACTIONS
 Securities: During the six months ended June 30, 1998, the Fund had purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) of $60,714,674 and $46,406,807, respectively.

 Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were $121,434,032 and $105,694,261, respectively.

 SECURITIES LENDING: Effective April 27, 1998, the Investment Company resumed its securities lending program. The program allows the Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by Morgan Stanley Trust Company ("MSTC") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities-lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

 Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and MSTC and is included as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and MSTC and are included as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of June 30, 1998, the value of outstanding securities on loan and the value of collateral was $9,142,524 and $9,326,250, respectively.

4.RELATED PARTIES
 Manager: Frank Russell Investment Management Company ("FRIMCo" or "Manager") operates and administers all of the Funds which comprise the Investment Company, and manages the Money Market and the U.S. Government Money Market Funds (the Money Market and the U.S. Government Money Market Funds are a series of the Investment Company that are not presented in this report). FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of the Fund.

 For the six months ended June 30, 1998, the management fee paid to FRIMCo, for the Fund, in accordance with the Investment Company's Management Agreement with that firm, amounted to $589,000 before waivers. Such fee is payable monthly and is equal to the annual rate of 0.50% of the average daily net assets of the Fund.

 FRIMCo calculates its management fee based on average daily net assets for the Fund less any management fee incurred on assets invested in the Money Market Fund (see Note 5) thereby eliminating any duplication of fees.

                                    D(1)-13

FRANK RUSSELL INVESTMENT COMPANY

June 30, 1998 (Unaudited)

 ANALYTIC SERVICES: Fees for analytic services provided to the Fund are paid or accrued to Frank Russell Company, an affiliate of the Investment Company. Frank Russell Company provides its TruVP System to the Fund, pursuant to a written Service Agreement. The TruVP System provides analytics used by the investment department.

 TRANSFER AGENT: The Fund has a contract with FRIMCo, to provide transfer agent services to the Investment Company. Total fees for the six months ended June 30, 1998 were $73,000.

 DISTRIBUTOR: Russell Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Fund for its services.

 ACCRUED FEES PAYABLE TO AFFILIATES AS OF JUNE 30, 1998 WERE AS FOLLOWS:

                   MANAGEMENT   ANALYTIC    TRANSFER
                      FEES    SERVICE FEES AGENT FEES  TOTAL
                   ---------- ------------ ---------- --------
  Fixed Income II   $102,205     $4,545     $19,368   $126,118
                    ========     ======     =======   ========

 BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $54,794 for the six months ended June 30, 1998, and were allocated to the Fund on a pro rata basis, including 27 affiliated funds not presented herein.

5.MONEY MARKET FUND
 The Fund is permitted to invest its cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund (a series of Frank Russell Investment Company not presented herein). As of June 30, 1998, $10,103,000 of the Money Market Fund's net assets represents investments by the Fund and $736,408,000 represents the investments of other affiliated funds not presented herein.

6.FUND SHARE TRANSACTIONS
 Share transactions for shares for each period were as follows:

                                    SHARES                     DOLLARS
                          -------------------------- ----------------------------
                             FOR THE      FOR THE       FOR THE        FOR THE
                           SIX MONTHS       YEAR      SIX MONTHS        YEAR
                              ENDED        ENDED         ENDED          ENDED
                          JUNE 30, 1998 DECEMBER 31, JUNE 30, 1998  DECEMBER 31,
                           (UNAUDITED)      1997      (UNAUDITED)       1997
                          ------------- ------------ -------------  -------------
  FIXED INCOME II
    Proceeds from shares
     sold                   2,784,635     7,036,585  $ 51,419,303   $ 129,655,206
    Proceeds from
     reinvestment of
     distributions            177,960       641,394     3,266,703      11,742,346
    Payments for shares
     redeemed              (1,868,469)   (7,319,010)  (34,500,357)   (135,131,042)
                           ----------    ----------  ------------   -------------
    Total net increase
     (decrease)             1,094,126       358,969  $ 20,185,649   $   6,266,510
                           ==========    ==========  ============   =============

7.DIVIDENDS
 On July 2, 1998, the Board of Trustees declared a $0.2452 dividend from net investment income payable on July 7, 1998, to the Fund's shareholders of record on July 2, 1998.

8.SUBSEQUENT EVENTS
 On August 10, 1998, Frank Russell Company entered into an agreement with The Northwestern Mutual Life Insurance Co., an insurance organization, pursuant to which Northwestern Mutual Life will acquire all of the outstanding common stock of Frank Russell Company.

 At its meeting on April 27, 1998, the Investment Company's Board of Trustees, in an effort to meet the best interests of shareholders of the Fixed Income II Fund and the Volatility Constrained Bond Fund (a series of the Investment Company not presented herein), approved a plan of reorganization for the merger of the two Funds. The merger is subject to shareholder approval at a meeting scheduled for November 19, 1998.

                                    D(1)-14

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES
 George F. Russell, Jr., Chairman
 Lynn L. Anderson
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Lynn L. Anderson, President and Chief Executive Officer
 Peter Apanovitch, Manager of Short Term Investment Funds
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

MANAGER AND TRANSFER AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 1776 Heritage Drive
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRES
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 - One Commerce Square
 Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 One Post Office Square
 Boston, MA 02109

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

MONEY MANAGERS
 BlackRock Financial Management, New York, NY
 Standish, Ayer & Wood, Inc., Boston, MA
 STW Fixed Income Management, Hamilton, Bermuda

This report is prepared from the books and records of the Fund and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                                    D(1)-15

                                                              EXHIBIT D(2)

     For your convenience, this semi-annual report has been condensed to include only the Volatility Constrained Bond
     Fund. Please disregard any reference to other Frank Russell
     Investment Company Funds not relevant to the proposed plan of re-organization.

                       FRANK RUSSELL INVESTMENT COMPANY

                       VOLATILITY CONSTRAINED BOND FUND

                               SEMIANNUAL REPORT

                                 JUNE 30, 1998
                                  (UNAUDITED)

                               TABLE OF CONTENTS

                                                                          Page
     Financial Statements............................................... D(2)-2
     Notes to Financial Statements...................................... D(2)-11
     Manager, Money Managers and Service Providers...................... D(2)-16


FRANK RUSSELL INVESTMENT COMPANY--VOLATILITY CONSTRAINED BOND FUND
Copyright (C) Frank Russell Company 1998. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance as of April 1, 1995 is reported gross of investment advisory fees. For periods thereafter, performance and yields are reported net of investment advisory fees but gross of investment services fees, descriptions of which can be obtained from the investment advisor. Investment services fees and other account expenses will reduce performance (e.g., an investment services fee of 0.2% of average managed assets will reduce a 10.0% annual return to 9.8%). The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

                                    D(2)-1

VOLATILITY CONSTRAINED BOND FUND

STATEMENT OF NET ASSETS

June 30, 1998 (Unaudited)


                                                             PRINCIPAL  MARKET
                                                              AMOUNT    VALUE
                                                               (000)    (000)
                                                             --------- --------

LONG-TERM INVESTMENTS - 94.3%
ASSET-BACKED SECURITIES - 34.0%
ABFS Equipment Contract Trust
  6.100% due 10/15/05.......................................  $   400  $    401
Advanta Home Equity Loan Trust
 Series 1994-1 Class A-2
  6.300% due 07/25/25.......................................      152       152
AFC Home Equity Loan Trust
 Series 1993-2 Class A
  6.000% due 01/20/13.......................................      129       128
AFC Mortgage Loan Trust
 Series 1996-3 Class 1A2
  7.220% due 02/25/27.......................................      123       123
Banc One Auto Grantor Trust
 Series 1997-A Class A
  6.270% due 11/20/03.......................................    2,204     2,218
Barnett Auto Trust
 Series 1997-A Class A3
  6.030% due 11/15/01.......................................    5,700     5,713
California Infrastructure PG&E
 Series 1997-1 Class A3
  6.150% due 06/25/02.......................................    1,600     1,610
Case Equipment Loan Trust
 Series 1997-B Class C
  6.410% due 09/15/04.......................................      233       234
Chase Credit Card Master Trust
 Series 1997-2 Class A
  6.300% due 04/15/03.......................................    2,900     2,933
 Series 1997-5 Class A
  6.194% due 08/15/05.......................................      800       813
Chase Manhattan Auto Owner Trust
 Series 1998-B Class A4
  5.800% due 02/17/03.......................................    2,000     2,000
Chemical Master Credit Card Trust I
 Series 1996-1 Class A
  5.550% due 09/15/03.......................................    4,000     3,961
Chevy Chase Auto Receivables Trust
 Series 1996-2 Class A
  5.900% due 07/15/03.......................................      619       619
 Series 1997-1 Class A
  6.500% due 10/15/03.......................................      872       876
 Series 1997-3 Class A
  6.200% due 03/20/04 (c)...................................      699       702
Contimortgage Home Equity Loan
 Trust Pass-thru Certificate
 Series 1997-4 Class A2
  6.270% due 02/15/12.......................................      500       500
Delta Funding Home Equity Loan Trust
 Series 1998-1 Class A2A
  5.858% due 05/25/30 (c)...................................      364       364

                                                             PRINCIPAL  MARKET
                                                              AMOUNT    VALUE
                                                               (000)    (000)
                                                             --------- --------

EQCC Home Equity Loan Trust
 Series 1993-4 Class A
  5.725% due 12/15/08.......................................  $    42  $     42
Equivantage Home Equity Loan Trust
 Series 1996-1 Class A
  6.550% due 10/25/25.......................................       15        15
Fingerhut Master Trust
 Series 1998-1 Class A
  6.070% due 02/15/05.......................................      250       250
First Chicago Master Trust II
 Credit Card Certificates
 Series 1994-L
  7.150% due 04/15/01.......................................    3,200     3,249
First Security Auto Grantor Trust
 Series 1997-A Class A
  6.300% due 08/15/03.......................................      500       502
Green Tree Financial Corp.
 Series 1998-1 Class A3
  5.950% due 04/01/13.......................................      500       500
 Series 1998-2 Class A3
  6.050% due 10/01/07.......................................      325       326
Green Tree Home Improvement
 Loan Trust
 Series 1997-A Class HIA3
  7.050% due 08/15/23.......................................      500       509
Honda Auto Receivables Grantor Trust
 Series 1995-A Class A
  6.200% due 12/15/00.......................................      209       209
 Series 1997-A Class A
  5.850% due 02/15/03.......................................      253       253
IMC Home Equity Loan Trust
 Series 1997-5 Class A1
  6.510% due 02/20/06 (c)...................................      433       434
 Series 1998-1 Class A3
  6.410% due 04/20/18.......................................      350       351
Nationsbank Credit Card Master Trust
 Series 1995-1 Class A
  6.450% due 04/15/03.......................................    2,500     2,528
New Century Home Equity Loan Trust
 Series 1998-NC3 Class A1
  6.000% due 06/26/28.......................................    1,000       996
Nissan Auto Receivables Grantor Trust
 Series 1997-1 Class A
  6.150% due 02/15/03.......................................      633       634
NPF VI Inc.
 Series 1998-1A Class A
  6.220% due 06/01/02.......................................      400       401

                                     D(2)-2

VOLATILITY CONSTRAINED BOND FUND

June 30, 1998 (Unaudited)

                                                             PRINCIPAL  MARKET
                                                              AMOUNT    VALUE
                                                               (000)    (000)
                                                             --------- --------

Olympic Automobile Receivables Trust
 Series 1996-B Class A4
  6.700% due 03/15/02.......................................  $ 1,000  $  1,010
 Series 1996-D Class CTFS
  6.125% due 04/15/02.......................................    2,315     2,316
PBG Equipment Trust
 Series 1A Class A
  6.270% due 01/20/12.......................................      550       550
PNC Student Loan Trust I
 Series 1997-2 Class A3
  6.314% due 01/25/01.......................................    3,500     3,540
Premier Auto Trust
 Series 1997-3 Class A4
  6.200% due 01/06/01.......................................    3,500     3,514
Prime Credit Card Master Trust
 Series 1992-2 Class A2
  7.450% due 11/15/02.......................................    1,000     1,022
Remodelers Home Improvement Loan
 Series 1995-3 Class A2
  6.800% due 12/20/07.......................................       76        76
Rental Car Finance Corp.
 Series 1997-1 Class A1
  6.250% due 06/25/03.......................................      420       421
Ryder Vehicle Lease Trust
 Series 1998-A Class A
  6.100% due 09/15/08 (c)...................................      400       400
Sears Credit Account Master Trust II
 Series 1995-3 Class A
  7.000% due 10/15/04.......................................      500       510
 Series 1997-1 Class A
  6.200% due 07/16/07.......................................      500       503
 Series 1998-1 Class A
  5.800% due 08/15/05.......................................    1,000       998
SPNB Home Equity Loan
 Series 1991-1 Class B
  8.150% due 06/15/20.......................................       39        39
Standard Credit Card Master Trust
 Series 1994-4 Class A
  8.250% due 11/07/03.......................................      850       906
The Money Store Auto Grantor Trust
 Series 1997-4 Class A2
  6.350% due 03/20/04.......................................      500       504

                                                             PRINCIPAL  MARKET
                                                              AMOUNT    VALUE
                                                               (000)    (000)
                                                             --------- --------

The Money Store Small Business
 Administration Loan Trust
 Series 1997-1 Class A
  6.241% due 01/15/25 (c)...................................  $   483  $    484
 Series 1997-1 Class B
  6.720% due 01/15/25 (c)...................................      483       486
Toyota Auto Lease Trust
 Series 1997-A Class A1
  6.200% due 04/26/04.......................................    3,600     3,612
UCFC Home Equity Loan Trust
 Series 1993-B1 Class A-1
  6.075% due 07/25/14.......................................       78        78
WFS Financial Owner Trust
 Series 1996-D Class A3
  6.050% due 07/20/01 (c)...................................    2,947     2,955
World Omni Automobile Lease
 Securitization Trust
 Series 1996-B Class A3
  6.250% due 11/15/02.......................................      696       700
 Series 1996-B Class B
  6.850% due 11/15/02 (c)...................................      399       399
 Series 1997-A Class A2
  6.750% due 06/25/03 (c)...................................    3,498     3,525
 Series 1997-A Class A4
  6.900% due 06/25/03.......................................      400       406
 Series 1997-B Class A1
  6.070% due 11/25/03.......................................      600       600
                                                                       --------
                                                                         64,100
                                                                       --------
CORPORATE BONDS AND NOTES - 28.4%
Advanta National Bank
  6.450% due 10/30/00.......................................      250       239
Ahmanson (H.F.)
  9.875% due 11/15/99.......................................      900       944
Aristar Inc.
  6.125% due 12/01/00.......................................      500       501
Associates Corp. of North America
  6.375% due 08/15/00.......................................    4,000     4,033
Banco De Latinoamerica
  6.500% due 04/02/01 (c)...................................    1,000     1,013
Bankamerica Corp.
  9.500% due 04/01/01.......................................      750       812
Banponce Corp. (MTN)
 Series 2
  5.750% due 03/01/99.......................................    1,100     1,098

                                     D(2)-3

VOLATILITY CONSTRAINED BOND FUND

June 30, 1998 (Unaudited)

                                     D(2)-4

                                       PRINCIPAL  MARKET
                                        AMOUNT    VALUE
                                         (000)    (000)
                                       --------- --------

Bear Stearns Co., Inc.
  7.625% due 09/15/99                   $   725  $    738
Caterpillar Financial Services (MTN)
  6.100% due 07/15/99                       500       501
Chase Manhattan Corp.
  10.125% due 11/01/00                      750       817
  5.813% due 12/05/09 (c)                   800       790
Chrysler Financial Corp. (MTN)
  6.610% due 06/16/00                       850       860
CIT Group Holdings, Inc. (MTN)
  6.125% due 12/15/00                     3,100     3,111
Coca-Cola Put Asset Trust
  6.000% due 03/15/01                       950       951
Comdisco, Inc. (MTN)
  6.070% due 05/08/00                     1,000     1,003
Conseco, Inc.
  6.400% due 06/15/0 (c)                    850       849
Cox Enterprises, Inc.
  6.250% due 08/26/99                     1,000     1,002
Crescent Real Estate Equities
  6.625% due 09/15/02                       750       740
ERAC USA Finance Co.
  6.375% due 05/15/03                       825       827
ERP Operating, L.P.
  8.500% due 05/15/99                       225       229
Finova Capital Corp.
  6.450% due 06/01/00                       625       630
First Bank South Dakota
  5.722% due 12/20/00 (c)                   500       500
First Chicago Corp.
  9.000% due 06/15/99                       500       514
First Industrial, L.P.
  6.500% due 04/05/01 (c)                 1,075     1,077
Franchise Finance Corp.
  7.000% due 11/30/00                       575       584
General Electric Capital Corp. (MTN)
  6.120% due 08/15/00                     4,000     4,026
General Motors Acceptance Corp. (MTN)
  7.500% due 07/22/99                       850       864
  7.465% due 07/25/19                       938       941
  7.012% due 04/01/20 (c)                   972       984
Greyhound Financial Corp.
  8.500% due 02/15/99                       775       786
Heller Financial, Inc. (MTN)
  5.738% due 03/01/99 (c)                   600       600
Hertz Corp.
  6.625% due 07/15/00                       650       655

                                            PRINCIPAL  MARKET
                                             AMOUNT    VALUE
                                              (000)    (000)
                                            --------- --------

Homeside Lending, Inc. (MTN)
  6.875% due 05/15/00                        $   825  $    839
JC Penney & Co., Inc. (MTN)
  6.375% due 09/15/00                            675       682
KeyCorp
  8.400% due 04/01/99                          1,000     1,017
Lehman Brothers Holdings, Inc. (MTN)
  6.000% due 02/26/01                          1,250     1,248
Lehman Brothers Holdings, Inc. (MTN)
 Series IBC
  7.000% due 05/13/99                            700       706
Liberty Property, L.P. (MTN)
  6.600% due 06/05/02                            400       405
MBNA Corp. (MTN)
 Series B
  6.500% due 09/15/00                            375       377
MCI Communications Corp.
  6.125% due 04/15/02 (c)                      1,250     1,251
Merrill Lynch & Co., Inc. (MTN)
  7.260% due 03/25/02                            925       950
Midlantic Corp.
  9.250% due 09/01/99                            450       466
Norwest Financial, Inc.
  6.375% due 09/15/02                            500       505
Procter & Gamble
  9.625% due 01/14/01                          3,900     4,211
Salomon Smith Barney Holdings, Inc.
  6.625% due 07/01/02                             75        76
  6.500% due 10/15/02                            300       303
Salomon, Inc. (MTN)
  5.382% due 04/05/99 (c)                      1,000     1,000
Sears Roebuck Acceptance Corp. (MTN)
  6.160% due 09/20/00                          4,000     4,017
Sears Roebuck Acceptance Corp. (MTN)
 Series II
  6.690% due 04/30/01                            750       763
Sovereign Bancorp, Inc. (Regd)
  6.750% due 07/01/00                            625       631
Wellsford Residential Property Trust (MTN)
  6.019% due 11/24/99 (c)                        850       851
                                                      --------
                                                        53,517
                                                      --------
EURODOLLAR BONDS - 0.8%
ALPS Pass-thru Trust
 Series 1994-1 Class A-2
  7.150% due 09/15/04 (c)                        262       262

VOLATILITY CONSTRAINED BOND FUND

June 30, 1998 (Unaudited)

                                                     PRINCIPAL  MARKET
                                                      AMOUNT    VALUE
                                                       (000)    (000)
                                                     --------- --------

Videotron Holdings PLC Step Up Bond
  Zero Coupon due 07/01/04                            $ 1,175  $  1,155
                                                               --------
                                                                  1,417
                                                               --------
MORTGAGE-BACKED SECURITIES - 10.4%
Bayview Financial Acquisition Trust
 Series 1998-1 Class A1
  7.010% due 05/25/29                                     600       609
Bear Stearns Mortgage Securities, Inc.
 Series 1996-6 Class A2
  7.000% due 11/25/27                                     688       688
BKD Commercial Mortgage Trust
 Series 1997-C1 Class B
  7.218% due 04/25/00 (c)                                 441       440
Chase Mortgage Finance Corp.
 Series 1998-S2 Class A1
  6.500% due 07/25/28                                     500       502
Citicorp Mortgage Securities, Inc.
 REMIC Series 1997-5 Class A1
  6.500% due 11/25/27                                     400       401
Credit Suisse First Boston Mortgage
  7.000% due 12/25/37                                     450       450
Federal Home Loan Mortgage Corp. (MTN)
  6.770% due 09/15/02                                     300       311
Federal Home Loan Mortgage Corp. Groups
  7.500% due 2000                                         169       170
  7.500% due 2002                                          70        71
  9.000% due 2005                                         203       209
  7.375% due 2006                                         188       192
  8.000% due 2018                                         645       668
Federal Home Loan Mortgage Corp.
 Participation Certificate
 Series 1540 Class C
  6.050% due 02/15/11                                     692       693
Series 2061 Class PH
  6.000% due 05/15/16                                     400       400
Federal National Mortgage Association Pools
  7.000% due 2004                                         621       629
  8.750% due 2004                                          40        42
  8.500% due 2010                                         612       638
  6.250% due 2013                                       1,400     1,416
Federal National Mortgage Association Grantor Trust
 REMIC Series 1996-T6 Class C
  6.200% due 02/26/01                                     988       988

                                            PRINCIPAL  MARKET
                                             AMOUNT    VALUE
                                              (000)    (000)
                                            --------- --------

GE Capital Mortgage Services, Inc.
 Series 1998-10 Class 2A1
  6.500% due 05/25/13                        $   500  $    502
REMIC Series 1997-9 Class 1A2
  6.750% due 10/25/27                            300       302
Government National Mortgage
 Association Pools
  9.500% due 2025                                597       647
  7.250% due 2026                                913       940
Merit Securities Corp.
 Series II Class 1A1
  6.580% due 07/28/22                          1,100     1,100
Norwest Integrated Structured Assets, Inc.
 Series 1998-1 Class 2A1
  7.000% due 06/25/28                            500       503
Prudential Home Mortgage Securities Co.
 Series 1993-S7 Class A4
  5.900% due 12/25/23                            850       843
Series 1994-19 Class A2
  7.050% due 05/25/24                            370       373
Residential Accredited Loans, Inc.
 Series 1997-QS7 Class A1
  7.500% due 07/25/27                            279       282
Residential Asset Secruitization Trust
 Mortgage Pass-thru Certificates
 Series 1996-A8 Class A1
  8.000% due 12/25/26                             20        20
 Series 1997-A5 Class A3
  7.125% due 07/25/27                             50        50
 Series 1997-A9 Class A1
  7.250% due 11/26/27                              6         6
 Series 1998-A2 Class A1
  6.750% due 04/25/28                            473       475
 Series 1998-A5 Class A1
  6.750% due 05/25/28                            494       494
Residential Funding Mortgage Securities I
 Series 1997-S12 Class A10
  6.700% due 08/25/27                            850       853
Resolution Trust Corp.
 Mortgage Pass-thru Certificate
 Series 1994-C1 Class D
  8.000% due 06/25/26 (c)                        647       657
 Series 1995-2 Class C1
  7.450% due 05/25/29 (c)                        264       268
SASCO LLC
 Series 1997-N1 Class D
  6.178% due 09/25/28 (c)                        600       600

                                     D(2)-5

VOLATILITY CONSTRAINED BOND FUND

June 30, 1998 (Unaudited)

                                                             PRINCIPAL  MARKET
                                                              AMOUNT    VALUE
                                                               (000)    (000)
                                                             --------- --------

Structured Asset Securities Corp.
 Series 1998-C2A Class A
  6.145% due 01/25/13 (c)...................................  $   200  $    200
Union Planters Mortgage Finance Corp.
 Series 1998-A Class A1
  6.350% due 01/25/28.......................................      475       476
Wilshire Funding Corporation
 Series 1997-WFC1 Class AI
  7.250% due 08/25/27.......................................      607       612
                                                                       --------
                                                                         19,720
                                                                       --------
MUNICIPAL BONDS - 0.3%
Philadelphia, Pennsylvania, Authority
for Industrial Development Class A
  6.480% due 06/15/04.......................................      604       623
                                                                       --------
                                                                            623
                                                                       --------
UNITED STATES GOVERNMENT
AGENCIES - 0.3%
Federal Home Loan Bank
  6.070% due 01/17/01.......................................      500       499
                                                                       --------
                                                                            499
                                                                       --------
UNITED STATES GOVERNMENT
TREASURIES - 17.8%
United States Treasury Notes
  6.000% due 06/30/99.......................................      850       854
  5.875% due 11/15/99.......................................      225       226
  5.375% due 02/01/00.......................................       75        75
  5.375% due 02/15/01.......................................   15,800    15,746
  6.500% due 08/31/01.......................................    1,625     1,669
  6.250% due 02/28/02.......................................      650       665
  3.625% due 07/15/02.......................................   10,558    10,442
  5.750% due 10/31/02.......................................      500       504
  5.750% due 11/30/02.......................................    3,120     3,146
  5.500% due 05/31/03.......................................      250       250
                                                                       --------
                                                                         33,577
                                                                       --------
YANKEE BONDS - 2.3%
Brascan, Ltd.
  7.375% due 10/01/02.......................................    1,000     1,028
Household International
  5.250% due 10/15/98.......................................      850       849

                                                             PRINCIPAL  MARKET
                                                              AMOUNT    VALUE
                                                               (000)    (000)
                                                             --------- --------

Noranda Forest, Inc.
  8.875% due 10/15/99.......................................  $   450  $    465
Quebec, Province of
  13.250% due 09/15/14......................................      450       506
Tyco International Group SA
  6.125% due 06/15/01.......................................      500       501
Westpac Banking, Ltd.
  7.875% due 10/15/02.......................................    1,006     1,067
                                                                       --------
                                                                          4,416
                                                                       --------
Total Long-Term Investments (cost $177,577).................            177,869
                                                                       --------
SHORT-TERM INVESTMENTS - 5.3%
 Frank Russell Investment Company
 Money Market Fund, due on demand (a).......................    9,979     9,979
                                                                       --------
TOTAL SHORT-TERM INVESTMENTS
(cost $9,979)...............................................              9,979
                                                                       --------
TOTAL INVESTMENTS
(identified cost $187,556)(b) - 99.6%.......................            187,848
OTHER ASSETS AND LIABILITIES,
NET - 0.4%..................................................                809
                                                                       --------
NET ASSETS - 100.0%.........................................           $188,657
                                                                       ========

(a) At cost, which approximates market.

(b) See Note 2 for federal income tax information.

(c) Adjustable or floating rate securities.

Abbreviations:

MTN - Medium Term Note

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of the financial statements.

                                    D(2)-6

VOLATILITY CONSTRAINED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998 (Unaudited)

                                                               Amounts in
                                                            thousands (except
                                                           per share amount)
ASSETS
Investments at market (identified cost $187,556) (Note
 2).......................................................  $       187,848
Receivables:
 Dividends and interest...................................            2,125
 Fund shares sold.........................................            1,145
Short-term investments held as collateral for securities
 loaned, at market (Note 3)...............................            9,326
                                                            --------------
  Total Assets............................................          200,444
LIABILITIES
Payables:
 Bank overdraft............................ $          604
 Investments purchased.....................          1,488
 Fund shares redeemed......................            143
 Accrued fees to affiliates (Note 4).......            127
 Other accrued expenses....................             99
Payable upon return of securities loaned,
 at market (Note 3)........................          9,326
                                            --------------
  Total Liabilities.......................................           11,787
                                                            --------------
Net Assets................................................  $       188,657
                                                            ==============
NET ASSETS CONSIST OF:
Undistributed net investment income.......................  $           831
Accumulated net realized gain (loss)......................          (10,357)
Unrealized appreciation (depreciation) on investments.....              292
Shares of beneficial interest.............................               99
Additional paid-in capital................................          197,792
                                                            --------------
NET ASSETS................................................  $       188,657
                                                            ==============
NET ASSET VALUE, offering and redemption price per share:
 ($188,656,577 divided by 9,886,198 shares of $.01 par
 value
 shares of beneficial interest outstanding)...............  $         19.08
                                                            ==============


        The accompanying notes are an integral part of the financial statements.

                                     D(2)-7

VOLATILITY CONSTRAINED BOND FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 1998 (Unaudited)

                                                           Amounts in thousands
INVESTMENT INCOME:
 Interest.................................................   $         5,292
 Dividends from Money Market Fund (Note 5)................               244
 Dividends................................................                45
                                                             --------------
  Total Investment Income.................................             5,581
EXPENSES (Notes 2 and 4):
 Management fees.......................... $           448
 Custodian fees...........................              86
 Transfer agent fees......................             113
 Professional fees........................              20
 Registration fees........................              23
 Trustees' fees...........................               1
 Miscellaneous............................              16
                                           ---------------
  Total Expenses..........................................               707
                                                             --------------
Net investment income.....................................             4,874
                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Notes
 2 and 3)
Net realized gain (loss) from investments.................              (269)
Net change in unrealized appreciation or depreciation of
 investments..............................................               337
                                                             --------------
Net gain (loss) on investments............................                68
                                                             --------------
Net increase (decrease) in net assets resulting from
 operations...............................................   $         4,942
                                                             ==============



        The accompanying notes are an integral part of the financial statements.

                                     D(2)-8

VOLATILITY CONSTRAINED BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                  Amounts in thousands
                                          FOR THE SIX MONTHS    FOR THE YEAR
                                          ENDED JUNE 30, 1998       ENDED
                                              (UNAUDITED)     DECEMBER 31, 1997
                                          ------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income...................      $  4,874           $  9,182
 Net realized gain (loss)................          (269)              (141)
 Net change in unrealized appreciation or
  depreciation...........................           337                325
                                               --------           --------
  Net increase (decrease) in net assets
   resulting from operations.............         4,942              9,366
                                               --------           --------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income...................        (4,751)            (9,388)
                                               --------           --------
FROM FUND SHARE TRANSACTIONS:
 Net increase (decrease) in net assets
  from Fund share transactions (Note 6)..        15,490              9,801
                                               --------           --------
Total Net Increase (Decrease) in Net
 Assets..................................        15,681              9,779
NET ASSETS
 Beginning of period.....................       172,976            163,197
                                               --------           --------
 End of period (including undistributed
  net investment income of $831 and $708,
  respectively)..........................      $188,657           $172,976
                                               ========           ========


        The accompanying notes are an integral part of the financial statements.

                                     D(2)-9

VOLATILITY CONSTRAINED BOND FUND

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                            YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------
                          1998*    1997     1996     1995     1994     1993
                         -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD ... $ 19.06  $ 19.07  $ 19.21  $ 18.64  $ 19.78  $ 19.51
                         -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  ......................     .50     1.07     1.09     1.21     1.15      .82
 Net realized and
  unrealized gain (loss)
  on investments .......     .02      .02     (.22)     .58    (1.16)     .45
                         -------  -------  -------  -------  -------  -------
  Total Income From
   Investment Operations
   .....................     .52     1.09      .87     1.79     (.01)    1.27
                         -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS:
 Net investment income
  ......................    (.50)   (1.10)   (1.01)   (1.22)   (1.13)    (.71)
 Tax return of capital..     --       --       --       --       --      (.29)
                         -------  -------  -------  -------  -------  -------
  Total Distributions...    (.50)   (1.10)   (1.01)   (1.22)   (1.13)   (1.00)
                         -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD ................ $ 19.08  $ 19.06  $ 19.07  $ 19.21  $ 18.64  $ 19.78
                         =======  =======  =======  =======  =======  =======
TOTAL RETURN (%)(a).....    2.75     5.90     4.66     9.89     (.02)    6.67
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets, end of
  period ($000 omitted)
  ...................... 188,657  172,976  163,197  181,881  195,007  225,672
 Ratios to average net
  assets (%)(b):
  Operating expenses ...     .78      .78      .76      .71      .67      .66
  Net investment income
   .....................    5.38     5.63     5.69     6.33     5.97     5.79
 Portfolio turnover rate
  (%)(b) ...............  136.83   197.45   311.51   256.72   182.65   220.77

 *For the six months ended June 30, 1998 (Unaudited).
(a)Periods less than one year are not annualized.
(b)The ratios for the period ended June 30, 1998 are annualized.


                                    D(2)-10

FRANK RUSSELL INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

June 30, 1998 (Unaudited)

1. ORGANIZATION

 Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on the Volatility Constrained Bond Fund (the "Fund"). The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

 Effective May 18, 1998, pursuant to approval of the Investment Company's Board of Trustees, Class C shares were renamed Class E shares. As of July 8, 1996, the Fund has available Class S and Class E shares, however, Class E has not been funded as of June 30, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES

 The Fund's financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of these financial statements.

 SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

 International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

 Short-term investments held by the Fund maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

 The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

 INVESTMENT TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within the fund. The Fund may lend portfolio securities as approved by the Board of Trustees on April 27, 1998.

 INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

 AMORTIZATION AND ACCRETION: All premiums and discounts, including original issue discounts, for the Fund are amortized/accreted for both tax and financial reporting purposes.

 FEDERAL INCOME TAXES: As a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

 It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Fund.

 At December 31, 1997, the Fund had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                            12/31/02   12/31/03   12/31/04  12/31/05   TOTAL
                           ----------  --------   --------  -------- ----------
  Volatility Constrained
   Bond................... $5,583,410 $1,871,605 $2,135,100 $201,012 $9,791,127


                                    D(2)-11

FRANK RUSSELL INVESTMENT COMPANY

 The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 1998 are as follows:

                                                                         NET
                                           GROSS         GROSS        UNREALIZED
                           FEDERAL TAX   UNREALIZED    UNREALIZED    APPRECIATION
                               COST     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                           ------------ ------------ -------------- --------------
  Volatility Constrained
   Bond................... $187,498,796   $884,054     $(534,850)      $349,204

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: For the Fund, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid monthly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

 The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, mortgage-backed securities, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

 EXPENSES: The Fund will pay its own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Manager). Most expenses can be directly attributed to the Fund. Expenses which cannot be directly attributed are allocated among all Funds principally based on their relative net assets. In addition, Class E shares will pay shareholder servicing fees along with other expenses that may be attributable to that Class.

 REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreements with several financial institutions whereby the Fund, through its custodian, receives delivery of underlying securities as collateral. The Fund's Money Managers will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The Money Managers will notify the Seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%.





 DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

 The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

 FORWARD COMMITMENTS: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (i.e., a "forward commitment", "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

 OPTIONS: The Fund may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Fund may also purchase and sell call and put options on foreign currencies.

                                    D(2)-12

FRANK RUSSELL INVESTMENT COMPANY

3.INVESTMENT TRANSACTIONS
 SECURITIES: During the six months ended June 30, 1998, the Fund had purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) of $46,904,438 and $28,880,536, respectively.

 Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were $89,504,490 and $86,589,801, respectively.

 SECURITIES LENDING: Effective April 27, 1998, the Investment Company resumed its securities lending program. The program allows the Fund to loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by Morgan Stanley Trust Company ("MSTC") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities-lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

 Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and MSTC and is included as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and MSTC and are included as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of June 30, 1998, the value of outstanding securities on loan and the value of collateral was $9,142,524 and $9,326,250, respectively.

4.RELATED PARTIES
 MANAGER: FRIMCo operates and administers all of the Funds which comprise the Investment Company, and manages the Money Market and U.S. Government Money Market Funds (two series of the Investment Company not presented in this report). FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of the Fund.

 For the six months ended June 30, 1998, the management fee paid to FRIMCo, for the Fund in accordance with the Investment Company's Management Agreement with that firm, amounted to $448,000 before waivers. Such fee is payable monthly and is equal to the annual rate of 0.50% of the average daily net assets of the Fund.

 FRIMCo calculates its management fee based on average daily net assets for the Fund, less any management fee incurred on assets invested in the Money Market Fund (see Note 5) thereby eliminating any duplication of fees.

 ANALYTIC SERVICES: Fees for analytic services provided to the Fund are paid or accrued to Frank Russell Company, an affiliate of the Investment Company. Frank Russell Company provides TruVP System to the Fund, pursuant to a written Service Agreement. The TruVP System provides analytics used by the investment department.

 TRANSFER AGENT: The Fund has a contract with FRIMCo to provide transfer agent services to the Investment Company. Total fees for the six months ended June 30, 1998 were $113,000.

 DISTRIBUTOR AND SHAREHOLDER SERVICING: Prior to May 18, 1998, the Investment Company had a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company was authorized to make payments to the Distributor, or any Selling Agents, as defined in the Plan, an amount (the "12b-1 Fee") for sales support services provided, and related expenses incurred which were primarily intended to result in the sale of the Class C shares subject to the Distribution Plan. Effective May 18, 1998, Class C shares were renamed Class E shares and the 12b-1 fee was eliminated.

                                    D(2)-13

FRANK RUSSELL INVESTMENT COMPANY

 The Investment Company has entered into a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of FRIMCo to promote and offer shares of Class S and Class E of the Investment Company Funds. The Distributor may enter into sub-distribution agreements with other non-affiliated parties (the "Selling/Servicing Agents"). Currently, the Distributor receives no compensation from the Investment Company for its services relating to distributing the Class S and Class E Shares.

 In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class E Shares of the Fund.

 The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of the Fund's Class E Shares on an annual basis. The Investment Company does not pay for unreimbursed expenses of the Distributor including amounts expended by the Distributor in excess of amounts received by it from the Investment Company, interest, carrying or other financial charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or more from future payments made by the Investment Company under the Distribution plan.

 ACCRUED FEES PAYABLE TO AFFILIATES AS OF JUNE 30, 1998 WERE AS FOLLOWS:

                                          ANALYTIC TRANSFER
                               MANAGEMENT SERVICE   AGENT
                                  FEES      FEES     FEES    TOTAL
                               ---------- -------- -------- --------
  Volatility Constrained Bond   $75,827    $5,775  $45,570  $127,172
                                =======    ======  =======  ========

 BOARD OF TRUSTEES: The Investment Company pays each of its Trustees not aff~liated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $54,794 for the six months ended June 30, 1998, and were allocated to each Fund and Class, where appropriate, on a pro rata basis, including 27 other affiliated funds not presented herein.

5.MONEY MARKET FUND
 The Fund is permitted to invest its cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund (a series of Frank Russell Investment Company not presented herein). As of June 30, 1998, $9,979,000 of the Money Market Fund's net assets represents investments by the Fund and $736,532,000 represents the investments of other affiliated Funds not presented herein.

6.FUND SHARE TRANSACTIONS
 Share transactions for each Class of shares were as follows:

                                    SHARES                    DOLLARS
                          -------------------------- --------------------------
                             FOR THE      FOR THE       FOR THE      FOR THE
                           SIX MONTHS       YEAR      SIX MONTHS       YEAR
                              ENDED        ENDED         ENDED        ENDED
                          JUNE 30, 1998 DECEMBER 31, JUNE 30, 1998 DECEMBER 31,
                           (UNAUDITED)      1997      (UNAUDITED)      1997
                          ------------- ------------ ------------- ------------
  VOLATILITY CONSTRAINED
   BOND CLASS S
    Proceeds from shares
     sold                   2,678,972     4,531,595   $51,101,263  $86,343,467
    Proceeds from
     reinvestment of
     distributions            171,750       318,828     3,269,608    6,058,603
    Payments for shares
     redeemed              (2,038,939)   (4,334,448)  (38,880,533) (82,601,508)
                           ----------    ----------   -----------  -----------
    Total net increase
     (decrease)               811,783       515,975   $15,490,338  $ 9,800,562
                           ==========    ==========   ===========  ===========

 There was no activity in Class E shares for Volatility Constrained Bond
 Fund.

                                    D(2)-14

FRANK RUSSELL INVESTMENT COMPANY

7.DIVIDENDS
 On July 2, 1998, the Board of Trustees declared a $0.0842 dividend from net investment income payable on July 7, 1998, to the Fund's shareholders of record on July 2, 1998.

8.SUBSEQUENT EVENTS
 On August 10, 1998, Frank Russell Company entered into an agreement with The Northwestern Mutual Life Insurance Co., an insurance organization, pursuant to which Northwestern Mutual Life will acquire all of the outstanding common stock of Frank Russell Company.

 At its meeting on April 27, 1998, the Investment Company's Board of Trustees, in an effort to meet the best interests of shareholders of the Volatility Constrained Bond Fund and the Fixed Income II Fund (a series of the Investment Company not presented herein), approved a plan of reorganization for the merger of the two Funds. The merger is subject to shareholder approval at a meeting scheduled for November 19, 1998.

                                    D(2)-15

FRANK RUSSELL INVESTMENT COMPANY
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001

TRUSTEES
 George F. Russell, Jr., Chairman
 Lynn L. Anderson
 Paul E. Anderson
 Paul Anton, PhD
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Lynn L. Anderson, President and Chief Executive Officer
 Peter Apanovitch, Manager of Short Term Investment Funds
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Randall P. Lert, Director of Investments
 Karl Ege, Secretary and General Counsel

MANAGER AND TRANSFER AGENT
 Frank Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CONSULTANT
 Frank Russell Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 1776 Heritage Drive
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRES
 909 A Street
 Tacoma, WA 98402
 (800) RUSSEL4
 (800) 787-7354

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young, LLP
 2600 - One Commerce Square
 Philadelphia, PA 19103-7098

INDEPENDENT ACCOUNTANTS
 PricewaterhouseCoopers LLP
 One Post Office Square
 Boston, MA 02109

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

MONEY MANAGERS
 BlackRock Financial Management, New York, NY
 Standish, Ayer & Wood, Inc., Boston, MA
 STW Fixed Income Management, Hamilton, Bermuda

This report is prepared from the books and records of the Fund and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                                    D(2)-16

                                EXHIBIT E

                             AMENDED AND RESTATED
                             MANAGEMENT AGREEMENT

  THIS MANAGEMENT AGREEMENT amended and restated this 27th day of April, 1998 (the"Agreement"), between FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust hereinafter called the "Trust" and FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY, a Washington Corporation hereinafter called the "Manager."

  WHEREAS, the Trust has been organized by and at the expense of a company affiliated with the Manager and operates as an investment company of the "series" type registered under the Investment Company Act of 1940 ("1940 Act") for the purpose of investing and reinvesting its assets in portfolios of securities, each of which has distinct investment objectives and policies (each distinct portfolio being referred to herein as a "Sub-Trust"), as set forth more fully in its Master Trust Agreement, its By-Laws and its Registration Statements under the 1940 Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance, and facilities of a manager and to have a manager perform for it various management, administrative, statistical, research, money manager selection, investment management, and other services; and

  WHEREAS, the Manager is registered as an investment adviser under the Investment Adviser's Act of 1940 and will engage in the business of rendering investment advice, counseling, money manager recommendation, and supervisory services to investment consulting clients; and the Manager and its affiliated corporations have undertaken the initiative and expense of organizing the Trust in order to have a means to commingle assets for certain investors to have access to and utilize the "Multi-Style, Multi-Manager" method of investment and to provide services to the Trust in consideration of and on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, Trust and the Manager agree as follows:

  1. Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Trust's assets and to act as a discretionary Money Manager to certain of the Sub-Trusts in the manner set forth in Section 2(B) of this Agreement, and to administer its business and administrative operations, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way.

  2. Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

    A. Management and Administrative Services.

      (1) The Manager shall furnish to the Trust adequate (a) office space, which may be space within the offices of the Manager or in such other place as may be agreed upon from time to time, (b) office furnishings, facilities, and equipment as may be reasonably required for managing and administering the business and operations of the Trust, including
    (i) complying with the business trust, securities, and tax reporting requirements of the United States and the various states in which the Trust does business, (ii) conducting correspondence and other communications with the Shareholders of the Trust, and (iii) maintaining or supervising the maintenance of all internal bookkeeping, accounting, and auditing services and records in connection with the Trust's investment and business activities. The Trust agrees that its shareholder recordkeeping services, the computing of net asset value and the preparation of certain of its records required by Rule 31 under the 1940 Act are maintained by the

    Trust's Transfer Agent, Custodian, and Money Managers, and that with respect to these records the Manager's obligations under this Section 2(A) are supervisory in nature.

      (2) The Manager shall employ or provide and compensate the executive, administrative, secretarial, and clerical personnel necessary to supervise the provision of the services set forth in sub-paragraph 2(A)
    (l), and shall bear the expense of providing such services except as provided in Section 4 of this Agreement. The Manager shall also compensate all officers and employees of the Trust who are officers or employees of the Manager, or its affiliated companies.

    B. Investment Management Services.

      (1) The Trust intends to appoint one or more persons or companies ("Money manager[s]") for each of the Sub-Trusts or segments thereof, and each Money Manager shall have full investment discretion and shall make all determinations with respect to the investment of a Sub-Trust's assets assigned to the Money Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision. The Manager shall not be responsible or liable for the investment merits of any decision by a Money Manager to purchase, hold, or sell a security for a Sub-Trust portfolio.

      (2) The Manager shall, subject to and in accordance with the investment objectives and policies of the Trust and each Sub-Trust and any directions which the Trust's Board of Trustees may issue to the Manager, have: (i) overall supervisory responsibility for the general management and investment of the Trust's assets and securities portfolios; and (ii) full investment discretion to make all determinations with respect to the investment of Sub-Trust assets not assigned to a Money Manager.

      (3) The Manager shall develop overall investment programs and strategies for each Sub-Trust, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Trustees concerning the implementation of the programs.

      (4) The Manager shall research and evaluate Money Managers and shall advise the Board of Trustees of the Trust of the Money Managers which the Manager believes are best suited to invest the assets of each Sub-Trust; shall monitor and evaluate the investment performance of each Money Manager employed by the Trust; shall determine the portion of each Sub-Trust's assets to be managed by each Money Manager; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a fiduciary for the Trust shall compensate the Money Managers.

      (5) The Manager shall render to the Trust's Board of Trustees such periodic reports concerning the Trust's and Sub-Trust's business and investments as the Board of Trustees shall reasonably request.

    C. Use of Frank Russell Company Research.

    The Manager is hereby authorized and expected to utilize the research and other resources of Frank Russell Company, its corporate parent, or any predecessor organization, in providing the Investment Management Services specified in Subsection "B," above. Neither the Manager nor the Trust shall be obligated to pay any fee to Frank Russell Company for these services.

    D. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

    The Manager will make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by federal and state securities laws, and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trust's shares.

    E. Other Obligations and Services.

    The Manager shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Trust and its investment activities.

  3. Execution and Allocation of Portfolio Brokerage Commissions. The Manager or the Money Managers, subject to and in accordance with any directions which the Trust's Board of Trustees may issue from time to time, shall place, in the name of the Trust, orders for the execution of the Sub-Trusts' portfolio transactions. When placing such orders, the primary objective of the Manager and Money Managers shall be to obtain the best net price and execution for the Trust, but this requirement shall not be deemed to obligate the Manager or a Money Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Trust recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 28(e) (3) of the Securities Exchange Act of 1934) or statistical quotations and other information to the Trust, the Manager and/or the Money Managers in accord with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Trust will benefit, directly or indirectly, by doing so, the Manager or a Money Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Trust and the Manager agree that the Manager and the Money Managers shall select brokers for the execution of the Sub-Trusts' portfolio transactions from among:

    A. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Trust, specifically including the quotations necessary to determine the Trust's net assets, in such amount of total brokerage as may reasonably be required in light of such services;

    B. Those brokers and dealers who supply brokerage and research services to the Manager and/or its affiliated corporations, or the Money Managers, which relate directly to portfolio securities, actual or potential, of the Trust, or which place the Manager or Money Managers in a better position to make decisions in connection with the management of the Trust's assets and portfolios, whether or not such data may also be useful to the Manager and its affiliates, or the Money Managers and their affiliates, in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required; and

    C. Frank Russell Securities, Inc., an affiliate of Manager, when the Manager or Money Manager has determined that the Trust will receive competitive execution, price, and commissions. The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed with Frank Russell Securities, Inc., and the manner in which the allocation has been accomplished.

    The Manager agrees and each Money Manager will be required to agree, that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Managers' or Money Managers' primary duty to obtain the best net price and execution for the Trust.

4. Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include:

    A. Fees for the services of the Money Managers;

    B. Expenses of all audits by independent public accountants;

    C. Expenses of transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    D. Expenses of custodial services including recordkeeping services provided by the Custodian;

    E. Expenses of obtaining quotations for calculating the value of the Trust's net assets;

    F. Expenses of obtaining Portfolio Activity Reports and Analyses of International Management reports for each portfolio of each Sub-Trust;

    G. Expenses of maintaining each Sub-Trust's tax records;

    H. Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Manager;

    I. Taxes levied against the Trust;

    J. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

    K. Costs, including the interest expense, of borrowing money;

    L. Costs and/or fees incident to meetings of the Trust, the preparation and mailings of prospectuses and reports of the Trust to its Shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities authorities;

    M. Legal fees, including the legal fees related to the registration and continued qualification of the Trust shares for sale;

    N. Costs of printing stock certificates representing shares of the Trust;

    O. Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Manager or any of its affiliates;

    P. The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    Q. Association membership dues; and

    R. Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto.

  5. Activities and Affiliates of the Manager.

    A. The services of the Manager and its affiliated corporations to the Trust hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others.

      (1) The Manager and its affiliated corporations shall use the same skill and care in the management of the Sub-Trust's portfolios as they use in the administration of other accounts to which they provide asset management consulting and manager selection services, but they shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis their other clients.

      (2) The Trust expressly recognizes that Frank Russell Trust Company ("Trust Company"), a corporation affiliated with the Manager, is also a client of a corporation affiliated with the Manager and receives substantially the same portfolio structuring and money manager selection services from the affiliate as does the Trust that Trust Company has, or may have, commingled investment funds with substantially the same investment objectives, strategies, and programs as the Trust; that the Trust was organized by and at the expense of a corporation affiliated with the Manager for the express purpose of offering the same type of investment management services to the Trust's shareholders, at least some of whom could not obtain these services through Trust Company, as Trust Company provides to its trust customers; and that over time Trust Company and the Trust may utilize some of the same money managers and have similar portfolio securities holdings.

    B. Subject to and in accordance with the Master Trust Agreement (as defined below) and By-Laws of the Trust and to Section 10(a) of the 1940 Act, it is understood that Trustees, officers, agents, and shareholders of the Trust are or may be interested in the Manager or its affiliates directors, agents, or shareholders of the Manager or its affiliates; that directors, officers, agents, and shareholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders, or otherwise; that the Manager or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Master Trust Agreement, By-Laws, and the 1940 Act.

  6. Compensation of the Manager.

    A. As consideration for the Manager's services to the following Sub-Trusts, the Manager shall receive from each of these Sub-Trusts an annual management fee, accrued daily at the rate of 1/365th of the applicable management fee and payable following the last day of each month, of the following annual percentages of each Sub-Trust's average daily net assets during the month:

     Diversified Equity...................................................  .78%
     Special Growth.......................................................  .95%
     Equity Income........................................................  .80%
     Quantitative Equity..................................................  .78%
     Diversified Bond.....................................................  .45%
     Volatility Constrained Bond..........................................  .50%
     International Securities.............................................  .95%
     Multistrategy Bond...................................................  .65%
     Limited Volatility Tax Free..........................................  .50%
     U.S. Government Money Market.........................................  .25%
     Tax Free Money Market................................................  .25%
     Real Estate Securities...............................................  .85%
     Emerging Markets..................................................... 1.20%
     Money Market.........................................................  .25%
     Equity I.............................................................  .60%
     Equity II............................................................  .75%
     Equity III...........................................................  .60%
     Equity Q.............................................................  .60%
     International........................................................  .75%
     Fixed Income I.......................................................  .30%
     Fixed Income II......................................................  .50%
     Fixed Income III.....................................................  .55%
     Equity T.............................................................  .75%
     Aggressive Strategy..................................................  .25%
     Balanced Strategy....................................................  .25%
     Moderate Strategy....................................................  .25%
     Conservative Strategy................................................  .25%
     Equity Balanced Strategy.............................................  .25%

  From this management fee, the Manager shall compensate the Money Managers as a fiduciary of the Trust.

  7. Liabilities of the Manager.

    A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Manager or its corporate affiliates, the Manager and its corporate affiliates shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security.

    B. No provision of this Agreement shall be construed to protect any, trustee or officer of the Trust, or the Manager and its corporate affiliates, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

  8. Renewal and Termination.

    A. This Agreement shall become effective on and as of April 27, 1998 and shall continue in effect as to each Sub-Trust until April 30, 2000. The Agreement is renewable annually thereafter for successive one-year periods
  (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Sub-Trust, by a vote of a majority of the outstanding voting securities of that Sub-Trust, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Trust) cast in person at a meeting called for purposes of voting on the Agreement; provided, however, that if the shareholders of any one or more Sub-Trusts fail to approve the Agreement as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulations thereunder.

    B. This Agreement:

      (a) May at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or, as to any Sub-Trust, by vote of a majority of the outstanding voting securities of the Sub-Trust, on 60 days' written notice to the Manager;

      (b) Shall immediately terminate in the event of its assignment; and

      (c) May be terminated by the Manager on 60 days' written notice to the Trust.

    C. As used in this Section 8, the terms of "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.

    D. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

  9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

  10. Reservation of Name. The parties hereto acknowledge that Frank Russell Company has reserved the right to grant the non-exclusive use of the name "Frank Russell," or any derivative thereof, to any other investment company, investment advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Frank Russell." In the event that Frank Russell Company should elect to withdraw the use of the name "Frank Russell" from the Trust, the Trust will submit the question of continuing this Agreement to a vote of its Shareholders.

  11. Limitation of Liability. The Master Trust Agreement dated July 26, 1984, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name Frank Russell Investment Company means the

Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees, or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Master Trust Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                       FRANK RUSSELL
                                       INVESTMENT COMPANY

      /s/ Karl J. Ege
_______________________________
    Karl J. Ege, Secretary

                                              /s/ Lynn L. Anderson
                                       By:  _________________________
                                                Lynn L. Anderson,
                                                    President


                                       FRANK RUSSELL INVESTMENT
                                       MANAGEMENT COMPANY

      /s/ Karl J. Ege
_______________________________
    Karl J. Ege, Secretary

                                              /s/ Eric A. Russell
                                       By:  _________________________
                                                Eric A. Russell,
                                                   President

  FRANK RUSSELL COMPANY agrees to provide consulting services without charge to the Investment Company upon the request of the Board of Trustees or officers of the Trust, or upon the request of manager pursuant to Section 2(C).

                                       FRANK RUSSELL COMPANY

      /s/ Karl J. Ege
_______________________________
    Karl J. Ege, Secretary

                                            /s/ Michael J. A. Phillips
                                       By:  __________________________
                                             Michael J. A. Phillips,
                                                   President

                                EXHIBIT F

                              ADVISORY AGREEMENT

  THIS ADVISORY AGREEMENT dated this     day of      , 1998 (the "Agreement"),
between FRANK RUSSELL INVESTMENT COMPANY, a Massachusetts business trust hereinafter called the "Trust" and FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY, a Washington Corporation hereinafter called the "Manager."

  WHEREAS, the Trust has been organized by and at the expense of a company affiliated with the Manager and operates as an investment company of the "series" type registered under the Investment Company Act of 1940 ("1940 Act") for the purpose of investing and reinvesting its assets in portfolios of securities, each of which has distinct investment objectives and policies (each distinct portfolio being referred to herein as a "Sub-Trust"), as set forth more fully in its Master Trust Agreement, its By-Laws and its Registration Statements under the 1940 Act and the Securities Act of 1933, all as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance, and facilities of a manager and to have a manager perform for it various statistical, research, money manager selection, investment management, and other services; and

  WHEREAS, the Manager is registered as an investment adviser under the Investment Adviser's Act of 1940 and will engage in the business of rendering investment advice, counseling, money manager recommendation, and supervisory services to investment consulting clients; and the Manager and its affiliated corporations have undertaken the initiative and expense of organizing the Trust in order to have a means to commingle assets for certain investors to have access to and utilize the "Multi-Style, Multi-Manager" method of investment and to provide services to the Trust in consideration of and on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, Trust and the Manager agree as follows:

  1. Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Trust's assets and to act as a discretionary Money Manager to certain of the Sub-Trusts in the manner set forth in Section 2(B) of this Agreement, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way.

  2. Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

    A. [Reserved]

    B. Investment Management Services.

      (1) The Trust intends to appoint one or more persons or companies ("Money Manager[s]") for each of the Sub-Trusts or segments thereof, and each Money Manager shall have full investment discretion and shall make all determinations with respect to the investment of a Sub-Trust's assets assigned to the Money Manager and the purchase and sale of portfolio securities with those assets, and such steps as may be necessary to implement its decision. The Manager shall not be responsible or liable for the investment merits of any decision by a Money Manager to purchase, hold, or sell a security for a Sub-Trust portfolio.

      (2) The Manager shall, subject to and in accordance with the investment objectives and policies of the Trust and each Sub-Trust and any directions which the Trust's Board of Trustees may issue to the Manager, have: (i) overall supervisory responsibility for the general management and investment of the Trust's assets and securities portfolios; and (ii) full investment discretion to make all determinations with respect to the investment of Sub-Trust assets not assigned to a Money Manager.

      (3) The Manager shall develop overall investment programs and strategies for each Sub-Trust, or segments thereof, shall revise such programs as necessary, and shall monitor and report periodically to the Board of Trustees concerning the implementation of the programs.

      (4) The Manager shall research and evaluate Money Managers and shall advise the Board of Trustees of the Trust of the Money Managers which the Manager believes are best suited to invest the assets of each Sub-Trust; shall monitor and evaluate the investment performance of each Money Manager employed by the Trust; shall determine the portion of each Sub-Trust's assets to be managed by each Money Manager; shall recommend changes or additions of Money Managers when appropriate; shall coordinate the investment activities of the Money Managers; and acting as a fiduciary for the Trust shall compensate the Money Managers.

      (5) The Manager shall render to the Trust's Board of Trustees such periodic reports concerning the Trust's and Sub-Trust's business and investments as the Board of Trustees shall reasonably request.

    C. Use of Frank Russell Company Research.

    The Manager is hereby authorized and expected to utilize the research and other resources of Frank Russell Company, its corporate parent, or any predecessor organization, in providing the Investment Management Services specified in Subsection "B," above. Neither the Manager nor the Trust shall be obligated to pay any fee to Frank Russell Company for these services.

    D. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

    The Manager will make available and provide financial, accounting, and statistical information required by the Trust for the preparation of registration statements, reports, and other documents required by federal and state securities laws, and with such information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Trust's shares.

    E. Other Obligations and Services.

    The Manager shall make available its officers and employees to the Board of Trustees and officers of the Trust for consultation and discussions regarding the management of the Trust and its investment activities.

  3. Execution and Allocation of Portfolio Brokerage Commissions. The Manager or the Money Managers, subject to and in accordance with any directions which the Trust's Board of Trustees may issue from time to time, shall place, in the name of the Trust, orders for the execution of the Sub-Trusts' portfolio transactions. When placing such orders, the primary objective of the Manager and Money Managers shall be to obtain the best net price and execution for the Trust, but this requirement shall not be deemed to obligate the Manager or a Money Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Trust recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 28(e) (3) of the Securities Exchange Act of 1934) or statistical quotations and other information to the Trust, the Manager and/or the Money Managers in accord with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Trust will benefit, directly or indirectly, by doing so, the Manager or a Money Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Trust and the Manager agree that the Manager and the Money Managers shall select brokers for the execution of the Sub-Trusts' portfolio transactions from among:

    A. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Trust, specifically including the quotations necessary to determine the Trust's net assets, in such amount of total brokerage as may reasonably be required in light of such services;

    B. Those brokers and dealers who supply brokerage and research services to the Manager and/or its affiliated corporations, or the Money Managers, which relate directly to portfolio securities, actual or potential, of the Trust, or which place the Manager or Money Managers in a better position to make decisions in connection with the management of the Trust's assets and portfolios, whether or not such data may also be useful to the Manager and its affiliates, or the Money Managers and their affiliates, in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required; and

    C. Frank Russell Securities, Inc., an affiliate of Manager, when the Manager or Money Manager has determined that the Trust will receive competitive execution, price, and commissions. The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed with Frank Russell Securities, Inc., and the manner in which the allocation has been accomplished.

  The Manager agrees and each Money Manager will be required to agree, that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Managers' or Money Managers' primary duty to obtain the best net price and execution for the Trust.

  4. Expenses of the Trust. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the Trust shall include:

    A. Fees for the services of the Money Managers;

    B. Expenses of all audits by independent public accountants;

    C. Expenses of transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    D. Expenses of custodial services including recordkeeping services provided by the Custodian;

    E. Expenses of obtaining quotations for calculating the value of the Trust's net assets;

    F. Expenses of obtaining Portfolio Activity Reports and Analyses of International Management reports for each portfolio of each Sub-Trust;

    G. Expenses of maintaining each Sub-Trust's tax records;

    H. Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Manager;

    I. Taxes levied against the Trust;

    J. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

    K. Costs, including the interest expense, of borrowing money;

    L. Costs and/or fees incident to meetings of the Trust, the preparation and mailings of prospectuses and reports of the Trust to its Shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities authorities;

    M. Legal fees, including the legal fees related to the registration and continued qualification of the Trust shares for sale;

    N. Costs of printing stock certificates representing shares of the Trust;

    O. Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Manager or any of its affiliates;

    P. The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    Q. Association membership dues; and

    R. Extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto.

  5. Activities and Affiliates of the Manager.

    A. The services of the Manager and its affiliated corporations to the Trust hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others.

      (1) The Manager and its affiliated corporations shall use the same skill and care in the management of the Sub-Trust's portfolios as they use in the administration of other accounts to which they provide asset management consulting and manager selection services, but they shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis their other clients.

      (2) The Trust expressly recognizes that Frank Russell Trust Company ("Trust Company"), a corporation affiliated with the Manager, is also a client of a corporation affiliated with the Manager and receives substantially the same portfolio structuring and money manager selection services from the affiliate as does the Trust; that Trust Company has, or may have, commingled investment funds with substantially the same investment objectives, strategies, and programs as the Trust; that the Trust was organized by and at the expense of a corporation affiliated with the Manager for the express purpose of offering the same type of investment management services to the Trust's shareholders, at least some of whom could not obtain these services through Trust Company, as Trust Company provides to its trust customers; and that over time Trust Company and the Trust may utilize some of the same money managers and have similar portfolio securities holdings.

  B. Subject to and in accordance with the Master Trust Agreement (as defined below) and By-Laws of the Trust and to Section 10(a) of the 1940 Act, it is understood that Trustees, officers, agents, and shareholders of the Trust are or may be interested in the Manager or its affiliates directors, agents, or shareholders of the Manager or its affiliates; that directors, officers, agents, and shareholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders, or otherwise; that the Manager or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Master Trust Agreement, By-Laws, and the 1940 Act.

  6. Compensation of the Manager.

    A. As consideration for the Manager's services to the following Sub-Trusts, the Manager shall receive from each of these Sub-Trusts an annual management fee, accrued daily at the rate of 1/365th of the applicable management fee and payable following the last day of each month, of the following annual percentages of each Sub-Trust's average daily net assets during the month:

     Diversified Equity...............................   .73%
     Special Growth...................................   .90%
     Equity Income....................................   .75%
     Quantitative Equity..............................   .73%
     Diversified Bond.................................   .40%
     Volatility Constrained Bond......................   .45%
     International Securities.........................   .90%
     Multistrategy Bond...............................   .60%
     Limited Volatility Tax Free (to be renamed Tax
      Free Bond)......................................   .30%
     U.S. Government Money Market.....................   .20%
     Tax Free Money Market............................   .20%
     Real Estate Securities...........................   .80%
     Emerging Markets.................................  1.15%
     Money Market.....................................   .20%
     Equity I.........................................   .55%
     Equity II........................................   .70%
     Equity III.......................................   .55%
     Equity Q.........................................   .55%
     International....................................   .70%
     Fixed Income I...................................   .25%
     Fixed Income II (to be renamed Short-Term Bond)..   .45%
     Fixed Income III.................................   .50%
     Equity T.........................................   .70%
     Aggressive Strategy..............................   .20%
     Balanced Strategy................................   .20%
     Moderate Strategy................................   .20%
     Conservative Strategy............................   .20%
     Equity Balanced Strategy.........................   .20%

  From this management fee, the Manager shall compensate the Money Managers as a fiduciary of the Trust.

    B. When a Sub-Trust holds cash, securities or other investment assets which are not treated as net assets of the Sub-Trust for the purpose of determining the net asset value per share of such Sub-Trust, the Manager may receive an additional annual fee, accrued daily at the rate of 1/365th of the fee and payable following the last day of each month, of 0.07% of the value of such assets for the exercise of investment supervision over such assets.

  7. Liabilities of the Manager.

    A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder or on the part of the Manager or its corporate affiliates, the Manager and its corporate affiliates shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security.

    B. No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or the Manager and its corporate affiliates, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

  8. Renewal and Termination.

    A. This Agreement shall become effective on and as of January 1, 1999 and shall continue in effect as to each Sub-Trust until April 30, 2000. The Agreement is renewable annually thereafter for successive one-year periods (a) by a vote of a majority of the Trustees of the Trust, or (b) as to any Sub-Trust, by a vote of a majority of the outstanding voting securities of that Sub-Trust, and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Trust) cast in person at a meeting called for purposes of voting on the Agreement; provided, however, that if the shareholders of any one or more Sub-Trusts fail to approve the Agreement as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and Rules and Regulations thereunder.

    B. This Agreement:

      (a) May at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or, as to any Sub-Trust, by vote of a majority of the outstanding voting securities of the Sub-Trust, on 60 days' written notice to the Manager;

      (b) Shall immediately terminate in the event of its assignment; and

      (c) May be terminated by the Manager on 60 days' written notice to the Trust.

    C. As used in this Section 8, the terms of "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.

    D. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party.

  9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

  10. Reservation of Name. The parties hereto acknowledge that Frank Russell Company has reserved the right to grant the non-exclusive use of the name "Frank Russell," or any derivative thereof, to any other investment company, investment advisor, distributor or other business enterprise, and to withdraw from the Trust the use of the name "Frank Russell." In the event that Frank Russell Company should elect to withdraw the use of the name "Frank Russell" from the Trust, the Trust will submit the question of continuing this Agreement to a vote of its Shareholders.

  11. Limitation of Liability. The Master Trust Agreement dated July 26, 1984, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name Frank Russell Investment Company means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees, or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Master Trust Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                 FRANK RUSSELL INVESTMENT
                                 COMPANY

---------------------------      By: __________________________________________
Karl J. Ege, Secretary              Lynn L. Anderson, President

                                 FRANK RUSSELL INVESTMENT
                                 MANAGEMENT COMPANY

---------------------------      By: __________________________________________
Karl J. Ege, Secretary              Eric A. Russell, President

  FRANK RUSSELL COMPANY agrees to provide consulting services without charge to the Investment Company upon request of the Board of Trustees or offices of the Trust, or upon the request of manager pursuant to Section 2(C).

                                 FRANK RUSSELL COMPANY

---------------------------      By: __________________________________________
Karl J. Ege, Secretary              Michael J. A. Phillips, President

                                                                       EXHIBIT G

                         PROFORMA FINANCIAL STATEMENTS
                             (SHORT-TERM BOND FUND)

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1997

                                                                 SHORT-TERM BOND
                                                                 FUND (FOLLOWING
                          FIXED INCOME FUND      BOND FUND       REORGANIZATION)
                          ------------------ ------------------ ------------------
                          PRINCIPAL  MARKET  PRINCIPAL  MARKET  PRINCIPAL  MARKET
                           AMOUNT    VALUE    AMOUNT    VALUE    AMOUNT    VALUE
                            (000)    (000)     (000)    (000)     (000)    (000)
                          --------- -------- --------- -------- --------- --------
LONG-TERM INVESTMENTS -
  91.7%
ASSET-BACKED
 SECURITIES - 35.2%
Advanta Home Equity Loan
 Trust
 Series 1994-1 Class A-2
  6.300% due 07/25/25...   $    39  $     38  $   189  $    186  $   226  $    224
AFC Home Equity Loan
 Trust
Series 1993-2 Class A
 6.000% due 01/20/13....       386       379      157       154      543       533
AFC Mortgage Loan Trust
Series 1996-3 Class 1A2
 7.220% due 12/25/27....       350       350      125       125      475       475
Associates Manufactured
 Housing
Pass-thru Certificate
Series 1996-1 Class A3
 7.000% due 03/15/27....       850       862      700       710    1,550     1,572
Banc One Auto Grantor
 Trust
Series 1997-A Class A
 6.270% due 11/20/03....     3,703     3,712    2,798     2,804    6,501     6,516
Barnett Auto Trust
Series 1997-A Class A3
 6.030% due 11/15/01....     7,500     7,495    5,700     5,696   13,200    13,191
California
 Infrastructure PG&E
Series 1997-1 Class A3
 6.150% due 06/25/02....                        1,600     1,604    1,600     1,604
Case Equipment Loan
 Trust
Series 1997-B Class C
 6.410% due 09/15/04....                          284       286      284       286
Chase Credit Card Master
 Trust
Series 1997-2 Class A
 6.300% due 04/15/03....     4,479     4,514    2,900     2,922    7,379     7,436
Chase Manhattan Grantor
 Trust
Series 1996-B Class A
 6.610% due 09/15/02....     1,204     1,211      783       787    1,987     1,998
Chevy Chase Auto
 Receivables Trust
 Series 1996-2 Class A
  5.900% due 07/15/03...       970       967      803       800    1,773     1,767
 Series 1997-2 Class A
  6.350% due 01/15/04...       842       845                         842       845
 Series 1997-3 Class A
  6.200% due 03/20/04
  (b)...................       653       654      868       869    1,521     1,523

                         PROFORMA FINANCIAL STATEMENTS
                             (SHORT-TERM BOND FUND)

                      STATEMENT OF NET ASSETS--(CONTINUED)
                               DECEMBER 31, 1997

                                                                SHORT-TERM BOND
                                                                FUND (FOLLOWING
                         FIXED INCOME FUND      BOND FUND       REORGANIZATION)
                         ------------------ ------------------ ------------------
                         PRINCIPAL  MARKET  PRINCIPAL  MARKET  PRINCIPAL  MARKET
                          AMOUNT    VALUE    AMOUNT    VALUE    AMOUNT    VALUE
                           (000)    (000)     (000)    (000)     (000)    (000)
                         --------- -------- --------- -------- --------- --------

Contimortgage Home
 Equity Loan Trust
 Pass-thru Certificate
 Series 1997-4 Class A2
  6.270% due 02/15/12...  $   500  $    499  $   500  $    499  $ 1,000  $    998
EQCC Home Equity Loan
 Trust
 Series 1993-4 Class A
  5.725% due 12/15/08...       40        40       51        51       91        91
 Series 1994-1 Class A
  5.800% due 03/15/09...      316       313      260       258      576       571
Equivantage Home Equity
 Loan Trust
 Series 1996-1 Class A
  6.550% due 10/25/25...      729       732      486       488    1,215     1,220
Fifth Third Bank Auto
 Grantor Trust
 Series 1996-B Class A
  6.450% due 03/15/02...                       1,000     1,003    1,000     1,003
First Chicago Master
 Trust II
 Credit Card
  Certificates
 Series 1994-L
  7.150% due 04/15/01...    4,500     4,580    3,200     3,257    7,700     7,837
First Omni Credit Card
 Master Trust
 Series 1996-A Class A
  6.650% due 09/15/03...      930       945      610       620    1,540     1,565
First Security Auto
 Grantor Trust
 Series 1997-A Class A
  6.300% due 08/15/03...      998     1,000      697       698    1,695     1,698
Fleetwood Credit
 Corporation Grantor
 Trust
 Series 1997-B Class A
  6.400% due 05/15/13...                         378       381      378       381
Ford Credit Auto Lease
 Trust
 Series 1996-1 Class A2
  5.800% due 05/15/99...    1,168     1,167      809       808    1,977     1,975
Green Tree Financial
 Corp.
 Series 1996-6 Class A4
  7.050% due 09/15/27...      500       507      500       507    1,000     1,014
 Series 1997-3 Class A2
  6.490% due 07/15/28...      750       752                         750       752
Green Tree Securitized
 Net Interest Margin
 Trust
 Series 1994-A Class A
  6.900% due 02/15/04...      528       533      440       444      968       977
 Series 1995-A Class A
  7.250% due 07/15/05...      413       414      354       355      767       769

                         PROFORMA FINANCIAL STATEMENTS
                             (SHORT-TERM BOND FUND)

                      STATEMENT OF NET ASSETS--(CONTINUED)
                               DECEMBER 31, 1997

                                                                 SHORT-TERM BOND
                                                                 FUND (FOLLOWING
                          FIXED INCOME FUND      BOND FUND       REORGANIZATION)
                          ------------------ ------------------ ------------------
                          PRINCIPAL  MARKET  PRINCIPAL  MARKET  PRINCIPAL  MARKET
                           AMOUNT    VALUE    AMOUNT    VALUE    AMOUNT    VALUE
                            (000)    (000)     (000)    (000)     (000)    (000)
                          --------- -------- --------- -------- --------- --------

Honda Auto Receivables
 Grantor Trust
 Series 1995-A Class A
  6.200% due 12/15/00...   $   346  $    346  $   346  $    346  $   692  $    692
 Series 1997-B Class A
  5.950% due 05/15/03...     1,200     1,198      923       922    2,123     2,120
IMC Home Equity Loan
 Trust
 Series 1997-5 Class A1
  6.510% due 02/20/06
  (b)...................       765       765      584       584    1,349     1,349
Nationsbank Auto Owner
 Trust
 Series 1996-A Class A3
  6.375% due 07/15/00...     2,750     2,756    2,500     2,505    5,250     5,261
Nationsbank Credit Card
 Master Trust
 Series 1995-1 Class A
  6.450% due 04/15/03...     3,850     3,887                       3,850     3,887
Newcourt Receivables
 Asset Trust
 Series 1996-2 Class A
  6.870% due 06/20/04...       208       212      156       159      364       371
Nissan Auto Receivables
 Grantor Trust
 Series 1997-1 Class A
  6.150% due 02/17/03...       372       373      837       839    1,209     1,212
Olympic Automobile
 Receivables
 Series 1996-B Class A4
  6.700% due 03/15/02...     1,000     1,009    1,000     1,009    2,000     2,018
 Series 1996-D Class
  CTFS
  6.125% due 11/15/04...     3,759     3,749    2,860     2,852    6,619     6,601
 Series 1997-A Class A2
  6.125% due 01/01/99...       902       903      451       451    1,353     1,354
PNC Student Loan Trust I
 Series 1997-2 Class A3
  6.314% due 01/25/01...     5,000     5,041    3,500     3,529    8,500     8,570
Premier Auto Trust
 Series 1997-3 Class A4
  6.200% due 01/06/01...     5,000     5,011    3,500     3,508    8,500     8,519
Remodelers Home
 Improvement Loan
 Series 1995-3 Class A2
  6.800% due 12/20/07...       558       558      269       269      827       827
Sears Credit Account
 Master Trust II
 Series 1995-3 Class A
  7.000% due 10/15/04...       900       919      500       511    1,400     1,430
 Series 1995-4 Class A
  6.250% due 01/15/03...     4,000     4,004      500       500    4,500     4,504
 Series 1996-2 Class A
  6.500% due 10/15/03...     1,500     1,510                       1,500     1,510
 Series 1997-1 Class A
  6.200% due 07/16/07...       500       500                         500       500

                         PROFORMA FINANCIAL STATEMENTS
                             (SHORT-TERM BOND FUND)

                      STATEMENT OF NET ASSETS--(CONTINUED)
                               DECEMBER 31, 1997

                                                                SHORT-TERM BOND
                                                                FUND (FOLLOWING
                         FIXED INCOME FUND      BOND FUND       REORGANIZATION)
                         ------------------ ------------------ ------------------
                         PRINCIPAL  MARKET  PRINCIPAL  MARKET  PRINCIPAL  MARKET
                          AMOUNT    VALUE    AMOUNT    VALUE    AMOUNT    VALUE
                           (000)    (000)     (000)    (000)     (000)    (000)
                         --------- -------- --------- -------- --------- --------

SMS Student Loan Trust
 Series 1997-A Class A
  6.030% due 10/27/25
  (b)...................  $   500  $    505  $   500  $    505  $ 1,000  $  1,010
SPNB Home Equity Loan
 Series 1991-1 Class B
  8.150% due 06/15/20...      336       340      151       153      487       493
Student Loan Marketing
 Association
 Series 1997-3 Class
  CTFS
  6.259% due 08/25/12
  (b)...................      500       494      400       395      900       889
The Money Store Home
 Equity Loan Trust
 Series 1993-D Class A1
  5.675% due 12/15/08...      389       383      130       131      519       514
 Series 1996-B Class A3
  6.820% due 03/15/10...      124       125                         124       125
TLFC IV Equipment Lease
 Trust
 Series 1996-1 Class A
  5.980% due 11/20/02...      361       360      305       305      666       665
TMS Small Business
 Administration Loan
 Trust
 Series 1997-1 Class A
  6.240% due 01/15/25
  (b)...................      995       993      497       497    1,492     1,490
 Series 1997-1 Class B
  6.719% due 01/15/25
  (b)...................      497       495      497       495      994       990
Toyota Auto Lease Trust
 Series 1007-A Class A1
  6.200% due 04/26/04...                       3,600     3,603    3,600     3,603
UCFC Home Equity Loan
 Trust
 Series 1993-B1 Class A1
  6.075% due 07/25/14...                          95        94       95        94
 Series 1996-D1 Class A3
  6.541% due 11/15/13...      675       677      275       276      950       953
WFS Financial Owner
 Trust
 Series 1996-D Class A3
  6.050% due 07/20/01
  (b)...................    4,500     4,508    3,500     3,506    8,000     8,014
World Omni Automobile
 Lease
 Securitization Trust
 Series 1996-B Class A3
  6.250% due 11/15/02...    1,098     1,099      699       699    1,797     1,798
 Series 1996-B Class B
  6.850% due 11/15/02
  (b)...................      350       352      400       402      750       754

                         PROFORMA FINANCIAL STATEMENTS
                             (SHORT-TERM BOND FUND)

                      STATEMENT OF NET ASSETS--(CONTINUED)
                               DECEMBER 31, 1997

                                                                 SHORT-TERM BOND
                                                                 FUND (FOLLOWING
                          FIXED INCOME FUND      BOND FUND       REORGANIZATION)
                          ------------------ ------------------ ------------------
                          PRINCIPAL  MARKET  PRINCIPAL  MARKET  PRINCIPAL  MARKET
                           AMOUNT    VALUE    AMOUNT    VALUE    AMOUNT    VALUE
                            (000)    (000)     (000)    (000)     (000)    (000)
                          --------- -------- --------- -------- --------- --------

World Omni Automobile
 Lease
 Securitization Trust
 Series 1997-A Class A2
  6.750% due 06/25/03
  (b)...................   $ 5,500  $  5,549  $ 3,500  $  3,531  $ 9,000  $  9,080
 Series 1997-A Class A4
  6.900% due 06/25/03...       500       508      400       406      900       914
 Series 1997-B Class A1
  6.070% due 11/25/03...                          600       601      600       601
                                    --------           --------           --------
                                      81,638             59,895            141,533
                                    --------           --------           --------
CORPORATE BONDS AND
 NOTES - 23.4%
Advanta National Bank
  6.450% due 10/30/00...                          250       244      250       244
Ahmanson (H.F.)
  9.875% due 11/15/99...       875       930      400       425    1,275     1,355
Aristar Inc.
  6.125% due 12/01/00...       725       722      500       498    1,225     1,220
Associates Corp North
 America
  6.375% due 08/15/00...     5,500     5,531    4,000     4,023    9,500     9,554
Banponce Corp. (MTN)
 Series 2
  5.750% due 03/01/99...     2,075     2,063    1,100     1,094    3,175     3,157
Bear Stearns Co., Inc.
  7.625% due 09/15/99...     1,125     1,151      725       742    1,850     1,893
Caterpillar Financial
 Services (MTN)
  6.100% due 07/15/99...                          500       500      500       500
Chase Manhattan Corp.
  10.125% due 11/01/00..       259       285                         259       285
Chrysler Financial Corp.
 Series P (MTN)
  6.230% due 07/17/98...       500       501                         500       501
CIT Group Holdings, Inc.
 (MTN)
  6.125% due 12/15/00...     5,000     4,987    3,100     3,092    8,100     8,079
Cox Enterprises, Inc.
  6.250% due 08/26/99...     1,400     1,400    1,000     1,000    2,400     2,400
Crescent Real Estate
 Equities
  6.625% due 09/15/02...       750       749      750       749    1,500     1,498
Enterprise Rent-A-Car
 USA Finance Co. (MTN)
  7.875% due 03/15/98...     1,100     1,104                       1,100     1,104
ERP Operating, L.P.
  8.500% due 05/15/99...     1,050     1,079      225       231    1,275     1,310

                         PROFORMA FINANCIAL STATEMENTS
                             (SHORT-TERM BOND FUND)

                      STATEMENT OF NET ASSETS--(CONTINUED)
                               DECEMBER 31, 1997

                                                               SHORT-TERM BOND
                                                               FUND (FOLLOWING
                          FIXED INCOME FUND    BOND FUND       REORGANIZATION)
                          ----------------- ---------------- -------------------
                          PRINCIPAL MARKET  PRINCIPAL MARKET PRINCIPAL  MARKET
                           AMOUNT    VALUE   AMOUNT   VALUE   AMOUNT     VALUE
                            (000)    (000)    (000)   (000)    (000)     (000)
                          --------- ------- --------- ------ --------- ---------
Finova Capital Corp.
  6.450% due 06/01/00...   $  400   $   401  $  625   $  627 $  1,025  $   1,028
First Chicago Corp.
  9.000% due 06/15/99...      500       519     500      519    1,000      1,038
First Union Corp.
  6.750% due 01/15/98...      750       750     410      410    1,160      1,160
  6.600% due 06/15/00...    1,000     1,008                     1,000      1,008
Franchise Finance Corp.
  7.000% due 11/30/00...    1,000     1,010     575      581    1,575      1,591
General Electric Capital
 Corporation (MTN)
  6.120% due 08/15/00...    5,500     5,545   4,000    4,032    9,500      9,577
General Motors
 Acceptance Corp.
  7.012% due 04/01/20
   (b)..................      988       999     984      994    1,972      1,993
General Motors
 Acceptance Corp. (MTN)
  7.500% due 07/22/99...      925       944     850      868    1,775      1,812
  7.465% due 07/25/19...    1,438     1,448     974      981    2,412      2,429
Greyhound Financial Corp
  8.500% due 02/15/99...                        775      793      775        793
Heller Financial, Inc.
 (MTN)
  5.928% due 03/01/99
   (b)..................    1,000     1,003     600      602    1,600      1,605
Hertz Corp.
  6.500% due 04/01/00...      450       453     650      654    1,100      1,107
Homeside Lending, Inc.
 (MTN)
  6.875% due 06/30/02...    2,000     2,037     600      611    2,600      2,648
ITT Corp.
  6.250% due 11/15/00...    1,075     1,057     450      442    1,525      1,499
JC Penney & Co., Inc.
 (MTN)
  6.375% due 09/15/00...    1,125     1,134     675      680    1,800      1,814
Lehman Brothers
 Holdings, Inc. (MTN)
 Series E
  7.110% due 09/27/99...    1,500     1,524   1,075    1,092    2,575      2,616
 Series IBC
  7.000% due 05/13/99...      800       810     700      709    1,500      1,519
MBNA Corp. (MTN)
 Series B
  6.500% due 09/15/00...    1,000     1,010     375      379    1,375      1,389
Merrill Lynch & Co.,
 Inc. (MTN)
  7.260% due 03/25/02
   (b)..................    1,425     1,457     925      946    2,350      2,403
Midlantic Corp.
  9.250% due 09/01/99...      375       392     450      471      825        863
Occidental Petroleum
 Corp. (MTN)
  5.950% due 11/09/98...      950       948                       950        948

                         PROFORMA FINANCIAL STATEMENTS
                             (SHORT-TERM BOND FUND)

                      STATEMENT OF NET ASSETS--(CONTINUED)
                               DECEMBER 31, 1997

                                                                SHORT-TERM BOND
                                                                FUND (FOLLOWING
                          FIXED INCOME FUND      BOND FUND      REORGANIZATION)
                          ------------------ ----------------- -----------------
                          PRINCIPAL  MARKET  PRINCIPAL MARKET  PRINCIPAL MARKET
                           AMOUNT    VALUE    AMOUNT    VALUE   AMOUNT    VALUE
                            (000)    (000)     (000)    (000)    (000)    (000)
                          --------- -------- --------- ------- --------- -------
Salomon Smith Barney
 Holdings
  6.625% due 07/01/02...                      $  375   $   379  $  375   $   379
Salomon, Inc.
  7.750% due 05/15/00...   $ 1,000  $  1,032                     1,000     1,032
  6.700% due 07/05/00...       500       505                       500       505
Salomon, Inc. (MTN)
  5.718% due 04/05/99
   (b)..................     1,100     1,100   1,000     1,000   2,100     2,100
Sears Roebuck Acceptance
 (MTN)
  6.160% due 09/20/00...     5,500     5,501   4,000     4,001   9,500     9,502
Sovereign Bancorp, Inc.
 (Regd)
  6.750% due 07/01/00...       750       755     475       478   1,225     1,233
Taubman Realty Group,
 L.P.
  8.000% due 06/15/99...       250       256                       250       256
USF&G Corp.
  7.000% due 05/15/98...     1,975     1,982   1,000     1,003   2,975     2,985
Wellsford Residential
 Property Trust (MTN)
  6.195% due 11/24/99
   (b)..................     1,300     1,302     850       851   2,150     2,153
                                    --------           -------           -------
                                      57,384            36,701            94,085
                                    --------           -------           -------
EURODOLLAR BONDS--3.0%
ALPS Pass-thru Trust
 Series 1994-1 Class A2
  7.150% due 09/15/04
   (b)..................       280       281     351       353     631       634
Chase Manhattan Corp.
  6.062% due 12/05/09
   (b)..................       200       195     800       782   1,000       977
Export-Import Bank of
 Korea
  7.125% due 09/20/01...       300       249     200       166     500       415
Procter & Gamble
  9.625% due 01/14/01...     3,020     3,271   3,900     4,224   6,920     7,495
Videotron Holdings PLC
 Step Up Bond
  Zero Coupon due
   07/01/04.............     1,375     1,310   1,175     1,119   2,550     2,429
                                    --------           -------           -------
                                       5,306             6,644            11,950
                                    --------           -------           -------
MORTGAGE-BACKED
 SECURITIES--11.3%
Bear Stearns Mortgage
 Securities, Inc.
 Series 1996-6 Class A2
  7.000% due 11/25/27...       925       923     750       748   1,675     1,671
BKD Commercial Mortgage
 Trust
 Series 1997-C1
  Class B 7.218% due
   04/25/00 (b).........       850       851     550       551   1,400     1,402
Citicorp Mortgage
 Securities, Inc.
  REMIC Series 1997-5
   Class A1 6.500% due
   11/25/27.............       650       652     400       401   1,050     1,053

                         PROFORMA FINANCIAL STATEMENTS
                             (SHORT-TERM BOND FUND)

                      STATEMENT OF NET ASSETS--(CONTINUED)
                               DECEMBER 31, 1997

                                                               SHORT-TERM BOND
                                                               FUND (FOLLOWING
                         FIXED INCOME FUND     BOND FUND       REORGANIZATION)
                         ----------------- ----------------- -------------------
                         PRINCIPAL MARKET  PRINCIPAL MARKET  PRINCIPAL  MARKET
                          AMOUNT    VALUE   AMOUNT    VALUE   AMOUNT     VALUE
                           (000)    (000)    (000)    (000)    (000)     (000)
                         --------- ------- --------- ------- --------- ---------
CMC Securities Corp. II
 Series 1993-2G Class A1
  7.194% due 11/25/23
   (b)..................  $  885   $   898  $  664   $   674 $  1,549  $   1,572
Countrywide Home Loans
 Series 1997-6 Class A1
  6.750% due 11/25/27...     675       679                        675        679
Federal Home Loan
 Mortgage Corp. Groups
 Participation
 Certificate
  7.500% due 2000.......     657       663     221       223      878        886
  7.500% due 2002.......     150       152     201       202      351        354
  9.000% due 2005.......     192       200     256       267      448        467
  7.375% due 2006 (b)...     174       179     261       268      435        447
  6.250% due 2007.......     101       100                        101        100
  7.500% due 2007.......     276       281     369       374      645        655
  8.500% due 2017.......     622       648                        622        648
  8.500% due 2011.......                       156       162      156        162
  8.500% due 2018.......                       758       788      758        788
Federal Home Loan
 Mortgage Corp.
 Series 1714 Class E
  6.250% due 09/15/18...     650       651     525       526    1,175      1,177
Federal National
 Mortgage Association
 Pools
  8.500% due 2001.......     450       469     144       148      594        617
  7.000% due 2004.......     833       844     757       767    1,590      1,611
  8.500% due 2008.......     115       118                        115        118
  8.750% due 2004.......                        44        46       44         46
  7.000% due 2008.......                       325       331      325        331
  7.500% due 2009.......     593       607     475       486    1,068      1,093
  8.000% due 2009.......     896       932                        896        932
  8.500% due 2010.......     790       824     711       741    1,501      1,565
Federal National
 Mortgage Association
 Grantor Trust
 REMIC Series 1996-T6
  Class C
  6.200% due 02/26/01...   1,332     1,324   1,066     1,059    2,398      2,383
GE Capital Mortgage
 Services, Inc.
 REMIC Series 1997-9
  Class 1A2
  6.750% due 10/25/27...   1,125     1,131   1,000     1,005    2,125      2,136
Government National
 Mortgage Association
 Pools
  9.500% due 2025.......     567       615     693       752    1,260      1,367
  7.250% due 2026.......   1,328     1,359   1,040     1,065    2,368      2,424

                         PROFORMA FINANCIAL STATEMENTS
                             (SHORT-TERM BOND FUND)

                      STATEMENT OF NET ASSETS--(CONTINUED)
                               DECEMBER 31, 1997

                                                               SHORT-TERM BOND
                                                               FUND (FOLLOWING
                           FIXED INCOME FUND    BOND FUND      REORGANIZATION)
                           ----------------- ---------------- -----------------
                           PRINCIPAL MARKET  PRINCIPAL MARKET PRINCIPAL MARKET
                            AMOUNT    VALUE   AMOUNT   VALUE   AMOUNT    VALUE
                             (000)    (000)    (000)   (000)    (000)    (000)
                           --------- ------- --------- ------ --------- -------
Merrill Lynch Credit
 Corp. Mortgage Investors
 Inc.
 Series 1996-B Class A
  6.150% due 07/15/21
  (b)....................   $  789   $   806   $        $      $  789   $   806
Prudential Home Mortgage
 Securities
 Series 1994-19 Class A2
  7.050% due 05/25/24....      636       640    462       465   1,098     1,105
Residential Accredited
 Loans, Inc.
 Series 1997-QS7 Class A1
  7.500% due 07/25/27....      505       510    367       371     872       881
Residential Asset
 Securitization Trust
 Mortgage Pass-thru
 Certificates
 Series 1996-A8 Class A1
  8.000% due 12/25/26....      594       601    396       401     990     1,002
 Series 1997-A1 Class A
  7.000% due 03/25/27....      665       667    415       417   1,080     1,084
 Series 1997-A5 Class A3
  7.125% due 07/25/27....    1,277     1,284    851       856   2,128     2,140
 Series 1997-A9 Class A1
  7.250% due 11/25/27....    1,226     1,236    740       745   1,966     1,981
Residential Funding
 Mortgage Securities I
 Series 1997-S12 Class
  A10
  6.700% due 08/25/27....    1,500     1,510    850       855   2,350     2,365
Resolution Trust Corp.
 Mortgage Pass-thru
 Certificates
 Series 1992-M3 Class A1
  7.750% due 07/25/30....       66        66    111       111     177       177
 Series 1994-C1 Class D
  8.000% due 06/25/26
  (b)....................      876       892    657       669   1,533     1,561
 Series 1995-2 Class C1
  7.450% due 05/25/29
  (b)....................      238       240    289       292     527       532
SASCO LLC
 Series 1997-N1 Class D
  6.217% due 09/25/28
  (b)....................      800       800    600       600   1,400     1,400
Sequoia Mortgage Trust
 Series 1 Class A1
  6.028% due 07/04/27
  (b)....................    1,197     1,197    820       821   2,017     2,018
Wilshire Funding
 Corporation
 Series 1997-WFC1 Class
  AI
  7.250% due 08/25/27....    1,024     1,035    745       753   1,769     1,788
                                     -------           ------           -------
                                      26,584           18,940            45,524
                                     -------           ------           -------

                         PROFORMA FINANCIAL STATEMENTS
                             (SHORT-TERM BOND FUND)

                      STATEMENT OF NET ASSETS--(CONTINUED)
                               DECEMBER 31, 1997

                                                                SHORT-TERM BOND
                                                                FUND (FOLLOWING
                          FIXED INCOME FUND     BOND FUND       REORGANIZATION)
                          ----------------- ----------------- -------------------
                          PRINCIPAL MARKET  PRINCIPAL MARKET  PRINCIPAL  MARKET
                           AMOUNT    VALUE   AMOUNT    VALUE   AMOUNT     VALUE
                            (000)    (000)    (000)    (000)    (000)     (000)
                          --------- ------- --------- ------- --------- ---------
MUNICIPAL BONDS--0.4%
Philadelphia,
 Pennsylvania Authority
 for Industrial
 Development Class A
  6.480% due 06/15/04...   $  861   $   883  $  621   $   638 $  1,482  $   1,521
                                    -------           -------           ---------
                                        883               638               1,521
                                    -------           -------           ---------
UNITED STATES GOVERNMENT
 TREASURIES--16.5%
United States Treasury
 Notes
  5.625% due 11/30/98...      700       700   1,250     1,250    1,950      1,950
  6.000% due 6/30/99....                      1,500     1,508    1,500      1,508
  5.750% due 09/30/99...    1,250     1,252   1,775     1,778    3,025      3,030
  5.875% due 11/15/99...      100       100                        100        100
  5.875% due 02/15/00...   16,000    16,063  12,500    12,549   28,500     28,612
  6.875% due 03/31/00...      175       179   1,075     1,102    1,250      1,281
  5.625% due 11/30/00...      850       848     500       499    1,350      1,347
  6.375% due 05/15/00...      480       489     600       609    1,080      1,098
  6.375% due 03/31/01...                        280       285      280        285
  6.250% due 06/30/02...    3,070     3,131   2,325     2,371    5,395      5,502
  3.625% due 07/15/02...   11,545    11,487   7,027     6,992   18,572     18,479
  5.750% due 11/30/02...      340       340     170       170      510        510
  5.750% due 08/15/03...    1,500     1,502   1,000     1,000    2,500      2,502
                                    -------           -------           ---------
                                     36,091            30,113              66,204
                                    -------           -------           ---------
YANKEE BONDS--1.9%
Household International
  5.250% due 10/15/98...    1,150     1,144     850       845    2,000      1,989
Noranda Forest, Inc
  8.875% due 10/15/99...                        450       470      450        470
Ontario, Province of
  11.500% due 03/10/13..      760       800   1,240     1,305    2,000      2,105
Quebec, Province of
  13.250% due 09/15/14..      450       520     450       520      900      1,040
Westpac Banking, Ltd.
  7.875% due 10/15/02...    1,000     1,060     750       796    1,750      1,856
                                    -------           -------           ---------
                                      3,524             3,936               7,460
                                    -------           -------           ---------
TOTAL LONG-TERM
 INVESTMENTS
(identified cost
 $211,058, $156,911,
 $367,969,
 respectively)..........            211,410           156,867             368,277
                                    -------           -------           ---------

                         PROFORMA FINANCIAL STATEMENTS
                             (SHORT-TERM BOND FUND)

                      STATEMENT OF NET ASSETS--(CONTINUED)
                               DECEMBER 31, 1997

                                                                 SHORT-TERM BOND
                                                                 FUND (FOLLOWING
                          FIXED INCOME FUND      BOND FUND       REORGANIZATION)
                          ------------------ ------------------ ------------------
                          PRINCIPAL  MARKET  PRINCIPAL  MARKET  PRINCIPAL  MARKET
                           AMOUNT    VALUE    AMOUNT    VALUE    AMOUNT    VALUE
                            (000)    (000)     (000)    (000)     (000)    (000)
                          --------- -------- --------- -------- --------- --------
SHORT-TERM INVESTMENTS--
 7.1%
Chrysler Financial Corp.
 (MTN)
 Series P
  6.250% due 06/29/98...   $ 1,300  $  1,302  $   850  $    851  $ 2,150  $  2,153
Frank Russell Investment
 Company Money Market
 Fund,
 due on demand (a)......    13,320    13,320   12,456    12,456   25,776    25,776
Goldman Sachs Group
  6.300% due 01/05/98
   (a)..................                          900       900      900       900
Hertz Corp.
  9.500% due 05/15/98...       675       684                         675       684
                                    --------           --------           --------
TOTAL SHORT-TERM
 INVESTMENTS
(identified cost
 $15,348, $14,207,
 $29,555,
 respectively)..........              15,306             14,207             29,513
                                    --------           --------           --------
TOTAL INVESTMENTS--98.8%
(identified cost
 $226,406 $171,118,
 $397,524,
 respectively)..........            $226,716           $171,074            397,790
                                    ========           ========
OTHER ASSETS AND
 LIABILITIES,
 NET--1.2%..............                                                     4,807
                                                                          --------
NET ASSETS--100.0%......                                                  $402,597
                                                                          ========

---------------------
(a) At Cost, which approximates market.
(b) Adjustable or floating rate securities.

Abbreviations:
LLC--Limited Liability Corporation
L.P.--Limited Partnership
MTN--Medium Term Note
PLC--Public Limited Company
REMIC--Real Estate Mortgage Investment Conduit

                        See notes to proforma statements

     PROFORMA FOOTNOTES OF MERGER BETWEEN FIXED INCOME FUND AND BOND FUND

                         DECEMBER 31, 1997 (UNAUDITED)

1. GENERAL

  The accompanying proforma financial statements are presented to show the effect of the proposed acquisition of the Frank Russell Investment Company Volatility Constrained Bond Fund ("Bond Fund") by the Frank Russell Investment Company Fixed Income II Fund ("Fixed Income Fund"), as if such acquisition had taken place as of January 1, 1997. Following the merger of the Bond Fund into the Fixed Income Fund, the Fixed Income Fund will change its name to the Frank Russell Investment Company Short-Term Bond Fund ("Short-Term Bond Fund").

  Under the terms of the Agreement and Plan of Reorganization, the combination of the Fixed Income Fund and the Bond Fund will be treated as a tax-free business combination and, accordingly, will be accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of the Bond Fund in exchange for shares of the Fixed Income Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Fixed Income Fund and the Bond Fund have been combined as of and for the year ended December 31, 1997.

  The accompanying proforma financial statements should be read in conjunction with the financial statements and statements of net assets of the Fixed Income Fund and the Bond Fund, which are included in their respective annual reports dated December 31, 1997.

  The following notes refer to the accompanying proforma financial statements as if the above-mentioned acquisition of the Fixed Income Fund and the Bond Fund had taken place as of January 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

  The Short-Term Bond Fund is a sub-trust of Frank Russell Investment Company, a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984.

  The significant accounting policies consistently followed by the Short-Term Bond Fund are (a) securities transactions are accounted for on the trade date; and (b) United States securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter securities are valued on the basis of the closing bid price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities; international securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices.

  In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities; short-term investments that have a maturity of 60 days or less are valued at "amortized cost," unless the Board of Trustees determines that amortized cost does not represent fair value; the Short-Term Bond Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees; (c) interest income is recorded on the accrual basis; (d) direct expenses are charged to each Fund; expenses which cannot be directly attributed are allocated among all sub-trusts of the Investment Company principally based on their relative net assets; (e) dividends and

     PROFORMA FOOTNOTES OF MERGER BETWEEN FIXED INCOME FUND AND BOND FUND distributions to shareholders are recorded on the ex-dividend date; and (f) Short-Term Bond Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make the required distributions to shareholders; therefore, no provision for Federal income taxes has been made.

3. PROFORMA ADJUSTMENTS

  The accompanying proforma financial statements reflect changes in fund shares as if the merger had taken place on December 31, 1997. Adjustments made to expenses are for duplicated services that would not have been incurred if the merger took place on January 1, 1997.

4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

  Frank Russell Investment Management Company (FRIMCo) operates and administers the Short-Term Bond Fund. FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo one or more investment management organizations to manage the portfolio of the Short-Term Bond Fund. The Short-Term Bond Fund pays FRIMCo a management fee calculated at the annual rate of 0.50% of the aggregate average daily net assets. All fees are calculated daily and paid monthly.

5. INVESTMENTS

  The Bond Fund and the Short-Term Bond Fund have the same investment managers, objectives, policies and practices. Accordingly, no realignment of investments is presented in the proforma statements of net assets. In addition, no significant realignment of investments is anticipated as a result of the proposed merger.

  At December 31, 1997, the Short-Term Bond Fund had net tax basis capital loss carryovers of approximately $17,258,326, expiring during the years 2001 through 2005, which may be available to offset future capital gains. To the extent that these carryover losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

  As a result of the proposed merger, there are no anticipated changes to the Short-Term Bond Fund's capital loss carryovers because the net assets of the Short-Term Bond Fund will remain constant.

                                 EXHIBIT H

    EXPENSE TABLES REFLECTING SEPARATION OF ADVISORY AND ADMINISTRATIVE FEES

                                 EQUITY I FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.60%    0.55%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.10%    0.15%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.70%    0.70%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1,000 investment assuming (1) 5% annual re-
 turn and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 7     $22     $39     $88
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 7     $22     $39     $88
                                                ===     ===     ===     ===

                                 EQUITY II FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.75%    0.70%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.18%    0.23%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.93%    0.93%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1,000 investment assuming (1) 5% annual re-
 turn and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 9     $29     $51     $117
                                                ===     ===     ===     ====
Proposed Fee..................................  $ 9     $29     $51     $117
                                                ===     ===     ===     ====

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                                EQUITY III FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.60%    0.55%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.15%    0.20%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.75%    0.75%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1,000 investment assuming (1) 5% annual re-
 turn and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 8     $24     $41     $94
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 8     $24     $41     $94
                                                ===     ===     ===     ===

                                 EQUITY Q FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.60%    0.55%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.08%    0.13%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.68%    0.68%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1,000 investment assuming (1) 5% annual re-
 turn and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 7     $21     $38     $86
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 7     $21     $38     $86
                                                ===     ===     ===     ===

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                               INTERNATIONAL FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.75%    0.70%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.26%    0.31%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.01%    1.01%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $10     $32     $56     $127
                                                ===     ===     ===     ====
Proposed Fee..................................  $10     $32     $56     $127
                                                ===     ===     ===     ====

                              FIXED INCOME I FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.30%    0.25%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.11%    0.16%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.41%    0.41%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 4     $13     $23     $52
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 4     $13     $23     $52
                                                ===     ===     ===     ===

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                              FIXED INCOME II FUND
                        (TO BE RENAMED SHORT-TERM BOND)

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.50%    0.45%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.17%    0.22%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.67%    0.67%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 7     $21     $37     $84
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 7     $21     $37     $84
                                                ===     ===     ===     ===

                             FIXED INCOME III FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.55%    0.50%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.16%    0.21%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.71%    0.71%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 7     $22     $39     $89
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 7     $22     $39     $89
                                                ===     ===     ===     ===

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                      REAL ESTATE SECURITIES FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.85%    0.80%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.25%    0.30%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.10%    1.10%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $11     $35     $61     $138
                                                ===     ===     ===     ====
Proposed Fee..................................  $11     $35     $61     $138
                                                ===     ===     ===     ====

                         EMERGING MARKETS FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   1.20%    1.15%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.61%    0.66%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.81%    1.81%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $18     $57    $100     $228
                                                ===     ===    ====     ====
Proposed Fee..................................  $18     $57    $100     $228
                                                ===     ===    ====     ====

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                                 EQUITY T FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waivers).................................   0.68%    0.63%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.32%    0.37%
                                                                 ----     ----
Total Fund Operating Expenses (Net of Waivers)................   1.00%    1.00%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $20     $63    $111     $252
                                                ===     ===    ====     ====
Proposed Fee..................................  $20     $63    $111     $252
                                                ===     ===    ====     ====

---------------------
You would pay the following expenses on an investment in Equity T fund, assuming no redemption: 1 year--$10, 3 years--$32, 5 years--$55 and 10 years-- $126

                       LIMITED VOLATILITY TAX FREE FUND

                    (TO BE RENAMED TAX FREE BOND FUND)

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.50%    0.30%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.21%    0.26%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.71%    0.56%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 7     $22     $39     $89
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 6     $18     $31     $70
                                                ===     ===     ===     ===

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                               MONEY MARKET FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)..................................   0.10%    0.08%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.06%    0.08%
                                                                 ----     ----
Total Fund Operating Expenses (Net of Waiver).................   0.16%    0.16%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 2     $ 5     $ 9     $20
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 2     $ 5     $ 9     $20
                                                ===     ===     ===     ===

                       U.S. GOVERNMENT MONEY MARKET FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)..................................   0.03%    0.02%
12b-1 Fees....................................................   None     None
Other Expenses (Net of Waiver)................................   0.27%    0.28%
                                                                 ----     ----
Total Fund Operating Expenses (Net of Waiver).................   0.30%    0.30%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 3     $ 9     $17     $38
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 3     $ 9     $17     $38
                                                ===     ===     ===     ===

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                           TAX FREE MONEY MARKET FUND

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)..................................   0.15%    0.12%
12b-1 Fees....................................................   None     None
Other Expenses (Net of Waiver)................................   0.13%    0.16%
                                                                 ----     ----
Total Fund Operating Expenses (Net of Waiver).................   0.28%    0.28%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 3     $ 9     $15     $35
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 3     $ 9     $15     $35
                                                ===     ===     ===     ===

                        DIVERSIFIED EQUITY FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.78%    0.73%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.17%    0.22%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.95%    0.95%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $10     $30     $52     $119
                                                ===     ===     ===     ====
Proposed Fee..................................  $10     $30     $52     $119
                                                ===     ===     ===     ====

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                          SPECIAL GROWTH FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.95%    0.90%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.25%    0.30%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.20%    1.20%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $12     $38     $66     $151
                                                ===     ===     ===     ====
Proposed Fee..................................  $12     $38     $66     $151
                                                ===     ===     ===     ====

                           EQUITY INCOME FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.80%    0.75%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.26%    0.31%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.06%    1.06%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $11     $33     $59     $133
                                                ===     ===     ===     ====
Proposed Fee..................................  $11     $33     $59     $133
                                                ===     ===     ===     ====

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                        QUANTITATIVE EQUITY FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.78%    0.73%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.16%    0.21%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.94%    0.94%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 9     $30     $52     $118
                                                ===     ===     ===     ====
Proposed Fee..................................  $ 9     $30     $52     $118
                                                ===     ===     ===     ====

                     INTERNATIONAL SECURITIES FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.95%    0.90%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.35%    0.40%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.30%    1.30%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $13     $41     $72     $164
                                                ===     ===     ===     ====
Proposed Fee..................................  $13     $41     $72     $164
                                                ===     ===     ===     ====

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                         DIVERSIFIED BOND FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.45%    0.40%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.14%    0.19%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.59%    0.59%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 6     $19     $33     $74
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 6     $19     $33     $74
                                                ===     ===     ===     ===

                    VOLATILITY CONSTRAINED BOND FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.50%    0.45%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.24%    0.29%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.74%    0.74%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 7     $23     $41     $93
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 7     $23     $41     $93
                                                ===     ===     ===     ===

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                        MULTISTRATEGY BOND FUND CLASS S

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)..................................   0.58%    0.53%
12b-1 Fees....................................................   None     None
Other Expenses................................................   0.22%    0.27%
                                                                 ----     ----
Total Fund Operating Expenses (Net of Waiver).................   0.80%    0.80%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 8     $25     $44     $101
                                                ---     ---     ---     ----
Proposed Fee..................................  $ 8     $25     $44     $101
                                                ===     ===     ===     ====

                        DIVERSIFIED EQUITY FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.78%    0.73%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.23%    0.28%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.26%    1.26%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $13     $40     $70     $158
                                                ---     ---     ---     ----
Proposed Fee..................................  $13     $40     $70     $158
                                                ===     ===     ===     ====

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                          SPECIAL GROWTH FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.95%    0.90%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.30%    0.35%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.50%    1.50%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $15     $47     $83     $189
                                                ---     ---     ---     ----
Proposed Fee..................................  $15     $47     $83     $189
                                                ===     ===     ===     ====

                           EQUITY INCOME FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.80%    0.75%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.31%    0.36%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.36%    1.36%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $14     $43     $75     $171
                                                ---     ---     ---     ----
Proposed Fee..................................  $14     $43     $75     $171
                                                ===     ===     ===     ====

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                        QUANTITATIVE EQUITY FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.78%    0.73%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.19%    0.24%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.22%    1.22%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $12     $38     $67     $153
                                                ---     ---     ---     ----
Proposed Fee..................................  $12     $38     $67     $153
                                                ===     ===     ===     ====

                     INTERNATIONAL SECURITIES FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.95%    0.90%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.40%    0.45%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.60%    1.60%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $16     $50     $88     $201
                                                ---     ---     ---     ----
Proposed Fee..................................  $16     $50     $88     $201
                                                ===     ===     ===     ====

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                         EMERGING MARKETS FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   1.20%    1.15%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.61%    0.66%
                                                                 ----     ----
Total Fund Operating Expenses.................................   2.06%    2.06%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $21     $65    $114     $259
                                                ---     ---    ----     ----
Proposed Fee..................................  $21     $65    $114     $259
                                                ===     ===    ====     ====

                      REAL ESTATE SECURITIES FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.85%    0.80%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.29%    0.34%
                                                                 ----     ----
Total Fund Operating Expenses.................................   1.39%    1.39%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $14     $44     $77     $175
                                                ---     ---     ---     ----
Proposed Fee..................................  $14     $44     $77     $175
                                                ===     ===     ===     ====

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                         DIVERSIFIED BOND FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.45%    0.40%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.18%    0.23%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.88%    0.88%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 9     $28     $49     $111
                                                ---     ---     ---     ----
Proposed Fee..................................  $ 9     $28     $49     $111
                                                ===     ===     ===     ====

                    VOLATILITY CONSTRAINED BOND FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee..................................................   0.50%    0.45%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.24%    0.29%
                                                                 ----     ----
Total Fund Operating Expenses.................................   0.99%    0.99%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $10     $31     $55     $125
                                                ---     ---     ---     ----
Proposed Fee..................................  $10     $31     $55     $125
                                                ===     ===     ===     ====

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                        MULTISTRATEGY BOND FUND CLASS E

                                                               EXISTING PROPOSED
                                                                 FEE      FEE*
                                                               -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)..................................   0.58%    0.53%
12b-1 Fees....................................................   None     None
Shareholder Servicing Fee.....................................   0.25%    0.25%
Other Expenses................................................   0.22%    0.27%
                                                                 ----     ----
Total Fund Operating Expenses (Net of Waiver).................   1.05%    1.05%
                                                                 ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $11     $33     $58     $132
                                                ===     ===     ===     ====
Proposed Fee..................................  $11     $33     $58     $132
                                                ===     ===     ===     ====

                     EQUITY BALANCED STRATEGY FUND CLASS D

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   0.25%    0.25%
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.50%    0.50%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 5     $16     $28     $63
                                                ---     ---     ---     ---
Proposed Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                        AGGRESSIVE STRATEGY FUND CLASS D

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   0.25%    0.25%
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.50%    0.50%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===

                         BALANCED STRATEGY FUND CLASS D

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   0.25%    0.25%
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.50%    0.50%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 5     $16     $28     $63
                                                ---     ---     ---     ---
Proposed Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                         MODERATE STRATEGY FUND CLASS D

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   0.25%    0.25%
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.50%    0.50%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===

                       CONSERVATIVE STRATEGY FUND CLASS D

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   0.25%    0.25%
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.50%    0.50%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 5     $16     $28     $63
                                                ===     ===     ===     ===

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                     EQUITY BALANCED STRATEGY FUND CLASS E

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   None     None
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.25%    0.25%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===

                        AGGRESSIVE STRATEGY FUND CLASS E

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   None     None
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.25%    0.25%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.25%    0.25%
                                                               ====     ====

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
EXAMPLE:
iYou would pay the following expenses on a
 $1000 ivestment assuming (1) 5% annual return
 and (2) redemption at the end of each time
 period
Existing Fee..................................   $ 3     $ 8     $14     $31
                                                 ===     ===     ===     ===
Proposed Fee..................................   $ 3     $ 8     $14     $31
                                                 ===     ===     ===     ===

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                         BALANCED STRATEGY FUND CLASS E

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   None     None
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.25%    0.25%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 3     $ 8     $14     $31
                                                ---     ---     ---     ---
Proposed Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===

                         MODERATE STRATEGY FUND CLASS E

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   None     None
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.25%    0.25%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                       CONSERVATIVE STRATEGY FUND CLASS E

                                                             EXISTING PROPOSED
                                                               FEE      FEE*
                                                             -------- --------
ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee (Net of Waiver)................................   0.00%    0.00%
12b-1 Fees..................................................   None     None
Shareholder Servicing Fee...................................   0.25%    0.25%
Other Expenses (Net of Reimbursement).......................   0.00%    0.00%
                                                               ----     ----
Total Fund Operating Expenses (Net of Waiver and Reimburse-
 ment)......................................................   0.25%    0.25%
                                                               ====     ====

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
EXAMPLE:
You would pay the following expenses on a
 $1000 investment assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period
Existing Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===
Proposed Fee..................................  $ 3     $ 8     $14     $31
                                                ===     ===     ===     ===

---------------------
* The additional fee of not more than 0.07 of 1% which would be payable on assets which are not included in net assets for the purpose of computing the basic advisory fee, is applied only when such assets are invested by FRIMCo. Such amount is not expected to affect the amount of the gross proposed fee shown above.

                                 EXHIBIT I

                           FIVE PERCENT SHAREHOLDERS

FUND NAME                    BENEFICIARY OWNER NAME         SHARES     PERCENT
---------                ------------------------------- ------------- -------
Aggressive Strategy..... Board of Pensions of the Church 1,399,606.016 25.954%
                         of God Inc. TTEES
                         Church of God Pension Plan
                         Attn: Doug Hamlin
                         P.O. Box 2559
                         Anderson, IN 46108-2559

Aggressive Strategy..... Charles Schwab & Co., Inc.        672,135.484 12.464%
                         Special Custody Account for the
                         Exclusive Benefit of Customers
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104-4122

Aggressive Strategy..... Halbert, Hargrove/Russell, Inc.   443,241.637  8.219%
                         111 West Ocean Boulevard
                         Suite 1240
                         Long Beach, CA 90802

Balanced Strategy....... Board of Pensions of the Church 5,191,190.403 37.614%
                         of God Inc. TTEES
                         Church of God Pension Plan-
                         Annuity
                         Attn: Doug Hamlin
                         P.O. Box 2559
                         Anderson, IN 46108-2559

Balanced Strategy....... Capinco/Sargento                2,451,610.404 17.764%
                         Firstar Trust Company FBO
                         Sargento
                         Attn: Income/Mutual Funds Dept
                         P.O. Box 1787
                         Milwaukee, WI 53201-1787

Balanced Strategy....... Board of Pensions of the Church 2,071,489.625 15.010%
                         of God Inc. TTEES
                         Church of God Pension Plan
                         Attn: Doug Hamlin
                         P.O. Box 2559
                         Anderson, IN 46108-2559

Balanced Strategy....... Charles Schwab & Co., Inc.        716,417.064  5.191%
                         Special Custody Account for the
                         Exclusive Benefit of Customers
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104-4122

Conservative Strategy... Board of Pensions of the Church   205,490.387 51.144%
                         of God Inc. TTEES
                         Church of God Pension Plan
                         Attn: Doug Hamlin
                         P.O. Box 2559
                         Anderson, IN 46108-2559

Conservative Strategy... Standard-Knapp Inc.                57,307.172 14.263%
                         Prof Sharing & Savings Plan
                         127 Main Street
                         Portland, CT 06480-1860

Conservative Strategy... LBMC Employee Benefit Group LLC    36,129.949  8.992%
                         5203 Maryland Way
                         Suite 200
                         Brentwood, TN 37024-186

Conservative Strategy... First Security Bank 401(K) PSP     23,230.097  5.782%
                         PO Box 690
                         Batesville, MS 38606-0690

FUND NAME                    BENEFICIARY OWNER NAME         SHARES     PERCENT
---------                ------------------------------- ------------- -------
Diversified Bond........ Citizens Bank Saginaw           5,090,953.232 15.724%
                         Attn: Trust/Investment Dept.
                         101 N Washington
                         Saginaw, MI 48607-1206
Emerging Markets........ VAR & Co.                       4,789,347.018 13.368%
                         First Trust, N.A.
                         Funds Accounting
                         P.O. Box 64482
                         St Paul, MN 55164-0482
Emerging Markets........ Ronald Blue & Co.               3,523,690.289  9.836%
                         1100 Johnson Ferry Road, N.E.
                         Suite 600
                         Atlanta, GA 30342
Emerging Markets........ Charles Schwab & Co., Inc.      2,432,431.892  6.790%
                         Special Custody Account for the
                         Exclusive Benefit of Customers
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104-4122
Emerging Markets........ Atlantic Capital Management,    1,999,603.701  5.581%
                         LLC
                         Two Hannover Square,
                         Suite 1100
                         434 Fayetteville Street Mall
                         Raleigh, NC 27601
Equity Balanced
 Strategy............... Capinco/Sargento                4,156,802.274 47.432%
                         Firstar Trust Company FBO
                         Sargento
                         Attn: Income/Mutual Funds Dept.
                         P.O. Box 1787
                         Milwaukee, WI 53201-1787
Equity Balanced
 Strategy............... Board of Pensions of the Church 1,229,817.873 14.033%
                         of God Inc. TTEES
                         Church of God Pension Plan
                         Attn: Doug Hamlin
                         P.O. Box 2559
                         Anderson, IN 46108-2559
Equity Balanced
 Strategy............... Halbert, Hargrove/Russell, Inc.   638,029.593  7.280%
                         111 West Ocean Boulevard
                         Suite 1240
                         Long Beach, CA 90802
Equity Balanced
 Strategy............... Charles Schwab & Co., Inc         546,424.614  6.235%
                         Special Custody Account for the
                         Exclusive Benefit of Customers
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104-4122
Equity I................ VAR & Co.                       7,061,873.323 18.088%
                         First Trust, N.A.
                         Funds Accounting
                         P.O. Box 64482
                         St. Paul, MN 55164-0482
Equity I................ Ronald Blue & Co.               5,508,631.256 14.110%
                         1100 Johnson Ferry Road, N.E.
                         Suite 600
                         Atlanta, GA 30342
Equity I................ Anchor/Russell Capital          2,006,514.024  5.139%
                         Advisors, Inc.
                         One Post Office Square
                         38th Floor
                         Boston, MA 02109

FUND NAME                BENEFICIARY OWNER NAME         SHARES     PERCENT
---------            ------------------------------- ------------- -------
Equity I............ Charles Schwab & Co., Inc       1,881,302.910  4.819%
                     Special Custody Account for the
                     Exclusive Benefit of Customers
                     Attn: Mutual Funds
                     101 Montgomery Street
                     San Francisco, CA 94104-4122
Equity II........... Ronald Blue & Co.               2,245,003.608 14.145%
                     1100 Johnson Ferry Road, N.E.
                     Suite 600
                     Atlanta, GA 30342
Equity II........... Miller/Russell and Associates,  1,256,466.905  7.917%
                     Inc.
                     2929 E. Camelback Road
                     Suite 223
                     Phoenix, AZ 85016
Equity II........... Atlantic Capital Management,    1,136,051.710  7.158%
                     LLC
                     Two Hannover Square, Suite 1100
                     434 Fayetteville Street Mall
                     Raleigh, NC 27601
Equity II........... VAR & Co.                       1,071,674.757  6.752%
                     First Trust, N.A.
                     Funds Accounting
                     P.O. Box 64482
                     St. Paul, MN 55164-0482
Equity II........... Anchor/Russell Capital            968,774.194  6.104%
                     Advisors, Inc.
                     One Post Office Square
                     38th Floor
                     Boston, MA 02109
Equity II........... Reber/Russell Company             900,223.213  5.672%
                     1225 17th Street
                     Suite 1400
                     Denver, CO 80202-582
Equity II........... Charles Schwab & Co., Inc         892,581.586  5.624%
                     Special Custody Account for the
                     Exclusive Benefit of Customers
                     Attn: Mutual Funds
                     101 Montgomery Street
                     San Francisco, CA 94104-4122
Equity II........... JATO/ADM                          836,807.421  5.273%
                     National City Bank of
                     Minneapolis
                     Attn: Trust Dept
                     PO Box E 1919
                     Minneapolis, MN 55480-9999
Equity III.......... VAR & Co.                         909,879.749 13.289%
                     First Trust, N.A.
                     Funds Accounting
                     P.O. Box 64482
                     St. Paul, MN 55164-0482
Equity III.......... VAR & Co.                         708,137.285 10.343%
                     First Trust, N.A.
                     Funds Accounting
                     P.O. Box 64482
                     St. Paul, MN 55164-0482
Equity III.......... Anchor/Russell Capital            691,049.056 10.093%
                     Advisors, Inc.
                     One Post Office Square
                     38th Floor
                     Boston, MA 02109
Equity III.......... Ingham/Russell Investment         637,098.651  9.305%
                     Advisors,
                     1570 Madruga Avenue
                     4th Floor
                     Coral Gables, FL 33146

FUND NAME                BENEFICIARY OWNER NAME         SHARES     PERCENT
---------            ------------------------------- ------------- -------
Equity III.......... Reber/Russell Company             601,333.042  8.783%
                     1225 17th Street
                     Suite 1400
                     Denver, CO 80202-582
Equity III.......... Miller/Russell and Associates,    547,182.807  7.992%
                     Inc.
                     2929 E. Camelback Road
                     Suite 223
                     Phoenix, AZ 85016
Equity III.......... International Shipowners          362,069.702  5.288%
                     Reinsurance Co. S.A.
                     B.P. 841
                     L-2018
                     Luxembourg
Equity Income....... Citizens Bank                     358,459.190  5.721%
                     Saginaw
                     Attn: Trust/Investment Dept.
                     101 N. Washington
                     Saginaw, MI 48607-1206
Equity Income....... Carey & Co.                       358,290.934  5.718%
                     Huntington National Bank
                     Attn: Mutual Funds MC 1024
                     P.O. Box 1558
                     Columbus, OH 43216-1558
Equity Income....... Charles Schwab & Co., Inc         328,048.785  5.235%
                     Special Custody Account for the
                     Exclusive Benefit of Customers
                     Attn: Mutual Funds
                     101 Montgomery Street
                     San Francisco, CA 94104-4122
Equity Q............ VAR & Co.                       5,949,036.269 20.801%
                     First Trust, N.A.
                     Funds Accounting
                     P.O. Box 64482
                     St. Paul, MN 55164-0482
Equity Q............ Ronald Blue & Co.               4,593,369.059 16.061%
                     1100 Johnson Ferry Road, N.E.
                     Suite 600
                     Atlanta, GA 30342
Equity Q............ Miller/Russell and Associates,  1,915,456.450  6.698%
                     Inc.
                     2929 E. Camelback Road
                     Suite 223
                     Phoenix, AZ 85016
Equity Q............ Anchor/Russell Capital          1,715,223.751  5.997%
                     Advisors, Inc.
                     One Post Office Square
                     38th Floor
                     Boston, MA 02109
Equity T............ Ronald Blue & Co.               3,187,817.168 21.637%
                     1100 Johnson Ferry Road, N.E.
                     Suite 600
                     Atlanta, GA 30342
Equity T............ Charles Schwab & Co., Inc       2,319,803.281 15.745%
                     Special Custody Account for the
                     Exclusive Benefit of Customers
                     Attn: Mutual Funds
                     101 Montgomery Street
                     San Francisco, CA 94104-4122
Equity T............ Indiana Trust 1                 1,645,641.470 11.170%
                     Indiana Trust & Investment
                     Management Company
                     P.O. Box 5149
                     Mishawaka, IN 46546-5149

FUND NAME                BENEFICIARY OWNER NAME         SHARES     PERCENT
---------            ------------------------------- ------------- -------
Equity T............ Miller/Russell and Associates,  1,057,646.319  7.179%
                     Inc.
                     2929 E. Camelback Road
                     Suite 223
                     Phoenix, AZ 85016
Equity T............ Atlantic Capital Management,      990,734.951  6.725%
                     LLC
                     Two Hannover Square,
                     Suite 1100
                     434 Fayetteville Street Mall
                     Raleigh, NC 27601
Fixed Income I...... Ronald Blue & Co.               5,625,349.097 12.843%
                     1100 Johnson Ferry Road, N.E.
                     Suite 600
                     Atlanta, GA 30342
Fixed Income I...... JATO/ADM                        5,346,429.864 12.206%
                     National City Bank of
                     Minneapolis
                     Attn: Trust Dept
                     PO Box E 1919
                     Minneapolis, MN 55480-9999
Fixed Income I...... VAR & Co.                       4,694,727.218 10.718%
                     First Trust, N.A.
                     Funds Accounting
                     P.O. Box 64482
                     St. Paul, MN 55164-0482
Fixed Income I...... Anchor/Russell Capital          4,131,527.815  9.432%
                     Advisors, Inc.
                     One Post Office Square
                     38th Floor
                     Boston, MA 02109
Fixed Income I...... Davis & Co.                     3,093,353.081  7.062%
                     First Union Cust. Serv. Center
                     1525 West W.T. Harris Boulevard
                     Mail Code NC 1151-1076
                     Charlotte, NC 28288
Fixed Income II..... Ronald Blue & Co.               4,053,238.547 29.981%
                     1100 Johnson Ferry Road, N.E.
                     Suite 600
                     Atlanta, GA 30342
Fixed Income II..... First Tennessee Bank NA         1,288,376.704  9.530%
                     First Tennessee Bank FBO
                     Knox County Reinvest A/C
                     Attn: Trust Securities--Third
                     Floor
                     165 Madison Avenue
                     Memphis, TN 38103-2723
Fixed Income II..... Reber/Russell Company           1,166,029.036  8.625%
                     1225 17th Street
                     Suite 1400
                     Denver, CO 80202-582
Fixed Income II..... Lawton/Russell, Inc.              853,007.708  6.310%
                     311 South Wacker
                     Suite 1750
                     Chicago, IL 60606-662
Fixed Income II..... Anchor/Russell Capital            845,193.374  6.252%
                     Advisors, Inc.
                     One Post Office Square
                     38th Floor
                     Boston, MA 02109
Fixed Income III.... VAR & Co.                       9,431,451.501 21.321%
                     First Trust, N.A.
                     Funds Accounting
                     P.O. Box 64482
                     St. Paul, MN 55164-0482

FUND NAME                    BENEFICIARY OWNER NAME         SHARES     PERCENT
---------                ------------------------------- ------------- -------
Fixed Income III........ Ronald Blue & Co.               7,372,964.574 16.667%
                         1100 Johnson Ferry Road, N.E.
                         Suite 600
                         Atlanta, GA 30342
Fixed Income III........ Miller/Russell and Associates,  5,072,861.529 11.468%
                         Inc.
                         2929 E. Camelback Road
                         Suite 223
                         Phoenix, AZ 85016
Fixed Income III........ Savant/Russell, Inc.            2,420,792.356  5.472%
                         6929 Sunrise Blvd.
                         Suite 109
                         Citrus Heights, CA 95610
International........... VAR & Co.                       5,395,150.572 19.568%
                         First Trust, N.A.
                         Funds Accounting
                         P.O. Box 64482
                         St. Paul, MN 55164-0482
International........... Ronald Blue & Co.               4,105,541.845 14.891%
                         1100 Johnson Ferry Road, N.E.
                         Suite 600
                         Atlanta, GA 30342
International........... VAR & Co.                       1,474,490.740  5.348%
                         First Trust, N.A.
                         Funds Accounting
                         P.O. Box 64482
                         St. Paul, MN 55164-0482
International........... Atlantic Capital Management,    1,381,689.415  5.011%
                         LLC
                         Two Hannover Square,
                         Suite 1100
                         434 Fayetteville Street Mall
                         Raleigh, NC 27601
International........... Anchor/Russell Capital          1,357,248.689  4.923%
                         Advisors, Inc.
                         One Post Office Square
                         38th Floor
                         Boston, MA 02109
International........... Miller/Russell and Associates,  1,355,453.337  4.916%
                         Inc.
                         2929 E. Camelback Road
                         Suite 223
                         Phoenix, AZ 85016
Limited Volatility Tax   Ronald Blue & Co.               1,566,334.043 27.867%
 Free................... 1100 Johnson Ferry Road, N.E.
                         Suite 600
                         Atlanta, GA 30342
Limited Volatility Tax   Halbert, Hargrove/Russell, Inc. 1,072,394.730 19.079%
 Free................... 111 West Ocean Boulevard
                         Suite 1240
                         Long Beach, CA 90802
Moderate Strategy....... Board of Pensions of the Church   833,512.256 51.847%
                         of God Inc TTEES
                         Church of God Pension Plan
                         Attn: Doug Hamlin
                         P.O. Box 2559
                         Anderson, IN 46108-2559
Moderate Strategy....... Standard-Knapp Inc.               129,692.037  8.067%
                         Prof Sharing & Savings Plan
                         127 Main Street
                         Portland, CT 06480-1860

FUND NAME                     BENEFICIARY OWNER NAME          SHARES      PERCENT
---------                 ------------------------------- --------------- -------
Moderate Strategy.......  Charles Schwab & Co., Inc            86,946.919  5.408%
                          Special Custody Account for the
                          Exclusive Benefit of Customers
                          Attn: Mutual Funds
                          101 Montgomery Street
                          San Francisco, CA 94104-4122
Money Market............  Ronald Blue & Co.               177,751,693.790 42.830%
                          1100 Johnson Ferry Road, N.E.
                          Suite 600
                          Atlanta, GA 30342
Money Market............  Anchor/Russell Capital           60,139,028.510 14.491%
                          Advisors, Inc.
                          One Post Office Square 38th
                          Floor
                          Boston, MA 02109
Money Market............  Board of Pensions of the Church  48,659,508.880 11.725%
                          of God Inc TTEES
                          Church of God Pension Plan
                          Attn: Doug Hamlin
                          P.O. Box 2559
                          Anderson, IN 46108-2559
Money Market............  University of Puget Sound        23,025,337.180  5.548%
                          Attn: Controller
                          1500 North Warner
                          Tacoma, WA 98416-0001
Multistrategy Bond......  Halbert, Hargrove/Russell, Inc.   3,135,537.001  6.269%
                          111 West Ocean Boulevard
                          Suite 1240
                          Long Beach, CA 90802
Real Estate Securities..  Ronald Blue & Co.                 3,995,098.406 17.286%
                          1100 Johnson Ferry Road, N.E.
                          Suite 600
                          Atlanta, GA 30342
Real Estate Securities..  VAR & Co.                         2,229,110.674  9.645%
                          First Trust, N.A.
                          Funds Accounting
                          P.O. Box 64482
                          St. Paul, MN 55164-0482
Special Growth..........  FM Co                               689,274.761  4.870%
                          Huntington National Bank
                          One Financial Plaza
                          Holland, MI 49423-9166
Tax Free Money Market...  Citizens Bank                    54,327,323.640 31.159%
                          Saginaw
                          Attn: Trust/Investment Dept.
                          101 N Washington
                          Saginaw, MI 48607-1206
Tax Free Money Market...  Miller/Russell and Associates,   32,441,334.180 18.607%
                          Inc.
                          2929 E. Camelback Road
                          Suite 223
                          Phoenix, AZ 85016
Tax Free Money Market...  Ronald Blue & Co.                20,626,188.340 11.830%
                          1100 Johnson Ferry Road, N.E.
                          Suite 600
                          Atlanta, GA 30342
Tax Free Money Market...  Sandra N Tillotson TTEE          18,632,276.870 10.687%
                          Sandra N Tillotson Family Trust
                          DTD 10/1/96
                          3500 E Deer Hollow Drive
                          Sandy, UT 84092-4509
Tax Free Money Market...  Craig S Tillotson Fam. Tr. DTD    9,178,110.350  5.264%
                          10/1/96
                          Craig S. Tillotson TTE
                          C/O Clara's
                          1565 East 3300 South
                          Salt Lake City, UT 84106-3370

FUND NAME                    BENEFICIARY OWNER NAME          SHARES      PERCENT
---------                ------------------------------  --------------  -------
Tax Free Money Market... Halbert, Hargrove/Russell, Inc.  9,105,177.630   5.222%
                         111 West Ocean Boulevard
                         Suite 1240
                         Long Beach, CA 90802
US Government Money
 Market................. TRI-AD Capital Management, Inc. 15,548,330.480   9.504%
                         221 West Crest Street
                         Suite 300
                         Escondido, CA 92025
US Government Money
 Market................. Miller/Russell and Associates,  12,367,748.280   7.560%
                         Inc.
                         2929 E. Camelback Road
                         Suite 223
                         Phoenix, AZ 85016
US Government Money
 Market................. Anchor/Russell Capital           9,773,707.260   5.974%
                         Advisors, Inc.
                         One Post Office Square
                         38th Floor
                         Boston, MA 02109
US Government Money
 Market................. Winona National and Savings      7,953,401.610   4.862%
                         Bank
                         Winkalt & Co.
                         P.O. Box 499
                         Winona, MN 55987-0499
Volatility Constrained
 Bond................... Harbor Capital Management, Inc.    855,154.293   8.500%
                         831 East Morehead Street
                         Suite 350
                         Charlotte, NC 28202

      TO AVOID THE EXPENSE OF MULTIPLE MAILINGS TO THE SAME SHAREHOLDER,
         WE HAVE, WHENEVER POSSIBLE, INCLUDED PROXY CARDS FOR ALL YOUR ACCOUNTS IN THE FUNDS INVOLVED IN THIS PROXY IN ONE ENVELOPE.

                  PLEASE VOTE BY FILLING IN THE BOXES BELOW.

          Please fold and detach card at perforation before mailing.

                                                                              FOR            AGAINST          ABSTAIN
1.  To approve an Agreement and Plan of Reorganization of the
    Investment Company's Bond Fund into The Investment Company's
    Fixed Income II Fund.                                                     [_]              [_]              [_]    1.
                                                                                             WITHHOLD
                                                                                           authority to
                                                                        FOR all nominees   vote for all
                                                                        except as marked     nominees
2.   To elect the following six nominees as Trustees:
     Lynn L. Anderson, Paul E. Anderson, Paul Anton, PhD,
     William E. Baxter, Lee C. Gingrich, and Eleanor W. Palmer.               [_]              [_]                     2.

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.)

     -----------------------------------------------------------
                                                                              FOR            AGAINST          ABSTAIN
3.   To ratify the selection of PricewaterhouseCoopers LLP as the
     independent accountants for the Investment Company.                      [_]              [_]              [_]    3.
4.   To approve a new advisory agreement with FRIMCo as described in
     Proposal 4 of the proxy statement relating to the Special Meeting.       [_]              [_]              [_]    4.
5.   To approve a new advisory agreement with FRIMCo., to take effect upon the acquisition of Frank Russell Company by The Northwestern
     Mutual Life Insurance Company.                                           [_]              [_]              [_]    5.
6.   To approve a change to the Bond Fund's fundamental investment restrictions, authorizing a higher borrowing level to meet
     redemptions.                                                             [_]              [_]              [_]    6.
7.   To eliminate the Bond Fund's fundamental investment restrictions concerning:

7.a. investing in interests in oil, gas or other mineral exploration or
     developmental programs;                                                  [_]              [_]              [_]    7.a.
7.b. investing in issuers that have been in operation for less than
     three years; and                                                         [_]              [_]              [_]    7.b.
7.c. investing in issuers beneficially owned by certain affiliated
     persons of the Investment Company                                        [_]              [_]              [_]    7.c.
                                                                             GRANT           WITHHOLD
To consider and act upon any other business which may legally come
before the meeting.                                                           [_]              [_]

                       FRANK RUSSELL INVESTMENT COMPANY
                                     PROXY
           SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 19, 1998


           Please fold and detach card at perforation before mailing


VOLATILITY CONSTRAINED BOND FUND CLASS S

The undersigned hereby revokes all previous proxies for the undersigned's shares and appoints Gregory J. Lyons and Rick Chase, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Volatility Constrained Bond Fund (the "Bond Fund") which the undersigned is entitled to vote at the Bond Fund's Special Meeting in Lieu of Annual Meeting of Shareholders ("Special Meeting") to be held at the offices of Frank Russell Investment Company (the "Investment Company"), at 909 A Street, Tacoma, WA 98402 at 10:00 a.m., local time, on Thursday, the 19th day of November 1998, including any adjournment thereof, upon such business as may properly be brought before the Special Meeting.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF THE PROPOSAL TO MERGE THE BOND FUND INTO THE FIXED INCOME II FUND, IN FAVOR OF THE ELECTION OF THE NOMINEES TO THE BOARD, TO RATIFY THE SELECTION OF ACCOUNTANTS, AND IN FAVOR OF THE PROPOSALS TO APPROVE AN ADVISORY AGREEMENT AND TO AMEND CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS ARE NOT AWARE AT THIS TIME, THE PROXY HOLDERS MAY VOTE IN ACCORDANCE WITH THE VIEWS OF THE TRUSTEES THEREON. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

                                    Dated:
                                           -----------------------





                                    -------------------------------------------
                                    Signature(s)

                                    NOTE:  Please sign exactly as your name
                                    appears on the Proxy.  If signing for
                                    estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.